                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                             ASIAN EQUITY PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------------------------------------------

Other                                                (10.1%)
Thailand                                             (2.3%)
Taiwan                                               (18.0%)
Singapore                                            (10.0%)
Malaysia                                             (5.0%)
South Korea                                          (23.4%)
Indonesia                                            (0.8%)
Hong Kong                                            (23.2%)
China                                                (7.2%)

TOP FIVE HOLDINGS

                                                                PERCENT OF
SECURITY                                 COUNTRY                NET ASSETS
--------                                 -------                ----------
Samsung Electronics Co.                  South Korea               10.2%
Hutchison Whampoa Ltd.                   Hong Kong                  7.1%
Taiwan Semiconductor Manufacturing Co.   Taiwan                     4.3%
China Telecom (Hong Kong)                Hong Kong                  4.0%
SK Telecom Co., Ltd.                     South Korea                3.4%

PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
ALL-COUNTRY FAR EAST FREE EX-JAPAN
INDEX(1)
------------------------------------------------------

                             TOTAL RETURNS(2)
                   ---------------------------------------
                              ONE         AVERAGE ANNUAL
                     YTD      YEAR      SINCE INCEPTION(3)
                   ------    ------     ------------------
PORTFOLIO         -14.33%     4.76%           -6.00%
INDEX             -14.15%    -4.55%           -9.21%

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes China Indonesia, Hong Kong, the Philippines, Korea, Singapore, Taiwan and Thailand.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on March 3, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

TOP FIVE SECTORS

                                VALUE      PERCENT OF
SECTOR                          (000)      NET ASSETS
------                          ------     ----------
Information Technology          $5,206        33.8%
Financials                       3,485        22.6
Telecommunication Services       2,497        16.2
Consumer Discretionary             981         6.4
Industrials                        702         4.5

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -14.33% compared to -14.15% for the Morgan Stanley Capital International
(MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 4.76% compared to -4.55% for the Index. For the period from inception on March 3, 1997 through June 30, 2000, the Portfolio had an average annual total return of -6.00% compared to -9.21% for the Index.

Markets globally continued to be volatile as higher inflation data in the U.S. and a subsequent 0.5% rate hike by the Federal Reserve made equity investors nervous about the prospects of a hard landing in the U.S. Asian ex-Japan markets continued to slide lower and the high-performing technology and telecom stocks corrected significantly from their highs in March of this year. The markets began to stabilize towards the end of the second quarter of 2000 as the Federal Reserve kept interest rates on hold in June and economic data releases pointed to a slow down in the U.S. economy.

The Korean market, which underperformed broader Asian markets in the first quarter of 2000, was among the best performing markets in the second quarter of 2000. Although, at one point the market

[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. [/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

touched a 12-month low as domestic retail investors and institutions sold down equities heavily. However, strong policy action and several positive postures by the government, including the injection of public funds into the ailing investment trust companies, helped the market to bounce back strongly. In addition, the Hyundai Group's implementation of an aggressive restructuring plan to induce foreign capital and dissolve control by the founding family, as well as a re-capitalization plan of its investment trust company, were viewed positively by investors. With respect to the restructuring of the defunct Daewoo Group, preliminary bids were submitted by potential strategic investors for Daewoo Motors with the highest bid coming in well above market expectations. With foreign portfolio investment inflows in the second quarter of 2000 and growing foreign direct investment (FDI), the Korean Won continued to show strength. One of the government measures to calm financial markets was the implementation of the second tranche of the bond stabilization plan worth 10 trillion Won to soak up some of the supply from illiquid bond markets. Based on new demand sources and waning redemptions at investment trust companies which resulted in forced sells in the first quarter of 2000, benchmark bond yields started to trend down towards the latter half of the second quarter of 2000. The monumental summit between the leaders of the two Koreas did not have much impact on the stock market. We continue to retain an extremely positive stance on Korea with our Portfolio anchored in blue chips like Samsung Electronics and Korea Telecom.

While Taiwan was the best performing market in the first quarter of 2000, it was among the worst performing in the second quarter of 2000. Although part of this under-performance came from a generic sell-off in technology related shares globally, much of this was due to diminishing domestic investor confidence and confusion over the domestic policy moves of the new DPP government. There were indications from the government that taxes would be introduced to hi-tech companies, which traditionally paid little or no tax. Technology companies in Taiwan, especially in the semiconductor sector, have enjoyed significant tax advantages while the financial and other traditional sector companies have been fully taxed. These feelers are perhaps the first steps towards rationalization of the taxation system and attempts to bridge the fiscal deficit, which has become bloated. We think that investors are likely to be cautious in the long term towards the Taiwanese technology sector and analysts are likely to start incorporating taxation anomalies in valuations. The new President has done much to help calm cross-strait relations and it seems that the worst is behind us.

Hong Kong was a weak performer in the second quarter of 2000, but the market managed to recover towards the end of the second quarter of 2000 as investors became increasingly comfortable with a soft landing scenario in the U.S. There was increased interest in Hong Kong companies benefiting from growth momentum in China. GDP growth rates in Hong Kong have been running ahead of expectations for the last two quarters. With a benign outlook for interest rates and a recent well-bided land auction, demand is returning to the Hong Kong residential market. Although growth rates are heady, Hong Kong's recovery has probably had its best quarter and growth is likely to be slower in 2001 with deflation continuing to be a problem. Hutchison Whampoa, our biggest position in Hong Kong, continues to be in the limelight with its foray into 3G in the United Kingdom and its attractive mobile telecom assets in the U.S. Our positive stance on global exports and supply logistics leader, Li & Fung, performed very well this year.

China has been the star among Asian markets year-to-date. While there have been substantial portfolio inflows into China on the back of the increased weighting in the MSCI indices, positive macroeconomic news flow from China continues to keep sentiment very strong. Economic growth in China, which had been decelerating for the last seven years, is now showing impressive cyclical revival. GDP growth for the first half of this year was over 8%. Consumer spending in China has started to pick up and with exports continuing to stay robust, the quality of growth is also changing for the better. Political risks from Taiwan-China relations have diminished considerably after the new Taiwanese President delivered a friendly inauguration speech in May. The U.S. Senate approved PNTR (Permanent Normal Trade Relations) with China. Indications from listed corporate companies in China lead us to believe that corporate results for the first half of 2000 are likely to exceed expectations. China has stated plans to open up the A-share market, which when combined with the listed H-shares and red chips, would make China the biggest stock market in Asia after Japan in the next few years. We have been adding to the China weighting in our Portfolio, but the lack of liquid and attractively priced investable ideas is a constraint in constructing a broad-based portfolio. The current Index constituents are very skewed and top heavy with China Mobile making up almost 60% of the China Index. We managed to increase exposure to the growing mobile telecom sector by participating in the highly successful listing of China Unicom, the second biggest mobile communication services company in China.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

Malaysia, which was the best performing Asian market in the first quarter of 2000, reversed direction in the second quarter of 2000. Malaysia's strength has been its closed capital account, which was beneficial when U.S. interest rate anxiety was at a high. This made Malaysia one of the best-performing markets in Asia for the first five months of this year. However, in the month of June, the market succumbed to selling pressure and ended the first half with an increase of only 2.6%. The re-entry of Malaysia into various indices on May 31, 2000 proved to be a non-event. Local investors harbored high expectations that index funds would start a second wave of foreign portfolio funds rushing into the market. Wavering government policies, relatively expensive valuations and the lack of major corporate restructuring plans proved to be major negative influences.

The smaller southeast Asian markets continued to be laggards and diminished in importance as their country weights fell further after the Index re-adjustments starting May 31, 2000. In Indonesia, protracted political uncertainties, foot-dragging on economic reforms and increased disintegration risk contributed to the market being the worst performer year-to-date. The Indonesian Rupiah continues to remain highly vulnerable and volatile. Most investors have also continued to ignore the Philippine market over the last few quarters. In Thailand, the market is suffering from the reduction of its weight in indices. Thai corporates face an uphill task of attracting foreign investors amidst a backdrop of near-term political uncertainties and moderate economic growth. Nonperforming loan (NPL) reduction, an important confidence booster, is expected to be gradual. With concerns easing over the prospect of a hard landing for the U.S. economy, banks and other interest-rate sensitive stocks could do well in the short term. However, we are still underweight the banking sector as banks are unlikely to solve their NPLs in an acceptable time frame. We prefer the export and consumer sectors in Thailand, especially those possessing strong balance sheets and good management.

The Indian market witnessed a huge increase in weighting for the TMT (Technology, Media & Telecom) sector but it has been volatile in line with the gyrations of the NASDAQ. Although data on industrial production over the last few months demonstrated strength in the cyclical upswing of the economy, the high fiscal deficit numbers continue to be a looming concern. An incremental foreign portfolio inflow is a function of the perceived success of the government's privatization program. We continue to favor high growth software services stocks like Infosys Technologies, NIIT and SSI as these companies are increasing market share in the global IT services market with their smooth execution and cost competitiveness.

Singapore has been a relative laggard year-to-date but the underlying economic fundamentals continue to stay strong. GDP growth in the second quarter of 2000 was over 7.7%, much higher than consensus estimates. New U.S. orders for electronics, a key leading indicator for Singapore exports, has shown strong growth the last few quarters. In addition, the recovery in Japan and increase in intra-Asian trade are creating impressive new demands for Singapore exports.

Over the medium term, we believe that a soft landing in the U.S. will ease off interest rate fears in Asia and refocus attention on some of the inexpensive growth stocks, especially in South Korea. China's strong recovery and entry into the World Trade Organization later this year will keep sentiment on China stocks buoyant through the rest of the year. We think that future performance will depend on judicious stock selection, as the gap between the winners and losers continues to widen.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                    VALUE
SHARES                                                              (000)
-----------------------------------------------------------------------------
COMMON STOCKS (89.9%)
  CHINA (7.2%)
    46,000   China Merchants Holdings International Co., Ltd. ...   $   31
 (a)70,000   China Telecom (Hong Kong) ..........................      617
(a)132,000   China Unicom Ltd. ..................................      280
    53,000   Cosco Pacific Ltd. .................................       42
   159,000   Great Wall Technology Co., Ltd. ....................      110
 (a)92,000   TCL International Holdings Ltd. ....................       34
                                                                   -------
                                                                     1,114
                                                                   -------
  HONG KONG (23.2%)
    24,000   Asia Satellite Telecommunications Holdings Ltd. ....       82
    20,000   ASM Pacific Technology Ltd. ........................       75
    68,000   Cathway Pacific Airways ............................      126
    28,000   Cheung Kong Holdings Ltd. ..........................      310
  (a)1,800   China.com Corp., Class A ...........................       37
    13,000   Citic Pacific Ltd. .................................       68
     9,500   Dao Heng Bank Group Ltd. ...........................       42
     7,500   Hang Seng Bank Ltd. ................................       71
    89,700   Hong Kong & China Gas Co. Ltd. .....................      101
    18,000   Hong Kong Land Holdings Ltd. .......................       29
   206,600   Hong Kong Telecommunications Ltd. ..................      455
    86,819   Hutchison Whampoa Ltd. .............................    1,091
 (a)13,000   Johnson Electric Holdings Ltd. .....................      123
    34,000   Legend Holdings Ltd. ...............................       33
    44,600   Li & Fung Ltd. .....................................      223
 (a)79,000   Phoenix Satellite Television Holdings Ltd. .........       11
    43,000   Sino Land Co. ......................................       15
   274,000   Sino-i.com Ltd. ....................................       12
    13,100   SmarTone Telecommunications Holdings Ltd. ..........       29
(a)511,000   Soundwill Holdings Ltd. ............................       12
    42,000   Sun Hung Kai Properties Ltd. .......................      302
    31,467   Swire Pacific Ltd., Class A ........................      184
    17,100   Television Broadcasts Ltd. .........................      114
 (a)78,000   Timeless Software Ltd. .............................       35
                                                                   -------
                                                                     3,580
                                                                   -------

  INDONESIA (0.8%)
    21,500   Gudang Garam .......................................       35
 (a)22,500   PT Semen Fresik ....................................       21
     9,280   Telekomunikasi Indonesia ADR .......................       64
                                                                   -------
                                                                       120
                                                                   -------

  MALAYSIA (5.0%)
     8,000   British American Tobacco (Malaysia) Bhd. ...........       65
    17,000   Carlsberg Brewery Malaysia Bhd. ....................       57
    11,000   Commerce Asset Holding Bhd. ........................       32
 (a)29,000   Digi.com Bhd. ......................................       53
    38,800   Malayan Banking Bhd. ...............................      157
     8,000   Malaysian Pacific Industries Bhd. ..................       82
 (a)71,000   Public Bank Bhd. ...................................       66
 (a)22,000   Resorts World Bhd. .................................       60
 (a)16,000   Tanjong plc. .......................................       38
    30,000   Telekom Malaysia Bhd. ..............................      104
    17,000   Tenaga Nasional Bhd. ...............................       56
                                                                   -------
                                                                       770
                                                                   -------

  SINGAPORE (10.0%)
 (a)12,000   Chartered Semiconductor Ltd. .......................      105
    12,000   City Developments Ltd. .............................       47
 (a)10,400   Datacraft Asia Ltd. ................................       91
    24,276   DBS Group Holdings Ltd. ............................      312
    18,000   Keppel Corp.,  Ltd. ................................       39
    12,600   Natsteel Electronics Ltd. ..........................       39
 (a)54,000   Neptune Orient Lines ...............................       50
    38,000   Omni Industries Ltd. ...............................       63
    26,150   Oversea-Chinese Banking Corp. (Foreign) ............      180
    14,982   Overseas Union Bank Ltd. ...........................       58
    16,000   Sembcorp Logistics Ltd. ............................       90
 (a)22,000   SIA Engineering Co., Ltd. ..........................       25
 (a)16,000   Singapore Airlines Ltd. ............................      158
     9,900   Singapore Press Holdings Ltd. ......................      155
 (a)25,000   ST Assembly Test Services Ltd. .....................       64
     6,700   Venture Manufacturing Ltd. .........................       68
                                                                   -------
                                                                     1,544
                                                                   -------

  SOUTH KOREA (23.4%)
       800   Cheil Communications, Inc. .........................      104
     1,110   CJ39 Shopping Corp. ................................       36
  (a)3,110   Communication Network Interface, Inc. ..............       17
     1,476   Dongwon Securities Co. .............................       11
     5,657   H & CB .............................................      132
  (a)4,150   Humax Co., Ltd. ....................................       58
     3,511   Hyundai Electronics Industries Co. .................       69
     8,446   Kookmin Bank .......................................      108
 (a)10,480   Korea Electric Power Corp. ADR .....................      193
    (a)110   Korea Telecom Corp. ................................       10
     4,250   Korea Telecom Corp. ADR ............................      206
    (a)710   Korea Telecom Freetel ..............................       47
    (a)590   LG Home Shopping, Inc. .............................       56
       270   LG Information & Communication Ltd. ................       15
    (a)360   Locus Corp. ........................................       29
     2,850   Pohang Iron & Steel Co.,Ltd. ADR ...................       68
  (a)5,310   Prochips Technology, Inc. ..........................       21
     2,600   Samsung Electro-Mechanics Co. ......................      163
     4,768   Samsung Electronics Co. ............................    1,578
    10,040   Shinhan Bank Co., Ltd. .............................       95
    (a)220   SK Telecom Co., Ltd. ...............................       72
 (a)12,270   SK Telecom Co., Ltd. ADR ...........................      446
     4,120   Telson Electronics Co., Ltd. .......................       44
     1,480   Tong Yang Confectionery Co. ........................       32
                                                                   -------
                                                                     3,610
                                                                   -------

  TAIWAN (18.0%)
  (a)1,400   Accton Technology Corp. ............................        3
    33,344   Acer Peripherals, Inc. .............................       94
 (a)20,300   Acer,  Inc. ........................................       38
 (a)24,103   Advanced Semiconductor Engineering, Inc. ...........       74
     8,100   Advantech Co., Ltd. ................................       43
  (a)3,000   Ambit Microsystems Corp. ...........................       30

    The accompanying notes are an integral part of the financial statements.


                                       4

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                    VALUE
SHARES                                                              (000)
-----------------------------------------------------------------------------
  TAIWAN  (CONT.)
  (a)1,700   ASE Test Ltd. ......................................  $    50
    19,098   Asustek Computer, Inc. .............................      158
    63,200   China Steel Corp. ..................................       43
 (a)50,880   Chinatrust Commercial Bank .........................       44
    22,839   Compal Electronics .................................       56
 (a)20,000   Delta Electronics, Inc. ............................       95
 (a)44,770   Far Eastern Textile Ltd. ...........................       56
    (a)700   Gigamedia Ltd. .....................................        8
 (a)19,520   Hon Hai Precision Industry .........................      177
 (a)21,600   Macronix International Co., Ltd. ...................       54
 (a)11,000   Microelectronics Technology, Inc. ..................       36
    66,470   Nan Ya Plastic Corp. ...............................      134
 (a)13,860   President Chain Store Corp. ........................       52
  (a)6,000   Pro Mos Technologies, Inc. .........................       24
  (a)8,250   Ritek Corp. ........................................       33
 (a)39,268   Siliconware Precision Industries Co. ...............       88
  (a)2,200   Siliconware Precision Industries Co. ADR ...........       20
    71,284   Taishin International Bank .........................       46
(a)139,484   Taiwan Semiconductor Manufacturing Co. .............      663
(a)166,000   United Microelectronics Corp. Ltd. .................      462
    35,160   United World Chinese Commercial Bank ...............       33
    15,800   Universal Scientific Industrial Co., Ltd. ..........       39
 (a)42,300   Winbond Electronics Corp. ..........................      123
                                                                   -------
                                                                     2,776
                                                                   -------

  THAILAND (2.3%)
  (a)9,200   Advanced Info Service PCL (Foreign) ................      114
     7,500   BEC World (Foreign) ................................       45
     4,646   Delta Electronics (Thailand) PCL (Foreign) .........       33
 (a)86,500   Golden Land Property Development PCL (Foreign) .....       13
     3,200   Hana Microelectronics PCL (Foreign) ................       25
 (a)17,433   Siam Cement PCL (Foreign) ..........................       66
 (a)70,800   Thai Farmers Bank PCL (Foreign) ....................       60
                                                                   -------
                                                                       356
                                                                   -------
TOTAL COMMON STOCKS (COST $13,885) ..............................   13,870
                                                                   -------

  NO. OF
 WARRANTS
----------
WARRANTS (0.0%)
  THAILAND (0.0%)
 (a)58,700   Siam Commercial Bank PCL, (Foreign) expiring
                5/10/02 .........................................        7
 (a)32,700   Siam Commercial Bank PCL, expiring 5/10/02 .........        4
                                                                   -------
TOTAL WARRANTS (COST $22) .......................................       11
                                                                   -------
TOTAL FOREIGN SECURITIES (89.9%) (COST $13,907) .................   13,881
                                                                   -------
FACE
AMOUNT
(000)
----------
SHORT-TERM INVESTMENTS (4.2%)
 REPURCHASE AGREEMENT (4.2%)
       648   Chase Securities, Inc., 6.15%, dated 6/30/00, due
             7/3/00, to be repurchased at $648 collateralized
             by U.S. Treasury Notes, 4.75%, due 11/15/08,
             valued at $663 (COST $649) .........................     $648
                                                                   -------

FOREIGN CURRENCY (1.2%)
IDR  7,447   Indonesian Rupiah ..................................        1
SGD      1   Singapore Dollar ...................................        1
HKD     86   Hong Kong Dollar ...................................       11
MYR     14   Malaysian Ringgit ..................................        4
KRW    332   South Korean Won ...................................      --@
TWD  4,848   Taiwan Dollar ......................................      158
                                                                   -------
  TOTAL FOREIGN CURRENCY (COST $174) ............................      175
                                                                   -------
TOTAL INVESTMENTS (95.3%) (COST $14,730) ........................   14,704
                                                                   -------
OTHER ASSETS (7.2%)
  Receivable for Portfolio Shares Sold ...................  $ 778
  Receivable for Investments Sold ........................    226
  Dividends Receivable ...................................     61
  Due from Adviser .......................................     41    1,106
                                                            -----
LIABILITIES (-2.5%)
  Payable for Investments Purchased ......................   (137)
  Payable for Portfolio Shares Redeemed ..................   (113)
  Custodian Fees Payable .................................    (81)
  Investment Advisory Fees Payable .......................    (30)
  Professional Fees Payable ..............................    (10)
  Administrative Fees Payable ............................     (8)
  Shareholder Reporting Expense Payable...................     (7)
  Unrealized Loss on Foreign Currency Exchange Contracts .     (1)
  Bank Overdraft Payable .................................     (6)    (393)
                                                            -----  -------
NET ASSETS (100%) ...............................................  $15,417
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 1,923,910 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ...............................    $8.01
                                                                   =======


NET ASSETS CONSIST OF:
Paid in Capital                                                    $12,428
Undistributed Net Investment Income                                     34
Accumulated Net Realized Gain                                        2,981
Unrealized Depreciation on Investments and Foreign Currency
  Translations (Net of foreign taxes of $57)                           (26)
                                                                   -------
NET ASSETS                                                         $15,417
                                                                   =======
--------------------------------------------------------------------------

(a) -- Non-income producing security
 @  -- Value is less than $500
ADR -- American Depositary Receipt
PCL -- Public Company Limited

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

-----------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY TO                         IN EXCHANGE             UNREALIZED
   DELIVER      VALUE   SETTLEMENT       FOR        VALUE       LOSS
    (000)       (000)      DATE         (000)       (000)       (000)
-------------   ----    ----------   -----------    ----     ----------
  SGD     27    $ 16       7/3/00     U.S.$ 16      $ 16         $ --
  U.S. 7,447       1       7/5/00     IDR    1         1           --
  U.S. 3,735      --       7/6/00     IDR   --        --           --
  U.S. 4,700     153      6/29/00     TWB  152       152           (1)
  U.S.    27       1       7/5/00     THB    1         1           --
                ----                                ----         ----
                $171                                $170         $ (1)
                ====                                ====         ====

  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                    VALUE            % OF NET
SECTOR CLASSIFICATION               (000)             ASSETS
---------------------              -------           --------
Information Technology             $ 5,206             33.8%
Financials                           3,485             22.6
Telecommunication Services           2,497             16.2
Consumer Discretionary                 981              6.4
Industrials                            702              4.5
Materials                              396              2.5
Utilities                              349              2.3
Consumer Staples                       241              1.5
Other                                   24              0.1
                                   -------             ----
Total Foreign Securities           $13,881             89.9%
                                   =======             ====

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                  SIX MONTHS ENDED
                                                                                                     JUNE 30, 2000
                                                                                                       (UNAUDITED)
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                $   121
  Interest                                                                                                      33
  Less: Foregin Taxes Withheld                                                                                  (9)
                                                                                                           -------
    Total Income                                                                                               145
                                                                                                           -------
EXPENSES:
  Investment Advisory Fees                                                                                      66
  Less: Fees Waived                                                                                            (66)
                                                                                                           -------
  Net Investment Advisory Fees                                                                                  --
  Custodian Fees                                                                                                86
  Administrative Fees                                                                                           27
  Shareholder Reports                                                                                           20
  Professional Fees                                                                                             17
  Interest Expense                                                                                               8
  Foreign Tax Expense                                                                                            2
  Directors' Fees and Expenses                                                                                   1
  Other                                                                                                          2
  Expenses Reimbursed by Adviser                                                                               (54)
                                                                                                           -------
    Net Expenses                                                                                               109
                                                                                                           -------
NET INVESTMENT INCOME                                                                                           36
                                                                                                           -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                           1,688
  Foreign Currency Transactions                                                                                (27)
                                                                                                           -------
    Net Realized Gain                                                                                        1,661
                                                                                                           -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                               (3,160)
  Foreign Currency Translations                                                                                  1
                                                                                                           -------
  Change in Unrealized Appreciation/Depreciation                                                            (3,159)
                                                                                                           -------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                        (1,498)
                                                                                                           -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $(1,462)
                                                                                                           =======
------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                              JUNE 30, 2000             YEAR ENDED
                                                                                (UNAUDITED)      DECEMBER 31, 1999
                                                                                      (000)                  (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                           $     36              $     57
  Net Realized Gain                                                                  1,661                 8,408
  Change in Unrealized Appreciation/Depreciation                                    (3,159)                2,180
                                                                                  --------              --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   (1,462)               10,645
                                                                                  --------              --------
DISTRIBUTIONS
  Net Investment Income                                                                 --                   (57)
  In Excess of Net Investment Income                                                    --                   (29)
                                                                                  --------              --------
  Total Distributions                                                                   --                   (86)
                                                                                  --------              --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                        72,726                61,037
  Distributions Reinvested                                                              --                    85
  Redeemed                                                                         (72,965)              (67,067)
                                                                                  --------              --------
  Net Decrease in Net Assets Resulting from Capital Share Transactions                (239)               (5,945)
                                                                                  --------              --------
  Total Increase in Net Assets                                                      (1,701)                4,614
                                                                                  --------              --------
NET ASSETS:
  Beginning of Period                                                               17,118                12,504
                                                                                  --------              --------
  End of Period (including undistributed / (distribution in excess of)
     net investment income of $34 and $(2), respectively)                         $ 15,417              $ 17,118
                                                                                  ========              ========
-----------------------------------------------------------------------------------------------------------------
(1)  Capital Share Transactions:
     Shares Subscribed                                                               8,487                 8,451
     Shares Issued on Distributions Reinvested                                          --                    10
     Shares Redeemed                                                                (8,394)               (9,021)
                                                                                  --------              --------
     Net Increase/Decrease in Capital Shares Outstanding                                93                  (560)
                                                                                  ========              ========
-----------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS


                                                                        YEAR ENDED DECEMBER 31,
                                                                      ---------------------------

                                                      SIX MONTHS
                                                         ENDED
                                                        JUNE 30,                                            PERIOD FROM
                                                         2000                                              MARCH 3, 1997*
                                                      (UNAUDITED)        1999             1998         TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  9.35         $  5.23          $  5.64              $ 10.00
                                                       -------         -------          -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                   0.02            0.03             0.05                 0.01
  Net Realized and Unrealized Gain (Loss)                (1.36)           4.14            (0.42)               (4.36)
                                                       -------         -------          -------              -------
     Total from Investment Operations                    (1.34)           4.17            (0.37)               (4.35)
                                                       -------         -------          -------              -------
DISTRIBUTIONS
  Net Investment Income                                     --           (0.03)           (0.04)               (0.01)
  In Excess of Net Investment Income                        --           (0.02)              --                   --
                                                       -------         -------          -------              -------
     Total Distributions                                    --           (0.05)           (0.04)               (0.01)
                                                       -------         -------          -------              -------
NET ASSET VALUE, END OF PERIOD                         $  8.01           $9.35          $  5.23              $  5.64
                                                       =======         =======          =======              =======
TOTAL RETURN                                            (14.33)%         79.81%           (6.45)%             (43.52)%
                                                       =======         =======          =======              =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                      $15,417         $17,118          $12,504              $12,571
Ratio of Expenses to Average Net Assets                   1.31%**         1.27%            1.21%                1.35%**
Ratio of Expenses to Average Net Assets
   Excluding Interest Expense and Foreign Tax
   Expense                                                1.20%**         1.20%            1.20%                1.20%**
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                             0.44%**         0.32%            1.14%                0.32%**
Portfolio Turnover Rate                                    104%            190%             121%                 130%
--------------
Effect of Voluntary Expense Limitation
  During the Period:
  Per Share Benefit to Net Investment Income             $0.06         $  0.19          $  0.07              $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                          2.76%**         3.03%            2.80%                3.10%**
  Net Investment Loss to Average Net Assets              (1.01)%**       (1.43)%          (0.45)%              (1.43)%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Asian Equity Portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan).

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the clos ing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                              FROM             MORE
                             FIRST         $500 MILLION        THAN
PORTFOLIO                 $500 MILLION    TO $1 BILLION    $1 BILLION
---------                 ------------    -------------    ----------
Asian Equity...........       0.80%           0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds") maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                  NET
                APPRECIATION   DEPRECIATION   DEPRECIATION
COST (000)         (000)           (000)          (000)
---------       ------------   -------------- ------------
$ 14,730           $1,223         $(1,249)        $(26)

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,839,000 and $16,056,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000. During the six months ended June 30, 2000, the portfolio incurred $18,037 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

During the year ended December 31, 1999, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $6,486,000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio deferred to January 1, 2000 for U.S. Federal income tax purposes, post-October currency losses of $1,000.

At June 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019




--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO




                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------------------------------------------

Other                               (3.6%)
Algeria                             (2.4%)
Argentina                          (13.5%)
Brazil                             (21.9%)
Bulgaria                            (3.3%)
Colombia                            (5.4%)
Ecuador                             (0.7%)
Indonesia                           (1.9%)
Ivory Coast                         (0.2%)
Jordan                              (0.3%)
Mexico                             (16.6%)
Morocco                             (1.4%)
Netherlands                         (1.0%)
Panama                              (0.3%)
Peru                                (3.0%)
Philippines                         (6.7%)
Poland                              (1.2%)
Russia                             (11.7%)
Turkey                              (2.4%)
Venezuela                           (2.5%)

TOP FIVE COUNTRIES

                  VALUE     PERCENT OF
COUNTRY           (000)     NET ASSETS
-------          ------     ----------
Brazil           $9,361       21.9%
Mexico            7,062       16.6%
Argentina         5,745       13.5%
Russia            5,010       11.7%
Philippines       2,844        6.7%

PERFORMANCE COMPARED TO THE J.P.
MORGAN EMERGING MARKETS BOND GLOBAL
INDEX AND J.P. MORGAN EMERGING MARKETS
BOND PLUS INDEX
--------------------------------------------

                                TOTAL RETURNS(3)
                     --------------------------------------
                              ONE       AVERAGE ANNUAL
                      YTD     YEAR      SINCE INCEPTION(4)
                     -----  --------   --------------------
PORTFOLIO .......... 6.51%   22.00%         -0.18%
EMERGING
MARKETS BOND
GLOBAL INDEX(1)..... 6.95    20.74           5.82
EMERGING
MARKETS
BOND
PLUS INDEX(2) ...... 8.10    23.16           5.82

1. The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for the U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries.

2. The J.P Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady Bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments outstanding and includes Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.

3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

4. Commenced operations on June 16, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers, and, to a lesser extent, of corporate issuers, located in emerging market countries.

For the six months ended June 30, 2000, the Portfolio had a total return of 6.51% compared to 8.10% for the J.P. Morgan Emerging Markets Bond Plus Index and 6.95% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 22.00% compared to 23.16% for the J.P Morgan Emerging Markets Bond Plus Index and 20.74% for the Index. For the period from inception on June 16, 1997 through June 30, 2000, the Portfolio had an average annual total return of -0.18% compared to 5.82% for the J.P Morgan Emerging Markets Bond Plus Index and 5.82% for the Index.

The performance of emerging markets debt experienced wide shifts during the first half of 2000. The first quarter of 2000 was very positive with a return in the Index of 6.57%. This good performance was impressive considering the volatility in equity markets, surging swap spreads, and a deterioration in all other fixed income credit spreads. There were many positive events in the first quarter of 2000 including improving credit ratings as Mexico, Russia, South Africa, Hungary, and Tunisia were all upgraded. Furthermore, global growth was better than expected and we continued to have a very supportive commodity price environment.

In April and May of 2000, the environment changed and the returns, as measured by the Index, were -4.11%. The increase in rates by the Federal Reserve, a sell-off in the U.S. equity markets, and the general consensus that emerging markets debt prices had risen too much in comparison to U.S. high yield and other spread products, all caused the asset class to perform poorly during these two months. Fortunately,

[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
[/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

the market had a big rebound in June as investors began feeling that the Federal Reserve may be near the end of their rate-hike cycle. The Index rose 4.66% in June 2000, increasing the return for the six months to 6.95%, far outpacing all other fixed income asset classes. In comparison, the Portfolio had a return of 6.51%.

Bolstering Portfolio returns were overweight positions in Russia, Mexico, Brazil, and Bulgaria at the right times during the second quarter of 2000. Also helping our results was an overall defensive portfolio strategy that we established in late March 2000. Finally, underweight positions in Argentina and Korea, and a zero-weighting in Nigeria helped performance as these countries performed worse than the Index. Detracting from the Portfolio's return were overweight positions in Colombia, the Philippines, and our emerging markets corporate positions.

In the near term, the outlook for Emerging Markets Debt will likely be influenced by three important considerations. The first consideration is the continued favorable sentiment generated by the successful Mexican elections. As the spreads on Mexican bonds tighten, asset prices of a number of higher rated countries (e.g., Peru, Philippines, and Panama) should benefit also. The second influence will be new supply. Continued external market stability will most certainly prompt even more issuance by Argentina and Brazil, as well as other sovereigns. Finally, our market will remain hostage to global financial market developments. Insofar as the three influences are offsetting, rendering no clear direction, our team is staying with a neutral stance hoping to, in the interim, benefit from a portfolio that may out-yield the Index. Longer term, we are very positive on emerging markets debt due to good global economic growth, improving fiscal policies by many of these countries, and the continued advancement of structural reform agendas. We expect to become more aggressive when more favorable market conditions exist.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

FACE
AMOUNT                                                                VALUE
(000)                                                                 (000)
---------------------------------------------------------------------------
DEBT INSTRUMENTS (94.4%)
  ALGERIA (2.4%)
   SOVEREIGN (2.4%)

U.S.$      300     Republic of Algeria Loan Agreements,
                      0.00%, 3/31/10 ............................. $    247
         1,000     Republic of Algeria Loan Agreements,
                      0.00%, 3/31/10 .............................      778
                                                                   --------
                                                                      1,025
                                                                   --------
ARGENTINA (13.5%)
  CORPORATE (1.2%)

        (e)100     Cablevision S.A.,
                      13.75%, 5/1/09 .............................       91
ARP     (e)480     CIA International Telecommunications,
                      10.375%, 8/1/04 ............................      422
                                                                   --------
                                                                        513
                                                                   --------

  SOVEREIGN (12.3%)

U.S.$      950     Republic of Argentina, Global Bond,
                      11.75%, 4/7/09 .............................      885
      (v)2,610     Republic of Argentina, Global Bond,
                      11.75%, 6/15/15 ............................    2,375
   (v)(n)2,160     Republic of Argentina, Global Bond,
                      Series L, (Floating Rate), (Bearer),
                      7.375%, 3/31/05 ............................    1,972
                                                                   --------
                                                                      5,232
                                                                   --------
                                                                      5,745
                                                                   --------

BRAZIL (21.9%)
  CORPORATE (1.3%)

           600     Banco Nacional De Desenvolvimento
                      Economic E Social, (Registered),
                      12.554%, 6/16/08 ...........................      564
                                                                   --------

  SOVEREIGN (20.6%)

      (n)1,560     Federative Republic of Brazil Debt
                      Conversion Bond, Series L,
                      (Floating Rate),
                      7.438% 4/15/12 .............................    1,150

        (n)300     Federative Republic of Brazil,
                      6.00%, 4/15/24 .............................      196
         2,400     Federative Republic of Brazil,
                      12.25%, 3/6/30 .............................    2,196
        (v)902     Federative Republic of Brazil,
                      14.50%, 10/15/09 ...........................      955
     (v)(n)150     Federative Republic of Brazil,
                      Series NMB L, (Floating Rate),
                      7.438%, 4/15/09 ............................      126
        (n)215     Federative Republic of Brazil,
                      C Bond, PIK,
                      8.00%, 4/15/14 .............................      156
      (n)2,278     Federative Republic of Brazil,
                      C Bond, PIK,
                      8.00%, 4/15/14 .............................    1,653

U.S.$ (v)(n)29     Federative Republic of Brazil, Debt
                      Conversion Bond, RG, (Floating Rate),
                      7.438%, 4/15/12 ............................ $     21
      (n)1,409     Federative Republic of Brazil,
                      Series EI-L, (Floating Rate),
                      7.375%, 4/15/06 ............................    1,285
        (n)130     Federative Republic of Brazil,
                      Series NMB L, (Floating Rate),
                      7.438%, 4/15/09 ............................      109
         1,200     Federative Republic of Brazil,
                      Series ZL, (Floating Rate),
                      7.375%, 4/15/24 ............................      950
                                                                   --------
                                                                      8,797
                                                                   --------
                                                                      9,361
                                                                   --------

BULGARIA (3.3%)
  SOVEREIGN (3.3%)

        (v)880     Republic of Bulgaria, Discount Bond,
                      Series A, (Floating Rate)
                      7.063%, 7/28/24 ............................      698
     (v)(n)900     Republic of Bulgaria,
                      PDI Bond, (Floating Rate),
                      7.063%, 7/28/11 ............................      714
                                                                   --------
                                                                      1,412
                                                                   --------

COLOMBIA (5.4%)
  CORPORATE (0.4%)

        (n)250     Occidente y Caribe Cellular,
                      Series B,
                      0.00%, 3/15/04 .............................      177
                                                                   --------

  SOVEREIGN (5.0%)

           250     Republic of Colombia, Global Bond,
                      9.75%, 4/23/09 .............................      197
         2,350     Republic of Colombia, Global Bond,
                      11.75%, 2/25/20 ............................    1,933
                                                                   --------
                                                                      2,130
                                                                   --------
                                                                      2,307
                                                                   --------

ECUADOR (0.7%)
  SOVEREIGN (0.7%)

     (b)(v)800     Republic of Ecuador, Discount Bond,
                      (Floating Rate),
                      6.75%, 2/28/25 .............................      318
                                                                   --------

INDONESIA (1.9%)
  CORPORATE (1.9%)

           160     Indah Kiat International Finance,
                      Series B,
                      11.875%, 6/15/02                                  130

           780     Tjiwi Kimia International BV,
                      Global Bond,
                      13.25%, 8/1/01 .............................      686
                                                                   --------
                                                                        816
                                                                   --------

    The accompanying notes are an integral part of the financial statements.


                                       3

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

FACE
AMOUNT                                                                VALUE
(000)                                                                 (000)
---------------------------------------------------------------------------
IVORY COAST (0.2%)
SOVEREIGN (0.2%)

U.S.$(e)(n)650     Ivory Coast,
                      Series FLRB,
                      2.00%, 3/29/18 ............................. $    104
                                                                   --------

JORDAN (0.3%)
  SOVEREIGN (0.3%)

        (e)161     Government of Jordan,
                      Discount Bond, (Floating Rate),
                      7.75%, 12/23/23 ............................      125
                                                                   --------

MEXICO (16.6%)
  CORPORATE (3.0%)

        (e)200     Grupo Elektra S.A.,
                      12.00%, 4/1/08 .............................      182
        (e)250     Nuevo Grupo Iusacell S.A.,
                      14.25%, 12/1/06 ............................      261
        (e)500     Sanluis Corp. S.A.,
                      8.875%, 3/18/08 ............................      458
           400     TV Azteca S.A., Series B,
                      10.50%, 2/15/07 ............................      358
                                                                   --------
                                                                      1,259
                                                                   --------

  SOVEREIGN (13.6%)

           600     United Mexican States, Global Bond,
                      9.50%, 9/15/27 .............................      608
        (e)250     United Mexican States, Global Bond,
                      7.50%, 3/8/10 ..............................      230
        (v)750     United Mexican States, Discount Bond,
                      Series A, (Floating Rate),
                      7.313%, 12/31/19 ...........................      737
        (v)250     United Mexican States, Discount Bond,
                      Series B, (Floating Rate)
                      7.603%, 12/31/19 ...........................      246
      (v)2,700     United Mexican States, Discount Bond,
                      Series D, (Floating Rate),
                      7.925%, 12/31/19 ...........................    2,653
           500     United Mexican States, Par Bond,
                      Series W-A, 6.25%, 12/31/19 ................      415
         1,100     United Mexican States, Par Bond,
                      Series W-B, 6.25%, 12/31/19 ................      914
                                                                   --------
                                                                      5,803
                                                                   --------
                                                                      7,062
                                                                   --------

MOROCCO (1.4%)
  SOVEREIGN (1.4%)

           667     Government of Morocco, Reconstruction &
                      Consolidation Agreement,
                      Series A, (Floating Rate),
                      7.75%, 1/1/09 ..............................      601
                                                                   --------

NETHERLANDS (1.0%)
  CORPORATE (1.0%)

        (e)400     Cellco Finance NV,
                      15.00%, 8/1/05 .............................      430
                                                                   --------

PANAMA (0.3%)
  SOVEREIGN (0.3%)

U.S.$     (v)2     Republic of Panama, PDI, (Floating Rate),
                      4.00%, 7/17/16 ............................. $      2
        (n)164     Republic of Panama, PDI, (Floating Rate),
                      7.063%, 7/17/16 ............................      135
                                                                   --------
                                                                        137
                                                                   --------

PERU (3.0%)
  SOVEREIGN (3.0%)

      (n)1,575     Republic of Peru, Front Loaded Interest
                      Reduction Bond,
                      (Floating Rate), 3.75%, 3/7/17 .............      957
        (n)450     Republic of Peru, PDI Bond,
                      (Floating Rate), 4.50%, 3/7/17 .............      302
                                                                   --------
                                                                      1,259
                                                                   --------

PHILIPPINES (6.7%)
  CORPORATE (0.7%)

        (e)500     Bayan Telecommunications,
                      13.50%, 7/15/06 ............................      293

  SOVEREIGN (6.0%)

         2,590     Republic of Philippines, Global Bond,
                      10.625%, 3/16/25 ...........................    2,223
           400     Republic of Philippines, Global Bond,
                      9.875%, 1/15/19 ............................      328
                                                                   --------
                                                                      2,551
                                                                   --------
                                                                      2,844
                                                                   --------

POLAND (1.2%)
  CORPORATE (1.2%)

         (e)20     PTC International Finance,
                      11.25%, 12/1/09 ............................       20
           200     PTC International Finance II Poltel,
                      11.25%, 12/1/09 ............................      203
        (e)300     Netia Holdings II B.V.,
                      13.125%, 6/15/09 ...........................      282
                                                                   --------
                                                                        505
                                                                   --------

RUSSIA (11.7%)
  SOVEREIGN (11.7%)

         1,450     Russian Federation, (Registered),
                      12.75%, 6/24/28 ............................    1,260
           450     Russian Interest Arrears Note, (Floating
                      Rate), 7.938%, 12/15/15 ....................      140
     (b)11,741     Russian Principal Loans, (Floating Rate),
                      7.938%, 12/15/20 ...........................    3,610
                                                                   --------
                                                                      5,010
                                                                   --------

TURKEY (0.4%)
  SOVEREIGN (0.4%)

           150     Turkey Linked Structured Note,
                      0.00%, 8/7/00 ..............................      156
                                                                   --------

    The accompanying notes are an integral part of the financial statements.


                                       4

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

FACE
AMOUNT                                                                VALUE
(000)                                                                 (000)
---------------------------------------------------------------------------
VENEZUELA (2.5%)
  SOVEREIGN (2.5%)

U.S.$      600     Government of Venezuela,
                      9.25%, 9/15/27 ............................. $    396
           550     Government of Venezuela, Series W-A,
                      6.75%, 3/31/20 .............................      385
     (v)(n)357     Republic of Venezuela, Debt Conversion
                      Bond, Series DL, (Floating Rate),
                      7.875%, 12/18/07 ...........................      290
                                                                   --------
                                                                      1,071
                                                                   --------
TOTAL FOREIGN DEBT INSTRUMENTS (COST $39,866) ....................   40,288
                                                                   --------

 NO. OF
 RIGHTS
---------------
RIGHTS (0.0%)
  MEXICO (0.0%)
  (a)5,691,000     United Mexican States, Value Recovery
                      Rights, expiring 6/30/03 (COST $0) .........      --@
                                                                   --------

 NO. OF
WARRANTS
---------------
WARRANTS (0.0%)
  COLUMBIA (0.0%)
   (e)(a)5,970     Occidente y Caribe, expiring 3/15/04
                      (COST $3) ..................................        2
                                                                   --------

 FACE
AMOUNT
 (000)
---------------
SHORT-TERM INVESTMENTS (5.9%)
  TURKEY (2.0%)
   TREASURY BILL (2.0%)

TRL 605,650,000     Turkish Treasury Bill 46.25%, 8/23/00 ........      863
                                                                   --------
  UNITED STATES (3.9%)
  REPURCHASE AGREEMENT (3.9%)

         1,649     Chase Securities, Inc., 6.15% dated 6/30/00,
                      due 7/03/00, to be repurchased at $1,650
                      collateralized by U.S. Treasury Notes,
                      4.75% due 11/15/08, valued at $1,687 .......    1,649
                                                                   --------
TOTAL SHORT-TERM INVESTMENTS (COST $2,664) .......................    2,512
                                                                   --------

                                                                    AMOUNT
                                                                     (000)
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $42,533) ........................ $ 42,802
                                                                   --------
OTHER ASSETS (10.7%)
  Cash ............................................    $   18
  Receivable for Investments Sold .................     3,596
  Interest Receivable .............................       926
  Due from Adviser ................................        28
  Receivable for Portfolio Shares Sold ............         1         4,569
                                                     --------

LIABILITIES (-11.0%)
  Payable for Investments Purchased ..............     (4,363)
  Payable for Portfolio Shares Redeemed ..........       (172)
  Investment Advisory Fees Payable ...............        (85)
  Shareholder Reporting Expense Payable ..........        (28)
  Custodian Fees Payable .........................        (16)
  Professional Fees Payable ......................        (12)
  Country Tax Expense Payable ....................        (12)
  Administrative Fees Payable ....................        (11)
  Unrealized Loss on Foreign Currency Exchange
     Contracts ...................................        (10)

  Other Liabilities ..............................         (1)       (4,710)
                                                     --------      --------
NET ASSETS (100%) ................................................ $ 42,661
                                                                   ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 5,799,556 outstanding $0.001 par value shares
     (authorized 500,000,000 shares) ............................. $   7.36
                                                                   ========
NET ASSETS CONSIST OF:
Paid in Capital .................................................. $ 50,008
Undistributed Net Investment Income ..............................    2,252
Accumulated Net Realized Loss ....................................   (9,847)
Unrealized Appreciation on Investments and Foreign Currency
     Translations ................................................      248
                                                                   --------
NET ASSETS ....................................................... $ 42,661
                                                                   ========

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------
(a) -- Non-income producing security.
(b) -- Security is in default.
(e) -- 144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity; rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity date.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
@   -- Value is less than $500
ARP -- Argentine Peso
TRL -- Turkish Lira
PIK -- Payment-in-Kind-- Income may be paid in additional securities or cash at the discretion of the issuer
PDI -- Past Due Interest
Floating Rate Security -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at June 30, 2000.


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                     NET
  CURRENCY                             IN EXCHANGE               UNREALIZED
 TO DELIVER       VALUE    SETTLEMENT      FOR          VALUE    GAIN (LOSS)
    (000)         (000)       DATE        (000)         (000)       (000)
--------------   -------   ----------  -----------     -------   -----------
EUR        628   $  599        7/5/00  U.S.$   585     $   585      $(14)
EUR         78       74        8/7/00  U.S.     74          74        --
U.S.$      593      593        7/5/00  EUR     626         597         4
                 ------                                -------      ----
                 $1,266                                  $1,256     $(10)
                 ======                                  ======     ====

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                             SIX MONTHS ENDED
                                                                                                               JUNE  30, 2000
                                                                                                                  (UNAUDITED)
                                                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                            $ 2,539
                                                                                                                      -------
EXPENSES:
  Investment Advisory Fees                                                                                                159
  Less: Fees Waived                                                                                                       (55)
                                                                                                                      -------
  Net Investment Advisory Fees                                                                                            104
  Administrative Fees                                                                                                      54
  Shareholder Reports                                                                                                      41
  Custodian Fees                                                                                                           39
  Interest Expense                                                                                                         25
  Professional Fees                                                                                                        18
  Directors' Fees and Expenses                                                                                              1
  Other                                                                                                                     1
                                                                                                                      -------
     Net Expenses                                                                                                         283
                                                                                                                      -------
NET INVESTMENT INCOME                                                                                                   2,256
                                                                                                                      -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold (net of foreign taxes of $61)                                                                        1,657
  Foreign Currency Transactions                                                                                          (355)
                                                                                                                      -------
    Net Realized Gain                                                                                                   1,302
                                                                                                                      -------
CHANGE IN UNREALIZED DEPRECIATION ON:
  Investments                                                                                                          (1,602)
  Foreign Currency Translations                                                                                           (12)
                                                                                                                      -------
  Change in Unrealized Depreciation                                                                                    (1,614)
                                                                                                                      -------
Net Realized Loss and Change in Unrealized Depreciation                                                                  (312)
                                                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $ 1,944
                                                                                                                      =======
-----------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED          YEAR ENDED
                                                                                            JUNE 30, 2000   DECEMBER 31, 1999
                                                                                              (UNAUDITED)               (000)
                                                                                                    (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                         $ 2,256               $ 3,899
  Net Realized Gain                                                                               1,302                   756
  Change in Unrealized Depreciation                                                              (1,614)                2,710
                                                                                                -------               -------
  Net Increase in Net Assets Resulting from Operations                                            1,944                 7,365
                                                                                                -------               -------
DISTRIBUTIONS
  Net Investment Income                                                                              --                (3,847)
  In Excess of Net Investment Income                                                                 --                    (4)
                                                                                                -------               -------
  Total Distributions                                                                                --                (3,851)
                                                                                                -------               -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                     56,437                68,819
  Distributions Reinvested                                                                           --                 3,199
  Redeemed                                                                                      (47,278)              (68,906)
                                                                                                -------               -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                            9,159                 3,112
                                                                                                -------               -------
  Total Increase in Net Assets                                                                   11,103                 6,626
NET ASSETS:
  Beginning of Period                                                                            31,558                24,932
                                                                                                -------               -------
  End of Period (including undistributed \ distributions in excess of net investment income of  $42,661               $31,558
     $2,252 and $(4) respectively)                                                              =======               =======
-----------------------------------------------------------------------------------------------------------------------------
(1)Capital Share Transactions:
      Shares Subscribed                                                                           7,779                10,196
Shares Issued on Distributions Reinvested                                                                                 473
Shares Redeemed                                                                                  (6,549)              (10,189)
                                                                                                -------               -------
Net Increase in Capital Shares Outstanding                                                        1,230                   480
                                                                                                =======               =======
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31,
                                                                    -----------------------

                                                     SIX MONTHS
                                                       ENDED
                                                      JUNE 30,                                    PERIOD FROM
                                                        2000                                     JUNE 16, 1997*
                                                    (UNAUDITED)        1999          1998    TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  6.91        $  6.10       $  9.67          $ 10.00
                                                      -------        -------       -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.38           0.97          0.85             0.28
  Net Realized and Unrealized Gain (Loss)                0.07           0.80         (3.60)           (0.22)
                                                      -------        -------       -------          -------
     Total from Investment Operations                    0.45           1.77         (2.75)            0.06
                                                      -------        -------       -------          -------
DISTRIBUTIONS
  Net Investment Income                                  --            (0.96)        (0.82)           (0.27)
  In Excess of Net Investment Income                     --            (0.00)+        --               --
  Net Realized Gain                                      --             --            --              (0.02)
  In Excess of Net Realized Gain                         --             --            --              (0.10)
                                                      -------        -------       -------          -------
     Total Distributions                                 --            (0.96)        (0.82)           (0.39)
                                                      -------        -------       -------          -------
NET ASSET VALUE, END OF PERIOD                        $  7.36        $  6.91       $  6.10          $  9.67
                                                      =======        =======       =======          =======
TOTAL RETURN                                             6.51%         29.37%       (28.38)%           0.76%
                                                      =======        =======       =======          =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                     $42,661        $31,558       $24,932          $26,378
Ratio of Expenses to Average Net Assets                  1.42% **       1.43%         1.52%            1.35%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense and Foreign Tax Expense               1.30% **       1.30%         1.30%            1.30%**
Ratio of Net Investment Income to Average Net
  Assets                                                11.31% **      13.79%        10.94%            8.10%**
Portfolio Turnover Rate                                   290%           396%          449%             173%
--------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income          $  0.01        $  0.03       $  0.04          $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         1.70% **       1.78%         2.05%            2.06%**
  Net Investment Income to Average Net Assets           11.03% **      13.43%        10.41%            7.39%**
--------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.01 per share.


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers, and, to a lesser extent, of corporate issuers, located in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts and the timing of the deductibility of certain foreign taxes.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500        MORE
                              $500    MILLION TO     THAN
PORTFOLIO                    MILLION  $1 BILLION  $1 BILLION
---------                    -------  ----------  ----------
Emerging Markets Debt         0.80%      0.75%       0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                     NET
    COST      APPRECIATION     DEPRECIATION      APPRECIATION
   (000)          (000)           (000)             (000)
-----------   ------------     ------------      ------------
  $42,533        $1,295          ($1,026)           $269

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $116,712,000 and $105,526,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 and December 31, 2007 of approximately $8,714,000 and $1,503,000, respectively. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 1999, the Portfolio deferred to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $1,000 and post-October capital losses of $129,000.

At June 30, 2000, the net assets of the Portfolio were substantially comprised of foreign securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at certain times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.mdsw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNDERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                        EMERGING MARKETS EQUITY PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                               INVESTMENT OVERVIEW


[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
----------------------------------------------------------------------------

Brazil                                         (8.7%)
Chile                                          (0.2%)
China                                          (3.7%)
Czech Republic                                 (0.4%)
Egypt                                          (1.0%)
Greece                                         (2.2%)
Hong Kong                                      (4.3%)
Hungary                                        (0.7%)
India                                          (6.6%)
Indonesia                                      (0.6%)
Israel                                         (8.5%)
South Korea                                   (21.0%)
Malaysia                                       (2.0%)
Mexico                                         (9.4%)
Poland                                         (1.0%)
Russia                                         (3.4%)
South Africa                                   (3.9%)
Taiwan                                        (13.2%)
Thailand                                       (1.2%)
Turkey                                         (4.1%)
Other                                          (3.9%)

TOP FIVE HOLDINGS

                                                                    PERCENT OF
SECURITY                                COUNTRY                     NET ASSETS
--------                                -------                     ----------
Samsung Electronics Co.                 South Korea                    7.5%
Korea Telecom, Ltd.                     South Korea                    4.3
Telmex Class L, ADR                     Mexico                         4.0
Taiwan Semiconductor Manufacturing
  Co., Ltd.                             Taiwan                         3.3
China Telecom Ltd.                      Hong Kong                      2.9

TOP FIVE SECTORS

                                        VALUE             PERCENT OF
SECTOR                                  (000)             NET ASSETS
------                                  -----             ----------
Information Technology                   $96,396            35.3%
Telecommunications Service                81,954            30.0
Finance                                   24,262             8.9
Consumer Discretionary                    17,943             6.6
Energy                                    12,731             4.6

PERFORMANCE COMPARED TO MSCI
EMERGING MARKETS FREE INDEX(1) AND IFC
GLOBAL TOTAL RETURN COMPOSITE INDEX(2)
--------------------------------------------

                             TOTAL RETURNS(3)
                  --------------------------------------------
                               ONE          AVERAGE ANNUAL
                    YTD        YEAR         SINCE INCEPTION(4)
                  -----       -----         ------------------
PORTFOLIO          -5.25%       34.24%        9.01%
MSCI INDEX(1)      -7.99         9.47         0.03
IFC INDEX(2)       -6.82         9.60         0.08


1. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

2. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa.

3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

4. Commenced operations on October 1, 1996.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.

For the six months ended June 30, 2000, the Portfolio had a total return of -5.25% compared to -7.99% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and -6.82% for the IFC Global Total Return Composite Index (the"IFC Index"). For the one year period ended June 30, 2000, the Portfolio had a total return of 34.24% compared to 9.47% for the MSCI Index and 9.60% for the IFC Index. For the period from inception on October 1, 1996 through June 30, 2000, the Portfolio had an average annual total return of 9.01% compared with 0.03% for the MSCI Index and 0.08% for the IFC Index.

Outperformance relative to the MSCI Index resulted from our country selection, particularly our overweight positions in China (country index total return was +0.9% in U.S. dollars), Israel (+26.5%), South Korea (-2.9%), and Taiwan (-2.7%) coupled with our underweight stance in Greece (-25.7%), the Philippines (-35.9%), South Africa (-15.3%), and Thailand (-34.6%). Strong stock selection in Brazil, Greece, Mexico and Taiwan also helped performance. Our overweight position in Egypt (-23.3%) and our underweight stance in Venezuela (+19.0%) weakened performance. Stock selection in China, India, Israel, Russia, South Africa and South Korea also detracted from performance.

[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
[/SIDENOTE]

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

Many first quarter gains in emerging markets were given back during the second quarter of 2000, as positive macroeconomic and political developments within the emerging markets countries were overshadowed by the sharp NASDAQ declines in April, volatility in developed markets, and heightened investor skittishness regarding U.S. interest rates. However, towards the end of June 2000, most emerging markets rebounded as economic numbers pointed to a soft landing for the U.S. economy, thus allaying investor fears of sharply tighter U.S. interest rates; and promising signs of economic recovery appeared from various emerging countries.

The Latin American region fell 3.8% during the first half of 2000. Latin American markets advanced during the beginning of the year as investors rewarded continued signs of macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, Latin American markets declined overall during the second quarter, amidst the backdrop of poor performance and massive volatility in the developed markets. Technology stocks were particularly hit, declining in sympathy with some of the NASDAQ's sharp falls during the second quarter of 2000. Latin American markets fell as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and market volatility. However, the markets rebounded towards quarter end as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes. Notable events during these past six months included Telefonica de Espana's (TEF) tender offers for its Latin American telecommunications services subsidiaries and changes within the Mexican banking sector. We are encouraged by signs of economic recovery and we believe corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

Equities in Brazil were relatively flat during the first half of 2000, as positive economic fundamentals and the country's commitment to adopt greater fiscal discipline and to meet IMF targets were eclipsed by investor skittishness and the volatile performance of technology and telecommunication stocks. During the second quarter, Brazil's performance on the fiscal primary surplus, inflation, and industrial production figures surpassed expectations. The government demonstrated perseverance towards fiscal constraint and improving corporate governance, as evidenced by Congress' passage of the Minimum Wage Bill and Lower House approval of a corporate legislation bill. Investor sentiment during the second quarter was aggravated by a Supreme Court case on retroactive monetary readjustment to workers' accounts, with a potential fiscal cost to the government of U.S.$30 billion. Investor sentiment was also weighed down by the sharp declines in NASDAQ, but market confidence was restored in June as investor concerns regarding sharp U.S. interest rate hikes were allayed and Brazil continued to reveal positive economic developments. The Central Bank proved aggressive in June, surprising the market by lowering the benchmark Selic rate by 100 basis points to 17.5%. It also lowered reserve requirements while adopting an easing bias for its monetary stance.

Mexican equities (-6.0%) were weighed down by investor fears of higher U.S. interest rates and a U.S. economic slowdown (more than 80% of Mexico's exports are to the U.S.) and uncertainty regarding the presidential election on July 2. Equities rallied during June as concerns regarding higher U.S. rates were allayed and sentiment focused on continued signs of a robust domestic economic recovery. Recent highlights include the approved takeover of Mexican bank GF Bancomer by Spain's Banco Bilbao Vizcaya Argentaria (BBVA), which we believe may foster an expansion of bank credit, spearheading further GDP growth. Strong U.S. economic performance and high oil prices have also benefited Mexico, as the U.S. is the largest market for Mexican exports and oil is one of Mexico's largest exports. The Mexican peso was increasingly volatile during the second quarter and lost ground prior to the presidential elections on July 2. Although we are cautiously monitoring pressures on the peso, we believe a weaker peso may help Mexico's trade balance, which remains vulnerable when oil exports are excluded. We anticipate equities should fare well following a more certain scenario post the elections, which should restore investor confidence. We are likely to add to equities in Brazil and Mexico, notably to media, telecommunication and conglomerate industries, as we believe equities in these markets shall continue to be supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential.

Asian equities fell 9.7% during the first half of 2000, weighed down by investor skittishness induced by the NASDAQ volatility, by heightened political tensions within Indonesia and between China and Taiwan, and by concerns over financial reforms in South Korea. Asian markets rebounded towards quarter-end, as market sentiment was buoyed by reduced fears regarding U.S. interest rate hikes and investors focused once again on trends in improving macroeconomic fundamentals coupled with strong earnings stories throughout the region. We are maintaining and adding to our overweight stance in Asia,

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

as we are encouraged by signs of strong economic recovery, robust exports and global outsourcing opportunities that enhance prospects for the region.

Equities in Taiwan (-2.7%) advanced at the beginning of the year, yet were later pulled down in sympathy with the NASDAQ sell-off and by the renewal of mainland China military posturing in the Taiwan strait. Equities failed to rebound in June due to a lack of interest by retail investors, who have already priced in most of the good May sales figures. Voters elected Democratic Progressive Party candidate Chen Shui-bian as their new president on March 19, ending more than half a century of Nationalist (KMT) rule. We believe Chen's victory should be positive for the market over the longer-term, and recent conciliatory remarks directed at China have helped to reduce political uncertainty in the near-term. We believe Taiwan's strong economic fundamentals coupled with attractive valuations, strong earnings growth potential and world-class technology companies continue to make this an exciting market. Taiwan's weight in the MSCI indices increased from 50% to 65% of market capitalization effective after the close of May 31, potentially yielding increased inflows in the future. We are modestly overweight in Taiwan and we have favored companies that we believe represent exciting opportunities leveraged to trends in technology and outsourcing.

Our largest country overweight position is South Korea (-2.9%), where we believe equities should continue to benefit from upward revisions of GDP growth forecasts, a strong current account surplus, and market sentiment buoyed by the government's prudent handling and restructuring of troubled chaebols and investment trusts. South Korean equities were weighed down as investors were wary of financial reforms and potential problems at investment trust companies. However, South Korea led the Asian equities in June, as upward revisions of GDP growth forecasts, a strong current account surplus figure for May, and a historic summit meeting with North Korea boosted sentiment. During the first half of 2000, we increased our exposure to South Korean banks, as we believe they should be supported by strong economic growth, a benign interest rate environment and improving market confidence.

Chinese equities advanced 0.9%, buoyed by better-than-expected first quarter GDP growth and promising economic activity based on a surge in overseas demand, industrial production and direct investment. We are adding to our overweight stance in China, which we believe will be supported by domestic demand recovery, including robust growth in retail sales and positive CPI after a period of deflation. On May 31st, MSCI revised the construction of the MSCI China Free Index to better represent the investment opportunities available to foreign investors, which significantly increased the market capitalization of the Index. Consequently, China's weight in the Index increased considerably.

Equities in India fell 3.3% over the past six months, yet were boosted toward the latter half by the strong performance of technology, media and telecommunication stocks. Although we continue to believe India's market should fare well over the longer term, with robust economic growth forecast for 6.5%-7.0% this year, we are somewhat disappointed by the government's follow-through with privatization plans. Within India, the portfolio is focused on well-managed data processing and reproduction companies such as Infosys, which provides managed software solutions to clients worldwide, specifically targeting the distribution, banking, telecommunications, and manufacturing sectors.

Emerging Europe and the Middle East (EEMEA) declined 6.0%, although posting mixed returns. We maintain our underweight stance in Greek equities, which declined 25.7% as the market has already discounted most of the good news surrounding European Monetary Union convergence. We believe telecommunication services providers are attractively valued and reduced our underweight in Greek equities during the quarter via this sector, by adding to OTE. Israeli equities advanced 26.5%, supported by a positive macroeconomic environment, strong corporate earnings results and tax reforms. We took advantage of strong performance to trim our overweight position in various Israeli technology-related companies, given the combination of rich valuations and a more cautious outlook on U.S. interest rates and the market overall. Within Israel, which remains our largest overweight in the EEMEA region, we are attracted to companies with core competencies in communications, software and semiconductor equipment, possessing strong management and with great earnings growth potential.

Russian equities fell 5.6%, despite strong oil prices and continued signs of economic strength, such as a stable Ruble, increasing foreign reserves, and robust GDP growth, as sentiment has been tempered by the hostilities in Chechnya and the need for substantive economic reform. We added to oil stocks Lukoil and Surgutneftegaz as we believe Russian equities are attractively valued and that oil stocks should benefit in the near-term from the strength of oil prices. Turkish equities declined

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

10.2%, as a higher-than-expected current account deficit and political uncertainty surrounding corruption allegations against key officials dampened market sentiment. We may add to our modest overweight stance in Turkey as we anticipate equities should appreciate once political tensions subside. We are cautiously watching inflation figures for signs of improving trends but are encouraged by the currency's stability, improving industrial production and fiscal surplus figures that indicate the economy is turning around. Encouraged by Turkey's progress with its reform program, we added to Yapi Kredi Bank and telecommunications equipment supplier Netas Telecom. The Czech Republic (+6.2%), Hungary (-7.8%) and Poland (+1.5%) have faced subdued investor interest given a somewhat disappointing macroeconomic environment in the near-term. We are underweight these markets.

South African equities declined 15.3%, weighed down by disappointing inflation and first quarter GDP figures, and investor wariness fueled by the tensions in trading partner Zimbabwe. A better-than-expected trade surplus in May and recent Rand strength helped equities perform well towards the end of the second quarter. We continue to underweight South Africa, as lackluster economic growth has been exacerbated by rising oil prices and education and health care costs adversely affecting inflation as well as by capital flight.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)


                                                                                                          VALUE
SHARES                                                                                                    (000)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
  BRAZIL (8.7%)

          (a)5,546,059     Celular Crt ..........................................................      $  2,429
            21,263,436     CEMIG (Preferred) ....................................................           371
                10,717     CEMIG ADR ............................................................           185
                56,102     Companhia Vale do Rio Doce (Preferred), Class A ......................         1,583
               283,700     Coteminas ............................................................            17
           (d)(e)2,700     Coteminas ADR ........................................................             8
             3,901,750     CRT (Preferred) ......................................................         1,320
                17,433     CVRD ADR .............................................................           492
            49,324,000     Embratel Participacoes S.A. (Preferred) ..............................         1,179
                81,040     Embratel Participacoes S.A. ADR ......................................         1,915
    (a)(d)(e)2,311,000     Lojas Arapua (Preferred) .............................................           --@
          (a,d,e)1,305     Lojas Arapua (Preferred) ADR .........................................           --@
                46,402     Petrobras (Preferred) ................................................         1,402
                15,495     Petroleo Brasileiro S.A. ADR .........................................           468
            84,545,736     Tele Celular Sul Participacoes S.A. (Preferred) ......................           408
                14,181     Tele Celular Sul Participacoes S.A. ADR ..............................           642
            81,806,853     Tele Centro Sul Participacoes S.A. (Preferred) .......................         1,184
                12,751     Tele Centro Sul Participacoes S.A. ADR ...............................           932
            30,813,936     Tele Nordeste Celular Participacoes S.A. (Preferred) .................           114
                 6,775     Tele Nordeste Celular Participacoes S.A. ADR .........................           469
            21,728,242     Tele Norte Leste Participacoes S.A. (Preferred) ......................           509
                56,193     Tele Norte Leste Participacoes S.A. ADR ..............................         1,328
                 1,000     Telecomunicacoes Brasileiras S.A. ADR ................................            97
            72,510,036     Telemig Celular Participacoes S.A. (Preferred) .......................           261
                 6,036     Telemig Celular Participacoes S.A. ADR ...............................           432
            54,021,321     Telesp Celular Participacoes S.A. (Preferred) ........................           976
                50,415     Telesp Celular Participacoes S.A. ADR ................................         2,262
                78,805     Unibanco (Preferred) GDR .............................................         2,266
             (a)24,500     Votorantim Celulose e Papel S.A. .....................................           450
                                                                                                        -------
                                                                                                         23,699
                                                                                                        -------

CHILE (0.2%)

             (a)25,900     Compania de Telecomunicaciones de Chile S.A. ADR .....................           469
                                                                                                        -------

CHINA (3.7%)

                (a)220     AsiaInfo Holdings, Inc. ..............................................            10
               691,000     China Merchants Holdings International Co.,  Ltd. ....................           474
          (a)1,366,000     China Unicom Ltd. ....................................................         2,900
             (a)10,600     China Unicom Ltd. ADR ................................................           225
               793,000     Cosco Pacific Ltd. ...................................................           626
             2,605,000     Great Wall Technology Co., Ltd. ......................................         1,804
          (a)1,202,000     Nanjing Panda Electronics Co., Ltd. ..................................           432
         (a)11,514,000     PetroChina Co., Ltd. .................................................         2,393
              (a)3,400     PetroChina Co., Ltd. ADR .............................................            71
          (a)2,748,000     TCL International Holdings, Ltd. .....................................         1,005
                18,783     Yanzhou Coal Mining Co. ADR ..........................................           188
               766,500     Zhenhai Refining and Chemical Co., Ltd., Class H .....................           119
                                                                                                        -------
                                                                                                         10,247
                                                                                                        -------

COLOMBIA (0.0%)

              (a)2,661     Bancolumbia S.A. (Preferred)                                                       2
                                                                                                        -------

CZECH REPUBLIC (0.4%)

             (a)42,901     SPT Telcom a.s. ......................................................           720
             (a)16,743     SPT Telecom a.s. GDR .................................................           273
                                                                                                        -------
                                                                                                            993
                                                                                                        -------

EGYPT (1.0%)

             (a)12,482     Al-Ahram Beverages Co. GDR ...........................................           215
              (a)6,474     Eastern Tobacco ......................................................           141
                 3,225     Egypt Gas Co. ........................................................           146
             (a)64,716     Egyptian Co. .........................................................         2,106
                                                                                                        -------
                                                                                                          2,608
                                                                                                        -------

GREECE (2.2%)

               146,730     Hellenic Telecommunication Organization S.A. .........................         3,577
               208,860     Hellenic Telecommunication Organization S.A. ADR .....................         2,546
                                                                                                        -------
                                                                                                          6,123
                                                                                                        -------

HONG KONG (4.3%)

                91,000     Asia Satellite Telecommunications Holdings Ltd. ......................           311
            (a)555,000     China Telecom Ltd. (Hong Kong) .......................................         4,895
             (a)17,800     China Telecom Ltd. (Hong Kong) ADR ...................................         3,165
               186,000     Citic Pacific Ltd. ...................................................           974
            (a)758,000     Founder Holdings Ltd. ................................................           338
               218,000     Guangdong Kelon Electrical Holdings Co., Ltd. ........................           118
             1,147,000     Legend Holdings Ltd. .................................................         1,111
            (a)953,000     Phoenix Satellite Television Holdings Ltd. ...........................           133
              (a)2,300     SINA.com .............................................................            59
            (a)560,000     Timeless Software Ltd. ...............................................           253
               180,000     Yue Yuen Industrial Holdings .........................................           399
                                                                                                        -------
                                                                                                         11,756
                                                                                                        -------

HUNGARY (0.7%)

                36,506     Magyar Tavkozlesi Rt. ADR ............................................         1,257
                89,566     Matav Rt. ............................................................           623
                                                                                                        -------
                                                                                                          1,880
                                                                                                        -------

INDIA (6.6%)

                12,300     Aptech Ltd. ..........................................................           233
               146,800     Bharat Heavy Electricals Ltd. ........................................           439
                70,500     BSES Ltd. ............................................................           388
               111,664     Container Corp. of India Ltd. ........................................           430
                14,350     Dabur India Ltd. .....................................................           210
                86,300     Gujarat Ambuja Cements Ltd. ..........................................           377
                10,000     Gujarat Ambuja Cements Ltd. GDR ......................................            43
             (a)13,850     HCL Technologies Ltd. ................................................           400

    The accompanying notes are an intregral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)


                                                                                                          VALUE
SHARES                                                                                                    (000)
---------------------------------------------------------------------------------------------------------------
INDIA (CONT.)

                18,595     Hero Honda Motors Ltd. ...............................................      $    411
               129,000     Hindustan Lever Ltd. .................................................           819
                64,690     Housing Development Finance Corp., Ltd. ..............................           810
          (d)(a)58,026     India Info.com Private Ltd. ..........................................           250
               126,500     Indo Gulf Corp., Ltd. ................................................           120
             (a)31,090     Infosys Technology Ltd. ..............................................         5,792
                24,472     Larsen & Toubro Ltd. .................................................           135
                28,941     Lupin Laboratories Ltd. ..............................................           127
            (a)195,500     Mahanagar Telephone Nigam Ltd. .......................................           939
                29,600     Mahanagar Telephone Nigam Ltd. GDR ...................................           272
             (c)35,500     Morgan Stanley Dean Witter India Investment Fund .....................           426
             (a)15,000     NIIT Ltd. ............................................................           743
               105,400     Reliance Industries Ltd. .............................................           805
                 5,500     Reliance Industries Ltd. GDR .........................................           115
             (a)27,450     Satyam Computer Services Ltd. ........................................         1,833
                12,750     Sterlite Industries (India) Ltd. .....................................           238
             (e)15,750     Strides Arcolab Ltd. .................................................            87
               107,000     Tata Engineering & Locomotive Co., Ltd. ..............................           295
                47,000     Tata Tea Ltd. ........................................................           349
                13,050     Videsh Sanchar Nigam Ltd. ............................................           354
             (a)66,950     Zee Telefilms Ltd. ...................................................           672
                                                                                                        -------
                                                                                                         18,112
                                                                                                        -------

INDONESIA (0.6%)

               955,900     Indah Kiat Pulp & Paper Corp. ........................................           194
            (a)591,616     PT Gudang Garam ......................................................           956
            (a)275,500     PT Semen Fresik ......................................................           250
                42,605     Telekomunikasi Indonesia ADR .........................................           296
                                                                                                        -------
                                                                                                          1,696
                                                                                                        -------

ISRAEL (8.5%)

             (a)23,386     Aladdin Knowledge Systems ............................................           370
             (a)10,256     Amdocs Ltd. ..........................................................           787
                76,790     BATM Advanced Communications Ltd. ....................................           670
             (a)10,710     BreezeCom Ltd. .......................................................           466
             (a)16,319     Check Point Software Technologies Ltd. ...............................         3,456
              (a)8,947     Comverse Technology, Inc. ............................................           832
             (a)21,012     DSP Group, Inc. ......................................................         1,177
               165,307     ECI Telecom Ltd. .....................................................         5,910
                     1     Elbit Systems Ltd. ...................................................           --@
             (a)82,951     Galileo Technology Ltd. ..............................................         1,783
             (a)24,018     Gilat Satellite Networks Ltd. ........................................         1,666
              (a)8,238     M-Systems Flash Disk Pointer Ltd. ....................................           642
              (a)4,076     NICE System Ltd. .....................................................           317
              (a)6,420     NICE Systems Ltd. ADR ................................................           496
             (a)31,879     Optibase Ltd. ........................................................           560
             (a)19,396     Orckit Communications Ltd. ...........................................           584
             (a)12,166     RADWARE Ltd. .........................................................           322
             (a)23,366     Tecnomatix Technologies Ltd. .........................................           318
                 6,260     Teva Pharmaceutical Industries Ltd. ADR ..............................           347
             (a)41,452     TTI Team Telecom International Ltd. ..................................         1,492
              (a)9,630     VCON Telecommunications Ltd. .........................................           102
             (a)14,303     Zoran Corp ...........................................................           943
                                                                                                        -------
                                                                                                         23,240
                                                                                                        -------

MALAYSIA (2.0%)

               102,200     British American Tobacco (Malaysia) Bhd ..............................           834
                97,000     Commerce Asset Holding Bhd ...........................................           281
            (a)192,000     Digi.com Berhad ......................................................           351
               248,200     Malayan Banking Bhd ..................................................         1,006
                53,000     Malaysian Pacific Industries Bhd .....................................           544
            (a)537,000     Public Bank Berhad ...................................................           494
            (a)147,000     Resorts World Bhd ....................................................           402
               310,000     Telekom Malaysia Bhd .................................................         1,069
               155,000     Tenaga Nasional Bhd ..................................................           506
                                                                                                        -------
                                                                                                          5,487
                                                                                                        -------

MEXICO (9.4%)

               216,722     Alfa, S.A. de C.V., Class A ..........................................           497
               215,917     Cemex CPO S.A. .......................................................         1,012
                50,798     Cemex CPO S.A. ADR ...................................................         1,187
               300,721     Cifra S.A. de C.V. ...................................................           706
               156,098     Cifra S.A., Class C ..................................................           360
             (a)24,010     Fomento Economico Mexicano, S.A. de C.V. ADR .........................         1,034
            (a)310,841     Fomento Exonomico Mexicano, S.A. de C.V.-UBD .........................         1,327
            (a)239,914     Grupo Carso S.A. de C.V., Class A1 ...................................           851
            (a)376,586     Grupo Financiero Banamex Accival, S.A. de C.V. .......................         1,607
          (e)(a)18,695     Grupo Financiero Bancomer ADS ........................................           190
          (a)1,424,022     Grupo Financiero Bancomer, S.A. de C.V., O Shares ....................           723
             (a)16,200     Grupo Mexico S.A., Class B ...........................................            46
                45,800     Grupo Modelo S.A. de C.V., Class C ...................................           103
             (a)10,325     Grupo Sanborns S.A., Class B1 ........................................            17
             (a)64,715     Grupo Televisa S.A. GDR ..............................................         4,461
               186,043     Kimberly-Clark Corp., Class A ........................................           529
             (a)28,000     Organizacion Soriana S.A. de C.V. ....................................           111
               189,199     Telmex Class L, ADR ..................................................        10,808
                 2,100     Vitro S.A. ADR .......................................................             7
              (a)8,694     Wal-Mart de Mexico S.A. de C.V. ......................................           204
                                                                                                        -------
                                                                                                         25,780
                                                                                                        -------

POLAND (1.0%)

             (a)29,501     Elektrim .............................................................           339
                 3,770     Polski Koncern Naftowy GDR ...........................................            36
            (a)325,368     Telekomunikacja Polska S.A. GDR ......................................         2,247
                                                                                                        -------
                                                                                                          2,622
                                                                                                        -------

RUSSIA (3.4%)

                57,319     Lukoil Holding ADR ...................................................         2,930
         (a)(d)985,428     Mustcom ..............................................................           205
                12,600     OAO Lukoil Holding ADR ...............................................           254
                15,900     RAO Unified Energy Systems GDR .......................................           183
                27,750     Rostelecom ADR .......................................................           378
            (a)267,612     Surgutneftegaz ADR ...................................................         3,566

    The accompanying notes are an intregral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                   (UNAUDITED)


                                                                                                          VALUE
SHARES                                                                                                    (000)
---------------------------------------------------------------------------------------------------------------
RUSSIA (CONT.)
            (a)142,394     Unified Energy Systems GDR ...........................................      $  1,638
              (a)7,110     Vimpel-Communications SP ADR .........................................           157
                                                                                                        -------
                                                                                                          9,311
                                                                                                        -------

SOUTH AFRICA (3.9%)

                35,858     Anglo American plc ...................................................         1,034
               688,534     B.O.E. Corp. Ltd., Class N ...........................................             1
               103,717     Bidvest Group Ltd. ...................................................           716
            (a)226,493     BoE Ltd. .............................................................           129
                 3,338     De Beers ADR .........................................................            81
                18,720     De Beers Centenary AG ................................................           456
               126,883     Dimension Data Holdings Ltd. .........................................         1,051
                75,256     Ellerine Holdings Ltd. ...............................................           323
                 6,664     Impala Platinum Holdings Ltd. ........................................           248
                18,350     Liberty Life Association of Africa Ltd. ..............................           175
               346,560     M-Cell Ltd. ..........................................................         1,680
              (a)7,414     MIH Ltd. .............................................................           222
           (a)(c)1,865     Morgan Stanley Dean Witter Africa Investment Fund, Inc. ..............            15
                30,467     Naspers Ltd. .........................................................           254
                42,424     Nedcor Ltd. ..........................................................           892
            (a)538,070     New Africa Investments Ltd., Class N .................................           135
               141,795     Rembrandt Group Ltd. .................................................         1,340
                  (a)1     RMB Holdings Ltd. ....................................................           --@
             (a)41,070     Sappi Ltd. ...........................................................           309
               222,183     Sasol Ltd. ...........................................................         1,492
                                                                                                        -------
                                                                                                         10,553
                                                                                                        -------

SOUTH KOREA (21.0%)

                11,800     Cheil Communications, Inc. ...........................................         1,540
                10,570     CJ39 Shopping Corp. ..................................................           346
             (a)48,070     Communication Network Interface, Inc. ................................           265
                   162     Daou Technology, Inc. ................................................             2
              (a)1,762     Dreamline Corp. ......................................................            48
                34,170     H & CB ...............................................................           800
                20,190     Hana Bank ............................................................           126
            (a)181,670     Hanvit Bank ..........................................................           464
                81,700     Hanvit Bank GDR ......................................................           408
             (a)60,212     Humax Co., Ltd. ......................................................           834
                72,460     Hyundai Electronics Industries Co. ...................................         1,430
                   511     Hyundai Securities Co. ...............................................             5
                63,107     Kookmin Bank .........................................................           804
                47,300     Korea Electric Power Corp. ...........................................         1,468
             (a)45,436     Korea Electric Power Corp. ADR .......................................           838
                34,620     Korea Technology Banking .............................................           373
                95,170     Korea Telecom Corp. ..................................................         8,382
             (a)70,760     Korea Telecom Corp., SP ADR ..........................................         3,423
              (a)8,840     Korea Telecom Freetel ................................................           589
                43,970     L.G. Securities Co. ..................................................           572
             (a)20,030     LG Electronics, Inc. .................................................           560
                 7,850     LG Home Shopping, Inc. ...............................................           746
                 3,170     LG Information & Communication Ltd. ..................................           178
              (a)2,480     Locus Corp. ..........................................................           201
                20,121     Pantech Co., Ltd. ....................................................           155
              (d)3,142     Pohang Iron & Steel Co., Ltd. ........................................           275
                38,556     Samsung Electro-Mechanics Co. ........................................         2,417
                62,251     Samsung Electronics Co. ..............................................        20,601
                35,370     Samsung Securities Co., Ltd. .........................................           777
                57,240     Shinhan Bank .........................................................           539
             (a)22,707     SK Telecom Co. Ltd. ADR ..............................................           825
             (a)19,800     SK Telecom Co., Ltd. .................................................         6,481
                62,971     Telson Electronics Co. Ltd. ..........................................           669
                10,990     Tong Yang Confectionery Corp. ........................................           239
                                                                                                        -------
                                                                                                         57,380
                                                                                                        -------

TAIWAN (13.2%)

            (a)456,000     Accton Technology Corp. ..............................................         1,017
               541,517     Acer Peripherals, Inc. ...............................................         1,533
            (a)299,836     Advanced Semiconductor Engineering, Inc. .............................           917
                54,300     Advantech Co., Ltd. ..................................................           288
             (a)63,000     Ambit Microsystems Corp ..............................................           625
             (a)20,300     Test Ltd. ............................................................           598
               276,872     Asustek Computer, Inc. ...............................................         2,289
            (a)448,600     Chinatrust Commercial Bank ...........................................           390
                94,000     Compal Electronics, Inc. .............................................           231
               426,600     D-Link Corp. .........................................................         1,000
            (a)239,000     Delta Electronic Industrial ..........................................         1,132
            (a)262,000     Dialer and Business ..................................................           495
            (a)605,370     Far Eastern Textile Ltd. .............................................           753
              (a)6,400     Far Eastern Textile Ltd. GDR .........................................            80
             (a)17,000     Faraday Technology Corp. .............................................           188
              (a)6,700     GigaMedia Ltd. .......................................................            81
            (a)275,920     Hon Hai Precision Industry ...........................................         2,496
             (a)18,600     Hon Hai Precision Industry GDR .......................................           446
               440,200     International Commercial Bank of China ...............................           372
            (a)285,630     Macronix International Co., Ltd. .....................................           716
             (a)67,000     Microelectronics Technology, Inc. ....................................           222
            (a)269,000     President Chain Store Corp. ..........................................         1,007
             (a)86,000     Pro Mos Technologies, Inc. ...........................................           348
             (a)27,320     Ritek Corp. ..........................................................           109
             (a)43,015     Ritek Corp. GDR ......................................................           344
            (a)398,334     Siliconware Precision Industries Co. .................................           895
               239,728     Taishin International Bank ...........................................           154
          (a)1,888,212     Taiwan Semiconductor Manufacturing Co. Ltd. ..........................         8,972
          (a)1,980,400     United Microelectronics Corp., Ltd. ..................................         5,511
               268,200     Universal Scientific Industrial Co. ..................................           655
            (a)593,920     Winbond Electronics Corp. ............................................         1,720
            (a)215,000     Wyse Technology Taiwan Ltd. ..........................................           385
             (a)37,000     Zinwell Corp. ........................................................           183
                                                                                                        -------
                                                                                                         36,152
                                                                                                        -------

THAILAND (1.2%)

            (a)105,900     Advanced Info Service PCL (Foreign) ..................................         1,319
             (d)71,900     BEC World PCL (Foreign) ..............................................           429
                94,646     Delta Electronics (Thailand) PCL (Foreign) ...........................           667
                83,100     Shinawatra Computer Co. PCL (Foreign) ................................           437


       The accompanying notes are an intregral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)


                                                                                                          VALUE
SHARES                                                                                                    (000)
---------------------------------------------------------------------------------------------------------------
THAILAND (CONT.)
            (a)308,800     Thai Farmers Bank PCL (Foreign) ......................................      $    260
             (a)25,600     Total Access Communication PCL .......................................           103
                                                                                                        -------
                                                                                                          3,215
                                                                                                        -------

TURKEY (4.1%)

          (a)1,451,000     Alcatel Teletas Telekomunikasyon Endustri ve Ticaret A.S. ............           316
         (a)48,756,400     Dogan Sirketler Grubu Holdings A.S. ..................................         1,179
         (a)29,519,000     Dogan Yayin Holdings .................................................           499
            15,857,636     Ege Biracilik ........................................................         1,035
          (a)2,456,800     Erciyas Biracilik ....................................................           115
             3,530,000     Netas Northern Electric Telekomunikasyon A.S. ........................           393
         (a)90,756,000     Turkiye Garanti Bankasi A.S. ADR .....................................         1,097
          (a)6,806,356     Vestel Elektronik Sanayi Ve Ticaret A.S. .............................         2,057
        (a)397,078,315     Yapi ve Kredi Bankasi A.S. ...........................................         4,416
              (a)3,500     Yapi ve Kredi Bankasi GDR ............................................            35
                                                                                                        -------
                                                                                                         11,142
                                                                                                        -------

OTHER (0.1%)

                 9,800     Downey Financial Corp. ...............................................           284
                                                                                                        -------
TOTAL FOREIGN SECURITIES (96.2%) (COST $252,893) ................................................       262,751
                                                                                                        -------
FACE
AMOUNT
(000)
-----
SHORT-TERM INVESTMENT (4.6%)
  REPURCHASE AGREEMENT (4.6%)

    12,609    Chase Securities, Inc., 6.15%, dated 6/30/00, due 7/3/00,
              to be repurchased at $12,615 collateralized by U.S. Treasury
              Notes, 4.75%, due 11/15/08, valued at $12,874 (COST $12,609)                               12,609
                                                                                                        -------
FOREIGN CURRENCY (0.4%)
BRL                 31     Brazilian Real .......................................................            17
GBP                124     British Pound ........................................................           188
IDR             78,194     Indonesian Rupiah ....................................................             9
TWD             16,540     Taiwan Dollar ........................................................           539
HUF                 89     Hungarian Forint .....................................................           --@
INR                372     Indian Rupee .........................................................             8
MYR                944     Malaysian Ringgit ....................................................           248
MXP                 12     Mexican Peso .........................................................             1
KWN              2,423     South Korean Won .....................................................             2
ZAR                599     South African Rand ...................................................            89
THB                194     Thai Baht ............................................................             5
                                                                                                        -------
TOTAL FOREIGN CURRENCY (0.4%) (COST $1,104) .....................................................         1,106
                                                                                                        -------
TOTAL INVESTMENTS (101.2%) (COST $266,606) ......................................................      $276,466
                                                                                                       --------

OTHER ASSETS (0.9%)
  Receivable for Investments Sold ..................................................     $  1,266
  Receivable for Portfolio Shares Sold .............................................          452
  Dividends Receivable .............................................................          413
  Deferred Organization Costs ......................................................          129
  Due from Adviser .................................................................          119
  Interest Receivable ..............................................................            2
  Other Assets .....................................................................            2         2,383
                                                                                         ---------

LIABILITIES (-2.1%)
  Payable for Investments Purchased ................................................       (3,026)
  Payable for Portfolio Shares Redeemed ............................................       (1,027)
  Investment Advisory Fees Payable .................................................         (799)
  Bank Overdraft ...................................................................         (326)
  Custodian Fees Payable ...........................................................         (211)
  Shareholder Reporting Fees Payable ...............................................         (106)
  Administrative Fees Payable ......................................................          (80)
  Professional Fees Payable ........................................................          (34)
  Deferred Foreign Taxes Payable ...................................................           (2)
  Other Liabilities ................................................................           (2)       (5,613)
                                                                                         ---------     --------

NET ASSETS (100%) ..............................................................................       $273,236
                                                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 20,723,998 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ........................................................      $  13.18
                                                                                                       ========

NET ASSETS CONSIST OF:
Paid in Capital .................................................................................      $239,033
Distributions in Excess of Net Investment Income ................................................          (792)
Accumulated Net Realized Gain ...................................................................        25,148
Unrealized Appreciation on Investments, Foreign Currency
  Translations (Net of deferred foreign taxes of $19,847) .......................................         9,847
                                                                                                       --------
NET ASSETS ......................................................................................      $273,236
                                                                                                       ========

-------------------------------------------------------------------------------------------

(a)     --     Non-income producing security
(c)     --     Fund is advised by affiliate.
(d)     --     Security valued at fair value -- See note A-1 to financial statements.
(e)     --     144A Security -- certain conditions for public sale may exist.
@       --     Value is less than $500.
ADR     --     American Depositary Receipt
GDR     --     Global Depositary Receipt
PCL     --     Public Company Limited


       The accompanying notes are an intregral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)


FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                   IN                       NET UNREALIZED
TO DELIVER     VALUE      SETTLEMENT    EXCHANGE FOR     VALUE         GAIN (LOSS)
  (000)        (000)       DATE           (000)          (000)            (000)
----------     -----      ----------    ------------     -----       --------------
U.S.$    9     $   9      7/5/00        IDR78,194        $   9        $      --
U.S.$    6         6      7/6/00        IDR52,295            6               --
U.S.$    9         9      7/7/00        IDR80,197            9               --
U.S.$    5         5      7/3/00        THB   194            5               --
U.S.$   33        33      7/5/00        THB 1,289           33               --
HKD    216        28      7/3/00        U.S.$  28           28               --
THB    882        22      7/3/00        U.S.$  23           22               --
                ----                                      ----         --------
                $112                                      $112         $     --
                ====                                      ====         ========

SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                             MARKET
                             VALUE     % OF NET
SECTOR                       (000)      ASSETS
------                     --------    --------
Consumer Discretionary     $ 17,943      6.6%
Consumer Staples              8,173      3.0
Finance                      24,263      8.9
Health Care                     771      0.3
Industrials                   5,002      1.8
Information Technology       96,396     35.3
Materials                     9,796      3.6
Telecommunication
  Services                   81,954     30.0
Energy                       12,731      4.6
Utilities                     5,722      2.1
                           --------     ----
Total Foreign Securities   $262,751     96.2%
                           ========     ====

       The accompanying notes are an intregral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                   SIX MONTHS ENDED
                                                                                                                      JUNE 30, 2000
                                                                                                                        (UNAUDITED)
                                                                                                                              (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                                $  1,164
  Interest                                                                                                                      420
  Less: Foreign Taxes Withheld                                                                                                  (45)
                                                                                                                           --------
    Total Income                                                                                                              1,539
                                                                                                                           --------

EXPENSES:
  Investment Advisory Fees                                                                                                    1,575
  Less: Fees Waived                                                                                                            (213)
                                                                                                                           --------
  Net Investment Advisory Fees                                                                                                1,362
  Administrative Fees                                                                                                           326
  Custodian Fees                                                                                                                326
  Shareholder Reports                                                                                                            82
  Professional Fees                                                                                                              78
  Amortization of Organizational Costs                                                                                           51
  Foreign Tax Expense                                                                                                            40
  Directors' Fees and Expenses                                                                                                    2
  Other                                                                                                                           4
                                                                                                                           --------
    Net Expenses                                                                                                              2,271
                                                                                                                           --------
NET INVESTMENT LOSS                                                                                                            (732)
                                                                                                                           --------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                           23,332
  Foreign Currency Transactions                                                                                                (211)
                                                                                                                           --------
    Net Realized Gain                                                                                                        23,121
                                                                                                                           --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of deferred foreign taxes of $1 on unrealized appreciation)                                              (40,544)
  Foreign Currency Translations                                                                                                   7
                                                                                                                           --------
    Change in Unrealized Appreciation/Depreciation                                                                          (40,537)
                                                                                                                           --------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                        (17,416)
                                                                                                                           --------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $(18,148)
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

                                        STATEMENT OF CHANGES IN NET ASSETS

                                                                                              SIX MONTHS ENDED
                                                                                                 JUNE 30, 2000           YEAR ENDED
                                                                                                   (UNAUDITED)    DECEMBER 31, 1999
                                                                                                         (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Loss                                                                                $   (732)           $   (304)
    Net Realized Gain                                                                                    23,121              11,904
    Change in Unrealized Appreciation/Depreciation                                                      (40,537)             55,754
                                                                                                       --------            --------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                     (18,148)             67,354
                                                                                                       --------            --------

DISTRIBUTIONS
    In Excess of Net Investment Income                                                                       --                 (20)
                                                                                                       --------            --------

CAPITAL SHARE TRANSACTIONS (1):
    Subscribed                                                                                          205,147             161,280
    Distributions Reinvested                                                                                 --                  20
    Redeemed                                                                                           (100,887)            (77,823)
                                                                                                       --------            --------
    Net Increase in Net Assets Resulting from Capital Share Transactions                                104,260              83,477
                                                                                                       --------            --------
    Total Increase in Net Assets                                                                         86,112             150,811

NET ASSETS:
    Beginning of Period                                                                                 187,124              36,313
                                                                                                       --------            --------
    End of Period (including distributions in excess of net investment income of ($792) and ($60),     $273,236            $187,124
       respectively)                                                                                   ========            ========
-----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                                    14,498              16,291
    Shares Issued on Distributions Reinvested                                                                 0                   2
    Shares Redeemed                                                                                      (7,225)             (7,948)
                                                                                                       --------            --------
    Net Increase in Capital Shares Outstanding                                                            7,273               8,345
                                                                                                       ========            ========
-----------------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an intregral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------
                                                 SIX MONTHS                                                       PERIOD FROM
                                                    ENDED                                                        OCTOBER 1, 1996*
                                                JUNE 30, 2000                                                    TO DECEMBER 31,
                                                 (UNAUDITED)          1999            1998           1997             1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  13.91           $   7.11         $  9.45         $  9.78         $ 10.00
                                                --------           --------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.03)             (0.01)           0.06            0.04            0.01
  Net Realized and Unrealized Gain (Loss)          (0.70)              6.81           (2.36)           --             (0.21)
                                                --------           --------         -------         -------         -------
     Total from Investment Operations              (0.73)              6.80           (2.30)           0.04           (0.20)
                                                --------           --------         -------         -------         -------
DISTRIBUTIONS
  Net Investment Income                             --                (0.00)+         (0.04)          (0.07)          (0.02)
  Net Realized Gain                                 --                 --              --             (0.02)           --
  In Excess of Net Realized Gain                    --                 --              --             (0.28)           --
                                                --------           --------         -------         -------         -------
     Total Distributions                            --                 --             (0.04)          (0.37)          (0.02)
                                                --------           --------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                  $  13.18           $  13.91         $  7.11         $  9.45         $  9.78
                                                ========           ========         =======         =======         =======
TOTAL RETURN                                       (5.25)%            95.68%         (24.34)%          0.52%          (2.03)%
                                                ========           ========         =======         =======         =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)               $273,236           $187,124         $36,313         $34,098         $11,789
Ratio of Expenses to Average Net Assets             1.79%**            1.79%           1.95%           1.80%           1.79%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense and Foreign
  Tax Expense                                       1.75%**            1.75%           1.75%           1.75%           1.75%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                               (0.58)%**          (0.37)%          0.83%           0.47%           0.32%**
Portfolio Turnover Rate                               48%               113%            100%             87%              9%
--------------
Effect of Voluntary Expense Limitation
  During the Period:
  Per Share Benefit to Net Investment
    Income                                      $   0.01           $   0.05         $  0.11         $  0.17         $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.96%**            2.62%           3.45%           4.12%           6.17%**
  Net Investment Loss to Average Net
    Assets                                         (0.74)%**          (1.21)%         (0.66)%         (1.84)%         (4.06)%**
--------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
+    Amount is less than $0.01 per share


       The accompanying notes are an intregral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30,2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedure approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by certain of the countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30,2000
                                  (UNAUDITED)

period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30,2000
                                  (UNAUDITED)

amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. ORGANIZATION COSTS: The organization costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management has agreed that in the event any of its initial shares which constituted the Fund at inception are redeemed prior to the amortization of such costs, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organization costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                        FROM
                            FIRST       $500          MORE
                            $500     MILLION TO       THAN
PORTFOLIO                  MILLION   $1 BILLION    $1 BILLION
---------                  -------   ----------    ----------
Emerging Markets Equity     1.25%       1.20%         1.15%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30,2000
                                  (UNAUDITED)

"Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                              NET
  COST      APPRECIATION  DEPRECIATION   APPRECIATION
  (000)         (000)          (000)         (000)
----------  ------------  ------------   ------------
$366,606     $30,398       ($20,541)      $9,848

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $222,597,000 and $113,958,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000. During the six months ended June 30, 2000, the Portfolio incurred $25,994 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

For the year ended December 31, 1999, the Portfolio deferred to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $54,000.

At June 30, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.mdsw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.








                             EQUITY GROWTH PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------------------------------------------

Other                                                    (2.7%)
Utilities                                                (0.2%)
Telecommunications Services                              (4.6%)
Information Technology                                  (35.0%)
Industrials                                             (16.6%)
Health Care                                             (14.5%)
Financial                                                (7.0%)
Consumer Staples                                         (4.5%)
Consumer Discretionary                                  (14.9%)

TOP FIVE HOLDINGS


                                                            PERCENT OF
SECURITY                               SECTOR               NET ASSETS
---------                             --------             -----------
Tyco International Ltd.      Industrials                      6.0%
Pfizer, Inc.                 Health Care                      5.7%
General Electric Co.         Industrials                      4.4%
Intel Corp.                  Information Technology           4.3%
Cisco Systems, Inc.          Information Technology           4.3%


PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
-----------------------------------------------------------

                              TOTAL RETURNS(2)
                              -----------------------------
                              ONE        AVERAGE ANNUAL
                  YTD         YEAR       SINCE INCEPTION(3)
                 ----        -----       ------------------
PORTFOLIO .....  6.40%       28.61%        27.81%
INDEX .........  -0.42        7.25         23.29

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.


The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in equity securities of large capitalization U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

For the six months ended June 30, 2000, the Portfolio had a total return of 6.40% compared to -0.42% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 2000, the Portfolio had a total return of 28.61% compared to 7.25% for the Index. For the period from inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 27.81% compared to 23.29% for the Index.

The market's relatively flat first half return masked significant volatility, particularly in February (S&P declined 8%), March (up 10%) and April (down 3%). Volatility was heightened, in our view, by Federal Reserve interest rate increases, a more uncertain corporate earnings outlook and heightened investor attention to valuation.

Growth continued to outperform value during the first half of the year. As was the case in 1999, a handful of Large Cap Stocks had the most positive effect on market results. Two stocks, Cisco and Intel, contributed over 100% of the S&P 500's return. At the end of the first quarter investors rotated from favoring new economy stocks to old economy stocks. Many growth favorites, including Microsoft, Lucent, Yahoo! and America Online declined.

Value dominated growth in the markets through April and May, and technology stocks were most severely affected in the downturn. June was a great month for growth stocks, as the Russell 1000 Growth recovered 7% of the return lost in the first two months of the second quarter of 2000. The June recovery in growth was led by technology and health care, two of our best performing sectors year-to-date.

Our top positions continue to reflect a mix of classic growth stocks such as Cisco Systems, General Electric, Pfizer, Microsoft, Intel, and Home Depot as well as less well known growth names such as Tyco International and United Technologies.


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIOS FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

We remain pleased with the success of our bottom-up stock picking approach. Over 80% of the Portfolio's outperformance relative to the S&P 500 was driven by stock-picking versus sector allocation. We maintained a market weight in technology, however, stock selection in this sector accounted for over 40% of the Portfolio's total outperformance for the first half of 2000. Over 85% of that relative outperformance was attributable to successful stock picking within the group. The absence of a large overweight bet in technology helped our relative performance versus many other large capitalization growth funds that carried an overweight in the sector from year-end. The Portfolio's positions in such "old economy" names as Tyco, Pfizer and Warner Lambert helped us sustain strong performance during this period.

Major contributors to the strong performance results year-to-date were Intel, Warner Lambert, Tyco International, Cisco, and Pfizer. We were especially pleased with the performance of Tyco given the major downward move sustained by that stock in the fourth quarter of 1999. Major detractors to performance were Clear Channel, Motorola, Procter & Gamble, Home Depot and Microsoft.

Tyco's continued strong business fundamentals and excitement regarding the announced value-enhancing subsidiary-IPO of TyCom, the company's undersea fiber-optic cable business, and the close of the SEC inquiry, drove appreciation of 22% for the period. This more than offset the stock's fourth quarter decline. We continue to believe in the company's ability to meet or exceed consensus earnings expectations and, this, coupled with additional strategic moves (such as the potential subsidiary- IPO of M/A-Com, the leading manufacturer of Gallium Arsenide semiconductor substrate used in wireless communication devices and the acquisition of Mallinckrodt in the health services segment) should drive additional outperformance in future quarters.

We made a strategic decision to continue to add to our already overweight position in health care from late in the first quarter. This was based on our belief that the group's consistent earnings growth will be increasingly valuable to investors as overall S&P 500 earnings growth moderates from unsustainably high levels. The decision proved prudent, as health care was our second best performing sector for the period. Large positions in American Home Products, Pfizer/Warner Lambert and Johnson & Johnson drove strong performance.

Although large-cap pharmaceutical stocks dramatically outperformed the market, Pfizer outperformed its peers. The acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway and we believe cost-cutting targets will be accomplished earlier than expected and could be more significant than expected. Prescription volume growth for most of the company's major drugs remains robust, particularly for Lipitor, Celebrex, Neurontin, Viagra, Zyrtec, and Norvasc. Consensus earnings expectations do not fully reflect the faster than expected cost- cutting or the growth in sales volumes, in our view. A supposed lack of pipeline depth is a frequent criticism of skeptics, but we believe Pregabalin (more potent, more tolerable follow-on to Neurontin; likely launch in 2001), Valdocoxib (arthritis and pain; launch in
2001), and inhaled insulin (diabetes; launch in 2002-03) all have tremendous market potential. With no major patent expirations until 2006, the sector's fastest projected earnings growth rate over the next several years, a strong potential for additional co-marketing deals with other drug companies and for non-core asset divestitures once pooling accounting restrictions are lifted in two years, and the sectors lowest price-to-earnings-to-growth ratio, we believe Pfizer remains a compelling investment and is a core holding in our portfolio.

Consumer cyclicals, one of our weakest performing sectors year-to-date, resulted from the down turn of the retail sector during the second quarter of 2000. Our investments in Home Depot, down 22% and Costco, down 37%, were our largest detractors from performance is this sector.

Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market despite no change in its fundamentals. Although the company met Wall Street consensus numbers, many sell side analysts became concerned about a potential earnings shortfall. Issues such as labor and infrastructure expenses growing faster than the company anticipated, as well as rising interest rates, slower housing turnover, and the rising cost of gas, created pressure in the stock, as well as the sector. Further due diligence led us to the conclusion that this was an overreaction to short term issues, in fact we viewed this as a buying opportunity.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter of 2000, we are extremely optimistic about the long-term prospect for large capitalization growth stocks going forward. Signs of a soft landing, as well as strong fundamentals and compelling business opportunities create a favorable environment for growth.


July 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                             STATEMENT OF NET ASSETS
                                  JUNE 30, 2000
                                   (UNAUDITED)


SHARES                                                              VALUE
                                                                    (000)
-------------------------------------------------------------------------
COMMON STOCKS (97.3%)
 CONSUMER DISCRETIONARY (14.9%)
   HOTELS RESTAURANTS & LEISURE (0.2%)

  (a)10,100 Brinker International, Inc. ....................    $     295
                                                              -----------
     MEDIA (9.1%)
  (a)25,800  AMFM, Inc. ....................................        1,780
 (a)101,900  AT&T Corp.-Liberty Media Group, Class A .......        2,471
  (a)30,100  Clear Channel Communications, Inc. ............        2,258
     (a)800  Comcast Corp., Class A ........................           31
  (a)38,200  Comcast Corp., Class A (Special) ..............        1,547
  (a)29,600  Mediaone Group, Inc. ..........................        1,968
      9,900  Omnicom Group, Inc. ...........................          882
     48,600  Time Warner, Inc. .............................        3,694
  (a)12,200  TV Guide, Inc. ................................          418
  (a)22,165  Viacom, Inc. ..................................        1,511
                                                              -----------
                                                                   16,560
                                                              -----------
     MULTILINE RETAIL (1.7%)
  (a)23,000  Costco Co., Inc. ..............................          759
     40,400  Wal-Mart Stores, Inc. .........................        2,328
                                                              -----------
                                                                    3,087
                                                              -----------
     SPECIALTY RETAIL (3.9%)
    101,400  Home Depot, Inc. ..............................        5,064
     45,700  Intimate Brands, Inc. .........................          903
     24,900  Limited, Inc. .................................          538
      9,400  Tiffany & Co. .................................          634
                                                              -----------
                                                                    7,139
                                                              -----------
TOTAL CONSUMER DISCRETIONARY ...............................       27,081
                                                              -----------
CONSUMER STAPLES (4.5%)
     BEVERAGES (2.0%)
     23,900  Anheuser-Busch Co., Inc .......................        1,785
     40,200  PepsiCo, Inc. .................................        1,786
                                                              -----------
                                                                    3,571
                                                              -----------
     FOOD & DRUG RETAILING (0.7%)
  (a)26,600  Safeway, Inc. .................................        1,200
                                                              -----------
     FOOD PRODUCTS (0.5%)
      8,100  Keebler Foods Co. .............................          301
      9,200  Quaker Oats Co. ...............................          691
                                                              -----------
                                                                      992
                                                              -----------
     HOUSEHOLD PRODUCTS (0.5%)
     17,200  Procter & Gamble Co. ..........................          985
                                                              -----------
     TOBACCO (0.8%)
     53,400  Phillip Morris Cos., Inc. .....................        1,419
                                                              -----------
TOTAL CONSUMER STAPLES .....................................        8,167
                                                              -----------
FINANCIAL (7.0%)
       BANKS (2.3%)
     62,800  Bank of New York Co., Inc. ....................        2,920
     36,400  Fleet Boston Financial Corp. ..................        1,238
                                                              -----------
                                                                    4,158
                                                              -----------
     FINANCIAL (DIVERSIFIED)(3.6%)
     39,200  American Express Co. ..........................        2,043
     52,500  Citigroup, Inc. ...............................        3,163


     26,400  Federal National Mortgage Association .........    $   1,378
                                                              -----------
                                                                    6,584
                                                              -----------
     INSURANCE (1.1%)
     16,500  American International Group, Inc. ............        1,939
                                                              -----------
TOTAL FINANCIAL ............................................       12,681
                                                              -----------
HEALTH CARE (14.5%)
     BIOTECHNOLOGY (0.9%)
  (a)11,400  Amgen, Inc. ...................................          801
   (a)1,600  Genentech, Inc. ...............................          275
   (a)7,300  Medimmune, Inc. ...............................          540
                                                              -----------
                                                                    1,616
                                                              -----------
     HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
      9,200  PE Corp.-PE Biosystems Group ..................          606
                                                              -----------
     HEALTH CARE PROVIDERS & SERVICES (0.4%)
  (a)20,300  HCA - The Healthcare Co. ......................          617
                                                              -----------
     PHARMACEUTICALS (12.9%)
     14,900  Abbott Laboratories ...........................          664
     45,200  American Home Product Corp. ...................        2,655
     22,400  Bristol-Myers Squibb Co. ......................        1,305
      7,900  Eli Lilly & Co. ...............................          789
     27,100  Johnson & Johnson .............................        2,761
     25,000  Merck & Co., Inc. .............................        1,916
    214,550  Pfizer, Inc. ..................................       10,298
     44,518  Pharmacia Corp. ...............................        2,301
     12,200  Schering-Plough Corp. .........................          616
   (a)4,200  Tularik, Inc. .................................          124
                                                              -----------
                                                                   23,429
                                                              -----------
TOTAL HEALTH CARE ..........................................       26,268
                                                              -----------
INDUSTRIALS (16.6%)
     AEROSPACE & DEFENSE (5.2%)
     44,000  General Dynamics Corp. ........................        2,299
    120,700  United Technologies Corp. .....................        7,106
                                                              -----------
                                                                    9,405
                                                              -----------
     COMMERCIAL SERVICES & SUPPLIES (0.1%)
   (a)1,500  VeriSign, Inc. ................................          265
                                                              -----------
     ELECTRICAL EQUIPMENT (0.1%)
   (a)1,900  Capstone Turbine Corp. ........................           85
                                                              -----------
     INDUSTRIAL CONGLOMERATES (11.2%)
    152,300  General Electric Co. ..........................        8,072
     26,100  Textron, Inc. .................................        1,418
    230,000  Tyco International Ltd. .......................       10,896
                                                              -----------
                                                                   20,386
                                                              -----------
TOTAL INDUSTRIALS ..........................................       30,141
                                                              -----------
INFORMATION TECHNOLOGY (35.0%)
     COMMUNICATION EQUIPMENT (14.2%)
  (a)43,400  American Tower Corp., Class A .................        1,809
   (a)6,600  Ciena Corp. ...................................        1,100
 (a)122,400  Cisco Systems, Inc. ...........................        7,780
      5,700  Corning, Inc. .................................        1,538
   (a)4,000  Exfo Electro Optical Engineering, Inc. ........          176
   (a)7,400  General Motors Corp., Class H .................          649

The accompanying notes are an integral part of the financial statements.


                                       4

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)


SHARES                                                              VALUE
                                                                    (000)
-------------------------------------------------------------------------
     COMMUNICATION EQUIPMENT (CONT.)
  (a)19,700  JDS Uniphase Corp. ............................    $   2,362
   (a)6,900  Juniper Networks, Inc. ........................        1,004
     30,700  Lucent Technologies, Inc. .....................        1,819
     80,800  Motorola, Inc. ................................        2,348
     63,800  Nortel Networks Corp. .........................        4,354
  (a)11,200  Pinnacle Holdings, Inc. .......................          605
   (a)8,200  Spectrasite Holdings, Inc. ....................          233
   (a)3,000  Stratos Lightwave, Inc. .......................           84
                                                              -----------
                                                                   25,861
                                                              -----------
     COMPUTERS & PERIPHERALS (4.1%)
  (a)15,400  EMC Corp. .....................................        1,185
      9,300  Hewlett-Packard Co. ...........................        1,161
     15,000  International Business Machines Corp. .........        1,643
   (a)8,500  Seagate Technology, Inc. ......................          468
   (a)5,000  StorageNetworks, Inc. .........................          451
  (a)27,300  Sun Microsystems, Inc. ........................        2,483
                                                              -----------
                                                                    7,391
                                                              -----------
     INTERNET SOFTWARE & SERVICES (0.5%)
  (a)18,600  Genuity, Inc. .................................          170
   (a)5,300  Yahoo!, Inc. ..................................          657
                                                              -----------
                                                                      827
                                                              -----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS (11.3%)
   (a)4,700  Analog Devices, Inc. ..........................          357
  (a)39,100  Applied Materials, Inc. .......................        3,543
  (a)11,100  ASM Lithography Holding  N.V. .................          490
   (a)4,400  Broadcom Corp., Class A .......................          963
   (a)8,400  Infineon Technologies AG ADR ..................          666
     58,300  Intel Corp. ...................................        7,794
  (a)14,800  Intersil Holding Corp. ........................          800
  (a)32,600  Maxim Intergrated Products, Inc. ..............       2,215,
   (a)2,000  PMC-Sierra, Inc. ..............................          355
     47,600  Texas Instruments, Inc.                                3,270
                                                              -----------
                                                                   20,453
                                                              -----------
    SOFTWARE (4.9%)
   (a)4,900  Inktomi Corp. .................................          580
  (a)63,600  Microsoft Corp. ...............................        5,088
  (a)38,600  Oracle Corp. ..................................        3,245
                                                              -----------
                                                                    8,913
                                                              -----------
TOTAL INFORMATION TECHNOLOGY ...............................       63,445
                                                              -----------
TELECOMMUNICATION SERVICES (4.6%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
        400  AT&T Corp. ....................................           13
      8,700  BellSouth Corp. ...............................          371
  (a)16,657  Global Crossing Ltd. ..........................          438
     41,600  GTE Corp. .....................................        2,590
   (a)4,900  NEXTLINK Communications, Inc. .................          186
     20,300  Sprint Corp. ..................................        1,035
  (a)35,100  Worldcom, Inc.                                         1,610
                                                              -----------
                                                                    6,243
                                                              -----------
     WIRELESS TELECOMMUNICATION SERVICES (1.2%)
  (a)14,800  AT&T Wireless Group ...........................          412
  (a)29,600  Crown Castle International Corp. ..............        1,080
  (a)10,600  Nextel Communications, Inc., Class A ..........          649
                                                              -----------
                                                                    2,141
                                                              -----------
TOTAL TELECOMMUNICATION SERVICES ...........................        8,384
                                                              -----------
UTILITIES (0.2%)
     ELECTRIC UTILITIES (0.2%)
     11,800  Montana Power Co. .............................          417
                                                              -----------
TOTAL COMMON STOCKS (COST $144,600) ........................      176,584
                                                              -----------
 FACE
AMOUNT
(000)
------

SHORT-TERM INVESTMENT (2.9%)
     REPURCHASE AGREEMENT (2.9%)
  $   5,268  Chase Securities, Inc., 6.15%, dated 6/30/00,
               due 7/3/00, to be repurchased at $5,271,
               collateralized by U.S. Treasury Notes,
               4.75%, due 11/15/08, valued at $5,381
               (COST $5,268) ...............................        5,268
                                                              -----------
TOTAL INVESTMENTS (100.2%) (COST $149,868) .................      181,852
                                                              -----------
OTHER ASSETS (0.8%)
     Receivable for Portfolio Shares Sold ...........  $ 726
     Receivable for Investments Sold ................    495
     Dividends Receivable ...........................     94
     Due from Adviser ...............................     62
     Interest Receivable ............................      1
     Other Assets ...................................       1       1,379
                                                      -------
LIABILITIES (-1.0%)
     Payable for Investments Purchased ............... (1,263)
     Investment Advisory Fees Payable ...............    (226)
     Shareholder Reporting Expense Payable ..........     (77)
     Payable for Portfolio Shares Redeemed ..........     (58)
     Administrative Fees Payable ....................     (38)
     Custodian Fees Payable .........................     (28)
     Professional Fees Payable ......................     (24)
     Other Liabilities ...............................     (3)     (1,717)
                                                      --------  ----------
NET ASSETS (100%) ..........................................     $181,514
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
     Applicable to 8,399,403 outstanding $0.001 par value
     shares (authorized 500,000,000 shares) ................    $   21.61
                                                              ===========
NET ASSETS CONSIST OF:
     Paid in Capital .......................................    $ 138,688
     Distributions in Excess of Net Investment Income ......         (106)
     Accumulated Net Realized Gain .........................       10,948
     Unrealized Appreciation on Investments ................       31,984
                                                              -----------
NET ASSETS .................................................    $ 181,514
                                                              ===========
--------------------------------------------------------------------------------

(a) -- Non-income producing security
ADR -- American Depositary Receipt


The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                           SIX MONTHS ENDED
                                                                                                              JUNE 30, 2000
                                                                                                                (UNAUDITED)
                                                                                                                      (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                                                                       $   474
    Interest                                                                                                            103
                                                                                                                   ---------
        Total Income                                                                                                    577
EXPENSES:                                                                                                          ---------
    Investment Advisory Fees                                                                                            438
     Less: Fees Waived                                                                                                 (107)
                                                                                                                   ---------
    Net Investment Advisory Fees                                                                                        331
    Administrative Fees                                                                                                 204
    Shareholder Reports                                                                                                  52
    Professional Fees                                                                                                    47
    Custodian Fees                                                                                                       38
    Directors' Fees and Expenses                                                                                          3
    Other                                                                                                                 6
                                                                                                                   ---------
        Net Expenses                                                                                                    681
                                                                                                                   ---------
NET INVESTMENT LOSS                                                                                                    (104)
NET REALIZED GAIN ON:                                                                                              ---------
    Investments Sold                                                                                                  7,108
                                                                                                                   ---------
CHANGE IN UNREALIZED APPRECIATION ON:
    Investments                                                                                                       3,303
                                                                                                                   ---------
    Net Realized Gain and Change in Unrealized Appreciation                                                          10,411
                                                                                                                   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $10,307
                                                                                                                   =========
----------------------------------------------------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS ENDED            YEAR ENDED
                                                                                        JUNE 30, 2000     DECEMBER 31, 1999
                                                                                          (UNAUDITED)                 (000)
                                                                                                (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Loss                                                                      $   (104)             $    (89)
    Net Realized Gain                                                                           7,108                10,216
    Change in Unrealized Appreciation                                                           3,303                21,026
                                                                                             --------              ---------
    Net Increase in Net Assets Resulting from Operations                                       10,307                31,153
DISTRIBUTIONS                                                                                --------              ---------
    Net Investment Income                                                                          --                   (76)
    In Excess of Net Investment Income                                                             --                    (1)
    Net Realized Gain                                                                              --                (4,145)
                                                                                             --------              ---------
     Total Distributions                                                                           --                (4,222)
CAPITAL SHARE TRANSACTIONS (1):                                                              --------              ---------
    Subscribed                                                                                 49,367                65,519
    Distributions Reinvested                                                                       --                 4,222
    Redeemed                                                                                  (16,735)              (14,312)
                                                                                             --------              ---------
    Net Increase in Net Assets Resulting from Capital Share Transactions                       32,632                55,429
                                                                                             --------              ---------
    Total Increase in Net Assets                                                               42,939                82,360
NET ASSETS:                                                                                  --------              ---------
    Beginning of Period                                                                       138,575                56,215
    End of Period (including distributions in excess of net investment                       --------              ---------
      income of $(106) and $(2), respectively)                                               $181,514              $138,575
                                                                                             ========              =========
----------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                           2,375                 3,718
    Shares Issued on Distributions Reinvested                                                      --                   222
    Shares Redeemed                                                                              (799)                 (839)
                                                                                             --------              ---------
    Net Increase in Capital Shares Outstanding                                                  1,576                 3,101
                                                                                             ========              =========
----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED DECEMBER 31,
                                                                    ---------------------------
                                               SIX MONTHS ENDED                                              PERIOD FROM
                                               JUNE 30, 2000                                              JANUARY 2, 1997* TO
                                              (UNAUDITED)                  1999            1998           DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                       $  20.31         $  15.10       $  12.74              $   10.00
                                                       --------         --------       --------              ---------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                          (0.01)           (0.02)          0.02                   0.02
     Net Realized and Unrealized Gain                      1.31             5.93           2.43                   3.27
                                                       --------         --------       --------              ---------
        Total from Investment Operations                   1.30             5.91           2.45                   3.29
                                                       --------         --------       --------              ---------
DISTRIBUTIONS
    Net Investment Income                                    --            (0.02)            --                  (0.02)
    In Excess of Net Investment Income                       --            (0.00)+           --                     --
    Net Realized Gain                                        --            (0.68)         (0.09)                 (0.53)
                                                                        --------       --------              ---------
        Total Distributions                                  --            (0.70)         (0.09)                 (0.55)
                                                       --------         --------       --------              ---------
NET ASSET VALUE, END OF PERIOD                         $  21.61         $  20.31       $  15.10              $   12.74
                                                       ========         ========       ========              =========
TOTAL RETURN                                               6.40%           39.45%         19.29%                 33.05%
                                                       ========         ========       ========              =========
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)                    $181,514         $138,575       $ 56,215             $   12,419
  Ratio of Expenses to Average Net Assets                  0.85%**          0.85%          0.85%                  0.85%**
  Ratio of Net Investment Income (Loss) to                (0.13)%**        (0.11)%         0.28%                  0.41%**
  Average Net Assets
  Portfolio Turnover Rate                                    37%              87%           149%                   172%
---------------
  Effect of Voluntary Expense Limitation
     During the Period:
     Per Share Benefit to Net Investment               $   0.01         $   0.05       $   0.04             $     0.07
        Income
   Ratios Before Expense Limitation:
     Expenses to Average Net Assets                        0.99%**          1.11%          1.31%                  2.05%**
     Net Investment Loss to Average Net                   (0.26)%**        (0.37)%        (0.18)%                (0.80)%**
        Assets
-----------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01



The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio at June 30, 2000. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith, under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)

in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                       FROM
                           FIRST       $500           MORE
                           $500      MILLION TO       THAN
PORTFOLIO                 MILLION    $1 BILLION     $1 BILLION
---------                 --------    ----------     ----------

Equity Growth               0.55%     0.50%      0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open- end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:



                                              NET
COST      APPRECIATION    DEPRECIATION    APPRECIATION
(000)         (000)            (000)          (000)
-----      ------------    ------------   -------------
$149,868    $35,612         $(3,628)         $31,984

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $97,132,000 and $58,151,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
     Chairman and Director, Morgan Stanley Dean Witter
     Investment Management Inc. and Morgan Stanley Dean Witter
     Investment Management Limited; Managing
     Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


--------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH
DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                             FIXED INCOME PORTFOLIO




                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-----------------------------------------------------------------------------

Yankee Bonds                                                     (3.5%)
Utilities                                                        (0.3%)
U.S. Treasury Securities                                         (6.6%)
Transportation                                                   (0.6%)
Telephones                                                       (3.2%)
Industrials                                                     (10.4%)
Finance                                                         (10.1%)
Energy                                                           (0.7%)
Commercial Mortgages                                             (0.5%)
Collateralized Mortgage Obligations-Agency Collateral Series    (13.1%)
Asset Backed Corporates                                         (14.9%)
Agency Fixed Rate Mortgages                                     (54.6%)
Other                                                          (-18.5%)

TOP FIVE HOLDINGS

                                                                                  PERCENT OF
SECURITY                                               TYPE                       NET ASSETS
--------                                   ---------------------------            ----------
Federal National Mortgage Association      Agency Fixed Rate Mortgages               30.9%
Government National Mortgage Association   Agency Fixed Rate Mortgages               13.6
Federal National Mortgage Association      Collateralized Mortgage Obligations-
                                             Agency Collateral Series                12.2
Federal Home Loan Mortgage Corporation     Agency Fixed Rate Mortgages               10.1
U.S. Treasury Note                         U.S. Treasury Securities                   6.6


PERFORMANCE COMPARED TO THE SALOMON
BROAD INVESTMENT GRADE INDEX(1)
--------------------------------------------

                           TOTAL RETURNS(2)
                  -------------------------------------
                             ONE       AVERAGE ANNUAL
                   YTD       YEAR    SINCE INCEPTION(3)
                  ----       ----    ------------------
PORTFOLIO         3.28%      3.64%        5.49%
INDEX             3.93       4.50         6.21

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, government-sponsored mortgage and investment grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.   Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

For the six months ended June 30, 2000, the Portfolio had a total return of 3.28% compared to 3.93% for the Salomon Broad Investment Grade Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 3.64% compared to 4.50% for the Index. For the period from inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 5.49% compared to 6.21% for the Index.

Our active management of the Portfolio's interest rate risk position had a favorable effect on relative performance, although this was more than offset by the unfavorable effects of the systematic widening of yield spreads on the Portfolio's above-benchmark corporate and mortgage positions for most of this period.

There was a sharp contrast between the first and second quarters of 2000 for the U.S. economy. The first quarter was characterized by a series of strong economic statistics and a continuation of the boom in private demand, bringing real GDP growth to the 6% area on an annualized basis. As such growth is well above the Federal Reserve's target level, the central bank responded by a further tightening of monetary policy via a series of additional increases in short-term interest rates. The second quarter, however, brought with it some early signs of an economic slowdown, the most notable of which was the weak May employment report issued in early June. It would appear, therefore, that the cumulative effects of the


[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED
ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
[/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                            INVESTMENT OVERVIEW (CONT.)

Fed's year-long string of tightening moves helped trigger this slowdown, although other factors, such as recent declines in equity prices and the relatively high cost of capital for private sector borrowers, have conspired to help to slow the economy, as well.

The first half of the year was also notable because of the dramatic volatility in yield spreads in the non-Treasury sectors. In the first quarter, the U.S. Treasury formally initiated a program to use a portion of the federal budget surplus to buyback outstanding Treasury debt issues. At the same time, the bond market was growing increasingly concerned that the Fed's continued pursuit of an aggressive tightening campaign would eventually produce a "hard landing" for the U.S. economy. Together, these factors led to strong demand for Treasury securities, and, consequently, a dramatic widening of the yield spreads for corporate, mortgage, agency, and asset-backed securities for most of this year. In fact, yield spreads in all of these sectors reached record or near-record levels by late May.

The situation changed markedly in June, however, as the aforementioned signs of moderating economic growth lessened the probability of further aggressive Fed tightening moves and reduced the risk of the eventual "hard landing" for the economy. The result was a strong rally in corporate and other non-Treasury sectors and a significant decline in yield spreads relative to Treasuries during June. While the U.S. Treasury continues to implement its debt buyback program, value investors have started to pay more attention to the return potential of the non-Treasury sectors' high yield premiums, which represent extremely attractive value relative to history and to their underlying fundamentals. This is evidenced, for example, by the strong performance of corporate bonds during June despite a significant increase in new issuance.

Still, the recovery of yield spreads during June was not enough to offset the unfavorable effects of the systematic widening of yield spreads during most of this period, thereby explaining virtually all of the Portfolio's under performance. While we are disappointed in the recent performance of the Portfolio, we are comforted in knowing that the relative "losses" are the result of marking our securities to market, and are not due to any permanent impairment in the securities' underlying cash flows. In fact, the timing and quality of the cash flows associated with the Portfolio's non-Treasury holdings have been as good as, or better than, expected. As disciplined value investors, we recognize that a well-diversified, high-quality strategy emphasizing opportunities in the non-Treasury areas including corporates, mortgage agencies and interest rate swaps will generate a significant amount of extra yield than either Treasury securities or the Salomon Broad Index, and we expect this yield premium to be a key component of our relative performance as we go forward. To the extent that yield spreads narrow further -as they did during June, for example -this would "front load" some of the benefit in the form of relative price gains and enhanced performance versus Treasuries and the Index. Thus, we remain very comfortable with our current strategies in the corporate, mortgage and other non-Treasury sectors while underweighting lower-yielding Treasury securities. Moreover, with a weighted average credit quality of AAA and very little relative mortgage prepayment risk versus the benchmark, we believe the Portfolio has a very attractive risk profile in relation to its significant yield advantage.

Our management of interest-rate risk added value through the first half of this year. Disciplined adherence to our key value measures -- real interest rates and the difference between actual and implied inflation -- allowed us opportunities to actively manage the Portfolio's interest-rate sensitivity (IRS), resulting in several changes to the IRS position. The key strategic moves involved an initial extension of the Portfolio's IRS position relative to the benchmark in early January just prior to a rally in Treasury securities, and a subsequent reduction in this position as Treasury yields declined and our key value measures diminished. We ended the quarter with only a small long position versus the benchmark. Our key value measures remained in positive territory at the end of June, thereby justifying this modest above-benchmark IRS position. We continued to favor cash flows in the 10-year area relative to the benchmark, as this area appeared to represent the best relative value along the yield curve.

In summary, we want our clients to know that we share a sense of disappointment in our recent performance. At the same time, however, we hope shareholders recognize and appreciate our disciplined adherence to our time-tested, value approach toward fixed income investing, and share our strong conviction that the tremendous value inherent in the Portfolio's current strategy should eventually lead us back to the high grounds of superior relative performance.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 FACE
AMOUNT                                                                                                    VALUE
(000)                                                                                                     (000)
----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (118.5%)
  AGENCY FIXED RATE MORTGAGES (54.6%)
                              BA Mortgage Securities, Inc., Series
               $      28        97-1 A2 (Floating Rate) 7.11%, 07/25/2026                                $    28
                              Federal Home Loan Mortgage Corporation
                              Conventional Pools:
                     135        10.00%, 10/01/2010 - 12/01/2019                                              144
                      30        10.50%, 01/01/2010 - 05/01/2019                                               32
                     159        11.50%, 10/01/2015 - 05/01/2019                                              176
                      64        1710-D (Floating Rate) 7.138%, 06/15/2020                                     64
                              Gold Pools:
                      92        9.50%, 12/01/2022                                                             97
                      85        10.00%, 06/01/2017                                                            91
                              July TBA:
                      50        8.00%, 07/01/2030                                                             50
                   8,000        6.50%, 07/01/2030                                                          7,549
                              Federal National Mortgage Association
                              Conventional Pools:
                      78        97-70 FA REMIC (Floating Rate) 7.106%, 07/18/2020                             78
                      97        98-22 FA REMIC (Floating Rate) 7.049%, 04/18/2028                             97
                  15,125        6.00%, 07/01/2029                                                         13,838
                   4,348        6.00%, 04/01/2027 - 04/01/2029                                             3,982
                     200        7.50%, 06/01/2030                                                            197
                      57        9.00%, 01/15/2025                                                             59
                      48        9.50%, 11/01/2021                                                             51
                     250        10.00%, 09/01/2010 - 05/01/2022                                              267
                      10        10.50%, 01/01/2016                                                            11
                     659        11.00%, 03/01/2019 - 11/01/2020                                              725
                      33        11.50%, 11/01/2019                                                            36
                      17        12.00%, 11/01/2011 - 09/01/2012                                               19
                      15        13.00%, 10/01/2015                                                            17
                              July TBA:
                   4,500        6.50%, 07/01/2030                                                          4,242
                   1,475        7.00%, 07/01/2030                                                          1,424
                              Government National Mortgage Association
                              Adjustable Rate Mortgages:
                     312        6.00%, 08/20/2027                                                            312
                     173        6.125%, 12/20/2025                                                           173
                     183        6.125%, 10/20/2027 - 11/20/2027                                              183
                     298        6.375%, 03/20/2025 - 06/20/2025                                              299
                     217        6.625%, 07/20/2027                                                           217
                     170        6.625%, 09/20/2027                                                           170
                     315        6.875%, 04/20/2025 - 06/20/2025                                              316
                              July TBA:
                   6,300        7.00%, 07/01/2030                                                          6,121
                              Various Pools:
                   1,775        1.35%, 11/16/2029                                                             61
                     197        7.00%, 03/20/2025 - 07/20/2025                                               198
                     236        9.00%, 11/15/2017                                                            247
                     527        9.50%, 10/15/2016                                                            560
                     351        9.50%, 11/15/2017                                                            373
                   1,109        10.00%, 11/15/2009 - 08/15/2021                                            1,188
                     297        10.50%, 09/15/2017 - 06/15/2022                                              322
                     156        11.00%, 12/15/2009 - 04/15/2020                                              172
                      28        11.50%, 02/15/2013 - 09/15/2015                                               31
                      50        12.00%, 12/15/2012 - 12/15/2014                                               56
                                                                                                        --------
                                                                                                          44,273
                                                                                                        --------
  ASSET BACKED CORPORATE (14.9%)
                              Arcadia Automobile Receivables Trust, Series
                      41        97-D A3 6.20%, 05/15/2003                                                     41
                      64        98-A A3 5.90%, 11/15/2002                                                     64
                              Associates Automobile Receivables Trust Series 00-1 A3
                     400        7.15%, 06/15/2003                                                            400
                              Banc One Home Equity Trust, Series 99-1 Class A1
                      82        6.06%, 01/25/2012                                                             81
                              BankBoston Home Equity Loan Trust,
                      43        Series 98-2 A1 6.28%, 11/25/2010                                              43
                              BMW Vehicle Owner Trust
                     213        6.16%, 12/25/2001                                                            212
                              Centex Home Equity, Series
                     136        99-2 A 1 5.91%, 04/25/2019                                                   134
                      66        A 1 6.07%, 03/25/2018                                                         66
                              Chevy Chase Auto Receivables Trust, Series
                      19        97-4 A 6.25%, 06/15/2004                                                      19
                              Conseco Hel, Series 200 B, Class AF1
                     383        6.94%, 11/15/2014                                                            381
                              Daimler Benz Auto Grantor Trust, Series
                       8        97-A A 6.05%, 03/31/2005                                                       8
                       2        98-A A2 5.23%, 12/20/2001                                                      2
                              Daimler-Benz Vehicle Trust
                     700        5.16%, 12/20/2007                                                            693
                              EQCC Home Equity Loan Trust
                     299        6.548%, 04/25/2010                                                           296
                              EQCC Home Equity Loan Trust, Series
                     135        99-2 A1F 6.05%, 01/25/2010                                                   133
                     108        99-1 A1F 5.77%, 03/20/2029                                                   107
                              First Security Auto Grantor Trust, Series
                      63        1998-A A 5.97%, 04/15/2004                                                    63
                     145        97-B A 6.10%, 04/15/2003                                                     145
                              First Security Auto Owner Trust, Series 99-2 A2
                      54        5.492%, 04/15/2002                                                            54
                              First Security, Series 00-A2
                     575        7.20%, 05/13/2003                                                            575
                              Ford Auto Owner Trust
                     415        5.77%, 11/15/2001                                                            414
                              Ford Credit Auto Owner Trust
                     313        5.85%, 10/15/2001                                                            312
                     804        6.20%, 04/15/2002                                                            801

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

 FACE
AMOUNT                                                                                                    VALUE
(000)                                                                                                     (000)
----------------------------------------------------------------------------------------------------------------------------
ASSET BACKED CORPORATE (CONT.)
                              Ford Credit Auto Owner Trust Series:
               $     800        00-A A3 6.82%, 06/17/2002                                                 $   799
                     248        99-B A3 5.47%, 09/15/2001                                                     247
                              Green Tree Financial Corp., Series
                      28        98-E HI A1 5.907%, 12/15/2024                                                  28
                     180        99-1 A1 5.60%, 03/01/2030                                                     178
                      56        99-A A1 5.59%, 02/15/2013                                                      56
                              Green Tree Financial Corp., Series 99-3 A2
                     254        5.51%, 02/01/2031                                                             252
                              Green Tree Home Equity Loan Trust, Series
                      64        98-A A2 6.04%, 06/15/2029                                                      64
                     186        99-C A1 5.99%, 07/15/2030                                                     185
                              Green Tree Lease Finance, Series
                      45        97-1 A3 6.17%, 09/20/2005                                                      45
                              Harley-Davidson Eaglemark Motocycle
                     241        6.22%, 02/15/2004                                                             240
                              Harley-Davidson Eaglemark Motorcycle Trust, Series
                      38        98-3 A1 5.41%, 03/15/2003                                                      38
                     100        99-1 A1 5.25%, 07/15/2003                                                     100
                              Honda Auto Receivables Grantor Trust, Series
                      38        97-A A 5.85%, 02/15/2003                                                       37
                      57        97-B A 5.95%, 05/15/2003                                                       57
                              Honda Auto Receivables Owner Trust, Series 99-1 A2
                      39        5.186%, 06/16/2001                                                             39
                              Household Home Equity Loan
                     228        6.83%, 12/20/2016                                                             227
                              IMC Home Equity Loan Trust, Series
                       1        98-1 A2 6.31%, 12/20/2012                                                       1
                              IndyMac Home Equity Loan, Series
                      32        98-A A1 5.724%, 09/25/2020                                                     32
                              MBNA Master CC, Series 00-E
                     285        7.80%, 10/15/2012                                                             294
                              MMCA Automobile Trust
                     283        6.30%, 06/15/2002                                                             282
                              Narot, Series 00-A A2
                     425        6.73%, 05/15/2002                                                             424
                              Navistar Financial Corp. Owner Trust Series 99-A A2
                     148        5.55%, 02/15/2002                                                             147
                              New Holland Equipment Receivables Trust
                  (e)347        6.39%, 10/15/2002                                                             345
                              Nissan Auto Receivables Grantor Trust
                     210        5.45%, 04/15/2004                                                             207
                     310        6.12%, 09/15/2003                                                             309
                              Nissan Auto Receivables Grantor Trust, Series
                      71        97-A A 6.15%, 02/15/2003                                                       71
                     475        00-B A2 7.15%, 12/15/2002                                                     475
                              Option One Mortgage Loan Trust, Series
                     120        99 2 A1 5.88%, 05/25/2029                                                     118
                              Peco, Series 00-A, A3
                     400        7.625%, 03/01/2010                                                            402
                              Premier Auto Trust
                     177        5.28%, 11/08/2001                                                             176
                              Premier Auto Trust, Series 99-3 A2
                     306        5.82%, 02/08/2002                                                             304
                              Toyota Auto Receivables Owner Trust
                     384        5.80%, 12/17/2001                                                             382
                              UCFC Home Equity Loan, Series 98-C A1 (Floating Rate)
                      21        6.771%, 12/15/2012                                                             21
                              USAA Auto Loan Grantor Trust, Series
                     275        97-1 A 6.07%, 05/15/2004                                                      273
                              WFS Financial Owner Trust
                     209        5.833%, 04/20/2002                                                            209
                                                                                                         --------
                                                                                                           12,108
                                                                                                         --------
COLLATERALIZED MORTGAGE OBLIGATIONS-AGENCY
  COLLATERAL SERIES (13.1%)

                              Federal Home Loan Mortgage Corporation
                      67        1381 SB Inv Fl IO REMIC 9.658%, 10/15/2007                                     13
                     231        1983-IB IO 8.00%, 08/15/2027                                                   68
                              Federal National Mortgage Association
                   3,770        6.25%, 05/15/2029                                                           3,390
                   2,100        6.75%, 09/15/2029                                                           2,009
                   4,150        7.125%, 01/15/2030                                                          4,180
                      50        8.00%, 07/25/2009                                                              50
                     240        186 IO 8.00%, 08/01/2027                                                       72
                     352        191 IO 8.00%, 01/01/2028                                                      105
                     131        281 2 IO 9.00%, 11/01/2026                                                     37
                     274        291 2 IO 8.00%, 11/01/2027                                                     81
                       6        96-14 PC PO 0.00%, 12/25/2023                                                   4
                              Fannie Mae 1999 42 SA
                   2,386        3.20%, 10/25/2028                                                              87
                              Fannie Mae Strip 296 2
                     419        8.00%, 04/01/2024                                                             123
                              Government National Mortgage Association
                     850        97-13 SB IO 1.313%, 09/16/2027                                                 47
                   1,480        99-44 2.75%, 12/16/2029                                                        67
                   2,711        00-9 SH IO 2.35%, 02/16/2030                                                  142
                   1,000        1.313%, 09/16/2027                                                             55
                   1,350        1.95%, 08/16/2029                                                              71
                                                                                                         --------
                                                                                                           10,601
                                                                                                         --------
  COMMERCIAL MORTGAGES (0.5%)
                              American Southwest Financial Securities Corp.,
                      62        Series 93-2 A1 7.30%, 01/18/2009                                               61
                              Asset Securitization Corp., Series
                     242        97-D5 PS1 IO 1.413%, 02/14/2041                                                19
                              Conseco Finance Securitizations Corp., Series
                     347        00-1 A1 6.84%, 05/01/2031                                                     345
                                                                                                         --------
                                                                                                              425
                                                                                                         --------

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

 FACE
AMOUNT                                                                                                    VALUE
(000)                                                                                                     (000)
----------------------------------------------------------------------------------------------------------------------------
ENERGY (0.7%)
                              CMS Energy Corp.
               $     230        7.50%, 01/15/2009                                                        $    206
                              Conoco, Inc.
                     445        6.95%, 04/15/2029                                                             406
                                                                                                         --------
                                                                                                              612
                                                                                                         --------
  FINANCE (10.1%)
                              American General Corp.
                     260        6.625%, 02/15/2029                                                            219
                              Anthem Insurance Cos.,  Inc.,  Series A
                  (e)170        9.00%, 04/01/2027                                                             142
                              Banc One Corp.
                     185        7.625%, 10/15/2026                                                            172
                     115        8.00%, 04/29/2027                                                             111
                              BankAmerica Corp.
                      75        6.25%, 04/01/2008                                                              68
                              BT Preferred Capital Trust, Series II
                     140        7.875%, 02/25/2027                                                            121
                              Chase Manhattan Corp
                     215        7.00%, 11/15/2009                                                             203
                              Citicorp,  Series F
                     115        6.375%, 11/15/2008                                                            106
                              Citigroup, Inc.
                     280        6.625%, 01/15/2028                                                            243
                              Deutsche Telekom International Finance
                     195        8.00%, 06/15/2010                                                             197
                              EOP Operating LP
                     100        6.763%, 06/15/2007                                                             92
                     235        7.50%, 04/19/2029                                                             203
                              Equitable Cos., Inc.
                     150        6.50%, 04/01/2008                                                             138
                              Equitable Life Assurance Society of the U.S.,
                  (e)250        Series 1A 6.95%, 12/01/2005                                                   242
                              Erac USA Finance Co.
                  (e)155        8.25%, 05/01/2005                                                             156
                              Farmers Exchange Capital
                  (e)465        7.05%, 07/15/2028                                                             377
                              Ford Motor Credit Co.
                     335        7.375%, 10/28/2009                                                            325
                              General Electric Cap Corp.
                     365        7.375%, 01/19/2010                                                            368
                              General Motors Acceptance Corp.
                     330        7.75%, 01/19/2010                                                             328
                              Goldman Sachs Group, L.P.
                  (e)230        6.50%, 02/25/2009                                                             208
                              GS Escrow Corp.
                     300        7.125%, 08/01/2005                                                            269
                              Hartford Financial Services Group
                      80        7.90%, 06/15/2010                                                              80
                              Hartford Life, Inc.
                     155        7.65%, 06/15/2027                                                             147
                              Household Finance Co.
                     170        7.875%, 03/01/2007                                                            169
                              Household Finance Corp.
                     230        5.875%, 02/01/2009                                                            200
                              John Hancock Surplus Note
                  (e)260        7.375%, 02/15/2024                                                            241
                              Lehman Brothers Holdings, Inc.
                     215        8.25%, 06/15/2007                                                             215
                              Merrill Lynch & Co., Inc.
                     145        6.50%, 07/15/2018                                                             122
                              Nationsbank Corp.
                     210        6.80%, 03/15/2028                                                             180
                              Nationwide Mutual Life Insurance Co.
                  (e)150        7.50%, 02/15/2024                                                             128
                              New England Mutual
                  (e)280        7.875%, 02/15/2024                                                            269
                              PNC Funding Corp.
                  (e)160        6.125%, 02/15/2009                                                            142
                     260        7.50%, 11/01/2009                                                             252
                              Prime Property Funding, II
                   (e)95        7.00%, 08/15/2004                                                              91
                              Prudential Insurance Co.
                  (e)450        8.30%, 07/01/2025                                                             455
                              State Street Corp.
                     170        7.65%, 06/15/2010                                                             170
                              Suntrust Banks
                     135        7.75%, 05/01/2010                                                             134
                              Washington Mutual Capital
                     115        8.375%, 06/01/2027                                                            104
                              Washington Mutual,  Inc.
                     150        8.206%, 02/01/2027                                                            133
                     130        8.25%, 04/01/2010                                                             129
                              Wells Fargo & Co.
                     320        7.55%, 06/21/2010                                                             316
                              World Financial Properties
                  (e)231        6.91%, 09/01/2013                                                             216
                                                                                                         --------
                                                                                                            8,181
                                                                                                         --------
  INDUSTRIALS (10.4%)

                              Adelphia Communications
                      45        7.875%, 05/01/2009                                                             38
                     185        9.375%, 11/15/2009                                                            171
                              Albertson's, Inc.
                     280        7.45%, 08/01/2029                                                             260
                              Columbia/HCA Healthcare Corp.
                      80        7.19%, 11/15/2015                                                              65
                      75        7.50%, 12/15/2023                                                              59
                      70        7.58%, 09/15/2025                                                              56
                     190        7.69%, 06/15/2025                                                             155
                      50        8.70%, 02/10/2010                                                              48
                      25        9.00%, 12/15/2014                                                              24
                              Continental Airlines, Series
                      65        97-1 A 7.461%, 04/01/2015                                                      63
                              CSC Holdings, Inc.
                     120        7.25%, 07/15/2008                                                             111
                     200        7.875%, 12/15/2007                                                            193

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

 FACE
AMOUNT                                                                                                    VALUE
(000)                                                                                                     (000)
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS (CONT.)
                              DaimlerChrysler
               $     235        8.00%, 06/15/2010                                                        $    239
                              Delphi Automotive Sysytems
                     240        7.125%, 05/01/2029                                                            206
                              Dow Chemical Co.
                     370        7.375%, 11/01/2029                                                            361
                              DR Structured Finance, Series
                      68        93-K1 A1 6.66%, 08/15/2010                                                     57
                      10        94-K2 A2 9.35%, 08/15/2019                                                      9
                              Federated Department Stores, Inc.
                     285        6.90%, 04/01/2029                                                             238
                      40        7.00%, 02/15/2028                                                              34
                              Florida Windstorm
                  (e)230        7.125%, 02/25/2019                                                            211
                              Ford Motor Co.
                     285        6.625%, 10/01/2028                                                            241
                              Honeywell International
                      95        7.50%, 03/01/2010                                                              95
                              Host Marriott L.P.
                     205        8.375%, 02/15/2006                                                            192
                              IBM Corp.
                     195        6.50%, 01/15/2028                                                             176
                              International Game Technology
                     150        8.375%, 05/15/2009                                                            143
                              Kmart Funding Corp., Series F
                     260        8.80%, 07/01/2010                                                             240
                              Kroger Co.
                     395        8.00%, 09/15/2029                                                             377
                              Lenfest Communications, Inc.
                     135        7.625%, 02/15/2008                                                            133
                     155        8.375%, 11/01/2005                                                            160
                              Lockheed Martin Co.
                     305        8.50%, 12/01/2029                                                             311
                              Lowe's Companies, Inc.
                     175        6.50%, 03/15/2029                                                             142
                     145        6.875%, 02/15/2028                                                            124
                              Lucent Technologies,  Inc.
                     250        6.45%, 03/15/2029                                                             221
                              May Department Stores Co.
                     125        6.70%, 09/15/2028                                                             106
                              Monsanto Co.
                     355        6.60%, 12/01/2028                                                             314
                              Motorola, Inc.
                     110        6.50%, 11/15/2028                                                              96
                              News America, Inc.
                     120        7.28%, 06/30/2028                                                             104
                     115        7.30%, 04/30/2028                                                             100
                      30        7.75%, 02/01/2024                                                              27
                     160        8.875%, 04/26/2023                                                            164
                              Oxymar
                  (e)100        7.50%, 02/15/2016                                                              76
                              Phillips Petroleum
                      90        8.75%, 05/25/2010                                                              95
                              Raytheon Co.
                  (e)195        8.20%, 03/01/2006                                                             198
                  (e)105        8.30%, 03/01/2010                                                             107
                              Rockwell International Corp.
                     100        6.70%, 01/15/2028                                                              88
                              Saks, Inc.
                     115        7.375%, 02/15/2019                                                             86
                              Scotia Pacific Co., LLC
                     165        7.71%, 01/20/2014                                                             116
                              Sun Microsystems, Inc.
                     150        7.65%, 08/15/2009                                                             150
                              Tenet Healthcare Corp.
                     100        8.00%, 01/15/2005                                                              97
                      90        Series B 7.625%, 06/01/2008                                                    83
                              Time Warner, Inc.
                     110        6.625%, 05/15/2029                                                             92
                      95        7.25%, 09/01/2008                                                              92
                              TRW, Inc.
                     210        8.75%, 05/15/2006                                                             214
                              US Airways Pass Thru Series 00-1 G
                     145        8.11%, 02/20/2017                                                             145
                              USA Waste Services
                     205        7.00%, 07/15/2028                                                             163
                              Wal Mart Stores
                     450        7.55%, 02/15/2030                                                             461
                              Waste Management, Inc.
                      90        7.375%, 05/15/2029                                                             75
                                                                                                         --------
                                                                                                            8,402
                                                                                                         --------
  TELEPHONES (3.2%)
                              AT&T Corp.
                     325        6.50%, 03/15/2029                                                             273
                              BellSouth Telecommunications
                     460        6.375%, 06/01/2028                                                            384
                              Comcast Cable Communications, Inc.
                      55        8.375%, 05/01/2007                                                             57
                              Global Crossing Holding Ltd.
                     215        9.125%, 11/15/2006                                                            206
                              GTE Corp.
                     320        6.94%, 04/15/2028                                                             283
                              Intermedia Communications, Inc.,
                   (n)20        0.00%, 05/15/2006                                                              18
                     100        Series B 8.50%, 01/15/2008                                                     92
                     135        Series B 8.60%, 06/01/2008                                                    125
                              MCI Worldcom, Inc.
                     495        6.95%, 08/15/2028                                                             439
                              Nextel Communications, Inc.
                  (n)240        0.00%, 09/15/2007                                                             188
                   (e)70        9.375%, 11/15/2009                                                             67
                              Qwest Communications International, Inc., Series B
                  (n)250        0.00%, 02/01/2008                                                             197

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

 FACE
AMOUNT                                                                                                    VALUE
(000)                                                                                                     (000)
----------------------------------------------------------------------------------------------------------------------------
TELEPHONES (CONT.)
                              U.S. West Cap Funding, Inc.
               $  (e)240        6.875%, 08/15/2001                                                       $    238
                                                                                                         --------
                                                                                                            2,567
                                                                                                         --------
  TRANSPORTATION (0.6%)
                              Burlington North
                     245        6.875%, 12/01/2027                                                            212
                              Continental Airlines, Series
                     120        98-1 A 6.648%, 09/15/2017                                                     111
                     112        99-1 A 6.545%, 08/02/2020                                                     101
                              Union Pacific Resources Corp., Series E
                      75        6.79%, 11/09/2007                                                              70
                                                                                                         --------
                                                                                                              494
                                                                                                         --------
  U.S. TREASURY SECURITIES (6.6%)
                              U.S. Treasury Bond
                  (j)350        8.75%, 08/15/2020                                                             450
                              U.S. Treasury Note
                   1,000        6.25%, 01/31/2002                                                             997
                   3,750        7.50%, 02/15/2005                                                           3,930
                                                                                                         --------
                                                                                                            5,377
                                                                                                         --------
  UTILITIES (0.3%)
                              PSEG Energy Holdings
                  (e)220        9.125%, 02/10/2004                                                            222
                                                                                                         --------
  YANKEE (3.5%)
                              Abbey National plc
                     240        7.95%, 10/26/2029                                                             238
                              Ahold Finance USA, Inc.
                     240        6.875%, 05/01/2029                                                            202
                              Glencore Nickel Property Ltd.
                     125        9.00%, 12/01/2014                                                             106
                              Grupo Minero Mexicano S.A. de CV, Series A
                     125        8.25%, 04/01/2008                                                             101
                              Hutchinson Whampoa Financial, Series B
                  (e)200        7.45%, 08/01/2017                                                             176
                              Hyundai Semiconductor
                  (e)210        8.625%, 05/15/2007                                                            175
                              Multicanal S.A.
                      75        13.125%, 04/15/2009                                                            73
                      50        Series C 10.50%, 04/15/2018                                                    40
                              Oil Purchase Co. II
                  (e)151        10.73%, 01/31/2004                                                            142
                              Petrozuata Finance, Inc.
                  (e)115        8.22%, 04/01/2017                                                              89
                              Ras Laffan Liquefied Natural Gas Co.
                  (e)230        8.294%, 03/15/2014                                                            215
                              Republic of Columbia
                     180        8.70%, 02/15/2016                                                             117
                     140        11.75%, 02/25/2020                                                            116
                              Republic of Philippines
                     280        10.625%, 03/16/2025                                                           243
                              United Mexican States Par Bond
                     500        6.25%, 12/31/2019                                                             415
                              Vodafone Airtouch plc
                   (e)60        7.625%, 02/15/2005                                                             60
                  (e)375        7.875%, 02/15/2030                                                            369
                                                                                                         --------
                                                                                                            2,877
                                                                                                         --------
TOTAL FIXED INCOME SECURITIES (COST $97,577)                                                               96,139
                                                                                                         --------
SHORT-TERM INVESTMENT (21.3%)
  REPURCHASE AGREEMENT (21.3%)
                  17,242      Chase Securities, Inc., 6.15%, dated 6/30/00, due
                              7/3/00, to be repurchased at $17,251, collateralized by U.S.
                              Treasury Notes, 5.50%, due 5/15/09, valued at $17,613 (COST
                              $17,242)                                                                     17,242
                                                                                                         --------

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                                                        AMOUNT
                                                                                                         (000)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (139.8%) (COST $114,819)                                                            $113,381
                                                                                                      --------
OTHER ASSETS (2.2%)
    Interest Receivable                                                                 $  1,175
    Receivable for Investments Sold                                                          512
    Receivable for Daily Variation on Futures Contracts                                       32
    Unrealized Gain on Swap Agreements                                                        26
    Due from Adviser                                                                          18
    Receivable for Portfolio Shares Sold                                                       8
    Other Assets                                                                               1         1,772
                                                                                        --------
LIABILITIES (-42.0%)
    Payable for Investments Purchased                                                    (33,850)
    Investment Advisory Fees Payable                                                         (77)
    Professional Fees Payable                                                                (23)
    Shareholder Reporting Expense Payable                                                    (19)
    Administrative Fees Payable                                                              (16)
    Payable for Portfolio Shares Redeemed                                                    (15)
    Bank Overdraft                                                                            (3)
    Payable for Daily Variation Margin on Futures Contracts                                   (2)
    Custodian Fees Payable                                                                    (2)
    Director's Fees and Expenses Payable                                                      (1)
    Other Liabilities                                                                        (34)      (34,042)
                                                                                        --------      --------
NET ASSETS (100%)                                                                                     $ 81,111
                                                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 7,816,867 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                                                              $  10.38
                                                                                                      ========
NET ASSETS CONSIST OF:
Paid in Capital                                                                                       $ 82,184
Undistributed Net Investment Income                                                                      2,501
Accumulated Net Realized Loss                                                                           (1,700)
Unrealized Depreciation on Investments, Futures Contracts and Swaps                                     (1,874)
                                                                                                      --------
NET ASSETS                                                                                            $ 81,111
                                                                                                      ========
-----------------------------------------------------------------------------------------------------------------------

A significant portion of the Portfolio's securities are segregated for use should the Portfolio's adviser elect to take delivery of TBA securities.

(e)   -- 144A Security -- certain conditions for public sale may exist.
(j) -- This security was pledged to cover margin requirements for futures contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity date.
IO    -- Interest Only
PO    -- Principal Only
REMIC -- Real Estate Mortgage Investment Conduit
TBA   -- Security is subject to delayed delivery. See Note A4 to Financial
         Statements.
Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on June 30, 2000.


------------------------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 2000, the following futures contracts were open:

                                                         UNREALIZED
                    NUMBER     NOTIONAL                  APPRECIATION
                      OF         VALUE     EXPIRATION   (DEPRECIATION)
                   CONTRACT      (000)       DATE            (000)
                   --------    -------     ----------    -------------
LONG:
U.S. Treasury 2
  Year Note           20       U.S.$3,956   Sept-2000      U.S.$ 11
U.S. Treasury 5
  Year Note           15            1,450   Sept-2000            35
U.S. Treasury
  Long Bond          180           17,015   Sept-2000          (507)
SHORT:
U.S. Treasury 10
  Year Note           16            1,575   Sept-2000            --
                                                          ---------
                                                          U.S.$(461)
                                                          =========

------------------------------------------------------------------------------
SWAP AGREEMENTS:
At June 30, 2000, the following swap agreements were open with the listed counterparty:

                                                         UNREALIZED
          NOTIONAL                                       APPRECIATION
            VALUE                                       (DEPRECIATION)
            (000)   MATURITY        PAY        RECEIVE      (000)
         --------   --------        ---        -------  --------------
GOLDMAN SACHS:
          $ 1,200   3/02/2030    3-mo.LIBOR     7.36%        $13
              650   3/03/2030    3-mo.LIBOR     7.34%          6
              550   3/09/2030    3-mo.LIBOR     7.31%          2
              900   3/24/2010    3-mo.LIBOR     7.25%         --
SALOMON BROTHERS:
            2,250   3/24/2010    3-mo.LIBOR     7.29%          6
            1,500   2/10/2030    3-mo.LIBOR     7.26%         (3)
              700   3/13/2030    3-mo.LIBOR     7.27%          1
              650   3/10/2030    3-mo.LIBOR     7.29%          1
                                                             ---
                                                             $26
                                                             ===

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                              STATEMENT OF OPERATIONS

                                                                                                         SIX MONTHS ENDED
                                                                                                            JUNE 30, 2000
                                                                                                              (UNAUDITED)
                                                                                                                    (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                        $2,764
                                                                                                                  ------
EXPENSES:
  Investment Advisory Fees                                                                                           150
  Less: Fees Waived                                                                                                  (45)
                                                                                                                  ------
  Net Investment Advisory Fees                                                                                       105
  Administrative Fees                                                                                                 96
  Shareholder Reports                                                                                                 28
  Professional Fees                                                                                                   21
  Custodian Fees                                                                                                       7
  Directors' Fees and Expenses                                                                                         1
  Other                                                                                                                5
                                                                                                                  ------
    Net Expenses                                                                                                     263
                                                                                                                  ------
NET INVESTMENT INCOME                                                                                              2,501
                                                                                                                  ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                  (610)
  Futures Contracts                                                                                                  221
                                                                                                                  ------
    Net Realized Loss                                                                                               (389)
                                                                                                                  ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                        747
  Futures and Swaps                                                                                                 (377)
                                                                                                                  ------
    Change in Unrealized Appreciation                                                                                370
                                                                                                                  ------
Net Realized Gain and Change in Unrealized Appreciation                                                              (19)
                                                                                                                  ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $2,482
                                                                                                                  ======
---------------------------------------------------------------------------------------------------------------------------

                     STATEMENT OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                 JUNE 30, 2000                YEAR ENDED
                                                                                   (UNAUDITED)         DECEMBER 31, 1999
                                                                                         (000)                     (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                                               $ 2,501                    $ 3,299
  Net Realized Loss                                                                      (389)                    (1,449)
  Change in Unrealized Appreciation/Depreciation                                          370                     (2,603)
                                                                                      -------                    -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                       2,482                       (753)
                                                                                      -------                    -------
DISTRIBUTIONS
  Net Investment Income                                                                    --                     (3,146)
  In Excess of Net Realized Gain                                                           --                         (8)
                                                                                      -------                    -------
  Total Distributions                                                                      --                     (3,154)
                                                                                      -------                    -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                           13,434                     32,395
  Distributions Reinvested                                                                 --                      3,154
  Redeemed                                                                             (4,670)                    (5,133)
                                                                                      -------                    -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                  8,764                     30,416
                                                                                      -------                    -------
    Total Increase in Net Assets                                                       11,246                     26,509
NET ASSETS:
  Beginning of Period                                                                  69,865                     43,356
                                                                                      -------                    -------
  End of Period (including undistributed net investment
    income of $2,501 and $0, respectively)                                            $81,111                    $69,865
                                                                                      =======                    =======
-------------------------------------------------------------------------------------------------------------------------
(1)  Capital Share Transactions:
     Shares Subscribed                                                                  1,329                      3,072
     Shares Issued on Distributions Reinvested                                             --                        312
     Shares Redeemed                                                                     (461)                      (486)
                                                                                      -------                    -------
     Net Increase in Capital Shares Outstanding                                           868                      2,898
                                                                                      =======                    =======
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                            FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                                                       --------------------------
                                                 SIX MONTHS ENDED                                                PERIOD FROM
                                                   JUNE 30, 2000                                              JANUARY 2, 1997*
                                                    (UNAUDITED)        1999           1998                  TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.05          $10.70         $10.41                       $10.00
                                                      ------          ------         ------                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 0.32            0.50           0.37                         0.46
  Net Realized and Unrealized Gain (Loss)               0.01           (0.67)          0.45                         0.53
                                                      ------          ------         ------                       ------
     Total from Investment Operations                   0.33           (0.17)          0.82                         0.99
                                                      ------          ------         ------                       ------
DISTRIBUTIONS
  Net Investment Income                                   --           (0.48)         (0.36)                       (0.45)
  In Excess of Net Investment Income                      --              --          (0.01)                          --
  Net Realized Gain                                       --              --          (0.11)                       (0.13)
  In Excess of Net Realized Gain                          --           (0.00)+        (0.05)                          --
                                                      ------          ------         ------                       ------
     Total Distributions                                  --           (0.48)         (0.53)                       (0.58)
                                                      ------          ------         ------                       ------
NET ASSET VALUE, END OF PERIOD                        $10.38          $10.05         $10.70                       $10.41
                                                      ======          ======         ======                       ======
TOTAL RETURN                                            3.28%          (1.63)%         7.90%                        9.93%
                                                      ======          ======         ======                       ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                    $81,111         $69,865        $43,356                      $12,760
Ratio of Expenses to Average Net Assets                 0.70%**         0.70%          0.70%                        0.70%**
Ratio of Net Investment Income to Average
  Net Assets                                            6.62%**         6.06%          5.37%                        5.66%**
Portfolio Turnover Rate                                  37%             100%           117%                         185%
--------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income           $0.01           $0.02          $0.02                        $0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     0.82%**            0.96%          1.04%                        1.71%**
  Net Investment Income to Average Net Assets        6.50%**            5.80%          5.03%                        4.65%**
--------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized
+ Amount is less than $0.01

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                               JUNE 30, 2000
                                (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Fixed Income Portfolio. The Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               JUNE 30, 2000
                                (UNAUDITED)

issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               JUNE 30, 2000
                                (UNAUDITED)

may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500          MORE
                              $500    MILLION TO       THAN
PORTFOLIO                    MILLION  $1 BILLION   $1 BILLION
---------                    -------  ----------   ----------
Fixed Income ..............   0.40%      0.35%        0.30%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Asset Management. (the "Administrator"), wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six monts ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST        APPRECIATION     DEPRECIATION    DEPRECIATION
 (000)           (000)            (000)           (000)
 -----        ------------     ------------    ------------
$114,819          $492           $(1,930)        $(1,438)

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $54,012,000 and $33,794,000, respectively.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2007 of approximately $1,298,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer January 1, 2000 for U.S. Federal income tax purposes, post-October capital losses of $96,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                             GLOBAL EQUITY PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                               INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Australia                  (1.8%)
Belgium                    (0.5%)
Canada                     (2.0%)
Denmark                    (0.5%)
Hong Kong                  (1.0%)
France                     (7.3%)
Germany                    (3.4%)
Ireland                    (1.5%)
Italy                      (2.0%)
Japan                     (12.6%)
Netherlands                (5.0%)
Singapore                  (0.3%)
Spain                      (2.4%)
Sweden                     (1.1%)
Switzerland                (5.0%)
United Kingdom            (16.2%)
United States             (29.7%)
Other                      (7.7%)

TOP FIVE HOLDINGS

                                                                       PERCENT OF
SECURITY                                       COUNTRY                NET ASSETS
--------                                       -------                ----------
Nippon Telephone & Telegraph Corp.             Japan                   2.8%
Philip Morris Cos., Inc.                       United States           2.2
Total Fina S.A., Class B                       France                  2.1
Chase Manhattan Corp.                          United States           1.9
Albertson's, Inc.                              United States           1.8

TOP FIVE SECTORS

                                                     VALUE             PERCENT OF
SECTOR                                               (000)            NET ASSETS
------                                               -----            -----------
Consumer Staples                                     $9,532               18.4%
Financials                                            6,803               13.1
Telecommunication Services                            6,671               12.9
Consumer Discretionary                                6,533               12.6
Materials                                             4,940                9.6

PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
WORLD INDEX(1)
------------------------------------

                                                 TOTAL RETURNS(2)
                                  ----------------------------------------------
                                                  ONE          AVERAGE ANNUAL
                                   YTD            YEAR        SINCE INCEPTION(3)
                                  -----           -----       ------------------
PORTFOLIO                          3.73%           4.17%             11.69%
INDEX                             -2.56           12.19              17.69

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.   Commenced operations on January 2, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued.

For the six months ended June 30, 2000, the Portfolio had a total return of 3.73% compared to -2.56% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year period ended June 30, 2000, the Portfolio had a total return of 4.17% compared to 12.19% for the Index. For the period from inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 11.69% compared to 17.69% for the Index.

Strong stock selection in selected consumer discretionary was a positive, indicating that enthusiasm for content and advertising stocks continued to boost that segment of the market. The Portfolio was rewarded for its significant overweight in consumer staples - one of the best performing sectors during the last six months. Philip Morris produced a comfortable 20%, as legal risks in the tobacco industry appear to have peaked. Nestle, Danone and Reckitt Benckiser were strong consumer stocks in Europe. Stock selection in energy was strong, as Total Fina Elf, Burmah Castrol and Royal Dutch benefited from the surging price of crude.

Our overweight and stock selection in interest rate sensitive financials was a negative during the first half of 2000. Our overweight to materials detracted from performance, as stocks such as Alcoa, Georgia Pacific and Boise Cascade reacted to a slowing U.S. economy. Despite investor's significant rotation from 'new economy' to 'old economy' stocks in the market, our underweight to technology during the first half

[SIDENOTE]
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR
A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
[/SIDENOTE]

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                               INVESTMENT OVERVIEW (CONT.)


of 2000 proved to be a drag on performance. It is worth noting, however, that our underweight to technology finally paid-off during the second quarter. Disappointing earnings and lofty valuations plagued the sector, as heavyweights such as Microsoft and Cisco actually detracted performance from the Index.

The Portfolio is well positioned, given the ongoing valuation extremes in the (zero-weighted) mega-cap 'growth' component of the Index. The Portfolio's price to cash flow ratio is 9 times, compared to 17 times in the Index, yet we believe its balance sheet quality and free cash flow generation remain superior to the Index.

July 2000

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                               GLOBAL EQUITY PORTFOLIO

                               STATEMENT OF NET ASSETS
                                    JUNE 30, 2000
                                     (UNAUDITED)



                                                                           VALUE
SHARES                                                                     (000)
---------------------------------------------------------------------------------
COMMON STOCKS (92.2%)
  AUSTRALIA (1.8%)
     148,530  CSR Ltd. .............................................  $     411
      73,050  Westpac Banking Corp., Ltd. ..........................        526
                                                                        -------
                                                                            937
                                                                        -------
  BELGIUM (0.5%)
     4,580    Delhaize-Le Lion Freres ..............................        274
                                                                        -------
  CANADA (2.0%)
  (a)7,580    Potash Corp. of Saskatchewan, Inc. ...................        415
  (a)7,699    Telus Corp (Non Voting) ..............................        205
    15,897    Telus Corp. ..........................................        425
                                                                        -------
                                                                          1,045
                                                                        -------
  DENMARK (0.5%)
     7,170    Danisco A.S. .........................................        239
                                                                        -------
  FRANCE (7.3%)
  (a)6,460    Alcatel ..............................................        423
    11,540    Aventis S.A. .........................................        842
  (a)4,100    Groupe Danone ........................................        544
     3,440    Lafarge ..............................................        267
     5,230    Michelin (C.G.D.E.), Class B (Registered) ............        168
     8,690    Pernod Ricard ........................................        472
     6,960    Total Fina S.A., Class B .............................      1,066
                                                                        -------
                                                                          3,782
                                                                        -------
  GERMANY (3.3%)
    13,029    BASF AG ..............................................        528
    13,210    Bayer AG .............................................        505
    9,650     VEBA AG ..............................................        465
    4,640     Volkswagen AG ........................................        179
                                                                        -------
                                                                          1,677
                                                                        -------
  HONG KONG (1.0%)
   152,500    Hong Kong Electric Holdings Ltd. .....................        491
                                                                        -------
  IRELAND (1.5%)
     3,920    Bank of Ireland ......................................         24
    53,990    Bank of Ireland plc ..................................        340
    72,371    Green Property plc ...................................        425
                                                                        -------
                                                                            789
                                                                        -------
  ITALY (2.0%)
    48,080    ENI S.p.A. ...........................................        278
   117,090    Telecom Italia S.P.A. Di Risp ........................        776
                                                                        -------
                                                                          1,054
                                                                        -------
  JAPAN (12.6%)
    12,000      Daiichi Pharmaceutical Co., Ltd. ...................        304
    17,000      Fuji Photo Film Ltd. ...............................        695
     4,000      Fujitsu Ltd. .......................................        138
    53,000      Hitachi Ltd. .......................................        764
    11,000      Matsushita Electric Industrial Co., Ltd. ...........        285
    36,000      Mitsubishi Electric Corp. ..........................        389
    34,000      Mitsui Co. .........................................        260
       110      Nippon Telegraph & Telephone Corp. .................      1,461
     8,000      Pioneer Electronic Corp. ...........................        311
    13,000      Sankyo Co., Ltd. ...................................        293
    22,000      Sumitomo Bank ......................................        270
    44,000      Sumitomo Marine & Fire Insurance Co. ...............        256
   132,000      Tokyo Gas Co. ......................................        371
    36,000      Toppan Printing Co., Ltd. ..........................        381
    30,000      Toshiba Corp. ......................................        338
                                                                        -------
                                                                          6,516
                                                                        -------
  NETHERLANDS (5.0%)
     9,390      Akzo Nobel N.V. ....................................        399
     7,762      ING Groep N.V. .....................................        524
 (a)18,878      Philips Electronics N.V. ...........................        889
    12,300      Royal Dutch Petroleum Co. ..........................        757
                                                                        -------
                                                                          2,569
                                                                        -------
  PORTUGAL (0.0%)
       186      Cimpor-Cementos de Portugal ........................          3
                                                                        -------
  SINGAPORE (0.3%)
    23,000      United Overseas Bank ...............................        150
                                                                        -------
  SPAIN (2.4%)
    30,920      Iberdrola ..........................................        398
 (a)39,010      Telefonica S.A. ....................................        837
                                                                        -------
                                                                          1,235
                                                                        -------
  SWEDEN (1.1%)
    77,610      Nordbanken Holding AB ..............................        585
                                                                        -------
  SWITZERLAND (5.0%)
       210      Cie Financiere Richemont AG, Class A ...............        565
       327      Holderbank Financiere Glarus AG, Class B (Bearer) ..        401
       473      Nestle (Registered) ................................        946
       980      Swisscom AG (Registered) ...........................        339
  (a)2,210      UBS AG (Registered) ................................        323
                                                                        -------
                                                                          2,574
                                                                        -------
  UNITED KINGDOM (16.2%)
   150,500      Allied Domecq plc ..................................        797
    12,300      AstraZeneca Group plc ..............................        574
    81,556      Blue Circle Industries plc .........................        526
    80,600      British Aerospace plc ..............................        502
    33,600      British Airport Authority plc ......................        269
    41,400      British Telecommunications plc .....................        535
    16,225      Burmach Castrol plc ................................        409
   123,400      Cadbury Schweppes plc ..............................        810
    60,006      Diageo plc .........................................        538
    13,600      Granada Group plc ..................................        136
    37,500      Great Universal Stores plc .........................        241
    52,000      Imperial Tobacco Group plc .........................        498
    89,000      J. Sainsbury plc ...................................        404
    67,900      Matthews (Bernard) plc .............................        145
    47,943      Reckitt & Colman plc ...............................        537
    76,972      Royal & Sun Alliance Insurance Group plc ...........        499
    5,700       Scottish Hydro-Electric plc ........................        52
    43,700      Vodafone Group plc .................................        177
    49,876      WPP Group plc ......................................        728
                                                                        -------
                                                                          8,377
                                                                        =======

    The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                               GLOBAL EQUITY PORTFOLIO

                               STATEMENT OF NET ASSETS (CONT.)
                                    JUNE 30, 2000
                                     (UNAUDITED)

                                                                           VALUE
SHARES                                                                     (000)
---------------------------------------------------------------------------------
  UNITED STATES (29.7%)
    28,511      Albertson's, Inc. ..................................    $   948
    25,100      Alcoa, Inc. ........................................        728
     2,600      American Home Products Corp. .......................        153
     9,565      B. F. Goodrich Co. .................................        326
 (a)13,510      BJ's Wholesale Club, Inc. ..........................        446
    18,850      Boise Cascade Corp. ................................        488
    10,950      Borg-Warner Automotive, Inc. .......................        385
     4,200      Bristol-Myers Squibb Co. ...........................        245
    (a)24,000   Cadiz, Inc. ........................................        192
    21,631      Chase Manhattan Corp. ..............................        996
    13,060      COMSAT Corp. .......................................        307
    2,890       Deere & Co. ........................................        107
    5,300       First Data Corp. ...................................        263
    21,230      Fort James Corp. ...................................        491
    12,120      General Dynamics Corp. .............................        633
    (a)15,200   GenRad, Inc. .......................................        137
    10,240      Georgia Pacific Corp. ..............................        269
    13,870      GTE Corp. ..........................................        863
    2,260       Honeywell International, Inc. ......................         76
    8,960       Houghton Mifflin Co. ...............................        418
    10,340      MBIA, Inc. .........................................        498
    21,490      Mellon Financial Corp. .............................        783
    (a)12,800   Metlife, Inc. ......................................        270
    (a)14,380   NCR Corp. ..........................................        560
    6,500       New York Times Co., Class A ........................        257
    9,161       Pharmacia Corp. ....................................        473
    42,640      Philip Morris Cos., Inc. ...........................      1,133
    5,500       Rockwell International Corp. .......................        173
    17,280      SBC Communications,  Inc. ..........................        747
    18,890      Sears Roebuck & Co. ................................        616
    15,710      Tupperware Corp. ...................................        346
    17,320      U. S. Bancorp ......................................        333
    18,310      Unicom Corp. .......................................        708
                                                                        -------
                                                                         15,368
                                                                        -------
    TOTAL COMMON STOCKS (COST $46,699)..............................     47,665
                                                                        -------
PREFERRED STOCK (0.1%)
  GERMANY (0.1%)
     2,230      Volkswagen AG (COST $80)............................         53
                                                                        -------

    TOTAL FOREIGN & U.S. SECURITIES (92.3%) (COST $46,779)..........     47,718
                                                                        -------

   FACE
  AMOUNT                                                                  VALUE
   (000)                                                                  (000)
------------------------------------------------------------------------ ------
SHORT-TERM INVESTMENT (8.2%)
  REPURCHASE AGREEMENT (8.2%)
       4,243    Chase Securities, Inc. 6.15% dated 6/30/00, due
                  7/3/00, to be repurchased at $4,245,
                  collateralized by U.S Treasury Notes, 4.75%,
                  due 11/15/08, valued at $4,334 (COST $4,243) .....  $   4,243
                                                                      ---------
FOREIGN CURRENCY (0.1%)
EUR     12      Euro ...............................................         11
JPY    942      Japanese Yen .......................................          9
                                                                      ---------
      TOTAL FOREIGN CURRENCY (COST $20) ............................         20
                                                                      ---------
TOTAL INVESTMENTS (100.6%) (COST $51,042) ..........................  $  51,981
                                                                      ---------
OTHER ASSETS (1.0%)
    Cash ........................................ $   2
    Receivable for Portfolio Shares Sold ........   168
    Dividends Receivable ........................   162
    Receivable for Investments Sold .............   104
    Due from Adviser ............................    32
    Net Unrealized Gain on Foreign Currency
      Exchange Contracts ........................    31
    Foreign Withholding Tax Reclaim Receivable ..    27
    Interest Receivable .........................     1                     527
                                                   ----
LIABILITIES (-1.6%)
    Payable for Investments Purchased ...........  (609)
    Investment Advisory Fees Payable ............   (96)
    Shareholder Reporting Expense Payable .......   (42)
    Custodian Fees Payable ......................   (19)
    Administrative Fees Payable .................   (16)
    Payable for Portfolio Shares Redeemed .......   (14)
    Professional Fees Payable ...................   (14)                   (810)
                                                   -----               --------
NET ASSETS (100%) ............................... ..................   $ 51,698
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
    Applicable to 3,868,331 outstanding $0.001
    par value shares (authorized 500,000,000 shares) ...............   $   3.36
                                                                       ========
NET ASSETS CONSIST OF:
Paid in Capital ....................................................   $ 47,638
Undistributed Net Investment Income ................................        304
Accumulated Net Realized Gain ......................................      2,766
Unrealized Appreciation on Investments and Foreign
   Currency Translations ...........................................        990
                                                                       --------
NET ASSETS .........................................................   $ 51,698
                                                                       ========

-------------------------------------------------------------------------------
(a) -- Non-income producing security


     The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                               GLOBAL EQUITY PORTFOLIO

                               STATEMENT OF NET ASSETS (CONT.)
                                    JUNE 30, 2000
                                     (UNAUDITED)

-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contract open at June 30, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                     NET
 CURRENCY                             IN EXCHANGE                 UNREALIZED
TO DELIVER    VALUE     SETTLEMENT       FOR         VALUE           GAIN
  (000)       (000)        DATE         (000)        (000)          (000)
----------   -------    ----------   -----------   -----------    ----------

EUR 2,200    $ 2,100     7/12/00     U.S.$ 2,131     $ 2,131          $ 31
             =======                                 =======          ====

-----------------------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY SECTOR CLASSIFICATION

                                  MARKET
                                   VALUE           % OF NET
SECTOR                             (000)           ASSETS
------                            -------         --------
Consumer Staples                  $ 9,532           18.4%
Financials                          6,803           13.1
Telecommunication Services          6,671           12.9
Consumer Discretionary              6,533           12.6
Materials                           4,940            9.6
Industrials                         3,464            6.7
Health Care                         2,884            5.6
Energy                              2,510            4.9
Information Technology              2,361            4.6
Utilities                           2,020            3.9
                                 --------           ----
Total Foreign & U.S. Securities  $ 47,718           92.3%
                                 ========           ====

     The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                               GLOBAL EQUITY PORTFOLIO

                               STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                                 JUNE 30, 2000
                                                                   (UNAUDITED)
                                                                         (000)
-----------------------------------------------------------------------------
  INVESTMENT INCOME:
    Dividends                                                         $    581
    Interest                                                                94
    Less: Foreign Taxes Withheld                                           (48)
                                                                      --------
      Total Income                                                         627
                                                                      --------
  EXPENSES:
    Investment Advisory Fees                                               190
    Less: Fees Waived                                                      (77)
                                                                      --------
    Net Investment Advisory Fees                                           113
    Administrative Fees                                                     66
    Shareholder Reports                                                     39
    Custodian Fees                                                          30
    Professional Fees                                                       25
    Directors' Fees and Expenses                                             1
    Other                                                                    2
                                                                      --------
      Net Expenses                                                         276
                                                                      --------
  NET INVESTMENT INCOME                                                    351
                                                                      --------
  NET REALIZED GAIN ON:
    Investments Sold                                                     1,736
    Foreign Currency Transactions                                          398
                                                                      --------
      Net Realized Gain                                                  2,134
                                                                      --------
  CHANGE IN UNREALIZED DEPRECIATION ON:
    Investments                                                           (559)
    Foreign Currency Translations                                         (174)
                                                                      --------
    Change in Unrealized Depreciation                                     (733)
                                                                      --------
  Net Realized Gain and Change in Unrealized
    Appreciation/Depreciation                                            1,401
                                                                      --------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  1,752
                                                                      ========

-------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED            YEAR ENDED
                                                                 JUNE 30, 2000     DECEMBER 31, 1999
                                                                   (UNAUDITED)                 (000)
                                                                         (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                              $   351              $    510
    Net Realized Gain                                                    2,134                 2,704
    Change in Unrealized Depreciation                                     (733)               (1,407)
                                                                       -------              --------
    Net Increase in Net Assets Resulting from Operations                 1,752                 1,807
                                                                       -------              --------
DISTRIBUTIONS
    Net Investment Income                                                   --                  (528)
    In Excess of Net Investment Income                                      --                   (47)
    Net Realized Gain                                                       --                (2,231)
                                                                       -------              --------
    Total Distributions                                                     --                (2,806)
                                                                       -------              --------
  CAPITAL SHARE TRANSACTIONS (1):
    Subscribed                                                          14,178                19,379
    Distributions Reinvested                                                --                 2,806
    Redeemed                                                           (13,123)              (15,848)
                                                                       -------              --------
    Net Increase in Net Assets Resulting from Capital
      Share Transactions                                                 1,055                 6,337
                                                                       -------              --------
    Total Increase in Net Assets                                         2,807                 5,338

NET ASSETS:
    Beginning of Period                                                 48,891                43,553
                                                                       -------              --------
    End of Period (including undistributed/distributions
      in excess of net investment income of $304
      and ($47), respectively)                                        $ 51,698              $ 48,891
                                                                      ========              ========
----------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                    1,102                 1,460
    Shares Issued on Distributions Reinvested                               --                   223
    Shares Redeemed                                                     (1,031)               (1,200)
                                                                       -------              --------
    Net Increase in Capital Shares Outstanding                              71                   483
                                                                       =======              ========

-----------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                               GLOBAL EQUITY PORTFOLIO

                                 FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED DECEMBER 31,
                                                                     -------------------------
                                                 SIX MONTHS ENDED                                    PERIOD FROM
                                                 JUNE 30, 2000                                       JANUARY 2, 1997*
                                                 (UNAUDITED)         1999           1998             TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  12.88        $ 13.14        $ 11.74                 $ 10.00
                                                  --------        -------        -------                 -------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                            0.09           0.14           0.10                    0.08
     Net Realized and Unrealized Gain                 0.39           0.38           1.48                    1.92
                                                  --------        -------        -------                 ---------
        Total from Investment Operations              0.48           0.52           1.58                    2.00
                                                  --------        -------        -------                 ---------
DISTRIBUTIONS
     Net Investment Income                              --          (0.14)         (0.09)                  (0.08)
     In Excess of Net Investment Income                 --          (0.02)            --                      --
     Net Realized Gain                                  --          (0.62)         (0.09)                  (0.18)
                                                  --------        -------        -------                 ---------
        Total Distributions                             --          (0.78)         (0.18)                  (0.26)
                                                  --------        -------        -------                 ---------
NET ASSET VALUE, END OF PERIOD                    $  13.36         $12.88         $13.14                  $11.74
                                                  ========        =======        =======                 =========
TOTAL RETURN                                          3.73%          4.10%         13.47%                  20.04%
                                                  ========        =======        =======                 =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $ 51,698        $48,891        $43,553                 $14,707
Ratio of Expenses to Average Net Assets               1.15%**        1.15%          1.15%                   1.15%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  1.49%**        1.10%          1.03%                   1.24%**
Portfolio Turnover Rate                                 42%            40%            22%                     20%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
    During the Period:
    Per Share Benefit to Net Investment
     Income                                          $0.02          $0.04          $0.04                   $0.09
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                    1.49%**        1.48%          1.63%                   2.43%**
    Net Investment Income (Loss) to Average
        Net Assets                                    1.15%**        0.77%          0.56%                  (0.04)%**
-------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

     The accompanying notes are an integral part of the financial statements.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)


The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

         - investments, other assets and liabilities -- at the prevailing rates of exchange on the valuation date;

         - investment transactions and investment income -- at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)


Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                              FROM
                              FIRST           $500                MORE
                              $500          MILLION TO           THAN
PORTFOLIO                    MILLION        $1 BILLION         $1 BILLION
---------                    -------        ----------         ----------
Global Equity .............    0.80%           0.75%              0.70%

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                      NET
   COST      APPRECIATION     DEPRECIATION       APPRECIATION
  (000)          (000)           (000)               (000)
---------    ------------     ------------       ------------
 $51,042        $5,022         ($4,083)              $939

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $20,366,000 and $18,410,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000. During the six months ended June 30, 2000, the portfolio incurred $6,132 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At June 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                              HIGH YIELD PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-----------------------------------------------------------

Automotive                                            (1.9%)
Cable                                                (12.6%)
Chemicals                                             (2.7%)
Communications                                       (29.6%)
Energy                                                (1.4%)
Financial                                             (0.9%)
Food & Beverage                                       (1.0%)
Gaming                                                (7.0%)
Healthcare                                            (6.1%)
Hotels & Lodging                                      (2.6%)
Industrials                                           (2.0%)
Media                                                 (5.5%)
Metals                                                (2.3%)
Paper                                                 (3.2%)
Real Estate                                           (2.8%)
Retail                                                (4.6%)
Services                                              (2.4%)
Supermarkets                                          (0.7%)
Technology                                            (0.6%)
Telephone Services                                    (0.2%)
Transportation                                        (0.1%)
Utilities                                             (3.1%)
Other                                                 (6.7%)

TOP FIVE HOLDINGS

                                                      PERCENT OF
ISSUE                                 INDUSTRY        NET ASSETS
-----                                 --------        ----------
Nextel Communications, Inc.
   0.00%, 9/15/07                  Communications        2.3%
Winstar Communications, Inc.
   0.00%, 4/15/10                  Communications        1.8%
International Game Technology
   8.375%, 5/15/09                 Gaming                1.7%
HMH Properties, Series A
   7.875%, 8/1/05                  Hotel & Lodging       1.5%
Intermedia Communications, Inc.
   Series B, 0.00%, 7/15/07        Communications        1.5%


PERFORMANCE COMPARED TO THE CS FIRST
BOSTON HIGH YIELD INDEX AND SALOMON
HIGH-YIELD MARKET INDEX
--------------------------------------------------------

                              TOTAL RETURNS(3)
                   -------------------------------------
                             ONE      AVERAGE ANNUAL
                     YTD     YEAR     SINCE INCEPTION(4)
                   ------    ----     ------------------

PORTFOLIO......    -1.76%    1.87%          6.65%
CS FIRST
BOSTON HIGH
YIELD INDEX(1)...  -0.83    -0.40           4.45
SALOMON
HIGH-YIELD
MARKET
INDEX(2).......    -1.41    -1.44           4.86

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.

3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

4. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The objective of the High Yield Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield, fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years.

For the six months ended June 30, 2000, the Portfolio had a total return of -1.76% compared to -0.83% for the CS First Boston High Yield Index ("the Index") and -1.41% for the Salomon High-Yield Market Index. For the one year ended June 30, 2000, the Portfolio had a total return of 1.87% compared to -0.40% for the Index and -1.44% for the Salomon High-Yield Market Index. For the period from inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 6.65% compared to 4.45% for the Index and 4.86% for the Salomon High-Yield Market Index.

The high yield market under-performed higher quality bonds in the first half of 2000. Stock market volatility and several rate hikes by the Federal Reserve caused investors to move money into higher quality fixed income assets. Furthermore, there continued to be large outflows from high yield mutual funds early in the second quarter of 2000 as individual investors continued to invest heavily in high-tech equity funds. This outflow of funds, almost $4 billion in the first five months of this year, has caused high yield mutual funds to sell securities and create a poor technical situation in the market. Fortunately, the situation improved in June as almost $1 billion was added to high yield mutual funds, the largest gain in some time. The spread on the Index widened by 155 basis points in the first six months of this year to 728 basis points over treasuries.

[SIDENOTE]
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD SECURITIES OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
[/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)


An overweight position in the telecommunications sectors was the biggest drag on performance as these sectors performed poorly due to the NASDAQ volatility. Higher exposure than the Index to non-U.S. issues was another negative factor that impacted our results.

Our higher quality than the Index Portfolio benefited our returns as BB-rated securities outperformed lower rated bonds during the second quarter. Our overweight allocation to the gaming sector also increased returns as this sector was one of the best performing sectors in the U.S. high yield market.

In terms of portfolio activity, we participated in several new deals as issuers had to price their deals very cheaply to get investors attention. We increased our exposure slightly in the cable and telecom sectors where we found good value. We lowered our target weighting in Columbia/HCA and eliminated positions in several issuers during the first half of the year, including Metromedia Fiber, Sequa, Voicestream, Snyder Oil and Algoma Steel.

We are optimistic about attaining better returns in the high yield market over the coming months. The high yield market continues to trade at spread levels only surpassed during the last U.S. recession in the early 1990's. This has occurred at the same time that the global economies continue to expand and the default rate has stabilized. Evidence is starting to appear that the Federal Reserve might be able to stop or slow down the restrictive stance that they have had for over the past year. The supply in the new issue market for high yield has slowed considerably this year with issuance down over 50% from the same period last year. Stability is what the high yield market needs: a Federal Reserve on hold, less volatile interest rates and stock market, continued moderate new issue supply, and less outflows (or possibly inflows) from high yield mutual funds. We are hopeful that this stability will emerge soon.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

 FACE
AMOUNT                                                                  VALUE
 (000)                                                                  (000)
------------------------------------------------------------------------------
FIXED INCOME SECURITIES (91.2%)
  AUTOMOTIVE (1.9%)
               Hayes Lemmerz International, Inc.
$        615     8.25%, 12/15/08 ....................................  $   520
               Tenneco, Inc., Series B
         630     11.625%, 10/15/09 ..................................      559
                                                                       -------
                                                                         1,079
                                                                       -------
  CABLE (12.6%)
               Adelphia Communications Corp.
         950     7.75%, 1/15/09 .....................................      800
         500     9.375%, 11/15/09 ...................................      462
               Adelphia Communications Corp., Series B
         525     8.375%, 2/1/08 .....................................      465
               Cablevision S.A., Series E,
         215     13.75%, 5/1/09 .....................................      196
               Callahan Nordrhein
      (e)625     14.00%, 7/15/10 ....................................      625
               Charter Communications Holdings
         575     10.25%, 1/15/10 ....................................      556
               CSC Holdings, Inc.
         295     7.25%, 7/15/08 .....................................      273
         400     7.875%, 12/15/07 ...................................      387
               Echostar DBS Corp.
         625     9.375%, 2/1/09 .....................................      605
               Multicanal S.A.
         300     10.50%, 2/1/07 .....................................      255
         200     Series C, 10.50%, 4/15/18 ..........................      159
               NTL, Inc.
GBP   (n)675     0.00%, 4/1/08 ......................................      628
               Onepoint Communications Corp.
$        135     14.50%, 6/1/08 .....................................       68
               RCN Corp.
      (n)900     0.00%, 10/15/07 ....................................      558
      (n)150     Series B, 0.00%, 2/15/08 ...........................       85
               Rogers Cablesystems Ltd., Series B,
         150     10.125%, 9/1/12 ....................................      152
               Telewest plc
GBP   (n)650     0.00%, 4/15/09 .....................................      516
               United Pan Europe Communications N.V.,  Series B,
$        570     10.875%, 8/1/09 ....................................      500
                                                                       -------
                                                                         7,290
                                                                       -------
  CHEMICALS (2.7%)
               Huntsman ICI
         325     10.125%, 7/1/09 ....................................      326
EUR      250     10.125%, 7/1/09 ....................................      247
               ISP Holdings, Inc., Series B,
$        600     9.00%, 10/15/03 ....................................      558
               Lyondell Chemical Co.
         450     9.625%, 5/1/07 .....................................      446
                                                                       -------
                                                                         1,577
                                                                       -------

  COMMUNICATIONS (27.1%)
               AMSC Acquisition Co., Inc., Series B,
$        500     12.25%, 4/1/08 .....................................  $   377
               Bayan Telecommunications
      (e)550     13.50%, 7/15/06 ....................................      346
               Centennial Cellular Operating Co.
         430     10.75%, 12/15/08 ...................................      418
               CTI Holdings
      (n)775     0.00%, 4/15/08 .....................................      447
               Dolphin Telecommunications plc
EUR   (n)370     0.00%, 6/1/08 ......................................      127
$        575     0.00%, 5/15/09 .....................................      204
               Esprit Telecom Group plc
EUR      307     11.00%, 6/15/08 ....................................      216
               Exodus Communications, Inc.
$     (e)435     11.625%, 7/15/10 ...................................      437
               Global Crossing Holdings, Ltd.
         640     9.625%, 5/15/08 ....................................      622
               Globalstar LP/Capital
      (e)450     11.375%, 2/15/04 ...................................      128
               Globix Corp.
         425     12.50%, 2/1/10 .....................................      353
               Grupo Iusacell S.A. de C.V.
         485     14.25%, 12/1/06 ....................................      500
               GT Group Telecom
   (e)(n)650     0.00%, 2/1/10 ......................................      361
               Hermes Europe Railtel
         275     10.375%, 1/15/09 ...................................      229
         260     11.50%, 8/15/07 ....................................      226
               Hyperion Telecommunications, Inc.
      (n)555     0.00%, 4/15/03 .....................................      515
               Intermedia Communications, Inc., Series B
    (n)1,075     0.00%, 7/15/07 .....................................      839
      (e)100     8.50%, 1/15/08 .....................................       92
               Level 3 Communications
      (e)600     0.00%, 3/15/10 .....................................      327
               Maxcom Telecomunicaciones
      (e)400     13.75%, 4/1/07 .....................................      355
               Netia Holdings,
      (e)350     13.50%, 6/15/09 ....................................      334
               Nextel Communications, Inc.
EUR (n)1,700     0.00%, 9/15/07 .....................................    1,332
      (n)450     0.00%, 2/15/08 .....................................      329
               NEXTLINK Communications Co.
      (n)660     0.00%, 4/15/08 .....................................      416
      (n)200     0.00%, 6/1/09 ......................................      125
         225     0.00%, 12/1/09 .....................................      132
         140     10.75%, 11/15/08 ...................................      139
               Occidente y Caribe Cellular
$     (n)700     0.00%, 3/15/04 .....................................      493
               Primus Telecommunications Group, Inc., Series B
EUR      285     9.875%, 5/15/08 ....................................      221

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)


 FACE
AMOUNT                                                                  VALUE
 (000)                                                                  (000)
------------------------------------------------------------------------------
  COMMUNICATIONS  (CONT.)
               Primus Telecommunications Group, Inc., Series B,
$        440     11.25%, 1/5/09                                       $    359
               PSINET, Inc.
         170     11.00%, 8/1/09 .....................................      160
         600     Series B, 10.00%, 2/15/05 ..........................      558
               PTC International Finance
$     (e)375     11.25%, 12/1/09 ....................................      375
               Rhythms NetConnections, Inc.,
EUR   (e)275     14.00%, 2/15/10 ....................................      199
         870     Series B, 0.00%, 5/15/08 ...........................      357
               RSL Communications plc
      (n)650     0.00%, 3/1/08 ......................................      270
      (n)384     0.00%, 6/15/08 .....................................      156
$        625     9.125%, 3/1/08 .....................................      406
          90     12.00%, 11/1/08 ....................................       67
          18     12.25%, 11/15/06 ...................................       14
               Tele1 Europe B.V.
EUR   (e)135     11.875%, 12/1/09 ...................................      126
$       385      13.00%, 5/15/09 ....................................      373
               Viatel, Inc.
      (n)715     0.00%, 4/15/08 .....................................      329
               Wam!Net, Inc.
      (n)400     0.00%, 3/1/05 ......................................      224
               Winstar Communications, Inc.
 (e)(n)2,230     0.00%, 4/15/10 .....................................    1,026
                                                                       -------
                                                                        15,639
                                                                       -------
  ENERGY (1.4%)
               Husky Oil Ltd.
      (n)300     8.90%, 8/15/28 .....................................      285
               Vintage Petroleum, Inc.
         210     8.625%, 2/1/09 .....................................      201
         340     9.75%, 6/30/09 .....................................      344
                                                                       -------
                                                                           830
                                                                       -------
  FINANCIAL (0.9%)
               Golden State Holdings Escrow Corp.
         595     7.125%, 8/1/05 .....................................      534
                                                                       -------
  FOOD & BEVERAGE (1.0%)
               Smithfield Foods, Inc.
         675     7.625%, 2/15/08 ....................................      601
                                                                       -------
  GAMING (7.0%)
               Harrahs Operating Co., Inc.
         785     7.875%, 12/15/05 ...................................      739
               Horseshoe Gaming Holding
         600     8.625%, 5/15/09 ....................................      564
               International Game Technology
       1,050     8.375%, 5/15/09 ....................................      998
               Park Place Entertainment
         415     7.875%, 12/15/05 ...................................      389
         300     8.50%, 11/15/06 ....................................      295

               Station Casinos, Inc.
$        550     8.875%, 12/1/08 ....................................  $   524
         200     9.75%, 4/15/07 .....................................      200
         300     10.125%, 3/15/06 ...................................      303
                                                                       -------
                                                                         4,012
                                                                       -------
  HEALTHCARE (6.1%)
               Columbia/HCA Healthcare Corp.
         450     6.91%, 6/15/05 .....................................      411
         275     7.00%, 7/1/07 ......................................      245
         300     7.15%, 3/30/04 .....................................      281
         250     7.69%, 6/15/25 .....................................      204
         100     8.13%, 8/4/03 ......................................       97
         490     8.85%, 1/1/07 ......................................      480
               Fresenius Medical Capital Trust II
         650     7.875%, 2/1/08 .....................................      592
               Sirona Dental Systems
EUR   (e)118     9.125%, 7/15/08 ....................................       92
               Tenet Healthcare Corp.
$        840     8.625%, 1/15/07 ....................................      798
         375     Series B, 8.125%, 12/1/08 ..........................      343
                                                                       -------
                                                                         3,543
                                                                       -------
  HOTEL & LODGING (2.6%)
               Hilton Hotels Corp.
         660     7.95%, 4/15/07 .....................................      618
               HMH Properties, Series A
         925     7.875%, 8/1/05 .....................................      851
                                                                       -------
                                                                         1,469
                                                                       -------
  INDUSTRIALS (2.0%)
               Applied Power, Inc.
         225     8.75%, 4/1/09 ......................................      234
               Axia, Inc.
         350     10.75%, 7/15/08 ....................................      273
               Turkcell Iletisim Hizmet
      (e)265     12.75%, 8/1/05 .....................................      274
               WMX Technologies
         390     7.00%, 10/15/06 ....................................      360
                                                                       -------
                                                                         1,141
                                                                       -------
  MEDIA (4.7%)
               Chancellor Media Corp.
         525     9.00%, 10/1/08 .....................................      534
         600     Series B, 8.125%, 12/15/07 .........................      603
               Outdoor Systems, Inc.
         600     8.875%, 6/15/07 ....................................      606
               Satelites Mexicanos S.A., Series B,
         280     10.125%, 11/1/04 ...................................      185
               TV Azteca S.A., Series B,
         590     10.50%, 2/15/07 ....................................      522
               XM Satellite Radio, Inc.
      (e)325     14.00%, 3/15/10 ....................................      284
                                                                       -------
                                                                         2,734
                                                                       -------


   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)


 FACE
AMOUNT                                                                  VALUE
 (000)                                                                  (000)
------------------------------------------------------------------------------
  METALS (2.3%)
               Glencore Nickel Property Ltd.
$        135     9.00%, 12/1/14 .....................................  $   114
               Murrin Murrin Holdings Ltd.
         765     9.375%, 8/31/07 ....................................      666
               National Steel Corp., Series D,
         550     9.875%, 3/1/09 .....................................      467
               Republic Technology International
      (e)315     13.75%, 7/15/09 ....................................       47
                                                                       -------
                                                                         1,294
                                                                       -------
  OTHER (1.6%)
               Federal Republic of Brazil
         430     12.75%, 1/15/20 ....................................      412
               Republic of Columbia
         305     9.75%, 4/23/09 .....................................      240
               Republic of Philippines
         300     10.625%, 3/16/25 ...................................      261
                                                                       -------
                                                                           913
                                                                       -------
  PAPER (3.2%)
               Indah Kiat Finance Mauritius
         950     10.00%, 7/1/07 .....................................      575
               Norampac, Inc.
         555     9.50%, 2/1/08 ......................................      536
               Pacifica Papers, Inc.
         575     10.00%, 3/15/09 ....................................      567
               Pindo Deli Financial Mauritius
         300     10.75%, 10/1/07 ....................................      178
                                                                       -------
                                                                         1,856
                                                                       -------
  REAL ESTATE (2.8%)
               Centex Corp.
         400     9.75%, 6/15/05 .....................................      405
               D. R. Horton, Inc.
         330     8.00%, 2/1/09 ......................................      286
               Lennar Corp.
      (e)335     9.95%, 5/1/10 ......................................      328
               Nortek, Inc.
         630     8.875%, 8/1/08 .....................................      569
                                                                       -------
                                                                         1,588
                                                                       -------
  RETAIL (4.2%)
               DR Structured Finance, Series:
         211     93-K1 A16.66%, 8/15/10 .............................      177
          69     94-K1 A17.60%, 8/15/07 .............................       63
         810     94-K1 A28.375%, 8/15/15 ............................      663
          35     94-K2 A29.35%, 8/15/19 .............................       31
               Grupo Elektra S.A. de C.V.
      (e)300     12.00%, 4/1/08 .....................................      268
               HMV Media Group plc
         200     10.25%, 5/15/08 ....................................      135
GBP      265     Series B, 10.875%, 5/15/08 .........................      280
               Musicland Group, Inc.
$        370     9.00%, 6/15/03 .....................................      337
$        575     Series B, 9.875%, 3/15/08 ..........................  $   480
                                                                       -------
                                                                         2,434
                                                                       -------
  SERVICES (2.4%)
               Norcal Waste Systems, Inc.
      (n)445     13.50%, 11/15/05 ...................................      463
463
               Waste Management, Inc.
         700     7.125%, 10/1/07 ....................................      639
         125     7.125%, 12/15/17 ...................................      104
         215     7.65%, 3/15/11 .....................................      196
                                                                       -------
                                                                         1,402
                                                                       -------
  SUPERMARKETS (0.7%)
               Stater Brothers Holdings
         435     10.75%, 8/15/06 ....................................      378
                                                                       -------
  TECHNOLOGY (0.6%)
               Hyundai Semiconductor
      (e)125     8.25%, 5/15/04 .....................................      111
      (e)300     8.625%, 5/15/07 ....................................      251
                                                                       -------
                                                                           362
                                                                       -------
  TELEPHONE SERVICES (0.2%)
               Tele 1 Europe Holding AB
           7     0.00%, 1/1/01 ......................................       87
                                                                       -------
  TRANSPORTATION (0.1%)
               ALPS, Series
          64     96-1 DX12.75%, 6/15/06 .............................       62
                                                                       -------
  UTILITIES (3.1%)
               AES Corp.
         550     8.50%, 11/1/07 .....................................      505
               CMS Energy Corp.
         655     7.50%, 1/15/09 .....................................      588
               Paiton Energy Funding
      (e)365     9.34%, 2/15/14 .....................................       73
               Ras Laffan Liquefied Natural Gas Co.
      (e)200     8.294%, 3/15/14 ....................................      187
               TNP Enterprises, Inc.
       (e)45     14.50%, 4/1/11 .....................................      445
                                                                       -------
                                                                         1,798
                                                                       -------
 TOTAL FIXED INCOME SECURITIES (COST $58,250) ......................    52,623
                                                                       -------

 SHARES
--------
PREFERRED STOCKS (3.6%)
  COMMUNICATIONS (2.4%)
       3,277    Concentric Network Corp., Series B, PIK,
                13.50%..............................................       325
    (a)4,212    Dobson Communications PIK 0.00%.....................       434
         508    IXC Communications, Inc., Series B, PIK,
                12.50%..............................................       508
      (a)105    Nextel Communications, Inc. 0.00%...................       110
                                                                       -------
                                                                         1,377
                                                                       -------


   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)



                                                                         VALUE
SHARES                                                                   (000)
------------------------------------------------------------------------------
  MEDIA (0.8%)
$   (a)4,722   Paxson Communications Corp., PIK,
                 13.25%..............................................  $   453
    (a,e)473   Paxson Communications Corp.,
                 9.75%...............................................       46
                                                                       -------
                                                                           499
                                                                       -------
  RETAIL (0.4%)
       6,400   Kmart Financing 0.00%.................................      233
                                                                       -------
  TOTAL PREFERRED STOCKS (COST $1,942)...............................    2,109
                                                                       -------

  NO. OF
 WARRANTS
---------------
WARRANTS (0.1%)
  CABLE (0.0%)
 (e)(a)1,350   Onepoint Communications Corp.,
                 expiring 6/1/08.....................................        2
                                                                       -------
  COMMUNICATIONS (0.1%)
    (a,e)200   Globalstar Telecommunications Ltd.,...................        2
  (a,e)2,000   Motient Corp. ........................................        7
  (a,e)3,605   Occidente y Caribe Cellular,
                 expiring 3/15/04....................................       13
 (a,e)10,500   Wam!Net, Inc., expiring 3/1/05........................       12
                                                                       -------
                                                                            34
                                                                       -------
  TOTAL WARRANTS (COST $70)                                                 36
                                                                       -------

  FACE
 AMOUNT
  (000)
----------------
SHORT-TERM INVESTMENTS (4.4%)
  U.S. TREASURY SECURITY (0.2%)
               U.S. Treasury Bill
        $100   0.00%, 07/27/00.......................................       99
                                                                       -------
  REPURCHASE AGREEMENT (4.2%)
       2,425   Chase Securities, Inc., 6.15%, dated
               6/30/00, due 7/3/00, to be repurchased at
               $2,426, collateralized by U.S. Treasury
               Notes, 4.75%, due 11/15/08, valued $2,478.............    2,425
                                                                       -------
  TOTAL SHORT-TERM INVESTMENTS (COST $2,525)                             2,524
                                                                       -------

FOREIGN CURRENCY (0.1%)
GBP       22   British Pound(COST $32)...............................       33
                                                                       -------

                                                                        AMOUNT
                                                                         (000)
                                                                       -------
TOTAL INVESTMENTS (99.4%) (COST $62,819).............................  $57,325
                                                                       -------
OTHER ASSETS (2.9%)
  Cash....................................................... $     1
  Interest Receivable........................................   1,207
  Receivable for Investments Sold............................     349
  Receivable for Portfolio Shares Sold.......................     116
  Due from Adviser...........................................      26
  Receivable for Daily Variation on Futures Contracts........       2
  Other Assets..............................................        1       1,702
                                                              -------
LIABILITIES (-2.3%)
  Payable for Investments Purchased..........................  (1,060)
  Payable for Portfolio Shares Redeemed......................    (140)
  Investment Advisory Fees Payable...........................     (68)
  Professional Fees Payable..................................     (21)
  Administrative Fees Payable................................     (12)
  Net Unrealized Loss on Foreign Currency Exchange Contracts.      (7)
  Custodian Fees Payable.....................................      (4)
  Director's Fees and Expenses Payable.......................      (1)
  Other Liabilities..........................................     (20)    (1,333)
                                                                ------    -------
NET ASSETS (100%)                                                         $57,694
                                                                          -------
                                                                          -------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 5,735,823 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)....................................      $10.06
                                                                          -------
                                                                          -------

NET ASSETS CONSIST OF:
Paid in Capital......................................................     $60,723
Undistributed Net Investment Income..................................       3,149
Accumulated Net Realized Loss........................................        (736)
Unrealized Depreciation on Investments, Futures and Foreign Currency.      (5,442)
                                                                          -------
NET ASSETS...........................................................     $57,694
                                                                          -------
                                                                          -------


   The accompanying notes are an integral part of the financial statements.

              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       HIGH YIELD PORTFOLIO


                   STATEMENT OF NET ASSETS (CONT.)
                           JUNE 30, 2000
                            (UNAUDITED)



FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                                 NET
   CURRENCY                                      IN EXCHANGE                  UNREALIZED
  TO DELIVER             VALUE     SETTLEMENT        FOR             VALUE    GAIN (LOSS)
    (000)                (000)        DATE          (000)            (000)       (000)
  -----------            -----     ----------   -------------        ------   -----------
EUR       350           $  334       7/26/00    U.S.$     330        $  330           $(4)
EUR       905              865       7/28/00    U.S.$     859           859            (6)
EUR       370              354       7/28/00    U.S.$     350           350            (4)
EUR       650              622       8/10/00    U.S.$     585           585           (37)
GBP     1,035            1,566       8/03/00    U.S.$   1,609         1,609            43
GBP        50               76       8/10/00    U.S.$      77            77             1
U.S.$      81               81       7/28/00    EUR        85            81            --
U.S.$     159              159       8/03/00    GBP       105           159            --
                        ------                                       ------         -----
                        $4,057                                       $4,050           $(7)
                        ------                                       ------         -----
                        ------                                       ------         -----


FUTURES CONTRACTS:
At June 30, 2000, the following futures contracts were open:

                                      NOTIONAL                        UNREALIZED
                       NUMBER OF       AMOUNT         EXPIRATION     APPRECIATION
                       CONTRACTS       (000)             DATE            (000)
                       ---------      --------        ----------     ------------
LONG:
  10-year U.S.
  Treasury Note            18         U.S. $1,718      Sept 2000         $54
SHORT:
  U.K. Gilt                 7         U.S. $1,193      Sept 2000           5
                                                                         ---
                                                                         $59
                                                                         ---
                                                                         ---

----------------------------------------------------------------------------

(a)     --Non-income producing security
(e)     --144A Security -- certain conditions for public sale may exist.
(n) --Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity date.
EUR     --Euro
GBP     --British Pound
PIK     --Payment-In-Kind. Income may be paid in additional securities or in cash at the discretion of the issuer








   The accompanying notes are an integral part of the financial statements.

                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        HIGH YIELD PORTFOLIO

                       STATEMENT OF OPERATIONS


                                                                      SIX MONTHS ENDED
                                                                         JUNE 30, 2000
                                                                           (UNAUDITED)
                                                                                 (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                     $ 3,311
  Dividends                                                                         37
                                                                               -------
    Total Income                                                                 3,348
                                                                               -------
EXPENSES:
  Investment Advisory Fees                                                         145
  Less: Fees Waived                                                               (51)
                                                                               -------
  Net Investment Advisory Fees                                                      94
  Administrative Fees                                                               74
  Shareholder Reports                                                               34
  Professional Fees                                                                 20
  Custodian Fees                                                                     6
  Directors' Fees and Expenses                                                       1
  Other                                                                              3
                                                                               -------
    Net Expenses                                                                   232
                                                                               -------
NET INVESTMENT INCOME                                                            3,116
                                                                               -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                (593)
  Foreign Currency Transactions                                                    296
  Futures Contracts                                                                 20
                                                                               -------
    Net Realized Loss                                                             (277)
                                                                               -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                   (3,816)
  Foreign Currency Translations                                                    (65)
  Futures Contracts                                                                 19
                                                                               -------
    Change in Unrealized Appreciation/Depreciation                              (3,862)
                                                                               -------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION            (4,139)
                                                                               -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(1,023)
                                                                               -------
                                                                               -------
--------------------------------------------------------------------------------------



                                    STATEMENT OF CHANGES IN NET ASSETS


                                                                                      SIX MONTHS ENDED
                                                                                         JUNE 30, 2000             YEAR ENDED
                                                                                           (UNAUDITED)      DECEMBER 31, 1999
                                                                                                (000)                   (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $  3,116                $  4,205
  Net Realized Loss                                                                              (277)                    (64)
  Change in Unrealized Appreciation/Depreciation                                               (3,862)                   (939)
                                                                                             --------                --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                              (1,023)                  3,202
                                                                                             --------                --------
DISTRIBUTIONS
  Net Investment Income                                                                            --                  (4,492)
                                                                                             --------                --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                   12,736                  38,504
  Distributions Reinvested                                                                         --                   4,492
  Redeemed                                                                                    (13,859)                (14,925)
                                                                                             --------                --------
  Net Increase/Decrease in Net Assets Resulting from Capital Share Transactions                (1,123)                 28,071
                                                                                             --------                --------
  Total Increase (Decrease) in Net Assets                                                      (2,146)                 26,781

NET ASSETS:
  Beginning of Period                                                                          59,840                  33,059
                                                                                             --------                --------

  End of Period (including undistributed net investment income of $3,149
    and $33, respectively)                                                                   $ 57,694                $ 59,840
                                                                                             --------                --------
                                                                                             --------                --------
-----------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                           1,255                   3,615
    Shares Issued on Distributions Reinvested                                                      --                      40
    Shares Redeemed                                                                            (1,364)                 (1,403)
                                                                                             --------                --------
    Net Increase/Decrease in Capital Shares Outstanding                                          (109)                  2,652
                                                                                             --------                --------
                                                                                             --------                --------
-----------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                               HIGH YIELD PORTFOLIO

                                               FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,         PERIOD FROM
                                                      JUNE 30, 2000          -----------------------       JANUARY 2, 1997*
                                                       (UNAUDITED)              1999         1998       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.24              $ 10.35       $ 10.59          $ 10.00
                                                          -------              -------       -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                               0.54                 0.80          0.63             0.63
  Net Realized and Unrealized Gain (Loss)                   (0.72)               (0.07)        (0.13)            0.72
                                                          -------              -------       -------          -------
    Total from Investment Operations                        (0.18)                0.73          0.50             1.35
                                                          -------              -------       -------          -------
DISTRIBUTIONS
  Net Investment Income                                        --                (0.84)        (0.62)           (0.63)
  Net Realized Gain                                            --                   --         (0.08)           (0.13)
  In Excess of Net Realized Gain                               --                   --         (0.04)              --
                                                          -------              -------       -------          -------
    Total Distributions                                        --                (0.84)        (0.74)           (0.76)
                                                          -------              -------       -------          -------
NET ASSET VALUE, END OF PERIOD                            $ 10.06              $ 10.24       $ 10.35          $ 10.59
                                                          -------              -------       -------          -------
                                                          -------              -------       -------          -------
TOTAL RETURN                                                (1.76)%               7.10%         4.80%           13.53%
                                                          -------              -------       -------          -------
                                                          -------              -------       -------          -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                         $57,694              $59,840       $33,059          $12,490
Ratio of Expenses to Average Net Assets                      0.80%**              0.80%         0.80%            0.81%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense and Foreign Tax
  Expense                                                     N/A                  N/A           N/A             0.80%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                    10.71%**              8.70%         8.42%            7.41%**
Portfolio Turnover Rate                                        20%                  28%           48%              78%
--------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                 0.01                 0.03          0.03            $0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                             0.98%**              1.11%         1.15%            1.68%**
  Net Investment Income to Average Net Assets               10.54%**              8.40%         8.07%            6.53%**
---------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized



   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The objective of the Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield, fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               JUNE 30, 2000
                                (UNAUDITED)


period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               JUNE 30, 2000
                                (UNAUDITED)


exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                                     FROM
                          FIRST                      $500                   MORE
                          $500                     MILLION TO               THAN
PORTFOLIO                MILLION                   $1 BILLION            $1 BILLION
---------                -------                   ----------            ----------
High Yield.......         0.50%                       0.45%                 0.40%


MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                             NET
  COST           APPRECIATION        DEPRECIATION        DEPRECIATION
 (000)              (000)              (000)                (000)
--------         ------------        ------------        -------------
$62,819            $540              $(6,034)            $(5,494)

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,424,000 and $10,948,000 espectively. There were no purchases and sales of U.S. Government securities for the year ended June 30, 2000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio deferred to January 1, 2000 for U.S. Federal income tax purposes, post-October currency losses $357,000 and post-October currency losses of $103,000.

At June 30, 2000 the net assets of the Portfolio were partially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At June 30, 2000, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               JUNE 30, 2000
                                (UNAUDITED)


statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD

   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                       INTERNATIONAL MAGNUM PORTFOLIO





                            SEMI-ANNUAL REPORT
                             JUNE 30, 2000

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      INTERNATIONAL MAGNUM PORTFOLIO

                         INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-------------------------------------------------------------------------------

Other                                      (11.9%)
United Kingdom                             (22.5%)
Switzerland                                 (5.8%)
Sweden                                      (4.1%)
Spain                                       (2.2%)
Singapore                                   (1.3%)
Portugal                                    (0.4%)
New Zealand                                 (0.1%)
Netherlands                                 (4.6%)
Australia                                   (1.8%)
Denmark                                     (0.1%)
Belgium                                     (0.2%)
Finland                                     (1.3%)
France                                      (8.8%)
Germany                                     (4.4%)
Hong Kong                                   (1.7%)
Italy                                       (2.5%)
Japan                                      (26.3%)

Of the amount shown above as "Other", a significant portion represents cash equivalents held as collateral for investments in futures contracts.

TOP FIVE HOLDINGS


                                                                 PERCENT OF
SECURITY                                         COUNTRY         NET ASSETS
--------                                         -------         ----------
Vodafone Group plc                               United Kingdom    2.4%
Aventis S.A.                                     France            1.8
Nestle S.A. (Registered)                         Switzerland       1.7
Total Fina S.A., Class B                         France            1.7
Koninklijke (Royal) Philips Electronics N.V.     Netherlands       1.5




PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
EAFE INDEX(1)
------------------------------------


                          TOTAL RETURNS(2)
               ----------------------------------------
                              ONE      AVERAGE ANNUAL
                 YTD          YEAR   SINCE INCEPTION(3)
               -------       ------  ------------------
PORTFOLIO....   -3.17%       14.40%       10.51%
INDEX........   -4.06        17.16        12.37


1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.   Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE



TOP FIVE SECTORS


                                   VALUE      PERCENT OF
SECTOR                             (000)      NET ASSETS
------                            -------     ----------
Consumer Discretionary            $10,954      14.2%
Information Technology             10,208      13.2
Financials                          9,973      12.9
Industrials                         7,820      10.1
Consumer Staples                    7,290       9.5


The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index.

For the six months ended June 30, 2000, the Portfolio had a total return of -3.17% compared to -4.06% for the Index. For the one year ended June 30, 2000, the Portfolio had a total return of 14.40% compared to 17.16% for the Index. From inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 10.51% compared to 12.37% for the Index.

The first half of 2000 proved to be a difficult environment for international investors as market volatility and inflation concerns hampered equity returns. The new millennium began with a continuation of the theme seen at the end of 1999. First quarter 2000 returns were dominated by high-flying technology and telecommunication stocks which soared to unprecedented levels and valuations. The tide turned during the middle of March as investors took profits on fears of an overheating U.S. economy and the consequent interest rate hikes cooled investor enthusiasm for TMTs and sent these sectors into a nosedive. This theme continued throughout the entire second quarter. The beneficiaries of this changing tide were the recently overlooked defensive sectors. International markets reacted to the volatility evident in the U.S. market, and the sharp NASDAQ declines in April heightened investor skittishness regarding U.S. interest rates. However, towards the end of June, most markets rebounded as economic numbers pointed to a "soft landing" for the U.S. economy, allaying investor fears of sharply tighter U.S. interest rates. Despite this difficult environment, the Portfolio outperformed the Index during the second quarter.

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      INTERNATIONAL MAGNUM PORTFOLIO

                         INVESTMENT OVERVIEW (CONT.)



Europe was the relative outperformer of all EAFE regions in the first six months of 2000, falling 3.1% in U.S. dollar terms, but managing to rise 1.6% in local currency. The U.S. dollar return was negative due primarily to the depreciation of the Euro throughout most of the period. The currency reached its high for the year in early January at 1.04 and proceeded to depreciate almost 15%, hitting a low of 0.89 before managing to climb to 0.95 by the end of June. The volatility of the European markets in the first half of 2000 was influenced in part by turbulence in the U.S. technology sector. The first two months of the year saw markets reaching unprecedented levels driven by investor mania over telecommunication and technology stocks. A major rotation in market leadership began by the end of the first quarter of 2000 as the "new economy" TMTs started to suffer exhaustion from their inexorable rise. "Old economy" sectors like industrial cyclicals, consumer staples and utilities benefited from concerns about the potential twin impact of rising interest rates and negative earnings revisions on parts of the "new economy". During the second quarter of 2000, formerly beaten-up defensives consumer staples and health care rebounded to post gains for the year-to-date of 2.6% and 9.4%, respectively.

European merger activity continued during the first half of 2000, with 40% of all completed global deals attributed to European firms. The combination of relatively low interest rates, low cost of capital and a growing acceptance of takeover tactics which focus on core businesses as a way to build shareholder value and deliver stronger earnings continue to gain acceptance in Europe. European CEOs increasingly consider Europe to be a single economic market and recognize the need to be bigger to effectively compete in this setting. Particular deals to take note of include Unilever's purchase of U.S. food giant Bestfoods and France Telecom's acquisition of Orange.

The combination of currency weakness and an uncertain economic environment made for a difficult investment environment during the first half of 2000 in Japan. The MSCI Japan Index posted returns of -5.4% in U.S.dollars (-2.2% local currency) for the six-month period. The first quarter saw investor confidence wane somewhat in response to the release of the fourth quarter 1999 contractionary GDP numbers, which put Japan back into a technical recession. The contraction was blamed primarily on the fall in spending in reaction to Y2K concerns as well as the dwindling impact of the government's stimulus package from last year. The second quarter, however, saw encouraging evidence of a meaningful economic recovery beginning to emerge. GDP growth for the January-March period showed Japan's economy growing at a 10% annualized rate, and the June Tankan survey of business confidence confirmed a strong positive trend for the Large Manufacturing Diffusion Index, which was at its highest level during the last three years. Capital expenditures of these large manufacturers was announced to increase by over 11.3% in 2000, centering on IT investments. This is a result of a 10 trillion yen free cash flow generated by Japanese corporations which are now bearing the fruits of restructuring. Signs of more robust consumption were also evident by June 2000 as automobile sales jumped 8.5% year-over-year.

Despite this infusion of positive news, the stock market was generally weak during the second quarter of 2000, and at one point fell to levels last seen in June 1999. Fears of higher U.S. interest rates and the potential slowdown of exports, coupled with volatility and sharp declines of the NASDAQ caused the virtual collapse of leading "New" economy Japanese stocks such as Softbank, NTT DoCoMo and Hikari Tsushin which were the bell-cows of 1999's Japanese equity market. Foreign investors, particularly momentum players and sector funds, became large net sellers. The ill-timed change in 30 constituents of the Nikkei 225 at the peak of NASDAQ volatility further confused many potential buyers, particularly Japanese individual investors.

The countries of non-Japan Asia were the laggards of international developed markets, falling 9.3% in U.S. dollar terms (-5.1% in local currency). Despite generally positive economic conditions, these markets fell due to their sensitivity to interest rates as the U.S. Fed hiked rates 100 basis points over the course of six months. The financial sector, which represents nearly half of the Pacific ex-Japan Index, fell 9.7% from the start of the year and dominated Asian markets' returns. Indeed, the economies of the region remained strong in the face of market volatility. Singapore reported strong May exports data thanks to an increase in regional trade, which saw sales to Asia including Japan growing 32.6%. Overall export growth of 27.8% year-over-year outpaced import growth of 24.5%, resulting in a higher-than-expected trade surplus. Manufacturing growth continued to increase, buoyed by strong demand for semiconductors, while retail sales increased in both Hong Kong and Singapore.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      INTERNATIONAL MAGNUM PORTFOLIO

                         INVESTMENT OVERVIEW (CONT.)


INVESTMENT STRATEGY & ATTRIBUTION

The Portfolio began the year overweight versus the Index in Japan and Asia ex-Japan and underweight relative to the Index in Europe. During the first half of 2000 we reduced exposure to Asia ex-Japan in the face of a difficult period for those markets and completely eliminated exposure to Korea and Taiwan. We maintained our overweight to Japan and underweight to Europe while decreasing the magnitude of both to finish the period with allocations of 64.2% versus 67.2% in Europe, 29.9% vs. 26.9% in Japan, and 5.4% vs. 5.9% in
Asia ex-Japan. Reducing exposure to Asia while simultaneously increasing our weighting in Europe added to performance on the margin. On balance, our regional allocation strategies detracted from portfolio performance as Europe outperformed all other EAFE regions.

As defensive stocks saw a return to favor in Europe during the latter half of the period, the Portfolio was well positioned to reap the benefits of this turnaround. Consumer staples companies were the strongest performing sector in the European market. The Portfolio benefited both from its significant overweight to and stock selection within Consumer Staples, with food, beverage and household product's giants such as Nestle (+12%), Reckitt Benckiser (+20%) and Danone (+19%) being top contributors to performance. Our overweight in health care was further enhanced by strong stock selection, as Aventis (+33%) recently surpassed Merck as the largest pharmaceutical company in the world. Fresenius (+28%), the world's top dialysis products and services provider, was also a top contributor.

Stock selection in the energy sector was positive as companies benefited from the surge in oil prices. After riding the wave of rising oil prices, we reduced the Portfolio's exposure to the energy sector in Europe but continued to maintain an overweight position in French oil major Total Fina Elf (+18%) given the extensive restructuring opportunities that remain and the stock's modest valuation relative to the U.S. majors. We trimmed positions in Royal Dutch, BG Group and BP Amoco. Finally, we switched the Portfolio's holding in Repsol into ENI. Although our underweight to Telecoms and Technology hurt returns in the first quarter of 2000, the Portfolio benefited from this strategy as these sectors corrected during the latter half of the period. However, this was not enough to outweigh the results of the first quarter of 2000 as the single largest detractor from portfolio performance was the European underweight to information technology over the six-month period.

In Japan, stock selection in information technology was the single largest contributor to performance. NEC (+32.3%) reached a new high due to the strong DRAM business and its management strategy. Our sector allocation decision, especially overweighting of Machinery and underweighting of Banks, was a contributor to performance. We will maintain current holdings in select world class technology companies, economically sensitive stocks, and deep value cyclical stocks as we believe these will be the main beneficiaries to improving business conditions in Japan. Our strategy in Asia ex-Japan was not as successful as in other regions due to its extreme sensitivity to U.S. interest rates; consequently, our overweight and stock selection within the banking sector was a drag on returns.

OUTLOOK

The global economy remains vigorous and growth has begun to shift from the U.S. to international markets. Revised earnings estimates point to a positive operating environment in Europe and we expect to selectively add exposure to this region. A slower U.S. economy implies a weaker dollar relative to the euro, which should benefit the region in general and European equities in particular. European fundamentals look quite solid, with the main risk to European equities appearing to be the potential for a slowdown in the U.S. economy. EMU domestic demand has been revised upwards to 0.9% for both the fourth quarter of 1999 and the first quarter of 2000 (from 0.6% and 0.7%, respectively). There are signs that the recent laggards in core Europe may soon start catching up to their peers; Germany saw stronger-than-expected retail sales growth in May with retail sales jumping an impressive 10.3% year-over-year compared to a year earlier. Broad retail sales, including car sales, now stand 2.1% higher than their first quarter average. This bodes well for a rebound in consumer spending in the second quarter of this year, after a surprising 0.6% quarterly decline in the first quarter of 2000.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      INTERNATIONAL MAGNUM PORTFOLIO

                         INVESTMENT OVERVIEW (CONT.)


Since March, the sheer pace of earnings forecast upgrades has been a support for equities in the face of rising European and U.S. short interest rates and the bursting of the speculative TMT bubble. Although we are optimistic about the general environment, we remain cautious as there is the possibility of a slowdown toward the end of the summer and into the fall. A topping out of earnings upgrades remains a possibility after experiencing the strength seen recently. In such an environment, software, technology hardware and luxury goods would most likely be the most sensitive on the downside, while food, beverages and other consumer staples would be defensive. The Portfolio would therefore be well positioned if such a scenario were to develop.

Japan seems to be on the verge of a self-sustaining economic recovery. The key assumption to our outlook is that the U.S. will have a "soft landing" and that Japan's economic recovery will become self sustaining during the 2nd half of 2000. Japan's Government leaders are expected to use the July Summit in Okinawa as a means of show-casing concrete plans for a self sustaining recovery and will pledge to continue Mr. Obuchi's plan for a domestic led recovery. Many Japanese companies are beginning to generate free cash flow and IT spending as a percent of CAPEX is expected to grow significantly during the next year. In response to this trend, the Japanese Government has created a new "Minister of Information Technology" within the ruling cabinet. Global demand for Japan's digital products is also expected to contribute to corporate earnings where companies have become highly geared to top line growth. We expect earnings surprises because of this gearing in earnings. Finally, we believe a modest rise in interest rates will actually be positive to spur consumption and accelerate restructuring, an event that the Bank of Japan has hinted at for several months. We expect our Portfolio will maintain the current holdings in select world class technology companies, economic sensitive stocks and deep value cyclicals.

Our outlook for Asia ex-Japan remains somewhat tentative due to the regions' interest rate sensitivity. Assuming that the U.S. experiences a "soft-landing" which appears increasingly likely, and rate increases abate, the region should experience solid performance. Specifically, as we near the end of the tightening phase, we could see markets trend higher as domestic fundamentals come to the forefront. Hong Kong looks poised to benefit in the near-term from the likely boost to banking and property stocks, with increasing Chinese monetary reflation, (which correlates well with the Hang Seng Index) working as an additional catalyst. Recent data show increases in retail sales and export growth in Singapore and Hong Kong, and we expect this trend to continue. In Australia, we anticipate the demand for equities will remain robust while little supply is coming through the pipeline, which should work to push the market higher.

July 2000

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     INTERNATIONAL MAGNUM PORTFOLIO

                        STATEMENT OF NET ASSETS
                             JUNE 30, 2000
                             (UNAUDITED)



                                                                 VALUE
 SHARES                                                          (000)
-----------------------------------------------------------------------
COMMON STOCKS (86.9%)
  AUSTRALIA (1.8%)
     3,550  AMP Ltd. ..................................        $    36
     1,850  Brambles Industries Ltd. ..................             57
     8,350  Broken Hill Proprietary Co., Ltd. .........             98
     7,650  Commonwealth Bank of Australia ............            127
     1,600  CSL Ltd. ..................................             32
    30,200  Fosters Brewing Group Ltd. ................             85
     4,400  Lend Lease Corp., Ltd. ....................             56
 (a)35,300  Macquarie Corporate Telecommunications
              Holdings Ltd. ...........................             43
     9,680  National Australia Bank Ltd. ..............            161
    16,750  News Corp., Ltd. ..........................            230
    75,100  Normandy Mining Ltd. ......................             40
    15,400  Qantas Airways Ltd. .......................             31
     6,200  Rio Tinto Ltd. ............................            102
 (a)25,550  Solution 6 Holdings Ltd. ..................             50
    26,700  Telstra Corp., Ltd. .......................            108
    15,700  Westpac Banking Corp. .....................            113
                                                               -------
                                                                 1,369
                                                               -------
  BELGIUM (0.2%)
  (a)4,090  Mobistar S.A. .............................            136
                                                               -------
  DENMARK (0.1%)
     1,435  Tele Danmark A/S ..........................             96
                                                               -------
  FINLAND (1.3%)
        30  KCI Konecranes International plc ..........              1
 (a)17,430  Nokia Oyj .................................            889
     3,759  Sampo Insurance Co., Ltd., Class A ........            152
                                                               -------
                                                                 1,042
                                                               -------
  FRANCE (8.8%)
 (a)13,120  Alcatel ...................................            860
    19,237  Aventis S.A. ..............................          1,403
     4,317  Axa .......................................            679
     5,670  Banque Nationale de Paris .................            545
       590  Castorama Dubois Investissement S.A. ......            146
    11,720  CNP Assurances ............................            399
  (a)2,840  Groupe Danone .............................            376
     5,230  Michelin 'B' Regd .........................            168
     4,160  Pernod Ricard .............................            226
     2,750  Sanofi-Synthelabo S.A. ....................            131
     5,190  Schneidner S.A. ...........................            361
    (a)930  Societe Television Francaise 1 ............             65
  (a)2,150  Thomson Multimedia ........................            139
     8,546  Total Fina S.A., Class B ..................          1,309
                                                               -------
                                                                 6,807
                                                               -------
  GERMANY (3.2%)
     2,590  Adidas-Salomon AG .........................            142
     3,755  BASF AG ...................................            152
     1,901  Bayer AG ..................................             73
     4,850  Bayerische Motoren Werke (BMW) AG .........            148
     5,431  Bayerische Vereinsbank AG .................            355
    11,118  Deutsche Telekom AG .......................            640
     2,420  SAP AG ....................................            366
     2,505  Schering AG ...............................            136
     2,140  Siemens AG ................................            320
     1,270  Software AG ...............................            116
                                                               -------
                                                                 2,448
                                                               -------
  HONG KONG (1.7%)
    21,900  Asia Satellite Telecommunications
             Holdings Ltd. ............................             75
    49,700  Cable & Wireless Hkt Ltd. .................            109
    27,800  Cathay Pacific Airways Ltd. ...............             52
     8,400  Cheung Kong Holdings Ltd. .................             93
 (a)25,600  China Telecom Ltd. (Hong Kong) ............            226
       200  Dao Heng Bank Group Ltd. ..................              1
    51,700  Hong Kong & China Gas Co. Ltd. ............             58
     7,000  HSBC Holdings plc .........................             80
    23,870  Hutchison Whampoa Ltd. ....................            300
    30,200  Li & Fung Ltd .............................            151
    11,800  SmarTone Telecommunications Holdings Ltd. .             26
    11,300  Sun Hung Kai Properties Ltd. ..............             81
     4,700  Swire Pacific Ltd., Class A ...............             27
     5,800  Television Broadcasts Ltd. ................             39
                                                               -------
                                                                 1,318
                                                               -------
  ITALY (2.5%)
    15,170  Banca Popolare di Bergamo S.p.A. ..........            280
    67,280  ENI S.p.A. ................................            388
     4,915  Marzotto (Gaetano) S.p.A. .................             40
     9,400  Mediaset S.p.A. ...........................            144
    17,500  Telecom Italia Mobile S.p.A. ..............            179
 (a)47,490  Telecom Italia S.p.A. .....................            652
    48,870  Unicredito Italiano S.p.A. ................            234
                                                               -------
                                                                 1,917
                                                               -------
  JAPAN (26.3%)
     5,600  Aiwa Co., Ltd. ............................             90
    36,000  Amada Co., Ltd. ...........................            305
     7,000  Bank of Tokyo-Mitsubishi Ltd. .............             85
    14,000  Canon, Inc. ...............................            696
    28,000  Casio Computer Co., Ltd. ..................            314
    19,000  Dai Nippon Printing Co., Ltd. .............            335
    46,000  Daicel Chemical Industries Ltd. ...........            148
    30,000  Daifuku Co., Ltd. .........................            332
    24,000  Daikin Industries Ltd. ....................            557
     7,200  Familymart Co., Ltd. ......................            277
     7,800  Fuji Machine Manufacturing Co. ............            409
    14,000  Fuji Photo Film Ltd. ......................            572
    16,000  Fujitec Co., Ltd. .........................            139
    24,000  Fujitsu Ltd. ..............................            830
    12,000  Furukawa Electric Co. .....................            250
    15,500  Hitachi Credit Corp. ......................            419
    48,000  Hitachi Ltd. ..............................            692
     6,000  House Foods Corp. .........................             93
    35,000  Kaneka Corp. ..............................            385
    15,000  Kurita Water Industries Ltd. ..............            330
     3,800  Kyocera Corp. .............................            644
    12,000  Kyudenko Co., Ltd. ........................             36

  The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     INTERNATIONAL MAGNUM PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                             JUNE 30, 2000
                             (UNAUDITED)


                                                                 VALUE
 SHARES                                                          (000)
-----------------------------------------------------------------------
  JAPAN  (CONT.)
    18,000  Lintec Corp. ..............................        $   187
    25,000  Matsushita Electric Industrial Co., Ltd. ..            648
    25,000  Minebea Co., Ltd. .........................            313
    54,000  Mitsubishi Chemical Corp. .................            221
    17,000  Mitsubishi Estate Co., Ltd. ...............            200
    63,000  Mitsubishi Heavy Industries Ltd. ..........            279
    13,000  Mitsubishi Logistics Corp. ................            118
    13,000  Mitsumi Electric Co., Ltd. ................            478
    26,000  NEC Corp. .................................            816
    16,000  Nifco, Inc. ...............................            204
     3,900  Nintendo Co., Ltd. ........................            681
    13,000  Nippon Meat Packers, Inc. .................            190
        49  NTT Corp. .................................            651
 (a)59,000  Nissan Motors .............................            347
     7,000  Nissei Sangyo Co., Ltd. ...................            102
     8,000  Nissha Printing Co., Ltd. .................             55
     9,000  Ono Pharmaceutical Co., Ltd. ..............            386
    29,000  Ricoh Co., Ltd. ...........................            613
     7,900  Rinnai Corp. ..............................            176
     1,300  Rohm Co., Ltd. ............................            380
     9,000  Ryosan Co., Ltd. ..........................            204
     3,000  Sangetsu Co., Ltd. ........................             49
    16,000  Sankyo Co., Ltd. ..........................            361
    30,000  Sanwa Shutter Corp. .......................             97
    36,000  Sekisui Chemical Co. ......................            138
    32,000  Sekisui House Co., Ltd. ...................            296
    26,000  Shin-Etsu Polymer Co., Ltd. ...............            215
     8,200  Sony Corp. ................................            765
    23,000  Suzuki Motor Co., Ltd. ....................            296
     5,000  TDK Corp. .................................            718
     8,600  Tokyo Electric Power Co., Inc. ............            209
    61,000  Toshiba Corp. .............................            688
     9,000  Toyota Motor Corp. ........................            410
    40,000  Tsubakimoto Chain Co. .....................            204
    17,000  Yamaha Corp. ..............................            186
     9,000  Yamanouchi Pharmaceutical Co. .............            491
                                                               -------
                                                                20,310
                                                               -------
  NETHERLANDS (4.6%)
     5,110  ABN AMRO Holding N.V. .....................            125
     8,160  Akzo Nobel N.V. ...........................            346
  (a)2,590  ASM Lithography Holding N.V. ..............            111
     5,742  Buhrmann NV ...............................            164
     5,940  Fortis (NL) N.V. ..........................            173
  (a)8,530  Getronics N.V. ............................            131
     2,150  Heineken NV  ..............................            131
     6,508  ING Groep N.V. ............................            440
 (a)24,150  Koninklijke (Royal) Philips
              Electronics N.V. ........................          1,138
     5,200  Koninklijke KPN N.V. ......................            232
    14,550  Laurus N.V. ...............................            174
     4,760  Royal Dutch Petroleum Co. .................            296
  (a)4,210  United Pan-Europe Communications N.V. .....            110
                                                               -------
                                                                 3,571
                                                               -------
  NEW ZEALAND (0.1%)
    11,800  Telecom Corp. of New Zealand Ltd. .........             41
                                                               -------
  PORTUGAL (0.4%)
    24,850  Banco Comercial Portugues, S.A. (BCP) .....            129
  (a)9,650  Telecel Comunicacoes Pessoais S.A. ........            147
                                                               -------
                                                                   276
                                                               -------
  SINGAPORE (1.3%)
  (a)7,000  Chartered Semiconductor ...................             61
    (a)200  Chartered Semiconductor ADR ...............             18
    12,000  City Developments Ltd. ....................             47
    13,793  DBS Group Holdings Ltd ....................            177
    12,000  Keppel Corp., Ltd. ........................             26
    11,000  Natsteel Electronics Ltd. .................             34
 (a)31,000  Neptune Orient Lines Ltd. .................             29
     8,450  Oversea-Chinese Banking Corp. (Local) .....             58
     6,420  Overseas Union Bank Ltd. ..................             25
    10,000  Sembcorp Logistics Ltd. ...................             56
  (a)7,000  Singapore Airlines Ltd. (Local) ...........             69
     6,000  Singapore Press Holding Ltd. ..............             94
 (a)37,000  Singapore Telecommunications Ltd. .........             54
 (a)19,000  ST Assembly Test Services Ltd. ............             49
     9,504  United Overseas Bank Ltd. (Local) .........             62
    12,000  Venture Manufacturing Ltd. ................            122
                                                               -------
                                                                   981
                                                               -------
  SPAIN (2.2%)
 (a)17,150  Amadeus Global Travel Distribution S.A. ...            195
    20,230  Banco Bilbao Vizcaya Argentaria S.A. ......            302
     4,920  Banco Popular Espanol S.A. ................            152
    12,180  Endesa S.A. ...............................            236
  (a)2,860  Telefonica Publicidad e Informacion, S.A. .             27
 (a)36,290  Telefonica S.A. ...........................            779
                                                               -------
                                                                 1,691
                                                               -------
  SWEDEN (4.1%)
    16,820  Assa Abloy AB .............................            337
     9,100  Autoliv, Inc., Swedish Depositary Receipt .            223
    12,595  ForeningsSparbanken AB ....................            184
    79,757  Nordbanken Holding AB .....................            601
    11,580  Scandic Hotels AB .........................            139
    20,290  Securitas AB ..............................            430
  (a)4,640  Skandia Forsakrings AB ....................            122
    10,110  Svedala Industri AB .......................            192
     6,090  Svenska Cellulosa Free B ..................            116
    17,000  Svenska Handelsbanken, Class A ............            246
  (a)2,720  Tele1 Europe Holding AB ...................             33
 (a)26,840  Ericsson LM AB ............................            531
                                                               -------
                                                                 3,154
                                                               -------
  SWITZERLAND (5.8%)
       280  Adecco S.A. (Registered) ..................            238
    (a)343  Cie Financiere Richemont AG, Class A ......            923
    (a)155  Givaudan ..................................             47
       245  Holderbank Financiere Glarus AG,
              Class B (Bearer) ........................            300

  The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     INTERNATIONAL MAGNUM PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                             JUNE 30, 2000
                              (UNAUDITED)


                                                                 VALUE
 SHARES                                                          (000)
-----------------------------------------------------------------------
  SWITZERLAND  (CONT.)
       666  Nestle S.A. (Registered) ..................        $ 1,331
       360  Novartis AG (Registered) ..................            570
        30  Roche Holding AG ..........................            292
       114  Schindler Holding AG (Registered) .........            174
  (a)4,290  UBS AG ....................................            628
                                                               -------
                                                                 4,503
                                                               -------
  UNITED KINGDOM (22.5%)
(a)141,050  Allied Domecq plc .........................            747
    15,200  Allied Zurich plc .........................            180
     9,270  AstraZeneca Group plc .....................            430
     8,535  AstraZeneca plc ...........................            398
    21,400  BAA plc ...................................            172
    15,989  Bank of Scotland ..........................            152
    24,400  Barclays plc ..............................            606
    25,260  BBA Group plc .............................            165
    54,693  BG Group plc ..............................            353
    33,800  Blue Circle Industries plc ................            218
 (a)12,150  BOC Group plc .............................            175
    48,550  BP Amoco plc ..............................            466
    30,300  BAE Systems plc ...........................            189
    37,400  British American Tobacco plc ..............            250
 (a)71,470  British Telecom plc .......................            923
    56,800  Cadbury Schweppes plc .....................            373
     1,850  Capital Radio plc .........................             43
    41,880  Centrica plc ..............................            140
    61,483  Diageo plc ................................            551
 (a)55,940  Egg plc ...................................            146
     7,760  EMAP plc ..................................            125
 (a)10,500  GKN plc ...................................            134
    28,500  Glaxo Wellcome plc ........................            831
    68,320  Granada Group plc .........................            682
    41,570  Great Universal Stores plc ................            267
 (a)55,500  Halma plc .................................             86
 (a)45,650  Imperial Tobacco Group plc ................            437
    12,100  Kingfisher plc ............................            110
    15,700  Lloyds TSB Group plc ......................            148
    23,300  Marconi plc ...............................            303
    58,470  Prudential Corp. plc ......................            856
    76,856  Reckitt Benckiser plc .....................            860
    24,330  Reed International plc ....................            212
    65,500  Rentokil Initial plc ......................            149
     8,500  RMC Group plc .............................            111
    72,500  Rolls - Royce plc .........................            257
    13,800  Sainsbury (J) plc .........................             63
 (a)31,700  Scottish & Southern Evergy plc ............            291
    82,750  Shell Transport & Trading Co. .............            690
    18,114  Smith & Nephew plc ........................             67
    27,770  SmithKline Beecham plc ....................            363
    14,180  Smiths Industries plc .....................            184
    33,900  SSL International plc .....................            367
 (a)51,922  Telewest Communications plc ...............            179
    50,000  Tesco plc .................................            155
   457,846  Vodafone AIRTOUCH plc .....................          1,856
    25,800  Wolseley plc ..............................            139
    32,100  Woolwich plc ..............................            136
    40,380  WPP Group plc .............................            589
                                                               -------
                                                                17,324
                                                               -------
TOTAL COMMON STOCKS (COST $58,394) ....................         66,984
                                                               -------
PREFERRED STOCKS (1.2%)
  GERMANY (1.2%)
     1,601  Fresenius AG ..............................            366
     6,130  Henkel KGaA ...............................            351
     1,347  Hugo Boss AG ..............................            234
                                                               -------
                                                                   951
                                                               -------
TOTAL PREFERRED STOCKS (COST $897) ....................            951
                                                               -------
 RIGHTS (0.0%)
  HONG KONG (0.0%)
(a)(d)10,600 Sun Hung Kai Properties Ltd. (COST $0) ...              1
                                                               -------
TOTAL FOREIGN SECURITIES (88.1%) (COST $59,291) .......         67,936
                                                               -------


 FACE
AMOUNT
 (000)
-------
SHORT-TERM INVESTMENT (6.4%)
  REPURCHASE AGREEMENT (6.4%)

     4,939  Chase Securities, Inc., 6.15%, dated
            6/30/00, due 7/3/00, to be repurchased
            at $12,297, collateralized by U.S.
            Treasury Notes, 4.75%, due 11/15/08,
            valued at $5,043 (COST $4,939) ............          4,939
                                                               -------

FOREIGN CURRENCY (0.8%)
AUD      1  Australian Dollar .........................              1
GBP     83  British Pound .............................            125
EUR    492  Euro ......................................            469
SGD      9  Singapore Dollar ..........................              5
HKD     84  Hong Kong Dollar ..........................             11
JPY  3,790  Japanese Yen ..............................             36
NZD      3  New Zealand Dollar ........................              1
SEK      6  Swedish Krona .............................              1
                                                               -------
TOTAL FOREIGN CURRENCY (COST $646) ....................            649
                                                               -------

  The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     INTERNATIONAL MAGNUM PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                             JUNE 30, 2000
                              (UNAUDITED)

                                                                AMOUNT
                                                                 (000)
-----------------------------------------------------------------------

TOTAL INVESTMENTS (95.3%) (COST $64,876) ...................   $73,524
                                                               -------
OTHER ASSETS (6.7%)
  Cash ........................................      $ 1,174
  Receivable for Portfolio Shares Sold ........        3,557
  Receivable for Investments Sold .............          256
  Dividends Receivable ........................           66
  Due from Adviser ............................           36
  Foreign Withholding Tax Reclaim Receivable ..           34
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts ........................           24
  Interest Receivable .........................            2
  Other .......................................            1     5,150
                                                     -------
LIABILITIES (-2.0%)
  Payable for Investments Purchased ...........       (1,105)
  Investment Advisory Fees Payable ............         (139)
  Net Unrealized Loss on Future Contracts .....         (111)
  Payable for Portfolio Shares Redeemed .......          (83)
  Shareholder Reporting Expenses Payable ......          (49)
  Custodian Fees Payable ......................          (28)
  Administrative Fees Payable .................          (26)
  Professional Fees Payable ...................          (15)   (1,556)
                                                     -------   -------
NET ASSETS (100%) ..........................................   $77,118
                                                               =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 5,732,887 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...................   $ 13.45
                                                               =======
NET ASSETS CONSIST OF:
Paid in Capital ............................................   $66,764
Undistributed Net Investment Income ........................       278
Accumulated Net Realized Gain ..............................     1,588
Unrealized Appreciation on Investments, Foreign Currency and
  Futures Contracts ........................................     8,488
                                                               -------
NET ASSETS .................................................   $77,118
                                                               =======

----------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                                     NET
  CURRENCY                                           IN EXCHANGE                 UNREALIZED
 TO DELIVER           VALUE          SETTLEMENT          FOR            VALUE    GAIN (LOSS)
  (000)               (000)             DATE            (000)           (000)       (000)
--------------       -------         ----------     -------------      ------    -----------
JPY     63,740       $  610           9/18/00       U.S.$     617      $  617       $ 7
U.S.$      441          441           9/18/00       EUR       457         438        (3)
U.S.$      503          503           9/18/00       EUR       536         514        11
U.S.$      588          588           9/18/00       JPY    61,649         589         1
U.S.$      586          586           9/18/00       JPY    60,976         583        (3)
U.S.$    1,615        1,615           9/18/00       GBP     1,073       1,626        11
                     ------                                            ------       ---
                     $4,343                                            $4,367       $24
                     ======                                            ======       ===

-------------------------------------------------------------------------------
(a)--Non-income producing security
(d)--Security valued at fair value -- See note A-1 to financials statements


FUTURES CONTRACTS:
At June 30, 2000 the following future contracts were open:

                                                                 NET UNREALIZED
                                    NOTIONAL                      APPRECIATION/
                     NUMBER OF       VALUE        EXPIRATION     (DEPRECIATION)
                     CONTRACTS       (000)           DATE             (000)
                     ---------     ----------     ----------     --------------
CAC 40 Index
  (France)              16         U.S.$1,006     Sept. 2000     U.S.$ (25)
DAX Index
  (Germany)              7              1,220     Sept. 2000           (56)
MIB 30 Index
  (Italy)                2                450     Sept. 2000            (3)
Topix Index
  (Japan)               14              2,092     Sept. 2000            23
FTSE 100 Index
  (United Kingdom)      22              2,165     Sept. 2000           (50)
                                                                 ---------
                                                                 U.S.$(111)
                                                                 =========

-------------------------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                       MARKET
                                       VALUE               % OF NET
SECTOR                                 (000)                ASSETS
------                                -------              --------
Consumer Discretionary ...........    $10,954                14.2%
Information Technology ...........     10,208                13.2
Financials .......................      9,973                12.9
Industrials ......................      7,820                10.1
Consumer Staples .................      7,290                 9.5
Telecommunication Services .......      7,464                 9.7
Health Care ......................      6,624                 8.6
Materials ........................      3,167                 4.1
Energy ...........................      3,149                 4.1
Utilities ........................      1,287                 1.7
                                      -------              ------
Total Foreign Securities .........    $67,936                88.1%
                                      =======              ======



  The accompanying notes are an integral part of the financial statements.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          INTERNATIONAL MAGNUM PORTFOLIO

                             STATEMENT OF OPERATIONS


                                                                             SIX MONTHS ENDED
                                                                                JUNE 30, 2000
                                                                                  (UNAUDITED)
                                                                                        (000)
---------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
    Dividends                                                                 $   533
    Interest                                                                      327
    Less: Foreign Taxes Withheld                                                  (73)
                                                                              -------
      Total Income                                                                787
                                                                              -------
  EXPENSES:
    Investment Advisory Fees                                                      274
    Less: Fees Waived                                                             (93)
                                                                              -------
    Net Investment Advisory Fees                                                  181
    Administrative Fees                                                           100
    Shareholder Reports                                                            45
    Custodian Fees                                                                 34
    Professional Fees                                                              31
    Interest Expense                                                               11
    Directors' Fees and Expenses                                                    1
    Other                                                                           3
                                                                              -------
      Net Expenses                                                                406
                                                                              -------
  NET INVESTMENT INCOME                                                           381
                                                                              -------
  NET REALIZED GAIN (LOSS) ON:
    Investments Sold                                                              857
    Foreign Currency Transactions                                                (191)
    Futures Contracts                                                             242
                                                                              -------
      Net Realized Gain                                                           908
                                                                              -------
  CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
    Investments                                                                (1,758)
    Foreign Currency Translations                                                  (1)
    Futures Contracts                                                            (620)
                                                                              -------
      Change in Unrealized Appreciation/Depreciation                           (2,379)
                                                                              -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation           (1,471)
                                                                              -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(1,090)
                                                                              =======

-------------------------------------------------------------------------------


                      STATEMENT OF CHANGES IN NET ASSETS


                                                                             SIX MONTHS ENDED
                                                                                JUNE 30, 2000           YEAR ENDED
                                                                                  (UNAUDITED)    DECEMBER 31, 1999
                                                                                        (000)                (000)
------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net Investment Income                                                           $     381             $    536
    Net Realized Gain                                                                     908                  437
    Change in Unrealized Appreciation/Depreciation                                     (2,379)              11,192
                                                                                    ---------             --------
    Net Increase (Decrease) in Net Assets Resulting from Operations                    (1,090)              12,165
                                                                                    ---------             --------
  DISTRIBUTIONS
    Net Investment Income                                                                --                   (329)
    In Excess of Net Investment Income                                                   --                   (103)
    Net Realized Gain                                                                    --                   (228)
                                                                                    ---------             --------
    Total Distributions                                                                  --                   (660)
                                                                                    ---------             --------
  CAPITAL SHARE TRANSACTIONS (1):
    Subscribed                                                                        123,737               64,781
    Distributions Reinvested                                                             --                    660
    Redeemed                                                                         (108,861)             (57,676)
                                                                                    ---------             --------
    Net Increase in Net Assets Resulting from Capital Share Transactions               14,876                7,765
                                                                                    ---------             --------
    Total Increase in Net Assets                                                       13,786               19,270

  NET ASSETS:
    Beginning of Period                                                                63,332               44,062
                                                                                    ---------             --------
    End of Period (including undistributed/(distribution in excess) of net
      investment income of $278 and ($103), respectively)                          $  77,118             $ 63,332
                                                                                    =========             ========
---------------------------------------------------------------------------------------------------------------------------
  (1) Capital Share Transactions:
      Shares Subscribed                                                                 9,401                5,227
      Shares Issued on Distributions Reinvested                                          --                     52
      Shares Redeemed                                                                  (8,226)              (4,644)
                                                                                     --------              -------
      Net Increase in Capital Shares Outstanding                                        1,175                  635
                                                                                     ========              =======

-------------------------------------------------------------------------------



  The accompanying notes are an integral part of the financial statements.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          INTERNATIONAL MAGNUM PORTFOLIO

                             FINANCIAL HIGHLIGHTS



                                                                      YEAR ENDED DECEMBER 31,
                                                                     -------------------------
                                                SIX MONTHS ENDED                                         PERIOD FROM
                                                 JUNE 30, 2000                                         JANUARY 2, 1997*
                                                  (UNAUDITED)           1999           1998          TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 13.89            $ 11.23        $ 10.38             $ 10.00
                                                   -------            -------        -------             -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                              0.06               0.12           0.12                0.13
   Net Realized and Unrealized Gain (Loss)           (0.50)              2.70           0.81                0.59
                                                   -------            -------        -------             -------
     Total from Investment Operations                (0.44)              2.82           0.93                0.72
                                                   -------            -------        -------             -------
DISTRIBUTIONS
   Net Investment Income                               --               (0.07)         (0.04)              (0.32)
   In Excess of Net Investment Income                  --               (0.03)           --                  --
   Net Realized Gain                                   --               (0.06)         (0.04)              (0.02)
                                                   -------            -------        -------             -------
     Total Distributions                               --               (0.16)         (0.08)              (0.34)
                                                   -------            -------        -------             -------
NET ASSET VALUE, END OF PERIOD                     $ 13.45            $ 13.89        $ 11.23             $ 10.38
                                                   =======            =======        =======             =======
TOTAL RETURN                                         (3.17)%            25.19%          8.97%               7.31%
                                                   =======            =======        =======             =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                  $77,118            $63,332        $44,062             $18,855
Ratio of Expenses to Average Net Assets               1.18%**            1.16%          1.15%               1.16%**
Ratio of Expenses to Average Net Assets
  Excluding Interest and Foreign Tax Expense          1.15%**            1.15%           N/A                1.15%**
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                          1.11%**            1.10%          1.22%               1.43%**
Portfolio Turnover Rate                                 31%                59%            36%                 41%
----------------
Effect of Voluntary Expense Limitation During
  the Period:
  Per Share Benefit to Net Investment Income       $  0.02            $  0.05        $  0.06             $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.45%**            1.67%          1.80%               2.78%**
  Net Investment Income (Loss) to Average
    Net Assets                                        0.84%**            0.59%          0.58%              (0.19)%**

-------------------------------------------------------------------------------
*  Commencement of operations
** Annualized


  The accompanying notes are an integral part of the financial statements.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)


The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions, and investment income and expenses at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)


the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from broker is comprised of cash held at brokers as collateral against open futures positions as stated in the Statement of Net Assets.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500        MORE
                              $500    MILLION TO     THAN
PORTFOLIO                    MILLION  $1 BILLION  $1 BILLION
---------                    -------  ----------  ----------
International Magnum ......   0.80%     0.75%       0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Fund are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)


                                                  NET
    COST      APPRECIATION    DEPRECIATION    APPRECIATION
   (000)         (000)            (000)          (000)
----------    ------------    ------------    ------------
 $64,876        $11,516         $(2,868)         $8,648

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $31,404,000, and $17,519,000 respectively. There were no purchases and sales of U.S. Government securities for the year ended June 30, 2000. During the six months ended June 30, 2000, the portfolio incurred $3,035 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

For the year ended December 31, 1999, the Portfolio deferred to January 1, 2000, for the U.S. Federal income tax purposes, post-October currency losses of $135,000.

At June 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
  Chairman and Director, Morgan Stanley Dean Witter
  Investment Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited; Managing
  Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, JR.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, JR.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.






                                MID CAP VALUE PORTFOLIO






                                  SEMI-ANNUAL REPORT
                                     JUNE 30, 2000

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                MID CAP VALUE PORTFOLIO


                                  INVESTMENT OVERVIEW


[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-------------------------------------------------------------------------------



Basic Resources                         (2.9%)
Beverage & Personal Products            (0.4%)
Consumer Durables                       (2.3%)
Consumer Services                       (8.8%)
Energy                                 (10.8%)
Financial Services                      (9.8%)
Food & Tobacco & Other                  (1.7%)
Healthcare                             (11.1%)
Heavy Industry/Transport               (10.3%)
Retail                                  (4.3%)
Technology                             (22.3%)
Utilities                               (7.5%)
Other                                   (7.8%)

TOP FIVE HOLDINGS

                                                                   PERCENT OF
SECURITY                          INDUSTRY                         NET ASSETS
--------                          --------                         ----------
Valassis Communications, Inc.     Consumer Services                   2.9%
The Titan Corp.                   Heavy Industry/Transportation       2.2
SanDisk Corp.                     Technology                          2.1
Nabors Industries, Inc.           Energy                              1.8
Global Marine, Inc.               Energy                              1.8


PERFORMANCE COMPARED TO THE S&P MID
CAP 400 INDEX(1)
------------------------------------

                               TOTAL RETURNS(2)
                     ----------------------------------
                             ONE       AVERAGE ANNUAL
                      YTD    YEAR    SINCE INCEPTION(3)
                     -----  -----    ------------------
PORTFOLIO            6.02%  12.36          23.35%
INDEX                8.97   16.97          21.90

1. The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion that represent a broad range of industry segments within the U.S. economy.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Mid Cap Value Portfolio seeks above average total return by investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index (the "Index"). Such range is generally $500 million to $10 billion, but the range fluctuates over time with changes in the equity market. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2000, the Portfolio had a total return of 6.02% compared to 8.97% for the S&P Mid Cap 400 Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 12.36% compared to 16.97% for the Index. For the period from inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 23.35% compared to 21.90% for the Index.

The equity markets experienced extreme volatility during the past six months as technology stocks experienced a sharp sell off during March and April then surged during June. Mid cap stocks posted weak results for the second quarter of 2000 but remained ahead of large cap stocks during the first half of 2000. Recently, value stocks within the Index slightly outperformed growth stocks although growth has outperformed value by over 10% for the year-to-date. The energy sector remained the best performing sector year-to-date, up over 46% while health care stocks posted strong results during the past three months.


[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED
ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
[/SIDENOTE]

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                MID CAP VALUE PORTFOLIO


                              INVESTMENT OVERVIEW (CONT.)

Stock selection was the primary driver of under-performance while sector allocation was beneficial to performance. Selections within consumer services and heavy industry detracted from returns as Valassis Communications and Caterpillar posted weak results. Security selection within utilities had a favorable impact on performance as Calpine produced strong results while Sandisk, Flextronics, and Powerwave were top performers within technology. The Portfolio's overweight position in energy and technology benefited performance while an overweight position in telephone services detracted from results.

We maintained an overweight position in energy, as the earnings outlook for oil service companies remained positive. We continued to underweight financial services due to a slow down in earnings. Finally, we reduced the Portfolio's exposure to retail stocks due to decreased consumer demand.

The valuation gap between growth and value stocks remains wide. We expect continued market volatility due to economic uncertainty although the earnings outlook for many technology and energy companies remains positive.

July 2000

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                MID CAP VALUE PORTFOLIO

                                STATEMENT OF NET ASSETS
                                     JUNE 30, 2000
                                      (UNAUDITED)

                                                                                      VALUE
SHARES                                                                                (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (92.2%)
  BASIC RESOURCES (2.9%)
    BASIC CHEMICALS (0.1%)
     (a)2,100      Cytec Industries, Inc..........................................    $  52
                                                                                      -----
    CONTAINERS (0.5%)
       20,600      American National Can Group, Inc...............................      348
                                                                                      -----
    METALS - NON-FERROUS (0.1%)
     (a)8,900      Freeport-McMoRan Copper & Gold, Inc., Class B...................      82
                                                                                      -----
    PAPER (0.6%)
        3,900      Consolidated Papers, Inc........................................     143
    (a)38,000      Gaylord Container Corp., Class A................................     102
        3,200      Georgia-Pacific Corp. (Timber Group)............................      69
        1,900      Willamette Industries, Inc......................................      52
                                                                                      -----
                                                                                        366
                                                                                      -----
    SPECIALTY CHEMICALS (1.4%)
        5,100      Lubrizol Corp...................................................     107
       17,200      Rohm & Haas Co..................................................     593
    (a)19,200      W.R. Grace & Co................................................      233
                                                                                      -----
                                                                                        933
                                                                                      -----
    STEEL (0.2%)
       17,100      AK Steel Holding Corp..........................................      137
          300      National Steel Corp., Class B..................................        1
                                                                                      -----
                                                                                        138
                                                                                      -----
TOTAL BASIC RESOURCES..............................................................   1,919
                                                                                      -----
BEVERAGE & PERSONAL PRODUCTS (0.4%)
    BEVERAGES (0.3%)
        5,900      The Pepsi Bottling Group, Inc....................................    172
                                                                                      -----
    PERSONAL PRODUCTS (0.1%)
        3,600      Fortune Brands, Inc..............................................     83
                                                                                      -----
TOTAL BEVERAGES & PERSONAL PRODUCTS.................................................    255
                                                                                      -----
  CONSUMER DURABLES (2.3%)
    AUTOMOTIVE RELATED (1.6%)
    (a)23,000      Lear Corp........................................................    460
       (a)400      SPX Corp.........................................................     48
    (a)43,800      Tower Automotive, Inc............................................    548
                                                                                      -----
                                                                                      1,056
                                                                                      -----
    BUILDING & HOUSING (0.4%)
       10,300      Masco Corp.......................................................    186
          700      Southdown, Inc...................................................     40
                                                                                      -----
                                                                                        226
                                                                                      -----

    FURNISHING & APPLIANCES (0.3%)
    (a)12,700      Furniture Brands International, Inc..............................    192
                                                                                      -----
TOTAL CONSUMER DURABLES.............................................................  1,474
  CONSUMER SERVICES (8.8%)
    ENTERTAINMENT & LEISURE (1.7%)
    (a)31,300      Bally Total Fitness Holding Corp.................................    794
     (a)5,400      Harrah's Entertainment, Inc......................................    113
     (a)9,700      ValueVision International, Inc., Class A.........................    233
                                                                                      -----
                                                                                      1,140
                                                                                      -----
    LODGING & CATERING (0.3%)
       10,600      Royal Carribean Cruises Ltd.....................................     196
                                                                                      -----
    OTHER (0.1%)
       (a)900      Convergys Corp..................................................      47
                                                                                      -----
    PUBLISHING & BROADCAST (6.7%)
     (a)7,600      24/7 Media, Inc.................................................     119
     (a)8,330      Comcast Corp., Class A (Special)................................     337
     (a)5,600      EchoStar Communications Corp.,  Class A G.......................     185
        3,700      H&R Block, Inc..................................................     120
     (a)8,400      Hispanic Broadcasting Corp......................................     278
    (a)19,600      Snyder Communications, Inc......................................     465
       11,600      The Readers Digest Association, Inc., Class A...................     461
     (a)4,600      Univision Communications, Inc...................................     476
    (a)49,300      Valassis Communications, Inc....................................   1,880
       (a)900      Westwood One, Inc...............................................      31
                                                                                      -----
                                                                                      4,352
                                                                                      -----
TOTAL CONSUMER SERVICES............................................................   5,735
                                                                                      -----
  ENERGY (10.8%)
    NATURAL GAS (0.8%)
        7,200      Dynegy, Inc.....................................................     492
                                                                                      -----
    OIL- DOMESTIC & CRUDE (1.4%)
        3,000      Apache Corp.....................................................     177
        2,100      Burlington Resources, Inc.......................................      80
    (a)14,060      Ocean Energy, Inc...............................................     200
        6,900      Tosco Corp......................................................     195
       10,900      Union Pacific Resources Group, Inc..............................     240
        1,300      Valero Energy Corp..............................................      41
                                                                                      -----
                                                                                        933
                                                                                      -----
    OIL - OFFSHORE DRILLING (8.0%)
    (a)41,700      Global Marine, Inc.............................................    1,175
     (a)5,200      Grant Prideco, Inc.............................................      130
    (a)28,700      Nabors Industries, Inc.........................................    1,193
    (a)19,300      Noble Drilling Corp............................................      795
    (a)14,900      Precision Drilling Corp........................................      576
     (a)4,500      R & B Falcon Corp..............................................      106
     (a)9,900      Rowan Cos., Inc................................................      301
        9,400      Santa Fe International Corp....................................      328
        7,800      Transocean Sedco Forex, Inc....................................      417
     (a)5,200      Weatherford International, Inc.................................      207
                                                                                      -----
                                                                                      5,228
                                                                                      -----
    OIL - WELL EQUIPMENT & SERVICES (0.6%)
     (a)2,400      BJ Services Co.................................................      150
     (a)1,500      Cooper Cameron Corp............................................       99
     (a)1,900      Smith International, Inc.......................................      138
                                                                                      -----
                                                                                        387
                                                                                      -----
TOTAL ENERGY......................................................................    7,040
                                                                                      -----
  FINANCIAL SERVICES (9.8%)
    BANKS (4.9%)
        9,590      Charter One Financial, Inc....................................       220

   The accompanying notes are an integral part of the financial statements.

                                       3

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                MID CAP VALUE PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)
                                     JUNE 30, 2000
                                      (UNAUDITED)
                                                                                      VALUE
SHARES                                                                                (000)
-------------------------------------------------------------------------------------------
  FINANCIAL SERVICES (CONT.)
    BANKS (CONT.)
        7,200      Comerica, Inc..................................................     $323
       14,500      Dime Bancorp, Inc..............................................      228
       21,100      First Security Corp............................................      286
    (a)12,100      Golden State Bancorp, Inc......................................      218
        1,800      Greenpoint Financial Corp......................................       34
        6,500      Hibernia Corp.,  Class A.......................................       71
        5,100      Key Corp.......................................................       90
        2,400      Marshall & Ilsley Corp.........................................      100
       23,300      Mellon Financial Corp..........................................      849
        5,900      Mercantile Bankshares Corp.....................................      176
        6,000      Southtrust Corp................................................      136
        8,200      UnionBanCal Corp...............................................      152
       10,900      Washington Mutual, Inc.........................................      315
                                                                                      -----
                                                                                      3,198
                                                                                      -----
CREDIT & FINANCE (1.2%)
    (a)18,500      Concord EFS, Inc..............................................       481
        4,100      FINOVA Group, Inc.............................................        53
        7,400      Heller Financial, Inc.........................................       152
        1,300      PMI Group, Inc................................................        62
        1,100      SLM Holding Corp..............................................        41
                                                                                      -----
                                                                                        789
                                                                                      -----
INSURANCE (3.3%)
       10,000      Ace Ltd.......................................................       280
     (a)4,500      Allmerica Financial Corp......................................       236
        9,800      Ambac Financial Group, Inc....................................       537
    (a)30,800      John Hancock Financial Services, Inc..........................       730
        5,100      ReliaStar Financial Corp......................................       267
        2,900      Unumprovident Corp............................................        58
          600      XL Capital Ltd., Class A......................................        32
                                                                                      -----
                                                                                      2,140
                                                                                      -----
INVESTMENT COMPANIES (0.4%)
     (a)3,100      E*Trade Group, Inc............................................        51
        2,700      Lehman Brothers Holdings, Inc.................................       255
                                                                                      -----
                                                                                        306
                                                                                      -----
TOTAL FINANCIAL SERVICES.........................................................     6,433
                                                                                      -----
FOOD, TOBACCO & OTHER (1.7%)
  FOOD, TOBACCO & OTHER (0.0%)
          500      McCormick & Co., Inc. (Non Voting)............................        16
                                                                                      -----
  FOODS (1.7%)
       10,600      Earthgrains Co. (The).........................................       206
       15,800      Flowers Industries, Inc.......................................       315
    (a)29,600      Fresh Del Monte Produce, Inc..................................       204
       10,100      IBP, Inc......................................................       156
        2,600      Quaker Oats Co. (The).........................................       195
                                                                                      -----
                                                                                      1,076
                                                                                      -----
TOTAL FOOD TOBACCO & OTHER.......................................................     1,092
                                                                                      -----
HEALTH CARE (11.1%)
   DRUGS (5.6%)
        8,300      Alpharma, Inc., Class A.......................................       517
     (a)7,500      Alza Corp., Class A...........................................       443
     (a)6,800      Celgene Corp..................................................       400
     (a)3,800      Cell Pathways, Inc............................................        89
     (a)1,300      Chiron Corp...................................................        62
     (a)2,900      Forest Laboratories, Inc., Class A............................       293
     (a)4,500      Gilead Sciences, Inc..........................................       320
     (a)2,200      IDEC Pharmaceuticals Corp.....................................       258
     (a)1,700      Medimmune, Inc................................................       126
     (a)4,900      Millennium Pharmaceuticals, Inc...............................       548
        6,000      Mylan Laboratories, Inc.......................................       110
        8,800      Teva Pharmaceutical Industries Ltd. ADR.......................       488
                                                                                      -----
                                                                                      3,654
                                                                                      -----
HEALTH SERVICES (2.3%)
     (a)4,100      First Health Group Corp......................................        134
    (a)28,200      Foundation Health Systems, Inc., Class A.....................        367
    (a)16,600      Health Management Associates, Inc., Class A..................        217
    (a)17,200      Lincare Holdings, Inc........................................        423
       13,400      Tenet Healthcare Corp........................................        362
                                                                                      -----
                                                                                      1,503
                                                                                      -----
HEALTH TECHNOLOGY (1.9%)
     (a)7,700      Cephalon, Inc.................................................       461
     (a)1,200      Incyte Genomics, Inc..........................................        99
        3,000      PerkinElmer, Inc..............................................       198
     (a)2,600      QLT PhotoTherapeutics, Inc....................................       201
     (a)6,600      St. Jude Medical, Inc.........................................       303
                                                                                      -----
                                                                                      1,262
                                                                                      -----
HOSPITAL SUPPLIES (1.3%)
     (a)4,000      Biomet, Inc...................................................       154
    (a)33,900      Sybron International Corp.....................................       671
                                                                                      -----
                                                                                        825
                                                                                      -----
TOTAL HEALTH CARE................................................................     7,244
                                                                                      -----
HEAVY INDUSTRY / TRANSPORTATION (10.3%)
AEROSPACE (2.6%)
          858      Comsat Corp...................................................        20
        5,100      General Dynamics Corp.........................................       267
    (a)32,000      The Titan Corp................................................     1,432
                                                                                      -----
                                                                                      1,719
                                                                                      -----
AIR TRANSPORTATION (0.9%)
     (a)6,500      Atlas Air, Inc................................................       233
        4,600      Canadian National Railway Co..................................       134
       10,300      Southwest Airlines Co.........................................       195
                                                                                      -----
                                                                                        562
                                                                                      -----
BUSINESS SERVICES (3.0%)
     (a)7,325      Circle.com...................................................         27
       (a)700      CSG Systems International, Inc...............................         39
     (a)5,150      Fiserv, Inc..................................................        223
     (a)9,300      Interim Services, Inc........................................        165
     (a)7,450      MasTec,  Inc.................................................        285
     (a)5,100      Modis Professional Services, Inc.............................         39
    (a)34,500      Republic Services, Inc., Class A.............................        552
    (a)13,300      SCI Systems, Inc.............................................        521


   The accompanying notes are an integral part of the financial statements.

                                       4

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                MID CAP VALUE PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)
                                     JUNE 30, 2000
                                      (UNAUDITED)

                                                                                      VALUE
SHARES                                                                                (000)
-------------------------------------------------------------------------------------------
HEAVY INDUSTRY / TRANSPORTATION (CONT.)
BUSINESS SERVICES (CONT.)
     (a)7,300      United Rentals, Inc...........................................    $  125
                                                                                      -----
                                                                                      1,976
                                                                                      -----
MACHINERY (0.7%)
     (a)4,700      Navistar International Corp...................................       146
        9,200      Parker-Hannifin Corp..........................................       315
                                                                                      -----
                                                                                        461
                                                                                      -----
MISCELLANEOUS INDUSTRIALS (2.9%)
       14,700      Dover Corp....................................................       596
       14,500      ITT Industries, Inc...........................................       441
        1,000      Lafarge Corp..................................................        21
    (a)11,200      Litton Industries, Inc........................................       470
        8,200      Martin Marietta Materials, Inc................................       332
                                                                                      -----
                                                                                      1,860
                                                                                      -----
SHIPPING & FREIGHT (0.2%)
        4,000      CNF Transportation, Inc.......................................        91
        1,400      Teekay Shopping Corp..........................................        46
                                                                                      -----
                                                                                        137
                                                                                      -----
TOTAL HEAVY INDUSTRY /TRANSPORTATION.............................................     6,715
                                                                                      -----
RETAIL (4.3%)
  APPAREL (0.3%)
     (a)7,200      Jones Apparel Group, Inc......................................       169
                                                                                      -----
  DISCOUNTERS (2.0%)
    (a)20,300      Costco Wholesale Corp.........................................       670
       23,000      Family Dollar Stores, Inc.....................................       450
     (a)3,400      Lands' End, Inc...............................................       114
     (a)4,100      Shopko Stores, Inc............................................        63
                                                                                      -----
                                                                                      1,297
                                                                                      -----
FOOD- RETAIL (0.5%)
    (a)13,500      Kroger Co.....................................................       298
                                                                                      -----
RESTAURANTS (0.2%)
     (a)5,300      Brinker International, Inc....................................       155
                                                                                      -----
Specialty Shops (1.3%)
    (a)12,100      Ann Taylor Stores, Inc........................................       401
        1,100      Circuit City Stores, Inc......................................        36
        2,500      CVS Corp......................................................       100
    (a)40,400      Sunglass Hut International, Inc...............................       332
                                                                                      -----
                                                                                        869
                                                                                      -----
TOTAL RETAIL.....................................................................     2,788
                                                                                      -----
TECHNOLOGY (22.3%)
  COMPUTERS & OFFICE EQUIPMENT (2.9%)
    (a)10,400      Electronics for Imaging, Inc..................................       263
     (a)6,200      Extreme Networks, Inc.........................................       654
    (a)12,600      QLogic Corp...................................................       833
    (a)15,800      Quantum Corp.-DLT & Storage Systems...........................       153
                                                                                      -----
                                                                                      1,903
                                                                                      -----
ELECTRONICS (9.1%)
     (a)8,800      Atmel Corp....................................................       325
     (a)6,800      Cypress Semiconductor Corp....................................       287
    (a)11,500      Fairchild Semiconductor International, Inc., Class A..........       466
    (a)10,900      Flextronics International Ltd.................................       749
     (a)8,100      Integrated Device Technology, Inc.............................       485
     (a)4,800      KLA-Tencor Corp...............................................       281
     (a)4,300      Lam Research Corp.............................................       161
    (a)14,000      National Semiconductor Corp...................................       794
     (a)4,600      Novellus Systems, Inc.........................................       260
    (a)22,400      SanDisk Corp..................................................     1,371
       (a)500      Veeco Instruments, Inc........................................        37
    (a)17,000      Viasystems Group, Inc.........................................       275
    (a)11,700      Vishay Intertechnology, Inc...................................       444
                                                                                      -----
                                                                                      5,935
                                                                                      -----
SOFTWARE & SERVICES (8.0%)
          500      Adobe Systems, Inc............................................        65
     (a)9,800      Affiliated Computer Services, Inc., Class A...................       324
     (a)3,100      AMDOCS Ltd....................................................       238
     (a)3,800      BMC Software, Inc.............................................       139
     (a)7,500      Braun Consulting, Inc.........................................       158
    (a)10,000      Brio Technology, Inc..........................................       212
     (a)3,900      Commerce One, Inc.............................................       177
     (a)1,200      Documentum, Inc...............................................       107
        2,500      Electronic Data Systems Corp..................................       103
    (a)33,300      Genuity, Inc..................................................       305
    (a)11,700      Informix Corp.................................................        87
    (a)11,300      Intuit, Inc...................................................       468
     (a)5,200      J. D. Edwards & Co............................................        78
    (a)10,800      Legato Systems,  Inc..........................................       163
    (a)36,677      MarchFirst, Inc...............................................       669
    (a)15,100      Network Associates, Inc.......................................       308
     (a)9,000      NOVA Corp.....................................................       251
     (a)9,700      PSINet, Inc...................................................       244
     (a)2,900      Rational Software Corp........................................       270
     (a)9,800      SunGuard Data Systems, Inc....................................       304
    (a)11,100      Vignette Corp.................................................       577
                                                                                      -----
                                                                                      5,247
                                                                                      -----
TELECOMMUNICATION EQUIPMENT (2.3%)
     (a)3,400      Andrew Corp...................................................       114
    (a)20,500      Digital Microwave Corp........................................       782
     (a)6,500      Finisar Corp..................................................       170
     (a)8,700      Harmonic Lightwaves, Inc......................................       215
     (a)3,800      Powerwave Technologies, Inc...................................       167
                                                                                      -----
                                                                                      1,448
                                                                                      -----
TOTAL TECHNOLOGY.................................................................    14,533
                                                                                      -----
UTILITIES (7.5%)
ELECTRIC POWER (3.9%)
        3,600      Allegheny Energy, Inc.........................................        99
        1,350      Black Hills Corp..............................................        30
    (a)10,000      Calpine Corp..................................................       658
        1,300      CMS Energy Corp...............................................        29
        8,100      Energy East Corp..............................................       154
        2,900      Florida Progress Corp.........................................       136
        2,400      IPALCO Enterprises, Inc.......................................        48

   The accompanying notes are an integral part of the financial statements.

                                       5

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                MID CAP VALUE PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)
                                     JUNE 30, 2000
                                      (UNAUDITED)
                                                                                      VALUE
SHARES                                                                                (000)
-------------------------------------------------------------------------------------------
UTILITIES (CONT.)
ELECTRIC POWER (CONT.)
          800      New Century Energies, Inc.....................................    $   24
        3,700      PECO Energy Co................................................       149
        8,400      PG&E Corp.....................................................       207
        2,200      Pinnacle West Capital Corp....................................        75
       20,100      Potomac Electric Power Co.....................................       503
        6,800      PPL Corp., Inc................................................       149
        2,800      Public Service Enterprise Group, Inc..........................        97
        7,200      TXU Corp......................................................       212
                                                                                      -----
                                                                                      2,570
                                                                                      -----
NATURAL GAS (1.5%)
        4,200      Coastal Corp..................................................       256
        5,200      Columbia Energy Group.........................................       341
        6,900      El Paso Energy Co.............................................       351
        1,400      MCN Corp......................................................        30
                                                                                      -----
                                                                                        978
                                                                                      -----
TELEPHONE SERVICES (2.1%)
    (a)18,800      Adelphia Business Solutions, Inc..............................       436
       (a)200      Dobson Communications Corp., Class A..........................         4
     (a)8,200      Flag Telecom Holdings Ltd.....................................       122
     (a)4,200      ITXC Corp.....................................................       149
     (a)3,300      Leap Wireless International, Inc..............................       155
    (a)23,600      McLeodUSA, Inc................................................       488
                                                                                      -----
                                                                                      1,354
                                                                                      -----
TOTAL UTILITIES..................................................................     4,902
                                                                                      -----
TOTAL COMMON STOCKS (COST $56,879)...............................................    60,130
                                                                                     ------
PREFERRED STOCK (0.6%)
  CONSUMER SERVICES (0.6%)    PUBLISHING & BROADCASTING (0.6%)
        8,000      News Corp. Ltd. ADR (COST $331)...............................       380
                                                                                      -----

FACE
AMOUNT
(000)
------
SHORT-TERM INVESTMENT (9.2%)
  REPURCHASE AGREEMENT (9.2%)
        6,021      Chase Securities, Inc., 6.15%, dated 6/30/00, due 7/3/00,
                   to be repurchased at $6,024, collateralized by
                   U.S. Treasury Notes, 6.875%, due 1/15/05, valued at $6,149
                   (COST $6,021).................................................     6,021
                                                                                    -------
TOTAL INVESTMENTS (102.0%) (COST $63,231)........................................   $66,531
                                                                                    -------
OTHER ASSETS (1.7%)
   Cash....................................................................$   162
   Receivable for Investments Sold.........................................    792
   Receivable for Portfolio Shares Sold....................................    125
   Due from Adviser........................................................     25
   Dividends Receivable....................................................     25
   Interest Receivable.....................................................      1
   Other Assets............................................................      1     1,131
                                                                            ------
LIABILITIES (-3.7%)
   Payable for Investments Purchased....................................... (2,142)
   Investment Advisory Fees Payable........................................   (115)
   Payable for Portfolio Shares Redeemed...................................    (79)
   Professional Fees Payable...............................................    (18)
   Custodian Fees Payable..................................................    (18)
   Administrative Fees Payable.............................................    (13)
   Other Liabilities.......................................................    (16)   (2,401)
                                                                           --------  -------
NET ASSETS (100%)..........................................................          $65,261
                                                                                     =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 3,940,781 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................................    $16.56
                                                                                    =======
  NET ASSETS CONSIST OF:
  Paid in Capital................................................................   $55,971
  Accumulated Net Investment Loss................................................        (5)
  Accumulated Net Realized Gain..................................................     5,995
  Unrealized Appreciation on Investments.........................................     3,300
                                                                                    -------
NET ASSETS.......................................................................   $65,261
                                                                                    =======
---------------------------------------------------------------------------------------------------

(a) -- Non-income producing security
ADR -- American Depositary Receipt

   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                           SIX MONTHS ENDED
                                                                                              JUNE 30, 2000
                                                                                                (UNAUDITED)
                                                                                                      (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                          $  187
  Interest                                                                                              113
                                                                                                   --------
    Total Income                                                                                        300
                                                                                                   --------
EXPENSES:
  Investment Advisory Fees                                                                              221
  Less: Fees Waived                                                                                     (52)
                                                                                                   --------
  Net Investment Advisory Fees                                                                          169
  Administrative Fees                                                                                    79
  Custodian Fees                                                                                         21
  Professional Fees                                                                                      18
  Shareholder Reports                                                                                    18
  Directors' Fees and Expenses                                                                            1
  Other                                                                                                   3
                                                                                                   --------
  Net Expenses                                                                                          309
                                                                                                   --------

NET INVESTMENT LOSS                                                                                      (9)
                                                                                                   --------

NET REALIZED GAIN ON:
  Investments Sold                                                                                    5,166
                                                                                                   --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                        (1,648)
                                                                                                   --------
NET REALIZED GAIN AND CHANGE IN UNREALIZED DEPRECIATION                                               3,518
                                                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $  3,509
                                                                                                   ========
-----------------------------------------------------------------------------------------------------------

                          STATEMENT OF CHANGES IN NET ASSETS


                                                               SIX MONTHS ENDED
                                                                  JUNE 30, 2000                  YEAR ENDED
                                                                    (UNAUDITED)           DECEMBER 31, 1999
                                                                          (000)                       (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                         $    (9)                   $   83
  Net Realized Gain                                                      5,166                     6,512
  Change in Unrealized Depreciation                                     (1,648)                    1,763
                                                                       -------                    ------
  Net Increase in Net Assets Resulting from Operations                   3,509                     8,358
                                                                       -------                    ------
DISTRIBUTIONS
  Net Investment Income                                                     --                       (79)
  Net Realized Gain                                                         --                    (6,234)
                                                                       -------                    ------
  Total Distributions                                                       --                    (6,313)
                                                                       -------                    ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                            14,629                    20,082
  Distributions Reinvested                                                  --                     6,313
  Redeemed                                                              (6,984)                   (5,714)
                                                                       -------                    ------
  Net Increase in Net Assets Resulting from Capital Share Transactions   7,645                    20,681
                                                                       -------                    ------
Total Increase in Net Assets                                            11,154                    22,726

NET ASSETS:

Beginning of Period                                                     54,107                    31,381
                                                                       -------                    ------
End of Period (including accumulated /undistributed net
investment (loss) income of ($5) and $4, respectively)                 $65,261                   $54,107
                                                                       =======                   =======
 -------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                      906                     1,305
    Shares Issued on Distributions Reinvested                               --                       431
    Shares Redeemed                                                       (430)                     (375)
                                                                       -------                    ------
    Net Increase in Capital Shares Outstanding                             476                     1,361
                                                                       =======                    ======
--------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP VALUE PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------
                                                               SIX MONTHS ENDED                                    PERIOD FROM
                                                                JUNE 30, 2000                                     JANUARY 2, 1997*
                                                                (UNAUDITED)         1999            1998       TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  15.62         $  14.92         $  13.32        $  10.00
                                                                   --------         --------        ---------       ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                        (0.00)+           0.03             0.04            0.02
  Net Realized and Unrealized Gain (Loss)                              0.94             2.81             2.04            4.05
                                                                   --------         --------        ---------       ---------
    Total from Investment Operations                                   0.94             2.84             2.08            4.07
                                                                   --------         --------        ---------       ---------
DISTRIBUTIONS
  Net Investment Income                                                  --            (0.03)           (0.03)          (0.02)
  Net Realized Gain                                                      --            (2.11)           (0.45)          (0.73)
                                                                   --------         --------        ---------       ---------
    Total Distributions                                                  --            (2.14)           (0.48)          (0.75)
                                                                   --------         --------        ---------       ---------
NET ASSET VALUE, END OF PERIOD                                     $  16.56         $  15.62         $  14.92        $  13.32
                                                                   ========         ========        =========       =========
TOTAL RETURN                                                           6.02%           20.19%           15.85%          40.93%
                                                                   ========         ========        =========       =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                  $ 65,261         $ 54,107         $ 31,381        $ 11,461
Ratio of Expenses to Average Net Assets                                1.05%**          1.05%            1.05%           1.05%**
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.03)%**         0.21%            0.42%           0.19%**
Portfolio Turnover Rate                                                 129%             248%             228%            141%
--------------
Effect of Voluntary Expense Limitation During the Period:
Per Share Benefit to Net Investment Income                         $   0.01         $   0.04         $   0.05        $   0.08
Ratios Before Expense Limitation:
Expenses to Average Net Assets                                         1.22%**          1.37%            1.57%           2.13%**
                                                                      (0.20)%**        (0.11)%          (0.10)%         (0.89)%**
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized
+ Amount is less than $0.01 per share

   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS

                                JUNE 30, 2000
                                 (UNAUDITED)


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks long-term capital growth investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Portfolio of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONT.)

                                JUNE 30, 2000
                                 (UNAUDITED)


Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500          MORE
                              $500       MILLION TO    THAN
Portfolio                     MILLION    $1 BILLION    $1 BILLION
---------                     -------    -----------   ----------
Mid Cap Value .......          0.75%        0.70%        0.65%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. Credit Facility: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six month period, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:
                                                NET
 Cost        APPRECIATION    DEPRECIATION   APPRECIATION
 (000)          (000)           (000)          (000)
--------     ------------    ------------   ------------
$ 63,231       $9,511          $(6,211)        $3,300


For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $78,178,000 and $72,191,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio deferred to January 1, 2000 for U.S. Federal income tax purposes, post-October capital losses of $3,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation
Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                           U.S. REAL ESTATE PORTFOLIO




                                SEMI-ANNUAL REPORT
                                   JUNE 30, 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-----------------------------------------------------------------------------

Other                                              (3.3%)
Self Storage                                       (5.3%)
Retail Strip Centers                               (4.9%)
Retail Regional Malls                              (9.4%)
Residential Manufactured Homes                     (4.7%)
Residential Apartments                            (19.2%)
Diversified                                        (8.2%)
Health Care                                        (0.2%)
Industrial                                         (3.0%)
Lodging/Resorts                                    (6.3%)
Mixed                                              (1.9%)
Office                                            (33.6%)



TOP FIVE HOLDINGS

                                                                                   PERCENT OF
SECURITY                                                INDUSTRY                   NET ASSETS
--------                                                --------                   ----------
Equity Office Properties Trust REIT            Office                                 6.8%
Starwood Hotels & Resorts Worldwide, Inc.      Lodging/Resorts                        6.0%
Avalonbay Communities, Inc. REIT               Residential Apartments                 5.7%
Simon Property Group, Inc.                     Retail Regional Malls                  5.5%
Equity Residential Properties Trust REIT       Residential Apartments                 5.4%


PERFORMANCE COMPARED TO THE NATIONAL
ASSOCIATION OF REAL ESTATE INVESTMENT
TRUSTS (NAREIT) EQUITY INDEX(1)
-----------------------------------------------------

                           TOTAL RETURNS(2)
                 ------------------------------------
                            ONE        AVERAGE ANNUAL
                  YTD       YEAR      SINCE INCEPTION(3)
                 -----      ----      ------------------
PORTFOLIO....    15.48%     4.90%           5.54%
INDEX .......    13.19      3.03            1.81


1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the six months ended June 30, 2000, the Portfolio had a total return of 15.48% compared to 13.19% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year period ended June 30, 2000, the Portfolio had a total return of 4.90% compared to 3.03% for the Index. For the period from inception on March 3, 1997 through June 30, 2000, the Portfolio had an average annual total return of 5.54% compared to 1.81% for the Index.

By all measures, the second quarter of 2000 was a spectacular quarter for the REIT market. The sector posted a quarterly return in excess of 10%, dramatically beating all of the major equity indices. It is interesting to note that REITs demonstrated strength relative to the Nasdaq and the S&P, which declined 13% and 3%, respectively, but also outperformed the Russell 2000 Small Cap Index which declined 4% and the Russell Value Index which declined 5%. Recall that recently REITs have traded in-line with the Russell indexes. April was a particularly favorable month as REITs rallied almost 7% while the difficulties for the New Economy stocks continued. The market had a modestly favorable May and then another strong month in June. On a year-to-date basis, the sector had gained more than 13%.

Thus, REITs performed quite well in the face of the equity market difficulties and, in our view, they acted as they should have. This may be attributed to two key factors: fundamental real estate trends remained strong and, at current valuation levels, REITs truly represent a defensive asset class. REITs are now

[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
[/SIDENOTE]

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

trading at almost a 10% discount to the underlying Net Asset Value ("NAV") of their assets. As a result, there continues to be an attractive arbitrage between valuations in the public versus the private real estate markets. (We define real estate arbitrage as the pricing disparity between prices of actual properties in the private real estate market versus the implied pricing of properties owned by public companies based on their share price). This disparity in pricing between the public and private real estate markets, combined with the current strength in the direct real estate markets and the equity market's newly found interest in defensive stocks, cause us to believe that the sector remains attractive.

COMMENTARY

Our investment perspective is that over the medium and long-term, the largest determinant of the value for real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector should trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. By quarter-end, REITs continued to trade at almost a 10% discount to the underlying value of their assets. The discussion of the physical real estate markets that follows indicates that, with the Fed keenly focused on slowing the economy, the markets are headed for equilibrium. However, our outlook is that there is only modest downside risk from the potential for oversupply.

The second quarter appears to have been the first quarter in more than two years where the sector experienced the benefits of the return of non-dedicated institutional investors. Their selling pressure, that plagued the sector for much of the last two years, appeared to have abated in the first quarter. After experiencing more than $100 million in redemptions in the first quarter of 2000, subscriptions for the second quarter were almost $400 million and these inflows may increase after the favorable second quarter results are posted. The industry held its annual institutional investor forum at the beginning of June in New York. The key theme emanating from our company meetings was that real estate fundamentals remain strong in most markets in the country. The most dramatic operating results were provided by companies with significant asset exposure to the markets favorably impacted by the technology boom, with the greatest impact in the office and apartment sectors. Despite the recovery in stock prices, companies appear to be restrained with regard to equity issuance. The second quarter involved several interesting announcements on the merger and acquisition front, including two private buyouts of public companies. In each case, the stocks were trading at as much as 20% discounts to the underlying value of their assets. These announced sales fit with our thesis that private investors will take advantage of arbitrage opportunities provided by the public markets.

REAL ESTATE MARKET

We have been monitoring the property markets for the inevitable shift from the latter stages of the recovery phase into equilibrium, while maintaining a watchful eye toward the real estate equivalent of a "hard-landing", characterized by oversupply. Through the first half of this year, we have not yet reached equilibrium in many markets, which would be characterized by flat occupancy levels and inflationary rental growth. In fact, we continue to witness increasing occupancy rates and strong rental growth in many real estate markets. Clearly, the strong economy has continued to extend the favorable supply-demand balance. The following presents an outline of our views of the physical property markets.

The data reported from the Census Bureau in the second quarter demonstrated a reduced risk of oversupply in the market for apartments. Permits were below 340,000 units (annual pace on a seasonally adjusted basis) for each of the three reported months (March, April and May). Similarly, starts fell below 320,000 units in each month. The trailing three-month averages are 303,000 units for starts and 307,000 units for permits. With net annual demand estimates in the 300,000 to 320,000 unit range based on 2% job growth, it appears that national apartment supply and demand will be well balanced over the next twelve months.

The International Council of Shopping Centers held its annual convention in late May and the mood was considerably more upbeat than last year due to less threatening concerns regarding e-commerce and a buoyant leasing market. Consumer

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

confidence rose in May, but by quarter-end had fallen back to February's level, marking its lowest level since October 1999. Median same store sales continued to slow to 4% in May and 2% in June. Supply data indicates that 33 regional malls (40.2 million square feet) are expected to open through 2002. They will be dispersed in terms of delivery: 5 malls in 2000, 12 in 2001 and 16 in 2002, with the 2002 deliveries being the least certain. Given the additional retail square footage expected to be added in other retail formats, we believe total supply is running at a pace that will be in excess of demand. With the potential for oversupply, we maintain an overall underweight position in retail, with a market weighting in the upper-end mall sub-sector.

According to Torto Wheaton, the national office market experienced above average demand in the first quarter of 2000, based on 35 million square feet of absorption. Combined with the fourth quarter of 1999 absorption of 36 million square feet, this was likely the best six-month period the office market has ever seen in terms of demand. Downtown vacancies declined by 80 basis points to 7.3%. Vacancy declines were not as dramatic in the suburban markets. Given the expected continued rental strength and the resulting widening of differential between existing leases and current market rents, we have extended our overweighting to the central business district office market and we remain underweight in the suburban office markets as it appears to be no better than at equilibrium. Industrial vacancy barely declined in the first quarter, remaining at 7.1%, based on net absorption of 29 million square feet and a similar level of supply. Although the sector has achieved the equilibrium stage, like the office market, the in-fill locations in the primary industrial hubs remain strong.

The hotel market demonstrated strong revenue per available room ("RevPar") growth in the second quarter, registering gains of 5.8% in March, 5% in April and 8% in May. May's gains represented the strongest RevPar growth since January 1997. As a result, we expect to see strong second quarter results for the majority of the public lodging companies. Supply growth remains at stubbornly high levels and will likely continue to limit a sustained improvement in industry RevPar. Leading industry forecaster PricewaterhouseCoopers expects RevPar growth to decelerate from 3.9% this year to 2.8% in 2001. We remain cautious on the sector given the supply issues and the further potential for pressure on margins due to the impacts from wage growth, higher fuel costs and interest rates.

PORTFOLIO

We continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio remain similar to last quarter. We increased our overweighting to the companies focused on central business district office assets as the recent increases in rent have caused a favorable increase in the gap between existing leases and current market rents. Despite their weak performance, we have maintained our conviction to overweight the manufactured home sector. We are attracted by the predictable growth in NAV per share, the limited degree of new supply, and the modest levels of capital expenditure required.

The outlook for the REIT market continues to be favorable. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets have remained strong, based on the strong U.S. economy and a rational level of new supply. We are encouraged that the development pipelines either peaked in 1999 or are in the process of peaking in 2000 for the vast majority of property types. Clearly, the better than expected strength of the economy has provided the demand for these large pipelines. However, given the declining levels of construction, the U.S. real estate market is better prepared for the eventual slowdown in the economy. This factor, when combined with a REIT market that trades at almost a 10% discount to its private valuation, provides the foundation for a defensive asset class that is attractively priced. The final critical factor is the relative attractiveness of real estate versus other asset classes. Given the current volatility in the equity markets, it appears that REITs may be well poised to continue to receive a high level of attention from traditional equity investors.

July 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           STATEMENT OF NET ASSETS
                                JUNE 30, 2000
                                 (UNAUDITED)

                                                                                  VALUE
SHARES                                                                            (000)
----------------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
  DIVERSIFIED (8.2%)
       23,700  Pacific Gulf Properties, Inc. REIT.............................    $594
       10,400  Pennsylvania REIT..............................................     178
       22,900  Rouse Co.......................................................     567
       17,600  Vornado Realty Trust REIT......................................     611
    (a)13,803  Wellsford Real Properties, Inc.................................     209
                                                                                ------
                                                                                 2,159
                                                                                ------
  HEALTH CARE (0.2%)
    (a)16,200  Meditrust Corp. Paired Stock...................................      61
                                                                                ------
  INDUSTRIAL (3.0%)
        2,300  Cabot Industrial Trust.........................................      45
       19,200  Prime Group Realty Trust REIT..................................     292
       21,200  Prologis Trust.................................................     452
                                                                                ------
                                                                                   789
                                                                                ------
  LODGING/RESORTS (6.3%)
        8,519  Hilton Hotels Corp.............................................      80
        (a)13  Interstate Hotels Corp.........................................     --@
       48,933  Starwood Hotels & Resorts Worldwide, Inc.......................   1,581
     (a)3,100  Wyndham International, Inc.....................................       8
                                                                                ------
                                                                                 1,669
                                                                                ------
  MIXED (1.9%)
       21,400  PS Business Parks, Inc. REIT...................................     513
                                                                                ------
  OFFICE (33.6%)
       57,500  Arden Realty Group, Inc........................................   1,351
       35,100  Boston Properties, Inc.........................................   1,356
        9,500  Brandywine Realty Trust REIT...................................     182
       98,700  Brookfield Properties Corp.....................................   1,311
       42,500  CarrAmerica Realty Corp. REIT..................................   1,126
       65,231  Equity Office Properties Trust REIT............................   1,798
       29,400  Great Lakes, Inc. REIT.........................................     500
        3,800  Prentiss Properties Trust REIT.................................      91
       65,500  Trizec Hahn Corp...............................................   1,171
                                                                                ------
                                                                                 8,886
                                                                                ------
  OTHER (0.0%)
     (a)9,948  Atlantic Gulf Communities Corp.................................       1
                                                                                ------
  RESIDENTIAL APARTMENTS (19.2%)
       11,800  Amli Residential Properties Trust REIT.........................     278
       22,083  Archstone Communities Trust REIT...............................     465
       36,300  Avalonbay Communities, Inc. REIT...............................   1,515
        3,900  BRE Properties, Inc., Class A REIT.............................     113
       31,149  Equity Residential Properties Trust REIT.......................   1,433
       18,100  Essex Property Trust, Inc. REIT................................     760
       13,200  Smith (Charles E.) Residential Realty, Inc. REIT...............     502
        1,200  Summit Properties, Inc.........................................      25
                                                                                ------
                                                                                 5,091
                                                                                ------
  RESIDENTIAL MANUFACTURED HOMES (4.7%)
       25,900  Chateau Properties, Inc. REIT..................................     732
       15,100  Manufactured Home Communities, Inc. REIT.......................     361
        4,500  Sun Communities, Inc. REIT.....................................     150
                                                                                ------
                                                                                 1,243
                                                                                ------
  RETAIL REGIONAL MALLS (9.4%)
       65,700  Simon Property Group, Inc......................................  $1,458
       52,300  Tauban Centers, Inc. REIT......................................     575
       13,700  Urban Shopping Centers, Inc. REIT..............................     461
                                                                                ------
                                                                                 2,494
                                                                                ------
  RETAIL STRIP CENTERS (4.9%)
       38,300  Burnham Pacific Property Trust REIT............................     263
       37,500  Federal Realty Investment Trust REIT...........................     750
       10,700  JDN Realty Corp. REIT..........................................     109
        8,000  Pan Pacific Retail Properties, Inc. REIT.......................     161
          100  Ramco-Gershenson Properties Trust REIT.........................       2
                                                                                ------
                                                                                 1,285
                                                                                ------
  SELF STORAGE (5.3%)
       59,632  Public Storage, Inc. REIT......................................   1,398
                                                                                ------
  TOTAL COMMON STOCKS (COST $25,089)..........................................  25,589
                                                                                ------

PREFERRED STOCK (0.0%)
  OTHER 0.0%)
  (a)(b)1,401  Atlantic Gulf Communities Corp.(COST $14)......................       8
                                                                                ------
CONVERTIBLE PREFERRED STOCK (0.0%)
  OTHER (0.0%)
  (a)(b)2,003  Atlantic Gulf Communities Corp.(COST $20)......................      11
                                                                                ------

 NO. OF
WARRANTS
--------
WARRANTS (0.0%)
  OTHER
  (a)(b)2,812  Atlantic Gulf Communities Corp., Class A, expiring 6/23/04.....     --@
  (a)(b)2,812  Atlantic Gulf Communities Corp., Class B, expiring 6/23/04.....     --@
  (a)(b)2,812  Atlantic Gulf Communities Corp., Class C, expiring 6/23/04.....     --@
                                                                                ------
  TOTAL WARRANTS (COST $0)....................................................     --@
                                                                                ------

FACE
AMOUNT
(000)
------
SHORT-TERM INVESTMENT (9.3%)
  REPURCHASE AGREEMENT (9.3%)
        2,450  Chase Securities, Inc., 6.15%, dated 6/30/00,
                 due 7/3/00, to be repurchased at $2,451,
                 collateralized by U.S. Treasury Notes,
                 4.75%, due 11/15/08, valued at $2,501
                 (COST $2,450)................................................   2,450
                                                                                ------

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          U.S. REAL ESTATE PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                                JUNE 30, 2000
                                 (UNAUDITED)

                                                                                   AMOUNT
                                                                                   (000)
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.0%) (COST $27,573).............................            $28,058
                                                                                  -------
OTHER ASSETS (1.4%)
   Cash............................................................... $    35
   Dividends Receivable...............................................     196
   Receivable for Investments Sold....................................      63
   Receivable for Portfolio Shares Sold...............................      50
   Due from Adviser...................................................      20        364
                                                                       -------
LIABILITIES (-7.4%)
   Payable for Investment Purchased...................................  (1,248)
   Payable for Portfolio Shares Redeemed..............................    (625)
   Advisory Fees Payable..............................................     (43)
   Shareholder Reporting Expense Payable..............................     (18)
   Professional Fees Payable..........................................     (10)
   Administrative Fees Payable........................................      (8)
   Custodian Fees Payable.............................................      (5)    (1,957)
                                                                       -------    -------
NET ASSETS (100%).....................................................            $26,465
                                                                                  =======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
   Applicable to 2,516,296 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)...................................             $10.52
                                                                                  =======
NET ASSETS CONSIST OF:
Paid in Capital.......................................................            $26,267
Undistributed Net Investment Income...................................                541
Accumulated Net Realized Loss.........................................               (828)
Unrealized Appreciation on Investments................................                485
                                                                                  -------
NET ASSETS............................................................            $26,465
                                                                                  =======
--------------------------------------------------------------------------------------------------

(a)  -- Non-income producing security
(b)  -- Includes 1,878 restricted warrants.
@    -- Value is less than $500
REIT -- Real Estate Investment Trust

   The accompanying notes are an integral part of the financial statements.

                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        U.S. REAL ESTATE PORTFOLIO

                          STATEMENT OF OPERATIONS

                                                                                                   SIX MONTHS ENDED
                                                                                                      JUNE 30, 2000
                                                                                                        (UNAUDITED)
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                 $   488
  Interest                                                                                                       28
                                                                                                            -------
    Total Income                                                                                                516
                                                                                                            -------
EXPENSES:
  Investment Advisory Fees                                                                                       75
  Less: Fees Waived                                                                                             (42)
                                                                                                            -------
  Net Investment Advisory Fees                                                                                   33
  Administrative Fees                                                                                            26
  Shareholder Reports                                                                                            24
  Professional Fees                                                                                              13
  Custodian Fees                                                                                                  6
  Directors' Fees and Expenses                                                                                    1
  Other                                                                                                           1
                                                                                                            -------
    Net Expenses                                                                                                104
                                                                                                            -------
NET INVESTMENT INCOME                                                                                           412
                                                                                                            -------
NET REALIZED LOSS ON:
  Investments Sold                                                                                             (215)
                                                                                                            -------
CHANGE IN UNREALIZED APPRECIATION ON:
  Investments                                                                                                 2,532
                                                                                                            -------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION                                                       2,317
                                                                                                            -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $ 2,729
                                                                                                            =======
-------------------------------------------------------------------------------------------------------------------

                    STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED
                                                                                  JUNE 30, 2000          YEAR ENDED
                                                                                    (UNAUDITED)   DECEMBER 31, 1999
                                                                                          (000)               (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                $    412            $    763
  Net Realized Loss                                                                        (215)               (191)
  Change in Unrealized Appreciation/Depreciation                                          2,532              (1,047)
                                                                                       --------            --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                         2,729                (475)
                                                                                       --------            --------
DISTRIBUTIONS
  Net Investment Income                                                                      --                (870)
                                                                                       --------            --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                             21,209              13,268
  Distributions Reinvested                                                                   --                 870
  Redeemed                                                                              (13,439)            (11,961)
                                                                                       --------            --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                    7,770               2,177
                                                                                       --------            --------
  Total Increase in Net Assets                                                           10,499                 832
NET ASSETS:
  Beginning of Period                                                                    15,966              15,134
                                                                                       --------            --------
  End of Period (including undistributed net investment income
    of $541 and $129, respectively)                                                    $ 26,465            $ 15,966
                                                                                       ========            ========
---------------------------------------------------------------------------------------------------------------------------
(1)  Capital Share Transactions:
     Shares Subscribed                                                                    2,113               1,342
     Shares Issued on Distributions Reinvested                                               --                  98
     Shares Redeemed                                                                     (1,349)             (1,233)
                                                                                       --------            --------
     Net Increase in Capital Shares Outstanding                                             764                 207
                                                                                       ========            ========
---------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         U.S. REAL ESTATE PORTFOLIO

                            FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,
                                                                   ---------------------------
                                               SIX MONTHS ENDED                                      PERIOD FROM
                                               JUNE 30, 2000                                        MARCH 3, 1997*
                                                (UNAUDITED)        1999            1998           TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 9.11           $ 9.80          $11.41                $10.00
                                                 ------           ------          ------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.14             0.43            0.40                  0.17
  Net Realized and Unrealized Gain (Loss)          1.27            (0.59)          (1.63)                 1.61
                                                 ------           ------          ------                ------
    Total from Investment Operations               1.41            (0.16)          (1.23)                 1.78
                                                 ------           ------          ------                ------
DISTRIBUTIONS
  Net Investment Income                              --            (0.53)          (0.29)                (0.17)
  Net Realized Gain                                  --               --           (0.09)                (0.20)
                                                 ------           ------          ------                ------
    Total Distributions                              --            (0.53)          (0.38)                (0.37)
                                                 ------           ------          ------                ------
NET ASSET VALUE, END OF PERIOD                   $10.52           $ 9.11          $ 9.80                $11.41
                                                 ======           ======          ======                ======
TOTAL RETURN                                      15.48%           (1.47)%        (10.86)%               17.99%
                                                 ======           ======          ======                ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)               $26,465         $15,966          $15,134               $13,055
Ratio of Expenses to Average Net Assets            1.10%**         1.10%            1.10%                 1.10%**
Ratio of Net Investment Income to Average Net
  Assets                                           4.35%**         5.03%            4.14%                 3.14%**
Portfolio Turnover Rate                              12%             40%             100%                  114%
----------------
Effect of Voluntary Expense Limitation During
  the Period:
  Per Share Benefit to Net Investment Income      $0.01           $0.07            $0.06                 $0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   1.54%**         1.90%            1.73%                 2.32%**
  Net Investment Income to Average Net Assets      3.91%**         4.23%            3.51%                 1.92%**
-----------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized

   The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                   (UNAUDITED)

The Universal Institutional Funds, Inc., formerly Morgan Stanley Dean Witter Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio.The Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.


3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                   (UNAUDITED)

undistributed net investment income (loss), accumulated net realized gain
(loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                           FROM
                           FIRST           $500            MORE
                            $500        MILLION TO         THAN
PORTFOLIO                 MILLION       $1 BILLION      $1 BILLION
---------                 -------       ----------      ----------
U.S. Real Estate.........   0.80%           0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                        NET
 COST           APPRECIATION     DEPRECIATION       APPRECIATION
(000)              (000)             (000)              (000)
-----           ------------     ------------       ------------
$27,573            $1,781           $(1,296)            $485

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,627,000, and $2,182,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 and December 31, 2007 of approximately $236,000 and $164,000, respectively. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 1999 the Portfolio deferred to January 1, 2000, for U.S. Federal income tax purposes, post-October capital losses of $57,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

-----------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                                 VALUE PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                 VALUE PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------------------------------------------

Basic Resources                                       (5.4%)
Beverage & Personal Products                          (1.0%)
Consumer Durables                                     (9.3%)
Energy                                                (2.2%)
Financial Services                                   (21.9%)
Food, Tobacco & Other                                 (1.1%)
Health Care                                          (15.2%)
Heavy Industry/Transportation                        (16.1%)
Retail                                                (7.7%)
Technology                                           (12.3%)
Utilities                                             (7.7%)
Other                                                 (0.1%)

TOP FIVE HOLDINGS

                                                        PERCENT OF
SECURITY                          INDUSTRY              NET ASSETS
--------                          --------              ----------
HEALTHSOUTH Rehabilitation Corp.  Health Care              4.7%
Tenet Healthcare Corp.            Health Care              3.7%
Quantum Corp.                     Technology               3.1%
Liz Claiborne, Inc.               Retail                   3.0%
Chase Manhattan Corp.             Financial Services       2.9%

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
------------------------------------------------------------

                              TOTAL RETURNS(2)
                   -----------------------------------------
                              ONE           AVERAGE ANNUAL
                     YTD      YEAR        SINCE INCEPTION(3)
                   ------    ------       ------------------

PORTFOLIO .......  -3.53%   -15.55%             3.34%
INDEX ...........  -0.42      7.25             23.29


1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

TOP FIVE SECTORS

                                 VALUE    PERCENT OF
SECTOR                           (000)    NET ASSETS
------                           ------   ----------
Financial Services               $8,069      21.9%
Heavy Industry/Transportation     5,939      16.1
Health Care                       5,617      15.2
Technology                        4,551      12.3
Consumer Durables                 3,437       9.3



The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by the Portfolio's Adviser to be relatively undervalued based on various measures such as price/ earnings ratios and price/book ratios.

For the six months ended June 30, 2000, the Portfolio had a total return of -3.53% compared to -0.42% for the S&P 500 Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of -15.55% compared to 7.25% for the Index. For the period from inception on January 2, 1997 through June 30, 2000, the Portfolio had an average annual total return of 3.34% compared to 23.29% for the Index.

Early in the year, performance for the Portfolio showed mixed results. Performance in the month of March, 2000 was very positive for the Portfolio which returned 14.77% compared to 9.78% for the Index. However, the Portfolio's relative performance in the first two months of the year trailed the Index, so that results for the first quarter of 2000 produced negative comparisons. For the quarter-ended March 31, 2000, the Portfolio was up 1.12% while the Index gained 2.29%. Although stock selection was positive for the first quarter, this was more than offset by negative performance attribution from sector allocation in the Portfolio.

Positives were found in sector selection within the beverages & personal products, consumer services, financial services, retail and utilities sectors. And, while sector selection was a positive (or neutral) factor


[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED
ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
[/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

in seven out of fourteen industry groups, the negative performance attribution in the remaining groups created the relative performance shortfall. By far the most significant impact in performance came from the Portfolio's exposure to the technology sector. We have been underweight in the group, for valuation considerations, and this hurt relative performance disproportionately.

Stock selection, as noted above, was a mild positive for Portfolio performance. Here, individual stocks helped performance in nearly every industry sub-sector, although not by enough to boost relative performance into positive territory overall. Again, individual holdings in technology were the primary factor, influencing the Portfolio's performance relative to the benchmark for the first quarter.

Many things about the domestic equity markets changed during the second quarter of 2000. In general, stocks produced negative returns, with the Index losing 2.7% while the more volatile NASDAQ lost 13.3%. Technology shares underperformed the broad market as the speculative internet sector collapsed. Some value sectors of the market actually rallied during the period with the utility, food, and tobacco sectors producing strong absolute gains. But when all was said and done, disappointingly, one trend continued. The Russell Large Cap Growth Index (-2.7%) outperformed the Russell Large Cap Value Index (-4.7%). The Portfolio continued to be affected by investors' disdain for deep value stocks and returned -4.60% for the second quarter. For the entire first half of 2000, value stocks as represented by the Russell Index returned -4.2% while the Russell Growth Index generated a positive 4.2% return. Technology mania comes, value stocks underperform; technology mania goes, value stocks underperform. So it has been recently.

Interestingly, the past three years have witnessed many different economic and interest rate conditions: strong economic growth as well as a global growth recession, rising profit estimates and significant negative earnings revisions, interest rate hikes and interest rate cuts. Through it all, the only constant has been the outperformance of the large cap growth sector versus the large cap value sector. But even this picture does not accurately demonstrate the severe headwinds our low price-to-earnings value style has faced! Even the Russell 1000 Value Index contains a significant exposure to large/mega cap high price-to-earnings "growth" companies such as General Electric, Disney, Motorola, Hewlett Packard, Exxon, Comcast, Time Warner, Johnson and Johnson, Merck, American International Group and Worldcom. Value investors should note that this popular index price-to-earnings valuation of 18 times earnings is quite misleading. In fact, the Russell Value benchmark can be split into two components, a high price-to-earnings relative value sector and a deep absolute value component. At the end of the second quarter, the top half of the weighting in this "value" index traded for 33.5 times trailing earnings and 25.3 times forward profits. The remaining 50%, the true value component, trades for about 11 times forward earnings. It is this part of the stock market that represents our low price-to-earnings investable universe. And, unfortunately, low price-to-earnings value has fared even worse than the value benchmark over the past three years. Even within the value benchmark higher price-to-earnings stocks have outperformed.

Why has value investing suffered so much recently and what can cause a rotation back to this style? Since neither positive macroeconomic factors nor company fundamentals have provided value stocks with the opportunity to pay their owners in sustainable appreciation the issue must not relate to fundamentals. We have had ample opportunities to mark up many a low price-to-earnings company the past few years. We believe the issue, instead, must reside in the nature of the investment business itself. Two factors here are extremely relevant: cash flows and closet indexing. As most are aware, growth funds have taken considerable dollar market share from value funds in recent years. Growth managers buy growth companies and avoid non-growth companies irrespective of valuation as they have been conditioned to pay nearly any price for rapidly growing profits. Conversely, cheap stocks without a story seemingly have no valuation that makes them attractive for purchase. And so, for now at least, valuation is irrelevant because the investors with all the cash flow say so.

Closet indexing influences managers of all styles to own the largest components of their benchmarks, even if it only represents removing a negative bet. This generates a virtuous cycle where expensive stocks attract investors because of their large weight in an index. It is unfortunate that trends in the investment business impact so significantly the valuation of businesses and the performance of our valuation based investment process, but they do.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

What can happen to help the value investment style? We see three phenomena that may help value investors. First and foremost, would be a reversal of the cash flows back towards value and relative growth managers. Most likely this would occur after a cyclical bear market. Any attempt by investors to remove a substantial amount of cash from the equity market would require significant liquidation of index and large cap growth assets. Growth managers need to experience the same cash flow problems that value managers have experienced the past two years. Is a large cap growth stock bear market imminent? Many sectors of the broader market have already experienced bear market conditions. Sectors such as industrials, financials, retail, utilities, staples, basics, durables, and transportation appear to be in a bear market currently. The technology sector has held up on the backs of fewer and fewer stalwarts such as Sun, EMC, Intel, Oracle, and Cisco. Many second tier technology stocks have stumbled. The Internet bubble has finally burst. Should the currently unfolding economic slowdown temper demand for technology products and services and lead to earnings disappointments, technology shares could collapse. We would envision a 50% decline in the average technology stock in this environment. A major bear market in the tech sector would probably precipitate cash withdrawals from many technology laden aggressive growth funds.

A second event that may help value investors is the return of financial merger and acquisition activity. Many value stocks possess absolute valuations so low that financial buyers as well as strategic buyers can pay large premiums for these businesses and still generate attractive returns. Some sectors such as the food industry and small cap industrial sectors have seen meaningful merger activity recently. As the economy slows without receding, we expect consolidation and buyout activity to increase in other sectors including large cap industrials, financials, raw materials, durables, retail, and staples. This type of activity would support the current prices of many value companies despite a weakening in the large cap growth sectors.

The final event that may help the value investment style, perhaps counter-intuitively, is a general economic recession. The equity markets have been discounting a recession for the past three years. Most interest rate sensitive and economically sensitive stocks remain hostage to the concept that they should be purchased only after the next economic downturn. A recession may cause one last absolute decline in many value stocks, although relative performance should not suffer. However, recovery from the slowdown would restart the cyclical clock and would give all investors, including growth managers, the opportunity to play the next upcycle. We would gladly sacrifice one more rocky quarter of performance in order to precipitate a cyclical rotation into the economically sensitive sectors of the equity markets.

We continue to believe that the Portfolio remains well positioned to provide superior results, as the valuation characteristics are very favorable. The Portfolio's price-to-earnings multiple, price-to-cash flow and price-to-sales ratios are all at substantial discounts to the Index, in keeping with our Portfolio process methodology. When the market looks beyond the current period of Fed tightening, the Portfolio's relative valuations should be compelling. We believe our Portfolio may be rewarded handsomely for even a modest shift in investor psychology toward low price-to-earnings, value stocks.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                          VALUE
SHARES                                                    (000)
----------------------------------------------------------------
COMMON STOCKS (99.9%)
  BASIC RESOURCES (5.4%)
    BASIC CHEMICALS (2.2%)
     6,300      Eastman Chemical Co. ..................  $   301
    20,200      IMC Global, Inc. ......................      262
 (a)16,800      Solutia, Inc. .........................      231
                                                         -------
                                                             794
                                                         -------
    PAPER (0.7%)
     4,300      International Paper Co. ...............      128
     3,200      Weyerhaeuser Co. ......................      138
                                                         -------
                                                             266
                                                         -------
    SPECIALTY CHEMICALS (2.5%)
    27,000      Engelhard Corp. .......................      461
    21,400      Lubrizol Corp. ........................      449
                                                         -------
                                                             910
                                                         -------
   TOTAL BASIC RESOURCES ..............................    1,970
                                                         -------
   BEVERAGE & PERSONAL PRODUCTS (1.0%)
     PERSONAL PRODUCTS (1.0%)
    15,300      Fortune Brands, Inc. ..................      353
                                                         -------
  CONSUMER DURABLES (9.3%)
    AUTOMOBILES (2.3%)
    19,700      Ford Motor Co. ........................      847
                                                         -------
    AUTOMOTIVE RELATED (0.8%)
    13,700      Dana Corp. ............................      290
                                                         -------
    BUILDING & HOUSING (2.0%)
    30,800      Masco Corp. ...........................      556
    21,800      Owens Corning .........................      202
                                                         -------
                                                             758
                                                         -------
    FURNISHING & APPLIANCES (4.2%)
    16,500      Black & Decker Corp. ..................      649
     5,000      Maytag Corp. ..........................      184
    15,200      Whirlpool Corp. .......................      709
                                                         -------
                                                           1,542
                                                         -------
  TOTAL CONSUMER DURABLES .............................    3,437
                                                         -------
  ENERGY (2.2%)
    OIL - DOMESTIC & CRUDE (1.1%)
    16,000      USX-Marathon Group, Inc. ..............      401
                                                         -------
    OIL - INTERNATIONAL (1.1%)
    7,700       Texaco, Inc. ..........................      410
                                                         -------
  TOTAL ENERGY ........................................      811
                                                         -------
  FINANCIAL SERVICES (21.9%)
    BANKS (11.9%)
    11,900      Bank of America Corp. .................      512
    13,100      Bank One Corp. ........................      348
    23,550      Chase Manhattan Corp. .................    1,085
     7,050      First Union Corp. .....................      175
    17,029      Fleet Boston Financial Corp. ..........      579
    15,200      PNC Bank Corp. ........................      712
    33,300      Washington Mutual, Inc. ...............      961
                                                         -------
                                                           4,372
                                                         -------
    CREDIT & FINANCE (3.2%)
     8,900      Associates First Capital Corp., Class A  $   199
     6,900      Citigroup, Inc. .......................      416
     4,200      Federal Home Loan Mortgage Corp. ......      170
     3,300      Federal National Mortgage Association .      172
     5,400      Household International, Inc. .........      224
                                                         -------
                                                           1,181
                                                         -------
    INSURANCE (6.8%)
    21,700      Ace Ltd. ..............................      608
    15,900      Allstate Corp. ........................      354
     9,500      American General Corp. ................      579
     8,000      Everest Re Group Ltd. .................      263
    10,200      Hartford Financial Services Group, Inc.      571
       200      Transatlantic Holdings, Inc. ..........       17
     6,200      UnumProvident Corp. ...................      124
                                                         -------
                                                           2,516
                                                         -------
  TOTAL FINANCIAL SERVICES ............................    8,069
                                                         -------
  FOOD, TOBACCO & OTHER (1.1%)
    FOODS (1.1%)
    25,100      IBP, Inc. .............................      388
                                                         -------
  HEALTH CARE (15.2%)
    HEALTH SERVICES (13.9%)
     7,400      Aetna Life & Casualty Co. .............      475
 (a)75,170      Foundation Health Systems, Inc.,
                  Class A .............................      977
 (a)10,700      HCA - The Healthcare Co. ..............      325
(a)239,200      HEALTHSOUTH Rehabilitation Corp. ......    1,719
    51,000      Tenet Healthcare Corp. ................    1,377
  (a)2,579      Visteon Corp. .........................       32
  (a)2,900      Wellpoint Health Networks, Inc. .......      210
                                                         -------
                                                           5,115
                                                         -------
    HEALTH TECHNOLOGY (1.3%)
     8,600      Beckman Coulter, Inc. .................      502
                                                         -------
  TOTAL HEALTH CARE ...................................    5,617
                                                         -------
  HEAVY INDUSTRY/TRANSPORTATION (16.1%)
    AIR TRANSPORT (3.2%)
 (a)17,700      AMR Corp. .............................      468
    14,300      Delta Air Lines, Inc. .................      723
                                                         -------
                                                           1,191
                                                         -------
    BUSINESS SERVICES (0.8%)
 (a)15,400      Waste Management, Inc. ................      293
                                                         -------
    ELECTRICAL EQUIPMENT (1.2%)
    13,400      Honeywell International, Inc. .........      451
                                                         -------
    MACHINERY (7.9%)
    17,200      Cooper Industries, Inc. ...............      560
    18,600      Cummins Engine Co., Inc. ..............      507
     7,900      Eaton Corp. ...........................      530
  (a)7,800      Navistar International Corp. ..........      242
    24,350      Parker-Hannifin Corp. .................      834
     6,000      Tecumseh Products Co., Class A ........      229
                                                         -------
                                                           2,902
                                                         -------

    The accompanying notes are an integral part of the financial statements.


                                       4

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                          VALUE
SHARES                                                    (000)
----------------------------------------------------------------
 HEAVY INDUSTRY / TRANSPORTATION (CONT.)
   MISCELLANEOUS INDUSTRIALS (2.0%)
  (a)7,800      FMC Corp. .............................  $   452
     6,200      TRW, Inc. .............................      269
                                                         -------
                                                             721
                                                         -------
   RAILROADS (0.4%)
     7,000      Burlington Northern Santa Fe, Inc. ....      160
                                                         -------
   SHIPPING & FREIGHT (0.6%)
     9,700      CNF Transportation, Inc. ..............      221
                                                         -------
  TOTAL HEAVY INDUSTRY / TRANSPORTATION ...............    5,939
                                                         -------
  RETAIL (7.7%)
    APPAREL (5.4%)
 (a)15,300      Jones Apparel Group, Inc. .............      360
    31,800      Liz Claiborne, Inc. ...................    1,121
    21,000      V.F. Corp. ............................      500
                                                         -------
                                                           1,981
                                                         -------
    RESTAURANTS (1.5%)
 (a)19,200      Tricon Global Restaurants, Inc. .......      542
                                                         -------
    SPECIALTY SHOPS (0.8%)
 (a)21,200      Toys 'R' Us, Inc. .....................      309
                                                         -------
  TOTAL RETAIL ........................................    2,832
                                                         -------
  TECHNOLOGY (12.3%)
    COMPUTERS & OFFICE EQUIPMENT (3.6%)
(a)118,300      Quantum Corp. .........................    1,146
     9,200      Xerox Corp. ...........................      191
                                                         -------
                                                           1,337
                                                         -------
    ELECTRONICS (3.4%)
 (a)22,900      Arrow Electronics, Inc. ...............      710
     9,000      Avnet, Inc. ...........................      533
                                                         -------
                                                           1,243
                                                         -------
   SOFTWARE & SERVICES (5.3%)
    11,900      Computer Associations International,
                  Inc. ................................      609
    20,100      First Data Corp. ......................      997
    12,791      Sabre Group Holdings, Inc. ............      365
                                                         -------
                                                           1,971
                                                         -------
 TOTAL TECHNOLOGY ....................................     4,551
                                                         -------
 UTILITIES (7.7%)
   ELECTRIC POWER (0.5%)
       100      CMP Group, Inc. ......................         3
     3,617      Duke Energy Corp. ....................       204
                                                         -------
                                                             207
                                                         -------
   NATURAL GAS (1.0%)
     6,100      Coastal Corp. ........................       371
                                                         -------
   TELEPHONE SERVICES (6.2%)
    11,500      AT&T Corp. ...........................       364
    10,400      Bell Atlantic Corp. ..................       528
     6,200      GTE Corp. ............................       386
    23,100      SBC Communications, Inc. .............       999
                                                         -------
                                                           2,277
                                                         -------
 TOTAL UTILITIES .....................................     2,855
                                                         -------
 TOTAL COMMON STOCKS (COST $40,926) ..................   $36,822
                                                         -------

   FACE
  AMOUNT
   (000)
  ------
SHORT-TERM INVESTMENT (1.1%)
  REPURCHASE AGREEMENT (1.1%)
       424      Chase Securities, Inc., 6.15%,
                  dated 6/30/00, due 7/3/00, to be
                  repurchased at $424, collateralized
                  by U.S. Treasury Notes, 6.875%,
                  due 1/15/05, valued at $434
                  (COST $424) .........................      424
                                                         -------
TOTAL INVESTMENTS (101.0%) (COST $41,350) .............   37,246
                                                         -------
OTHER ASSETS (0.2%)
  Cash  .......................................   $   1
  Dividends Receivable ........................      44
  Due from Adviser ............................      21
  Receivable for Portfolio Shares Sold ........       9       75
                                                  -----
LIABILITIES (-1.2%)
  Payable for Investments Purchased ...........    (310)
  Investment Advisory Fees Payable ............     (55)
  Payable for Portfolio Shares Redeemed .......     (31)
  Shareholder Reporting Expense Payable .......     (27)
  Professional Fees Payable ...................     (15)
  Administrative Fees Payable .................      (8)
  Custodian Fees Payable ......................      (6)
  Director's Fees and Expenses Payable ........      (1)    (453)
                                                  -----  -------
NET ASSETS (100%) .....................................  $36,868
                                                         =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 3,551,150 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)           $ 10.38
                                                         =======
NET ASSETS CONSIST OF:
Paid in Capital .......................................  $40,229
Undistributed Net Investment Income ...................      212
Accumulated Net Realized Gain .........................      531
Unrealized Depreciation on Investments ................   (4,104)
                                                         -------
NET ASSETS ............................................  $36,868
                                                         =======
--------------------------------------------------------------------------------

(a) -- Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO


                             STATEMENT OF OPERATIONS

                                                                                                  SIX MONTHS ENDED
                                                                                                     JUNE 30, 2000
                                                                                                       (UNAUDITED)
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                $   326
  Interest                                                                                                      47
                                                                                                           -------
    Total Income                                                                                               373
                                                                                                           -------
EXPENSES:
  Investment Advisory Fees                                                                                     104
  Less: Fees Waived                                                                                            (43)
                                                                                                           -------
  Net Investment Advisory Fees                                                                                  61
  Administrative Fees                                                                                           50
  Shareholder Reports                                                                                           25
  Professional Fees                                                                                             15
  Custodian Fees                                                                                                 7
  Directors' Fees and Expenses                                                                                   1
  Other                                                                                                          1
                                                                                                           -------
    Net Expenses                                                                                               160
                                                                                                           -------
NET INVESTMENT INCOME                                                                                          213
                                                                                                           -------
NET REALIZED GAIN ON:
  Investments Sold                                                                                             746
                                                                                                           -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                               (2,210)
                                                                                                           -------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                        (1,464)
                                                                                                           -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $(1,251)
                                                                                                           =======
------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                              JUNE 30, 2000             YEAR ENDED
                                                                                (UNAUDITED)      DECEMBER 31, 1999
                                                                                      (000)                  (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                           $   213              $   392
  Net Realized Gain (Loss)                                                            746                  (53)
  Change in Unrealized Appreciation/Depreciation                                   (2,210)              (1,249)
                                                                                  -------              -------
  Net Decrease in Net Assets Resulting from Operations                             (1,251)                (910)
                                                                                  -------              -------
DISTRIBUTIONS
  Net Investment Income                                                              --                   (403)
  In Excess of Net Investment Income                                                 --                     (1)
                                                                                  -------              -------
  Total Distributions                                                                --                   (404)
                                                                                  -------              -------
CAPITAL SHARE TRANSACTIONS(1):
  Subscribed                                                                        6,017               19,378
  Distributions Reinvested                                                           --                    404
  Redeemed                                                                         (5,097)              (7,359)
                                                                                  -------              -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                920               12,423
                                                                                  -------              -------
  Total Increase (Decrease) in Net Assets                                            (331)              11,109
NET ASSETS:
  Beginning of Period                                                              37,199               26,090
                                                                                  -------              -------
  End of Period (including undistributed/(distributions in excess of)
    net investment income of $212 and $(1), respectively)                         $36,868              $37,199
                                                                                  =======              =======
---------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                 567                1,721
    Shares Issued on Distributions Reinvested                                          --                   39
    Shares Redeemed                                                                  (472)                (654)
                                                                                  -------              -------
    Net Increase in Capital Shares Outstanding                                         95                1,106
                                                                                  =======              =======
---------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED DECEMBER 31,
                                                                        -----------------------------
                                                       SIX MONTHS ENDED                                       PERIOD FROM
                                                         JUNE 30, 2000                                     JANUARY 2, 1997*
                                                          (UNAUDITED)         1999        1998++         TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                           $ 10.76          $ 11.10      $ 11.78                $ 10.00
                                                           -------          -------      -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                       0.06             0.13         0.19                   0.10
  Net Realized and Unrealized Gain (Loss)                    (0.44)           (0.34)       (0.45)                  1.99
                                                           -------          -------      -------                -------
    Total from Investment Operations                         (0.38)           (0.21)       (0.26)                  2.09
                                                           -------          -------      -------                -------
DISTRIBUTIONS
  Net Investment Income                                         --            (0.13)       (0.16)                 (0.10)
  In Excess of Net Investment Income                            --            (0.00)+         --                  (0.00)+
  Net Realized Gain                                             --               --        (0.17)                 (0.21)
  In Excess of Net Realized Gain                                --               --        (0.09)                    --
                                                           -------          -------      -------                -------
    Total Distributions                                         --            (0.13)       (0.42)                 (0.31)
                                                           -------          -------      -------                -------
NET ASSET VALUE, END OF PERIOD                             $ 10.38          $ 10.76      $ 11.10                $ 11.78
                                                           =======          =======      =======                =======
TOTAL RETURN                                                 (3.53)%          (1.82)%      (2.13)%                20.98%
                                                           =======          =======      =======                =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                          $36,868          $37,199      $26,090                $14,664
Ratio of Expenses to Average Net Assets                       0.85%**          0.85%        0.85%                  0.85%**
Ratio of Net Investment Income (Loss) to Average Net          1.13%**          1.26%        1.57%                  1.70%**
 Assets
Portfolio Turnover Rate                                         28%              43%          45%                    34%
---------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income               $  0.01          $  0.04      $  0.05                $  0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                              1.08%**          1.22%        1.32%                  1.87%**
  Net Investment Income to Average Net Assets                 0.90%**          0.89%        1.10%                  0.68%**
-----------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.





    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by the Portfolio's Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM
                              FIRST         $500          MORE
                              $500       MILLION TO       THAN
PORTFOLIO                    MILLION     $1 BILLION     $1 BILLION
---------                    -------     ----------     ----------
Value.....................    0.55%         0.50%          0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six month period ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
 COST      APPRECIATION    DEPRECIATION    DEPRECIATION
(000)         (000)            (000)           (000)
-----      ------------    ------------    ------------
$41,350     $1,962          $(6,066)         $(4,104)

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,665,000 and $9,908,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000. During the six months ended June 30, 2000, the portfolio incurred $7,302 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 1999 the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2007 of approximately $82,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 1999 the Portfolio deferred to January 1, 2000, for U.S. Federal income tax purposes, post-October capital losses of $99,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
  Chairman and Director, Morgan Stanley Dean Witter
  Investment Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited; Managing
  Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.




                              TECHNOLOGY PORTFOLIO




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------------------------------------------

Other                                                 (1.6%)
Test, Analysis & Instrumentation Equipment            (1.0%)
Software Products                                    (14.9%)
Semiconductor Manufacturing                          (18.6%)
Semiconductor Capital Equipment Manufacturing         (3.0%)
Other - Technology                                   (11.3%)
Biotechnology                                         (5.4%)
Data Communications                                  (28.6%)
Data Storage & Processing                             (2.5%)
Electronic Equipment                                  (9.5%)
Information Processing                                (2.0%)
Medical Technology                                    (0.5%)
Micro Computer Manufacturing                          (1.1%)

TOP FIVE HOLDINGS

                                                         PERCENT OF
SECURITY                         INDUSTRY                NET ASSETS
--------                         --------                ----------
Nortel Networks Corp.       Data Communications             3.8%
Transwitch Corp.            Data Communications             3.2%
E-Tek Dynamics, Inc.        Data Communications             2.8%
Cisco Systems, Inc.         Data Communications             2.8%
QLogic Corp.                Semiconductor Manufacturing     2.3%

PERFORMANCE COMPARED TO THE S & P 500
INDEX, NASDAQ COMPOSITE INDEX(1)
-----------------------------------------------

                          TOTAL RETURNS(2)
                   ----------------------------
                     YTD     SINCE INCEPTION(3)
                   ------    ------------------
PORTFOLIO          16.48%        44.61%
S&P 500 INDEX      -0.42          5.44
NASDAQ             -2.54         18.88

1. The S & P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation. The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the NASDAQ stock market.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on November 30, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its total assets in securities of foreign issuers.

For the six months ended June 30, 2000, the Portfolio had a total return of 16.48% compared to -0.42% for the S&P 500 Index (the"Index") and -2.54% for the Nasdaq Composite Index. For the period from inception on November 30, 1999 through June 30, 2000, the Portfolio had a total return of 44.61% compared to 5.44% for the Index and 18.88% for the Nasdaq Composite Index.

The first half of 2000 was marked by increased volatility for U.S. equity markets primarily due to rising interest rates. After a period of strong appreciation in the first quarter of the year, many of the best performing technology names corrected significantly in April and May. In June, the category bounced back with the Nasdaq appreciating about 17%.

Consistent with our strategy, we increased exposure to higher quality, more proven companies during the first half of the year and reduced weightings in others we felt were more vulnerable in tougher market

[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED
ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
[/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

environments. For example, during April we added to our positions in companies such as Nortel, Texas Instruments, Oracle, and Sun Microsystems. When the market rebounded in June, our emphasis on higher quality, less speculative companies helped the Portfolio, as they were the first to benefit from the recovery.

Despite heightened stock market volatility this year, our companies continue to experience strong underlying business fundamentals. Specifically, we continue to favor companies that supply components needed to build out next generation telecommunications networks. Nortel Networks has been one of the top contributors to the Portfolio's performance and remains a top ten position. The company is a leader in optical networking, broadband access systems, and wireless data networks. Given that service providers such as Qwest Communications and Vodaphone Airtouch need to significantly upgrade their current networks in order to maintain service quality customer satisfaction, we anticipate Nortel's business momentum to remain strong for the foreseeable future regardless of the interest rate environment.

Terayon Communication Systems (0.5% of net assets), another significant contributor to recent performance, also has the "arms dealer" type business model we prefer. The company is the premier manufacturer of cable internet access equipment. As a result, Terayon has benefitted and should continue to benefit, from increased capital spending by cable companies, who need to enhance their networks in order to offer broadband services such as internet access to their customers. Year-to-date, Terayon's stock has appreciated 261%.

Our largest detractor from performance during the first half of the year was Harmonic Lightwaves; however, we remain bullish on its long-term outlook. The company is a leading supplier of optical and broadband access equipment to the cable industry. Like Nortel and Terayon, Harmonic is well positioned to capitalize on the continued build out of broadband access networks; however, two issues recently caused investor concerns and stock price volatility. First, the company's largest customer, AT&T, had a pause in their investment cycle. Second, Divicom, a recent acquisition, has seen a slowdown in its business. After prudent due diligence, we have concluded that these problems are of a temporary nature, and remain confident in Harmonic's long-term prospects.

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter, we are very optimistic about the long-term prospects for technology stocks going forward. Signs of a soft landing, as well as strong fundamentals, and compelling business opportunities create a favorable environment for long-term investing.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                          VALUE
SHARES                                                    (000)
----------------------------------------------------------------
COMMON STOCKS (98.3%)
  TECHNOLOGY (98.3%)
    BIOTECHNOLOGY (5.4%)
     (a)3,950   Aclara BioSciences, Inc. ..............  $   201
    (a)15,550   Biosource International, Inc. .........      346
     (a)6,800   Corixa Corp. ..........................      292
     (a)6,150   CV Therapeutics, Inc. .................      426
     (a)6,000   Exelixis, Inc. ........................      200
     (a)2,200   Genentech, Inc. .......................      378
     (a)5,100   Gilead Sciences, Inc. .................      363
     (a)3,600   Medimmune, Inc. .......................      266
     (a)2,400   Millennium Pharmaceuticals, Inc. ......      269
    (a)17,050   NPS Pharmaceuticals, Inc. .............      456
     (a)5,850   Tularik, Inc. .........................      173
                                                         -------
                                                           3,370
                                                         -------
    DATA COMMUNICATIONS (28.6%)
     (a)7,950   Advanced Fibre Communications, Inc. ...      360
    (a)15,600   American Tower Corp., Class  A ........      650
     (a)2,050   China Telecom (Hong Kong) Ltd. ADR ....      365
     (a)3,350   CIENA Corp. ...........................      558
    (a)27,500   Cisco Systems, Inc. ...................    1,748
     (a)7,850   CTC Communications Group, Inc. ........      283
     (a)3,350   Ditech Communications Corp. ...........      317
        6,750   E-Tek Dynamics, Inc. ..................    1,781
    (a)12,000   Efficient Networks, Inc. ..............      883
     (a)2,550   Gilat Satellite Networks Ltd. .........      177
    (a)36,000   Harmonic Lightwaves, Inc. .............      891
     (a)9,800   Metromedia Fiber Network, Inc., Class A      389
    (a)21,300   NET2000 Communications, Inc. ..........      349
     (a)1,650   Next Level Communications, Inc. .......      141
       12,450   Nokia Corp. ADR .......................      622
       35,150   Nortel Networks Corp. .................    2,399
    (a)19,650   Powerwave Technologies, Inc. ..........      865
     (a)7,650   Proxim, Inc. ..........................      757
     (a)4,950   RF Micro Devices, Inc. ................      434
     (a)9,900   SBA Communications Corp. ..............      514
        8,650   Scientific-Atlanta, Inc. ..............      644
     (a)2,650   Sycamore Networks, Inc. ...............      292
     (a)4,500   Terayon Communication Systems, Inc. ...      289
    (a)25,900   Transwitch Corp. ......................    1,999
        6,800   Vodafone AirTouch plc ADR .............      282
                                                         -------
                                                          17,989
                                                         -------
    DATA STORAGE & PROCESSING (2.5%)
    (a)15,750   SanDisk Corp. .........................      964
     (a)5,225   VERITAS Software Corp. ................      590
                                                         -------
                                                           1,554
                                                         -------
    ELECTRONIC EQUIPMENT (9.5%)
     (a)7,950   DDI Corp. .............................      226
        9,100   Ericsson Telecommunications ADR .......      182
     (a)2,500   Foundry Networks, Inc. ................      275
    (a)10,300   Intersil Holding Corp. ................      557
     (a)3,900   Juniper Networks, Inc. ................      568
    (a)11,650   LSI Logic Corp. .......................      630
    (a)13,600   Micrel, Inc. ..........................      591
     (a)7,425   Microchip Technology, Inc. ............      433
     (a)4,400   National Semiconductor Corp. ..........      250
        7,650   PE Corp.-PE Biosystems Group ..........      504
     (a)3,550   SDL, Inc. .............................    1,012
        7,950   Tyco International Ltd. ...............      377
     (a)2,750   Waters Corp. ..........................      343
                                                         -------
                                                           5,948
                                                         -------

    INFORMATION PROCESSING (2.0%)
        3,175   Corning, Inc. .........................      857
     (a)8,400   Pegasus Communications Corp. ..........      412
                                                         -------
                                                           1,269
                                                         -------

    MEDICAL TECHNOLOGY (0.5%)
        5,000   PerkinElmer, Inc. .....................      331
                                                         -------
    MICRO COMPUTER MANUFACTURING (1.1%)
     (a)7,400   Sun Microsystems, Inc. ................      673
                                                         -------
    MINI & MAINFRAME COMPUTER MANUFACTURING (0.0%)
  (a)(d)4,400   Zi Corp. ..............................       24
                                                         -------
    SEMICONDUCTOR CAPITAL EQUIPMENT MANUFACTURING (3.0%)
     (a)5,200   Applied Materials, Inc. ...............      471
    (a)13,050   KLA Tencor Corp. ......................      764
    (a)10,450   Novellus Systems, Inc. ................      591
     (a)1,428   Taiwan Semiconductor Manufacturing Co.
                   Ltd. ADR ...........................       56
                                                         -------
                                                           1,882
                                                         -------
    SEMICONDUCTOR MANUFACTURING (18.6%)
    (a)12,550   Advanced Micro Devices, Inc. ..........      969
     (a)4,300   Altera Corp. ..........................      438
     (a)9,750   Analog Devices, Inc. ..................      741
    (a)12,450   ASM International N.V. ................      330
    (a)22,050   ASM Lithography Holding N.V. ..........      973
     (a)6,950   Atmel Corp. ...........................      256
     (a)4,250   Bookham Technology plc ADR ............      252
     (a)2,150   Broadcom Corp., Class A ...............      471
     (a)1,000   Chartered Semiconductor ADR ...........       90
    (a)12,350   Cypress Semiconductor Corp., Ltd. ADR .      522
     (a)7,200   hi/fn, Inc. ...........................      319
     (a)2,750   Infineon Technologies AG ADR ..........      218
       10,650   Intel Corp. ...........................    1,424
    (a)15,250   Lam Research Corp. ....................      572
        6,600   Linear Technology Corp. ...............      422
    (a)13,650   Maxim Intergrated Products, Inc. ......      927
        8,507   Motorola, Inc. ........................      247
     (a)3,400   PMC-Sierra, Inc. ......................      604
    (a)22,250   QLogic Corp. ..........................    1,470
        6,400   Texas Instruments, Inc. ...............      440
                                                         -------
                                                          11,685
                                                         -------
    SOFTWARE PRODUCTS (14.9%)
    (a)25,700   Accord Networks Ltd. ..................      238
       (a)600   Akamai Technologies, Inc. .............       71
     (a)4,400   Ariba, Inc. ...........................      431
     (a)6,500   BEA Systems, Inc. .....................      321
     (a)5,100   Cacheflow, Inc. .......................      314

    The accompanying notes are an integral part of the financial statements.


                                       3

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                          VALUE
SHARES                                                    (000)
----------------------------------------------------------------
    SOFTWARE PRODUCTS (CONT.)
     (a)1,425   Digital Island, Inc. ..................  $    69
     (a)8,200   Documentum, Inc. ......................      733
       (a)750   Espeed, Inc., Class A .................       33
    (a)32,700   Genuity, Inc. .........................      299
     (a)1,200   i2 Technologies, Inc. .................      125
     (a)6,500   Informatica Corp. .....................      533
     (a)3,200   Inktomi Corp. .........................      378
    (a)11,800   Mediaplex, Inc. .......................      228
     (a)4,000   Mercury Interactive Corp. .............      387
     (a)2,050   Micromuse, Inc. .......................      339
       (a)300   Oni Systems Corp. .....................       35
     (a)9,350   Oracle Corp. ..........................      786
    (a)11,550   Portal Software, Inc. .................      738
     (a)9,950   PSInet, Inc. ..........................      250
     (a)9,600   PurchasePro.com, Inc. .................      394
     (a)3,500   Rational Software Corp. ...............      325
     (a)9,750   Red Hat, Inc. .........................      264
    (a)58,750   SAGA Systems, Inc. ....................      731
     (a)3,800   TIBCO Software, Inc. ..................      407
     (a)7,550   Vignette Corp. ........................      393
     (a)5,800   Virage, Inc. ..........................      105
     (a)3,500   Yahoo!, Inc. ..........................      434
                                                         -------
                                                           9,361
                                                         -------
    TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (1.0%)
     (a)3,000   Credence Systems Corp. ................      166
     (a)6,240   Veeco Instruments, Inc. ...............      457
                                                         -------
                                                             623
                                                         -------
    OTHER TECHNOLOGY (11.2%)
    (a)12,500   Asyst Technologies, Inc. ..............      428
     (a)2,450   Brocade Communications System, Inc. ...      450
     (a)6,950   Corporate Executive Board Co. .........      416
     (a)1,300   Exfo Electro Optical Engineering, Inc..      57
     (a)7,700   Extreme Networks, Inc. ................      812
     (a)3,850   Netegrity, Inc. .......................      290
    (a)15,891   NEXTLINK Communications, Inc. .........      603
     (a)7,350   Pinnacle Holdings, Inc. ...............      397
       (a)900   Precise Software Solutions, Ltd. ......       22
     (a)5,400   Redback Networks, Inc. ................      961
     (a)1,700   StorageNetworks, Inc. .................      153
     (a)1,100   Stratos Lightwave, Inc. ...............       31
    (a)19,000   TV Guide, Inc. ........................      651
     (a)8,161   VeriSign, Inc. ........................    1,440
    (a)19,700   Vertel Corp. ..........................      345
                                                         -------
                                                           7,056
                                                         -------
TOTAL COMMON STOCKS (COST $62,849) ....................   61,765
                                                         -------
PREFERRED STOCK (0.1%)
  OTHER-TECHNOLOGY (0.1%)
  (a)(d)8,000   Warp Solutions (COST $ 24) ............       40
                                                         -------
SHORT-TERM INVESTMENT (2.3%)
  REPURCHASE AGREEMENT (2.3%)
        1,449   Chase Securities, Inc., 6.15%, dated
                6/30/00, due 7/3/00, to be repurchased
                at $1,450, collaterlized by U.S.
                Treasury Notes, 8.75%, due 5/15/20,
                valued at $1,480 (COST $1,449) ........    1,449
                                                         -------
TOTAL INVESTMENTS (100.7%) (COST $64,322) .............   63,254
                                                         -------
OTHER ASSETS (0.8%)
  Cash ........................................   $  12
  Receivable for Investments Sold .............     394
  Receivable for Portfolio Shares Sold ........      57
  Due from Adviser ............................      45
  Dividends Receivable ........................       2      510
                                                  -----
LIABILITIES (-1.5%)
  Payable for Investments Purchased ...........    (746)
  Investment Advisory Fees Payable ............    (101)
  Custodian Fees Payable ......................     (41)
  Administrative Fees Payable .................     (14)
  Professional Fees Payable ...................     (11)
  Shareholder Reporting Expense Payable .......      (3)    (916)
                                                  -----  -------
NET ASSETS (100%) .....................................  $62,848
                                                         =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 4,359,708 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)           $ 14.42
                                                         =======
NET ASSETS CONSIST OF:
Paid in Capital ....................................... $ 66,144
Accumulated Net Investment Loss .......................     (134)
Accumulated Net Realized Loss .........................   (2,094)
Unrealized Depreciation on Investments ................   (1,068)
NET ASSETS ............................................  $62,848
                                                         =======
--------------------------------------------------------------------------------

(a) -- Non-income producing security
(d) -- Security valued at fair value -- see note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
ADR -- American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                  SIX MONTHS ENDED
                                                                                                     JUNE 30, 2000
                                                                                                       (UNAUDITED)
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                 $    77
  Dividends                                                                                                      6
                                                                                                           -------
    Total Income                                                                                                83
                                                                                                           -------
EXPENSES:
  Investment Advisory Fees                                                                                     149
  Less: Fees Waived                                                                                            (47)
                                                                                                           -------
  Net Investment Advisory Fees                                                                                 102
  Custodian Fees                                                                                                50
  Professional Fees                                                                                             10
  Administrative Fees                                                                                           48
  Shareholder Reports                                                                                            5
  Directors' Fees and Expenses                                                                                   1
  Other                                                                                                          1
                                                                                                           -------
    Net Expenses                                                                                               217
                                                                                                           -------
NET INVESTMENT LOSS                                                                                           (134)
                                                                                                           -------
NET REALIZED LOSS ON:
  Investments Sold                                                                                          (2,105)
                                                                                                           -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                               (1,559)
                                                                                                           -------
NET REALIZED LOSS AND CHANGE IN UNREALIZED DEPRECIATION                                                     (3,664)
                                                                                                           -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $(3,798)
                                                                                                           =======
------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED            PERIOD FROM
                                                                              JUNE 30, 2000     NOVEMBER 30, 1999*
                                                                                (UNAUDITED)   TO DECEMBER 31, 1999
                                                                                      (000)                  (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                              $  (134)               $   (1)
  Net Realized Gain                                                                 (2,105)                   18
  Change in Unrealized Appreciation/Depreciation                                    (1,559)                  491
                                                                                  --------              --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   (3,798)                  508
                                                                                  --------              --------
DISTRIBUTIONS
  Net Investment Income                                                               --                      (6)
                                                                                  --------              --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                        73,663                 3,153
  Redeemed                                                                         (10,672)                 --
                                                                                  --------              --------
  Net Increase in Net Assets Resulting from Capital Share Transactions              62,991                 3,153
                                                                                  --------              --------
  Total Increase in Net Assets                                                      59,193                 3,655
NET ASSETS:
  Beginning of Period                                                                3,655                  --
                                                                                  --------              --------
  End of Period (including (accumulated)/undistributed net investment
     (loss) income of $(134) and $0, respectively)                                 $62,848                $3,655
                                                                                  ========              ========
-----------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                4,847                   295
    Shares Redeemed                                                                   (783)                 --
                                                                                  --------              --------
    Net Increase in Capital Shares Outstanding                                       4,064                   295
                                                                                  ========              ========
-----------------------------------------------------------------------------------------------------------------
    *Commencement of operations





    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                            SIX MONTHS ENDED                   PERIOD FROM
                                                                              JUNE 30, 2000                 NOVEMBER 30, 1999*
                                                                               (UNAUDITED)               TO DECEMBER 31, 1999++
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $  12.38                         $  10.00
                                                                               --------                         --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                                   (0.07)                            0.00+
   Net Realized and Unrealized Gain (Loss)                                         2.11                             2.41
                                                                               --------                         --------
      Total from Investment Operations                                             2.04                             2.41
                                                                               --------                         --------
DISTRIBUTIONS
   Net Investment Income                                                             --                            (0.03)
                                                                               --------                         --------
NET ASSET VALUE, END OF PERIOD                                                 $  14.42                         $  12.38
                                                                               ========                         ========
TOTAL RETURN                                                                      16.48%                           24.16%
                                                                               ========                         ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                              $ 62,848                         $  3,655
Ratio of Expenses to Average Net Assets                                            1.15%**                          1.15%**
Ratio of Net Investment Income (Loss) to Average Net Assets                       (0.71)%**                        (0.39)%**
Portfolio Turnover Rate                                                              57%                               6%
--------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                                  $   0.01                         $   0.05
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                                  1.40%**                         12.57%**
   Net Investment Loss to Average Net Assets                                      (0.96)%**                       (11.82)%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
++ Per share amounts are based on average shares outstanding
+  Amount is less than $0.01 per share





    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The investment objective of the Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total assets in securities of foreign companies to participate sufficiently in the global tech technology market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)

undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                              FROM             MORE
                             FIRST         $500 MILLION        THAN
PORTFOLIO                 $500 MILLION    TO $1 BILLION    $1 BILLION
---------                 ------------    -------------    ----------
Technology.............       0.80%           0.75%            0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                  NET
                APPRECIATION   DEPRECIATION   DEPRECIATION
COST (000)         (000)           (000)          (000)
---------       ------------   -------------- ------------
$ 64,322            $6,406        $(7,474)      $(1,068)

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $82,828,000 and $20,180,000 respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019




--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.






                            MID CAP GROWTH PORTFOLIO





                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO


                               INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------------------------------------------
[CHART]

Other                                         (1.3%)
Utilities                                    (10.8%)
Technology                                   (33.5%)
Retail                                        (3.9%)
Beverage & Personal Products                  (1.2%)
Consumer Durables                             (1.0%)
Consumer Services                            (13.9%)
Energy                                        (6.9%)
Financial Services                            (1.3%)
Heavy Industry/Transport                     (14.5%)
Healthcare                                   (11.7%)


TOP FIVE HOLDINGS

                                                                   PERCENT OF
SECURITY                           INDUSTRY                        NET ASSETS
--------                           --------                        ----------
SDL, Inc.                          Technology                        2.2%
Exodus Communications, Inc.        Technology                        2.0%
ADC Telecommunications, Inc.       Technology                        1.9%
Jabil Circuit, Inc.                Heavy Industry/Transport          1.7%
Rational Software Corp.            Technology                        1.6%

PERFORMANCE COMPARED TO THE
S&P MID CAP 400 INDEX(1)
--------------------------------------------------

                          TOTAL RETURNS(2)
                 ---------------------------------
                    YTD         SINCE INCEPTION (3)
                 --------      -------------------
PORTFOLIO ......   5.64%              46.20%
INDEX ..........   8.97               31.42

1. The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.   Commenced operations on October 18, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $10 billion, but the range fluctuates over time with changes in the equity market. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than the investments in the general equity markets.

For the six months ended June 30, 2000, the Portfolio had a total return of 5.64% compared to 8.97% for the S&P Mid Cap 400 Index (the"Index"). For the period from inception on October 18, 1999 through June 30, 2000, the Portfolio had a total return of 46.20% compared to 31.42% for the Index.

The Portfolio underperformed the Index for the first half of 2000. While it slightly outperformed during the first quarter of 2000, it lagged in April and May. The Portfolio made another strong showing in June 2000.

Despite the volatility caused by investor fears of aggressive Fed tightening, technology was the best performing sector. It ended the first half of the year with a rally among the highest quality names in June 2000. Overweight positions in telephone services, particularly competitive local exchange carriers (CLECs), and consumer services, as many of the media and advertising companies we favored corrected after their strong run-ups in 1999, negatively impacted the Portfolio. Our underweight positions of financials and basic resources helped the Portfolio, particularly during June.

As we moved into the second quarter of 2000 we were shifting to a more diverse mix of stable and aggressive growers, in anticipation of a broadening market. We upgraded the quality of the Portfolio by focusing on companies with the following characteristics: higher earnings quality, no need for financing, and nearer-term profitability. In addition, many stocks corrected beginning in mid-March and continuing

[SIDENOTE]
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
[/SIDENOTE]

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO


                           INVESTMENT OVERVIEW (CONT.)


into May 2000, giving us the ability to add to holdings with good fundamentals at attractive valuation levels.

Going into the second half of the year, we believe that the Fed is successfully slowing the economy; however, we will continue to watch the economic data carefully to judge the magnitude of this slowdown. We believe our diverse mix of stable and aggressive growers leaves us well positioned to react to changes in the economy.



July 2000

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS
                                  JUNE 30, 2000
                                  (UNAUDITED)

                                                                          VALUE
SHARES                                                                    (000)
---------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
  BEVERAGE & PERSONAL PRODUCTS (1.2%)
    PERSONAL PRODUCTS (1.2%)
              1,300   Estee Lauder Co., Class A ........................ $   64
                                                                         ------
 CONSUMER DURABLES (1.0%)
    AUTOMOTIVE RELATED (1.0%)
              1,300   Harley-Davidson, Inc. ............................     50
                                                                         ------
 CONSUMER SERVICES (13.9%)
    ENTERTAINMENT & LEISURE (4.1%)
           (a)2,700   AT & T Corp.-Liberty Media Group, Class A ........     65
           (a)1,100   Liberty Digital, Inc., Class A ...................     33
              1,500   MGM Grand, Inc. ..................................     48
           (a)2,000   Premier Parks, Inc. ..............................     46
           (a)1,600   Ticketmaster Online-CitySearch, Inc., Class B ....     26
                                                                         ------
                                                                            218
                                                                         ------
    OTHER (0.8%)
             (a)800   HomeStore.com, Inc. ..............................     23
           (a)1,000   MyPoints.com, Inc. ...............................     19
                                                                         ------
                                                                             42
                                                                         ------
    PUBLISHING & BROADCASTING (9.0%)
           (a)1,400   Acxiom Corp. .....................................     38
             (a)800   Cablevision Systems Corp., Class A ...............     54
           (a)1,400   Citadel Communications Corp. .....................     49
           (a)1,300   Hispanic Broadcasting Corp. ......................     43
             (a)900   Lamar Advertising Co. ............................     39
              1,600   The Readers Digest Association, Inc., Class A ....     64
           (a)1,800   TV Guide, Inc. ...................................     62
             (a)500   Univision Communications, Inc. ...................     52
              1,300   Young & Rubicam, Inc. ............................     74
                                                                         ------
                                                                            475
                                                                         ------
    TOTAL CONSUMER SERVICES ............................................    735
                                                                         ------
    ENERGY (6.9%)
      NATURAL GAS (0.8%)
                652   Dynegy, Inc. .....................................     44
                                                                         ------
      OIL - OFFSHORE DRILLING (2.3%)
           (a)1,800   Global Marine, Inc. ..............................     51
           (a)1,700   Nabors Industries, Inc. ..........................     70
                                                                         ------
                                                                            121
                                                                         ------
      OIL - DOMESTIC & CRUDE (1.3%)
              1,400   Noble Affiliates, Inc. ...........................     52
             (a)400   Triton Energy Ltd. ...............................     16
                                                                         ------
                                                                             68
                                                                         ------
      OIL - WELL EQUIPMENT & SERVICE (2.5%)
             (a)700   BJ Services Co. ..................................     44
             (a)600   Smith International, Inc. ........................     44
           (a)1,941   Varco International, Inc. ........................     45
                                                                         ------
                                                                            133
                                                                         ------
  TOTAL ENERGY .........................................................    366
                                                                         ------
  FINANCIAL SERVICES (1.3%)
     CREDIT & FINANCE (1.3%)
           (a)2,600    Concord EFS, Inc. ...............................     68
                                                                         ------

  HEALTH CARE (11.7%)
     DRUGS (5.8%)
             (a)800   Biovail Corp. ....................................     45
             (a)700   Celgene Corp. ....................................     41
             (a)800   Forest Laboratories, Inc, Class A ................     81
             (a)800   Medimmune, Inc. ..................................     59
             (a)700   Millennium Pharmaceuticals, Inc. .................     78
                                                                         ------
                                                                            304
                                                                         ------
    HEALTH SERVICES (2.3%)
           (a)5,000   Health Management Associates, Inc., Class A ......     65
           (a)2,300   Lincare Holdings, Inc. ...........................     57
                                                                         ------
                                                                            122
                                                                         ------
    HEALTH TECHNOLOGY (3.6%)
             (a)300   Human Genome Sciences, Inc. ......................     40
              1,000   PerkinElmer, Inc. ................................     66
             (a)600   QLT PhotoTherapeutics, Inc. ......................     46
             (a)300   Waters Corp. .....................................     38
                                                                         ------
                                                                            190
                                                                         ------
  TOTAL HEALTH CARE ....................................................    616
                                                                         ------

  HEAVY INDUSTRY / TRANSPORT (14.5%)
     AEROSPACE (4.0%)
              1,800   Bombardier, Inc. Class B .........................     49
             (a)500   Gilat Satellite Networks Ltd. ....................     35
           (a)1,600   The Titan Corp. ..................................     71
           (a)1,000   Viasat, Inc. .....................................     54
                                                                         ------
                                                                            209
                                                                         ------
     AIR TRANSPORT (0.8%)
              2,300   Southwest Airlines Co. ...........................     44
                                                                         ------
     BUSINESS SERVICES (8.8%)
           (a)1,800   Crown Castle International Corp. .................     66
           (a)1,200   Dycom Industries, Inc. ...........................     55
           (a)1,500   Fiserv, Inc. .....................................     65
           (a)1,800   Jabil Circuit, Inc. ..............................     89
           (a)1,400   MasTec, Inc. .....................................     53
             (a)700   Quanta Services, Inc. ............................     39
           (a)1,400   SCI Systems, Inc. ................................     55
             (a)600   TMP Worldwide, Inc. ..............................     44
                                                                         ------
                                                                            466
                                                                         ------
    MISCELLANEOUS INDUSTRIALS (0.9%)
              1,100   Dover Corp. ......................................     45
                                                                         ------
  TOTAL HEAVY INDUSTRY\TRANSPORT .......................................    764
                                                                         ------
  RETAIL (3.9%)
     RESTAURANTS (1.1%)
           (a)1,500   Starbucks Corp. ..................................     57
     SPECIALTY SHOPS (2.8%)
              1,400   CVS Corp. ........................................     56
             (a)900   RadioShack Corp. .................................     43
                700   Tiffany & Co. ....................................     47
                                                                         ------
                                                                            146
                                                                         ------
  TOTAL RETAIL .........................................................    203
                                                                         ------

The accompanying notes are an intetgral part of the financial statements.

                                       3

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                  JUNE 30, 2000
                                  (UNAUDITED)


                                                                           VALUE
SHARES                                                                      (000)
---------------------------------------------------------------------------------
  TECHNOLOGY (33.5%)
     COMPUTERS & OFFICE EQUIPMENT (0.9%)
             (a)700   QLogic Corp. ..................................... $   46
                                                                         ------
     ELECTRONICS (9.8%)
             (a)500   Applied Micro Circuits Corp. .....................     50
           (a)1,100   ATMI, Inc. .......................................     51
             (a)900   Flextronics International Ltd. ...................     62
             (a)500   Globespan, Inc. ..................................     61
             (a)900   Integrated Device Technology, Inc. ...............     54
           (a)1,000   Lattice Semiconductor Corp. ......................     69
           (a)1,300   LSI Logic Corp. ..................................     70
             (a)300   Novellus Systems, Inc. ...........................     17
           (a)1,100   Vitesse Semiconductor Corp. ......................     81
                                                                         ------
                                                                            515
                                                                         ------
    SOFTWARE & SERVICES (11.9%)
             (a)700   Art Technology Group, Inc. .......................     71
           (a)2,300   Exodus Communications, Inc. ......................    106
           (a)2,100   Genuity, Inc .....................................     19
             (a)600   Inktomi Corp. ....................................     71
             (a)700   ISS Group, Inc. ..................................     69
             (a)600   Macromedia, Inc. .................................     58
             (a)800   Mercury Interactive Corp. ........................     77
             (a)900   Rational Software Corp. ..........................     84
             (a)422   VeriSign, Inc. ...................................     74
                                                                         ------
                                                                            629
                                                                         ------
    TELECOMMUNICATIONS EQUIPMENT (10.9%)
           (a)1,200   ADC Telecommunications, Inc. .....................    101
             (a)800   Alpha Industries, Inc. ...........................     35
           (a)1,300   Andrew Corp. .....................................     44
             (a)800   Bookham Technology plc ADR .......................     47
             (a)400   Ciena Corp. ......................................     67
           (a)1,000   Powerwave Technologies, Inc. .....................     44
             (a)500   RF Micro Devices, Inc. ...........................     44
              1,100   Scientific-Atlanta, Inc. .........................     82
             (a)400   SDL, Inc. ........................................    114
                                                                         ------
                                                                            578
                                                                         ------
  TOTAL TECHNOLOGY .....................................................  1,768
                                                                         ------
  UTILITIES (10.8%)
    ELECTRIC POWER (1.3%)
           (a)1,000   Calpine Corp. ....................................     66
                                                                         ------
    TELEPHONE SERVICES (9.5%)
           (a)1,700   FLAG Telecom Holdings Ltd. .......................     25
             (a)600   GT Group Telecom, Inc., Class B ..................     10
           (a)1,600   IDT Corp. ........................................     54
           (a)3,400   McLeodUSA, Inc. ..................................     70
           (a)1,200   Microcell Telecommunications .....................     43
           (a)1,600   NEXTLINK Communications, Inc. ....................     61
             (a)600   Time Warner Telecom, Inc., Class A ...............     39
           (a)1,700   Tritel, Inc. .....................................     50
             (a)681   VoiceStream Wireless Corp. .......................     79
           (a)1,300   Western Wireless Corp., Class A ..................     71
                                                                         ------
                                                                            502
                                                                         ------
     TOTAL UTILITIES ...................................................    568
                                                                         ------
  TOTAL COMMON STOCKS (COST $4,664) ....................................  5,202
                                                                         ------

      FACE
     AMOUNT
      (000)
-------------------------------------
  SHORT-TERM INVESTMENT (4.8%)
     REPURCHASE AGREEMENT (4.8%)
                254   Chase Securities, Inc., 6.15%, dated
                      6/30/00, due 7/3/00, to be repurchased
                      at $254, collateralized by U.S. Treasury
                      Notes, 5.50%, due 5/15/09, valued at
                      $260 (COST $254) .................................    254
                                                                         ------

     TOTAL INVESTMENTS (103.5%)(COST $4,918) ...........................  5,456
                                                                         ------

OTHER ASSETS (1.7%)
  Cash ...................................................   $   9
  Receivable for Investments Sold ........................      59
  Due from Adviser .......................................      22           90
                                                             -----
LIABILITIES(-5.2%)
  Payable for Investments Purchased ......................    (159)
  Payable for Portfolio Shares Redeemed ..................     (61)
  Custodian Fees Payable .................................     (20)
  Professional Fees Payable ..............................     (13)
  Shareholder Reporting Expense Payable ..................     (13)
  Investment Advisory Fees Payable .......................      (8)
  Administrative Fees Payable ............................      (1)        (275)
                                                             -----       ------

NET ASSETS (100%) ...................................................... $5,271
                                                                         ======

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 360,456 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ............................... $14.62
                                                                         ======
Net Assets Consist Of:
Paid in Capital ........................................................ $4,354
Accumulated Net Investment Loss ........................................    (11)
Accumulated Net Realized Gain ..........................................    390
Unrealized Appreciation on Investments .................................    538
                                                                         ------
Net Assets ............................................................. $5,271
                                                                         ======
--------------------------------------------------------------------------------

(a) -- Non-income producing security
ADR -- American Depositary Receipt


The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                            SIX MONTHS ENDED
                                                                                               JUNE 30, 2000
                                                                                                 (UNAUDITED)
                                                                                                       (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                            $   9
  Dividends                                                                                               1
                                                                                                      -----
     Total Income                                                                                        10
                                                                                                      -----
EXPENSES:
  Investment Advisory Fees                                                                               15
  Less: Fees Waived                                                                                     (15)
                                                                                                      -----
  Net Investment Advisory Fees                                                                           --
  Shareholder Reports                                                                                    18
  Professional Fees                                                                                      14
  Custodian Fees                                                                                         13
  Administrative Fees                                                                                     6
  Directors' Fees and Expenses                                                                            1
  Expenses Reimbursed by Adviser                                                                        (31)
                                                                                                      -----
    Net Expenses                                                                                         21
                                                                                                      -----
NET INVESTMENT LOSS                                                                                     (11)
                                                                                                      -----
NET REALIZED GAIN ON:
  Investments Sold                                                                                      199
                                                                                                      -----
CHANGE IN UNREALIZED DEPRECIATION ON:
  Investments                                                                                           (43)
                                                                                                      -----
NET REALIZED GAIN AND CHANGE IN UNREALIZED DEPRECIATION                                                 156
                                                                                                      -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $ 145
                                                                                                      =====

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED              PERIOD FROM
                                                                     JUNE 30, 2000         OCTOBER 18, 1999*
                                                                        (UNAUDITED)      TO DECEMBER 31,1999
                                                                              (000)                    (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                        $  (11)                  $   (3)
  Net Realized Gain                                                             199                      194
  Change in Unrealized Appreciation/Depreciation                                (43)                     581
                                                                             ------                   ------
  Net Increase in Net Assets Resulting from Operations                          145                      772
                                                                             ------                   ------
DISTRIBUTIONS
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                  3,216                    2,087
  Redeemed                                                                     (949)                      --
                                                                             ------                   ------
  Net Increase in Net Assets Resulting from Capital Share Transactions        2,267                    2,087
                                                                             ------                   ------
  Total Increase in Net Assets                                                2,412                    2,859
                                                                             ======                   ======
NET ASSETS:
Beginning of Period                                                           2,859                       --
                                                                             ------                   ------
End of Period (including accumulated/undistributed net
investment (loss) income of $(11) and $0, respectively)                      $5,271                   $2,859
                                                                             ======                   ======
------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                           220                      207
    Shares Redeemed                                                             (67)                      --
                                                                             ------                   ------
    Net Increase in Capital Shares Outstanding                                  153                      207
                                                                             ======                   ======
------------------------------------------------------------------------------------------------------------

 *Commencement of Operations


The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                    SIX MONTHS ENDED           PERIOD FROM
                                                                      JUNE 30, 2000         OCTOBER 18, 1999*
                                                                       (UNAUDITED)        TO DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $13.84                    $10.00
                                                                          ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                                      (0.04)                    (0.01)
  Net Realized and Unrealized Gain                                          0.82                      3.85
                                                                          ------                    ------
     Total from Investment Operations                                       0.78                      3.84
                                                                          ------                    ------
NET ASSET VALUE, END OF PERIOD                                            $14.62                    $13.84
                                                                          ======                    ======
TOTAL RETURN                                                                5.64%                    38.40%
                                                                          ======                    ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                         $5,271                    $2,859
Ratio of Expenses to Average Net Assets                                     1.05%**                   1.05%**
Ratio of Net Investment Loss to Average Net Assets                         (0.56)%**                 (0.61)%**
Portfolio Turnover Rate                                                       99%                       52%
------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                               $0.15                     $0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                            3.38%**                   8.06%**
  Net Investment Loss to Average Net Assets                                (2.89)%**                 (7.62)%**
--------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500         MORE
                              $500     MILLION TO     THAN
PORTFOLIO                    MILLION  $1 BILLION   $1 BILLION
---------                    -------  ----------   ----------
Mid Cap Growth .............  0.75%     0.70%          0.65%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. Credit Facility: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                               NET
 COST          APPRECIATION   DEPRECIATION  APPRECIATION
(000)             (000)           (000)        (000)
-------       -------------   ------------  -------------
$4,918             $811             $(273)          $538

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,199,000 and $3,777,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended June 30, 2000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


--------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO




                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        ACTIVE INTERNATIONAL ALLOCATION

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
---------------------------------------------------------------------------

Other                   (15.7%)
United Kingdom          (16.0%)
Switzerland              (6.4%)
Sweden                   (2.7%)
Spain                    (2.5%)
Singapore                (1.9%)
Portugal                 (0.1%)
Netherlands              (7.0%)
Australia                (1.1%)
Finland                  (2.5%)
France                  (10.4%)
Germany                  (6.6%)
Hong Kong                (0.7%)
Italy                    (3.5%)
Japan                   (22.9%)

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

TOP FIVE HOLDINGS

                                                      PERCENT OF
SECURITY                            COUNTRY           NET ASSETS
--------                            -------           ----------
BP Amoco plc                      United Kingdom         3.4%
Royal Dutch Petroleum Co.         Netherlands            3.1
Vodafone Group plc                United Kingdom         2.4
Nokia Oyj                         Finland                2.1
Nestle (Registered).              Switzerland            1.8

TOP FIVE SECTORS

                             VALUE   PERCENT OF
SECTOR                       (000)   NET ASSETS
------                      ------   ----------
Financials                  $2,603     19.7%
Consumer Discretionary       1,559     11.8
Energy                       1,221      9.3
Industrials                  1,148      8.7
Healthcare                   1,100      8.3

PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
EAFE INDEX(1)
-----------------------------------------

                          TOTAL RETURNS(2)
                  -------------------------------
                     YTD      SINCE INCEPTION (3)
                  -------     -------------------
PORTFOLIO          -6.73%            9.82%
INDEX              -4.06            11.65

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on September 20, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries and sectors, rather that stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries and sectors that we find attractive, provides an effective way to maximize the return potential and minimize the risk associated with international investing. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -6.73% compared to -4.06% for the Morgan Stanley Capital International (MSCI) EAFE Index (the"Index"). For the period from inception on September 20, 1999 through June 30, 2000, the Portfolio had a total return of 9.82% compared to 11.65% for the Index.

OVERALL PERFORMANCE REVIEW

The first half of 2000 was exceedingly volatile for global markets. In the last weeks of the first quarter there was a dramatic rotation from the technology, media and telecom (TMT) sectors to the "old economy" stocks. This led the MSCI EAFE Value Index to outperform the EAFE Growth Index in March. This was in sharp contrast to the performance in January - February period when EAFE Growth (-0.4%) strongly outpaced EAFE Value (-7.5%). These formerly high- flying TMT sectors continued to sell off until the third week of May, and during this period the more defensive sectors such as health care, food and utilities were strong performers. Since then, the market has been choppy with some TMT rising back sharply.


[SIDENOTE]

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

[/SIDENOTE]

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        ACTIVE INTERNATIONAL ALLOCATION

                          INVESTMENT OVERVIEW (CONT.)

PERFORMANCE ATTRIBUTION

The main drivers of our performance from country selection were an underweight to the U.K., Hong Kong, and Ireland and our overweights to Germany and the Netherlands. Detracting from returns were our above Index weight in Japan, Spain and Singapore and our underweights to Australia and Italy. Our significant underweight (half the Index weight) to the diversified telecommunications sector added roughly 70 basis points to relative returns as these stocks were sold very heavily in the second quarter (sector total return was -21.6%). During the second quarter, we deployed a portion of our cash into our energy sector tilt, particularly integrated oils, which added to relative returns.

PORTFOLIO REVIEW AND OUTLOOK

We believe we are at an inflection point in global economic growth. MSDW economists have stopped raising their forecasts and believe that global economic growth is peaking. However, any improvement in the gloomy outlook for Japan would positively impact global growth and estimates for Latin America and Non-Japan Asia are still being revised upwards. The key for global markets is the outlook for inflation and higher commodity prices and wage rates which are a large source of price pressures and difficult to arrest.

However, with the latest batch of U.S. economic data and anecdotal evidence, the burden of proof is shifting to those who believe that the U.S. economy and inflation are going to reaccelerate again and that the Fed has considerably more work to do. The odds of a summer rally have risen. Next year's prognosis for U.S. earnings growth will be negatively impacted by accelerating labor costs and slowing top-line growth but increased pricing power and a weaker dollar should be supportive.

Conversely, Japan's economy continues to bounce along the bottom, with recent statistics being only mildly encouraging. Though business plans in the Tankan survey were disappointing, the rise in sentiment measures was encouraging. A rise in automobile sales (8.5%) was the fourth monthly rise in a row, and NTT doubled its earnings forecast because of surging Internet usage. However, the elections were totally uninspiring, healthy skepticism abounds and foreign investors reduced their holdings during the second quarter.

We think that the perception that Japanese restructuring is not progressing is misplaced. The pace is similar to that achieved in the earliest stages of European restructuring. For example, labor force reduction appears to be moving at 2% a year for the largest blue chips, which puts Japan on course for a seven-year total reduction of 15% in listed-company labor force, the same pace as that set by Europe in 1990-97. Importantly, the public outcry over a proposed government bail out of Sogo, the bankrupt retailer, seems to have forced the government to step back from its old convoy system of bailing out the weak.

In Europe, our economists have cut their 2001 economic growth forecasts by 0.5% to 3.0% to reflect the impact of higher oil prices. Our 2001 earnings per share forecast is 13% with earnings revisions trends probably peaking in the third quarter. The possible staunching of the dramatic flows from Europe into NASDAQ could be a powerful impetus to European equity and Euro performance.

Our major strategy in Europe is our underweight allocation to the diversified telecommunications. These stocks remain expensive and face extreme competitive pressures. The fundamentals have improved with the likelihood of sharply lower 3G license costs, but the incumbents still face significant investment costs and uncertain growth and revenues. Although down significantly from their first quarter highs (-32.3%), most of these names are still up sharply for the 12-month period (+31.2%) and trade at price-to-earnings above 50.

We believe that Asia ex-Japan could be the major beneficiary of a summer rally in global equity markets. We are overweight and focused on Singapore, Hong Kong and Korea. Singapore has been an incredibly poor performing market this year (-22.7%), but the fundamentals are great. Our economist predicts GDP growth of around 7% for the year with inflation at less than 2%. The market is about as cheap as markets get these days at 18.5 times this year's earnings and only 2 times book value. Korea is cheap and offers attractively priced technology exposure. In Hong Kong, we moved from a below Index position in the first half to overweight recently, due to the perceived end of interest rates increases that has inspired investors to cover their underweight positions in the bank and property stocks. The news from China is decidedly positive, as extolled by Stephen Roach (Morgan Stanley Dean Witter's Chief Economist) after his recent trip: the economy is on the mend, the winds of World Trade Organization accession are at its back and the first tranche of reforms are starting to work.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        ACTIVE INTERNATIONAL ALLOCATION

                          INVESTMENT OVERVIEW (CONT.)

In sum, we are agnostic, but are fully invested. The major risks to equity markets are a steep decline in the U.S. dollar, downward earnings revisions, and tightening liquidity (M3 and M1 growth have slowed faster than expected and August/September could see the ECB tighten and the Bank of Japan end the zero interest rate policy (ZIRP)). The Portfolio is defensively positioned with overweight allocations to utilities, European real estate, foods, and pharmaceuticals. Our sole cyclical holding is our overweight allocation to oil and gas. While oil has largely been a supply/demand story, we believe that the reporting by U.S. companies of the second quarter results in late July could be the catalyst for a re-rating of the sector. July 2000

       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
      ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

               STATEMENT OF NET ASSETS
                   JUNE 30, 2000
                    (UNAUDITED)

                                               VALUE
SHARES                                         (000)
----------------------------------------------------
COMMON STOCKS (85.9%)
 AUSTRALIA (1.0%)
     467   Amcor Ltd. ........................ $   2
     690   AMP Ltd. ..........................     7
     409   Australian Gas Light Co.,  Ltd. ...     2
     157   Brambles Industries Ltd. ..........     5
   1,073   Broken Hill Proprietary Co.,  Ltd.     13
     454   Coca-Cola Amatil Ltd. .............     1
     815   Coles Myer Ltd. ...................     3
     203   Commonwealth Bank of Australia ....     3
     102   CSL Ltd. ..........................     2
      89   F.H. Faulding & Co., Ltd. .........    -@
   1,270   Fosters Brewing Group Ltd. ........     4
   1,007   General Property Trust ............     2
   1,750   Goodman Fielder Ltd. ..............     1
     196   Leighton Holdings Ltd. ............     1
     384   Lend Lease Corp., Ltd. ............     5
     266   Mayne Nickless Ltd. ...............     1
     972   National Australia Bank Ltd. ......    16
   1,347   News Corp., Ltd. ..................    18
   1,363   Normandy Mining Ltd. ..............     1
     449   North Ltd. ........................     1
     130   Orica Ltd. ........................     1
     771   Pacific Dunlop Ltd. ...............     1
  (a)155   Paperlinx Ltd. ....................    -@
     289   QBE Insurance Group Ltd. ..........     1
     123   Rio Tinto Ltd. ....................     2
     864   Santos Ltd. .......................     3
     282   Schroders Property Fund ...........    -@
     451   Southcorp Ltd. ....................     1
     226   Stockland Trust Group .............    -@
     227   Suncorp-Metway Ltd. ...............     1
     234   TABCORP Holdings Ltd. .............     1
   2,120   Telstra Corp., Ltd. ...............     9
     134   Wesfarmers Ltd. ...................     1
     956   Westfield Trust ...................     2
   1,333   Westpac Banking Corp., Ltd. .......    10
   1,193   WMC Ltd. ..........................     5
     831   Woolworths Ltd. ...................     3
                                              ------
                                                 129
                                              ------
 AUSTRIA (0.0%)
      19   OMV AG ............................     2
                                              ------
 BELGIUM (0.0%)
      21   Electrabel S.A. ...................     5
      29   UCB S.A. ..........................     1
                                              ------
                                                   6
                                              ------
 FINLAND (2.5%)
     121   Instrumentarium Oyj ...............     3
     121   Kesko Oyj .........................     1
     121   Metra Oyj, Class B ................     2
     242   Metso Oyj .........................     3
(a)5,515   Nokia Oyj .........................   281
   1,236   Nordic Baltic Holding (NBH) AB GDR      9
     215   Outokumpa Oyj .....................    $2
     242   Raisio Group plc ..................     1
      11   Rautaruukki Oyj ...................    -@
     313   Sonera Oyj ........................    14
     121   Tietoenator Oyj ...................     4
     485   UPM-Kymmene Oyj ...................    12
     121   Vakuutusyhtio Sampo Oyj, Class A ..     5
                                              ------
                                                 337
                                              ------
 FRANCE (10.4%)
     283   Accor S.A. ........................    12
     168   Air Liquide .......................    22
(a)1,035   Alcatel ...........................    68
   1,270   Aventis S.A. ......................    93
     503   Axa ...............................    79
     367   Banque Nationale de Paris .........    35
     116   BIC Corp. .........................     6
      53   Bouygues ..........................    36
  (a)191   Canal Plus ........................    32
     124   Cap Gemini Sogeti .................    22
     750   Carrefour S.A. ....................    51
  (a)145   Cie de Saint Gobain ...............    20
       8   Coflexip SA .......................     1
   (a)24   Dassault Systemes S.A. ............     2
   (a)75   Eridania Beghin-Say S.A. ..........     7
       2   Essilor International S.A. ........     1
     132   Etablissements Economiques
           du Casion Guichard ................    12
     279   France Telecom S.A. ...............    39
      70   Gecina ............................     7
     438   Groupe Danone .....................    58
     170   Immeubles de France ...............     3
     100   Klepierre .........................     9
     112   L'Oreal S.A. ......................    97
      45   Lafarge ...........................     4
     241   Lagardere S.C.A. ..................    18
     139   LVMH (Louis Vuitton Moet Hennessy)     57
     232   Michelin (CGDE), Class B ..........     7
     109   Pechiney S.A. .....................     5
     142   Pernod-Ricard S.A. ................     8
      56   Peugeot S.A. ......................    11
  (a)192   Pinault-Printemps-Redoute S.A. ....    43
    (a)1   Sagem S.A. ........................     1
   1,325   Sanofi-Synthelabo S.A. ............    63
     256   Schneider S.A. ....................    18
      30   Silic .............................     4
      80   Simco S.A. ........................     6
      50   Societe Fonciere Lyonnaise ........     5
  (a)472   Societe Generale ..................    28
      49   Sodexho Alliance ..................     9
  (a)461   STMicroelectronics N.V. ...........    29
     299   Suez Lyonnaise des Eaux S.A. ......    52
  (a)259   Thomson CSF .......................    10
   1,182   Total Fina S.A., Class B ..........   181
     100   Unibail ...........................    14
  (a)335   Usinor Sacilor ....................     4

The accompanying notes are an integral part of the financial statements.


                                       4

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

             STATEMENT OF NET ASSETS (CONT.)
                    JUNE 30, 2000
                      (UNAUDITED)

                                               VALUE
SHARES                                         (000)
----------------------------------------------------
 FRANCE  (CONT.)
  (a)149   Valeo S.A. ........................    $8
     830   Vivendi ...........................    73
                                              ------
                                               1,370
                                              ------
 GERMANY (8.3%)
  (a)450   Allianze AG .......................   160
     750   BASF AG ...........................    30
     850   Bayer AG ..........................    33
     600   Bayerische Verinsbank AG ..........    39
     300   Beiersdorf AG .....................    25
     200   Continental AG ....................     3
   1,250   DaimlerChrysler AG ................    66
     850   Deutsche Bank AG ..................    71
     800   Deutsche Telekom AG ...............    46
     150   Douglas Holding AG ................     4
     650   Dresdner Bank AG ..................    26
   1,930   E.On AG ...........................    93
   (a)50   EM.TV & Merchandising AG ..........     3
     150   Fresenius Medical Care AG .........    12
     100   Gehe AG ...........................     3
      50   Heidelberger Zement AG ............     3
     540   IVG Holding AG ....................     7
  (a)100   Karstadtquelle AG .................     3
     250   Linde AG ..........................    10
     200   Lufthansa AG ......................     5
  (a)200   MAN AG ............................     6
     150   Merck KGaA ........................     5
  (a)550   Metro AG ..........................    19
  (a)350   Muechener Rueck AG (Registered) ...   110
     300   Preussag AG .......................    10
(a)1,150   RWE AG ............................    39
     450   SAP AG ............................    68
     150   Schering AG .......................     8
   1,100   Siemens AG ........................   165
     700   Thyssen Krupp AG ..................    11
     400   Volkswagen AG .....................    15
  (a)100   WCM Beteiligungs-und Grundbesitz AG     2
                                              ------
                                               1,100
                                              ------
 HONG KONG (0.7%)
     839   Bank of East Asia Ltd. ............     2
   2,000   CLP Holdings Ltd. .................     9
   1,300   Hang Seng Bank Ltd. ...............    12
   5,300   Hong Kong & China Gas Co. Ltd. ....     6
   1,826   Hong Kong Telecommunications Ltd. .     4
   2,200   Hutchison Whampoa Ltd. ............    28
  (a)500   Johnson Electric Holdings Ltd. ....     5
   1,038   New World Development Co., Ltd. ...     1
   2,000   Shangri-La Asia Ltd. ..............     2
   2,185   Sino Land Co. .....................     1
   4,000   South China Morning Post Holdings Ltd.  3
   1,000   Sun Hung Kai Properties Ltd. ......     7
   1,000   Swire Pacific Ltd., Class A .......     6
   1,000   Wharf Holdings Ltd. ...............    $2
                                              ------
                                                  88
                                              ------

 IRELAND (0.0%)
  (a)100   Kerry Group plc ...................     1
                                              ------
 ITALY (3.5%)
   1,920   Assicurazioni Generali S.p.A. .....    66
     294   Autogrill S.p.A. ..................     3
     367   Banca Popolare di Milano ..........     3
   4,125   Banco Ambrosiano Veneto S.p.A. ....    18
   4,475   Banco di Roma .....................     5
   2,500   Benetton Group S.p.A. .............     5
   5,144   Credito Italiano S.p.A. ...........    25
(a)1,000   Danieli & Co., S.p.A. .............     5
  11,364   Enel S.p.A ........................    50
  16,500   ENI S.p.A. ........................    95
     261   Fiat S.p.A. .......................     7
   1,000   Italgas S.p.A. ....................     4
   1,500   Mediaset S.p.A. ...................    23
  (a)551   Mediobanca S.p.A. .................     6
  (a)940   Olivetti S.p.A. ...................     3
   4,000   Pirelli S.p.A. ....................    10
     900   R.A.S. S.p.A. .....................    10
   1,286   San Paolo-IMI S.p.A. ..............    23
(a)7,458   Telecom Italia Mobile S.p.A. ......    76
(a)1,773   Telecom Italia Mobile S.p.A. (RNC)      9
   1,014   Telecom Italia S.p.A. .............    14
     229   Telecom Italia S.p.A. Di Risp (NCS)     2
                                              ------
                                                 462
                                              ------
 JAPAN (22.9%)
     200   Acom Co., Ltd. ....................    17
     100   Advantest Corp. ...................    22
   2,000   Ajinomoto Co., Inc. ...............    26
   5,000   Asahi Bank Ltd. ...................    21
   1,000   Asahi Breweries Ltd. ..............    12
   2,000   Asahi Chemical Industry Co., Ltd. .    14
   4,000   Asahi Glass Co., Ltd. .............    45
   9,000   Bank of Tokyo-Mitsubishi Ltd. .....   109
     200   Benesse Corp. .....................    14
   1,000   Bridgestone Corp. .................    21
   1,000   Canon, Inc. .......................    50
       4   Central Japan Railway Co. .........    23
   1,000   Dai Nippon Printing Co. Ltd. ......    18
   2,000   Daiwa House Industry Co.,  Ltd. ...    15
   2,000   Daiwan Securities Co., Ltd. .......    26
      10   East Japan Railway Co. ............    58
   1,000   Fanuc Ltd. ........................   102
   7,000   Fuji Bank .........................    53
   1,000   Fuji Photo Film Ltd. ..............    41
   1,000   Fujitsu Ltd. ......................    35
   1,000   Hitachi Ltd. ......................    14
   1,000   Honda Motor Co., Ltd. .............    34
   9,000   Industrial Bank of Japan ..........    68
   1,000   Ito- Yokado Co., Ltd. .............    60


The accompanying notes are an integral part of the financial statements.


                                       5

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

              STATEMENT OF NET ASSETS (CONT.)
                    JUNE 30, 2000
                      (UNAUDITED)

                                               VALUE
SHARES                                         (000)
----------------------------------------------------
 JAPAN  (CONT.)
   1,000   Japan Airlines Co., Ltd. .......... $   4
       1   Japan Tobacco, Inc. ...............     9
   1,000   Jusco Co., Ltd. ...................    19
     100   Kadokawa Shoten Publishing Co., Ltd.   10
  12,000   Kajima Corp. ......................    38
   2,300   Kansai Electric Power Co., Ltd. ...    41
   1,000   Kao Corp. .........................    30
(a)1,000   Kawasaki Heavy Industries, Ltd. ...     2
   1,000   Kawasaki Steel Corp. ..............     1
  13,000   Kinki Nippon Railway Co., Ltd. ....    53
   3,000   Kirin Brewery Co., Ltd. ...........    37
     100   Kyocera Corp. .....................    17
   1,000   Marui Co., Ltd. ...................    19
   3,000   Matsushita Electric Industrial
           Co., Ltd. .........................    78
   3,000   Mitsubishi Chemical Corp. .........    12
   4,000   Mitsubishi Electric Corp. .........    43
   3,000   Mitsubishi Estate Co., Ltd. .......    35
  12,000   Mitsubishi Heavy Industries Ltd. ..    53
   2,000   Mitsubishi Trust & Banking Co. ....    15
   1,000   Mitsui & Co. ......................     8
   1,000   NEC Corp. .........................    31
   4,000   New Oji Paper Co., Ltd. ...........    27
     200   Nintendo Corp., Ltd. ..............    35
   1,000   Nippon Denso Co., Ltd. ............    24
   4,000   Nippon Express Co, Ltd. ...........    25
   5,000   Nippon Oil Co., Ltd. ..............    23
  13,000   Nippon Steel Co. ..................    27
       7   Nippon Telegraph & Telephone Corp.
           (NTT) .............................    93
(a)3,000   Nissan Motor Co., Ltd. ............    18
     100   Nissin Food Products Co., Ltd. ....     3
   2,000   Nomura Securities Co., Ltd. .......    49
   1,000   Obayashi Corp. ....................     4
   5,000   Osaka Gas Co., Ltd. ...............    14
     200   Promise Co.,  Ltd. ................    16
     200   Rohm Co., Ltd. ....................    58
  10,000   Sakura Bank Ltd. ..................    69
   1,000   Sankyo Co., Ltd. ..................    23
   4,000   Sanyo Electric Co.,  Ltd. .........    36
   2,000   Sekisui House Co., Ltd. ...........    18
   2,000   Sharp Corp. .......................    35
   1,000   SHOWA SHELL SEKIYU K.K. ...........     5
     600   Softbank Corp. ....................    81
   1,700   Sony Corp. ........................   159
(a)5,000   Sumitomo Bank .....................    61
   3,000   Sumitomo Chemical Co., Ltd. .......    18
   3,000   Sumitomo Electric Industries ......    51
   1,000   Sumitomo Metal Industries, Ltd. ...     1
   1,000   Taisho Pharmaceutical Co., Ltd. ...    36
   2,000   Takeda Chemical Industries ........   131
     200   Takefuji Corp. ....................    24
   1,000   Teijin Ltd. .......................     5
     100   Toho Co. ..........................    17
   3,300   Tohoku Electric Power Co., Ltd. ...    44
   5,000   Tokai Bank Ltd. ...................    25
   1,000   Tokio Marine & Fire Insurance
           Co., Ltd. .........................    12
   3,300   Tokyo Electric Power Co., Ltd. ....    80
   2,000   Tokyo Gas Co. .....................     6
   1,000   Toray Industries,  Inc. ...........     4
   2,000   Toshiba Corp. .....................    23
   4,000   Toyota Motor Corp. ................   182

                                              ------
                                               3,015
                                              ------
 NETHERLANDS (7.0%)
   1,459   ABN Amro Holdings N.V. ............    36
(a)1,659   Aegon N.V. ........................    59
     229   Akzo Nobel N.V. ...................    10
     110   Buhrmann N.V. .....................     3
     898   Elsevier N.V. .....................    11
  (a)183   Getronics N.V. ....................     3
     147   Hagemeyer N.V. ....................     4
     705   Heineken N.V. .....................    43
   1,308   ING Groep N.V. ....................    88
(a)1,794   Koninklijke (Royal) Philips
           Electronics N.V. ..................    85
     858   Koninklijke Ahold N.V. ............    25
     344   Koninklijke KPN N.V. ..............    15
      37   Oce N.V. ..........................     1
     330   Rodamco Continental Europe N.V. ...    13
   6,560   Royal Dutch Petroleum Co. .........   407
     647   TNT Post Group N.V. ...............    17
     440   Uni-Invest N.V. ...................     6
   1,759   Unilever N.V. .....................    81
     136   Vedior N.V. .......................     2
     381   Wolters Kluwer N.V. ...............    10
                                              ------
                                                 919
                                              ------
 NORWAY (0.0%)
  (a)100   Petroleum Geo-Services ASA ........     2
                                              ------
 PORTUGAL (0.1%)
     229   EDP-Electricidade de Portugal, S.A.     4
     423   Portugal Telecom S.A. .............     5
                                              ------
                                                   9
                                              ------
 SINGAPORE (1.9%)
   2,000   City Developments Ltd. ............     8
  (a)100   Creative Technology Ltd. ..........     2
   1,000   Cycle & Carriage Ltd. .............     2
   5,000   DBS Group Holdings Ltd. ...........    64
   5,000   DBS Land Ltd. .....................     6
(a)1,000   First Capital Corp., Ltd. .........     1
   1,000   Fraser & Neave Ltd. ...............     3
   3,000   Hotel Properties Ltd. .............     3
   3,000   Keppel Corp.,  Ltd. ...............     6
(a)2,000   Neptune Orient Lines Ltd. (Foreign)     2
   4,200   Oversea-Chinese Banking Corp. .....    29
   2,000   Parkway Holdings Ltd. .............     5
   7,000   Sembcorp Industries Ltd. ..........     8
(a)4,000   Singapore Airlines Ltd. (Foreign) .    40
   1,000   Singapore Press Holdings Ltd. .....    16
  11,000   Singapore Technologies Engineering
           Ltd. ..............................    16


The accompanying notes are an integral part of the financial statements.


                                       6

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

             STATEMENT OF NET ASSETS (CONT.)
                    JUNE 30, 2000
                      (UNAUDITED)

                                               VALUE
SHARES                                         (000)
----------------------------------------------------
 SINGAPORE  (CONT.)
(a)3,900   Singapore Telecommunications Ltd. . $   6
   6,000   United Industrial Corp., Ltd. .....     3
   3,168   United Overseas Bank Ltd. (Foreign)    21
   2,000   United Overseas Land Ltd. .........     2
   1,000   Venture Manufacturing (Singapore) Ltd. 10
                                              ------
                                                 253
                                              ------
 SPAIN (2.5%)
     100   Acerinox S.A. .....................     3
     137   ACS, Actividades de Construccion
           y Servicios, S.A. .................     4
     318   Aguas de Barcelona ................     4
     464   Autopistas Concesionaria Espanola .     4
     184   Azucarere Ebro Agricolas ..........     2
   4,443   Banco Bilbao Vizcaya (Registered) .    66
   4,132   Banco Santander S.A. ..............    43
     141   Corporacion Financiera Alba .......     4
     105   Corporacion Mapfre ................     1
   2,033   Endesa ............................    39
     182   Fomento de Construcciones Y Contratas   3
     842   Gas Natural SDG ...................    15
     292   Grupo Dragados S.A. ...............     2
   1,682   Iberdrola .........................    22
     200   Inmobiliaria Colonial, S.A. .......     3
     749   Metrovacesa S.A. ..................    13
  (a)480   Prima Inmobiliaria S.A. ...........     5
   2,756   Repsol ............................    55
(a)1,004   Telefonica ........................    22
  (a)700   Telepizza .........................     4
     502   Union Electrica Fenosa ............     9
   1,989   Vallehermoso ......................    12
      89   Viscofan Envolturas Celulosicas S.A.    1
                                              ------
                                                 336
                                              ------
 SWEDEN (2.7%)
     100   Atlas Copco AB, Class A ...........     2
     100   Atlas Copco AB, Class B ...........     2
     620   Castellum AB ......................     7
     800   Drott AB, Class B .................     9
     400   Electrolux AB, Series B ...........     6
     220   Fastighets AB Tornet ..............     3
   1,200   Hennes & Mauritz AB, Class B ......    25
     300   JM AB .............................     5
     100   OM Gruppen AB .....................     4
     100   S.K.F. AB, Class B ................     2
  (a)400   Sandvik AB, Class B ...............     8
     400   SCA AB, Class B ...................     7
     500   Securitas AB, Class B .............    11
   1,600   Skandia Forsakrings AB ............    42
     700   Skandinaviska Enskilda Banken, Class A  8
     100   Skanska AB, Class B ...............     3
     600   Sparbanken Sverige AB, Class A ....     9
     700   Svenska Handelsbanken AB, Class A .    10
     100   Svenskt Stal AB (SSAB), Series A ..     1
   8,900   Telefonaktiebolaget LM Eicsson AB .   176
     300   Trelleborg AB, Class B ............     2
     100   Volvo AB, Class A .................     2
     400   Volvo AB, Class B .................     9
  (a)500   WM- Data AB, Class B ..............     3
                                              ------
                                                 356
                                              ------
 SWITZERLAND (6.4%)
     370   ABB Ltd. ..........................    44
      20   Adecco ............................    17
     200   CS Holdings AG (Registered) .......    40
   (a)12   Givaudan (Registered) .............     4
     120   Nestle (Registered) ...............   240
     130   Novartis AG (Registered) ..........   206
       2   Roche Holding AG (Bearer) .........    21
      12   Roche Holding AG (Registered) .....   117
   (a)10   Sulzer AG (Registered) ............     6
   (a)20   Swiss Reinsurance (Registered) ....    41
      20   Swisscom AG (Registered) ..........     7
      10   The Swatch Group AG ...............    13
  (a)370   UBS AG (Registered) ...............    54
      60   Zurich Allied AG ..................    29
                                              ------
                                                 839
                                              ------
 UNITED KINGDOM (16.0%)
     466   3i Group plc ......................    10
   1,006   Abbey National plc ................    12
   1,217   Allied Zurich plc .................    14
     526   Amvescap plc ......................     8
  (a)104   Anglian Water plc .................     1
  (a)740   ARM Holdings plc ..................     8
   1,080   Barclays plc ......................    27
     914   Bass plc ..........................    10
   4,940   BG Group plc ......................    32
   1,056   Boots Co. plc .....................     8
  46,104   BP Amoco plc ......................   442
   3,757   British Aerospace plc .............    23
   1,441   British Airport Authority .........    12
   3,516   British American Tobacco plc ......    24
   3,340   British Land Co. plc ..............    21
   1,680   British Sky Broadcasting plc ......    33
(a)1,763   British Telecommunications plc ....    23
   2,370   Burford Holdings plc ..............     4
     126   Burmah Castrol plc ................     3
   3,712   Cadbury Schweppes plc .............    24
(a)2,034   Canary Wharf Finance plc ..........    11
     161   Capita Group plc ..................     4
   6,026   Centrica plc ......................    20
   1,288   Commercial Union plc ..............    21
   6,123   Diageo plc ........................    55
(a)1,331   Dixons Group plc ..................     5
(a)2,015   GKN plc ...........................    26
   4,700   Glaxo Wellcome plc ................   137
   1,808   Granada Group plc .................    18
   5,550   Grantchesters Holdings plc ........    14


    The accompanying notes are an integral part of the financial statements.


                                       7

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

             STATEMENT OF NET ASSETS (CONT.)
                    JUNE 30, 2000
                      (UNAUDITED)

                                               VALUE
SHARES                                         (000)
----------------------------------------------------
 UNITED KINGDOM  (CONT.)
   2,320   Great Portland Estates plc ........ $   8
     989   Great Universal Stores plc ........     6
   1,622   Halifax plc .......................    16
     870   Hammerson plc .....................     6
   1,388   Hays plc ..........................     8
   5,308   HSBC Holdings plc .................    61
     986   Imperial Chemical Industries plc ..     8
(a)4,414   Invensys plc ......................    17
   1,461   Kingfisher plc ....................    13
   2,119   Land Securities plc ...............    25
     955   Lasmo plc .........................     2
   4,837   Legal & General Group plc .........    11
   4,116   Lloyds TSB Group plc ..............    39
     310   Logica plc ........................     7
   1,089   Marconi plc .......................    14
   2,755   Marks & Spencer plc ...............    10
  (a)580   MEPC plc ..........................     5
     565   National Grid Group plc ...........     4
   2,108   National Power plc ................    13
     622   Nycomed Amersham plc ..............     6
     780   Peninsular & Oriental Steam Navigation  7
   2,259   Prudential Corp. plc ..............    33
     237   Psion plc .........................     2
  (a)536   Railtrack Group plc ...............     8
   1,341   Reed International plc ............    12
   2,753   Rentokil Initial plc ..............     6
   1,271   Reuters Group plc .................    22
     539   Rio Tinto plc .....................     9
(a)1,690   Royal Bank of Scotland Group plc ..    28
   2,424   Sainsbury (J) plc .................    11
     698   ScottishPower plc .................     6
     361   SEMA Group plc ....................     5
   1,910   Slough Estates plc ................    11
   1,096   Smith & Nephew plc ................     4
   7,397   SmithKline Beecham plc ............    97
      36   SSL International plc .............    -@
  (a)313   Tate & Lyle plc ...................     2
   4,172   Tesco plc .........................    13
  (a)134   Thames Water plc ..................     2
     950   The Sage Group plc ................     8
     165   Unigate plc .......................     1
   7,175   Unilever plc ......................    43
  77,187   Vodafone Group plc ................   312
     601   WPP Group plc .....................     9
   2,729   Zeneca Group plc ..................   127
                                              ------
                                               2,107
                                              ------
 TOTAL COMMON STOCKS (COST $11,052) ..........11,331
                                              ------
PREFERRED STOCKS (0.4%)
 AUSTRALIA (0.1%)
   1,196   News Corp., Ltd. ..................    15
                                              ------
 GERMANY(0.3%)
     150   S.A.P. AG-Vorzug ..................    28
     100   Volkswagen AG .....................     2
                                              ------
                                                  30
                                              ------
TOTAL PREFERRED STOCKS (COST $33) ............    45
                                              ------
 NO. OF
 RIGHTS
------------
RIGHTS(0.0%)
 GERMANY(0.0%)
(a)(d)540  IVG Holding AG ....................    -@
                                              ------
 SPAIN(0.0%)
(a)(d)464  Autopistas Concesionaria Espanola .    -@
                                              ------
 TOTAL RIGHTS (COST $0) ......................    -@
                                              ------
TOTAL FOREIGN SECURITIES (86.3%)
(COST $11,085) ...............................11,376
                                              ------
  FACE
 AMOUNT
 (000)
------------
SHORT-TERM INVESTMENTS (12.3%)
 REPURCHASE AGREEMENT (12.3%)
   1,617   Chase Securities, Inc., 6.15%,
           dated 6/30/00, due 7/3/00, to be
           repurchased at $1,618,
           collateralized by U.S. Treasury
           Notes, 8.75%, due 5/15/20, valued
           $1,648 (Cost $1,617) .............. 1,617
                                              ------
FOREIGN CURRENCY (0.5%)
AUD    1   Australian Dollar                       1
GBP   11   British Pound                          16
EUR   31   Euro                                   30
HKD   17   Hong Kong Dollar                        2
SGD    6   Singapore Dollar                        3
JPY  894   Japanese Yen                            8
SEK   37   Swedish Krona                           4
U.S.$  9   Swiss Franc                             6
                                              ------
 TOTAL FOREIGN CURRENCY (COST $70)                70
                                              ------


    The accompanying notes are an integral part of the financial statements.


                                       8

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

             STATEMENT OF NET ASSETS (CONT.)
                    JUNE 30, 2000
                      (UNAUDITED)

                                                  AMOUNT
                                                   (000)
--------------------------------------------------------
Total Investments (99.1%) (Cost $12,772) ....... $13,063
                                                 -------
OTHER ASSETS (2.2%)
 Cash ...................................   $125
 Receivable for Daily Variation
 on Futures Contracts ...................     60
 Receivable for Shares Sold .............     49
 Due from Adviser .......................     28
 Dividends Receivable ...................     13
 Net Unrealized Gain on Foreign Currency
 Exchange Contracts .....................     12
 Foreign Withholding Tax Reclaim Receivable    1     288
                                            ----
LIABILITIES (-1.3%)
 Payable for Daily Variation on Futures
 Contracts ..............................    (80)
 Shareholder Reporting Expense Payable ..    (26)
 Investment Advisory Fees Payable .......    (25)
 Custodian Fees Payable .................    (19)
 Professional Fees Payable ..............     (9)
 Administrative Fees Payable ............     (6)   (165)
                                                 -------
NET ASSETS (100%) .......................        $13,186
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
 Applicable to 1,204,202 outstanding $0.001 par
 value shares (authorized 500,000,000 shares) .. $ 10.95
                                                 =======
NET ASSETS CONSIST OF:
Paid in Capital ................................ $12,215
Undistributed Net Investment Income ............      65
Accumulated Net Realized Gain ..................     615
Unrealized Appreciation on Investments and
Foreign Currency Translations ..................     291
                                                 -------
 Net Assets .................................... $13,186
                                                 =======
--------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000 the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                                  NET
       TO                           IN EXCHANGE            UNREALIZED
    DELIVER    VALUE   SETTLEMENT       FOR        VALUE   GAIN (LOSS)
     (000)     (000)     DATE          (000)       (000)      (000)
    -------    -----   ----------   -----------    -----   -----------
JPY      8,173  $77    7/21/00   U.S.$        77     $79            $2
JPY      7,188   68    7/21/00   U.S.$        68      67            (1)
JPY      3,829   37    9/11/00   U.S.$        37      37            --
JPY      1,577   15    9/11/00   U.S.$        15      15            --
U.S.$      175  175     9/8/00   EUR         183     174            (1)
U.S.$      225  225     9/8/00   JPY         235     226             1
U.S.$      343  341    7/21/00   JPY      36,259     343             2
U.S.$      416  407    7/21/00   JPY      44,023     416             9
             ------                               ------           ---
             $1,345                               $1,357           $12
             ======                               ======           ===

------------------------------------------------------------
(a)  -- Non-income producing security
(d) -- Securities were valued at fair value see note A-1 to the financial statements
@    -- Value is less than $500.
EUR  -- Euro
JPY  -- Japanese Yen
NCS  -- Non Convertible Shares
RNC  -- Non Convertible Savings Shares
------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 2000 the following futures contracts were open:

                                                     UNREALIZED
                          NOTIONAL                  APPRECIATION/
              NUMBER OF    VALUE     EXPIRATION     DEPRECIATION
              CONTRACTS    (000)        DATE           (000)
              ---------   --------   ----------     -------------
CAC 40 Index      2        $126       9/29/00           $(3)
DAX Index         1         177       9/15/00           (10)
IBEX Plus         1         105       7/21/00            (4)
Nikkei            4         117       9/07/00             1
Topix             3         451       9/07/00             1
                                                       ----
                                                       $(15)
                                                       ====

------------------------------------------------------------
   SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                            MARKET
                            VALUE        % OF NET
SECTOR DIVERSIFICATION      (000)         ASSETS
----------------------      ------       --------
Financials                  $2,603          19.7%
Consumer Discretionary       1,559          11.8
Energy                       1,221           9.3
Industrials                  1,148           8.7
Healthcare                   1,100           8.3
Information Technology       1,073           8.1
Consumer Staples               973           7.4
Telecommunication Services     703           5.4
Utilities                      693           5.3
Materials                      303           2.3
                           -------         -----
Total Foreign Securities   $11,376         86.3%
                           =======         =====



    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                               SIX MONTHS ENDED
                                                                                                  JUNE 30, 2000
                                                                                                    (UNAUDITED)
                                                                                                          (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                              $   98
  Interest                                                                                                   50
  Less: Foreign Taxes Withheld                                                                               (9)
                                                                                                         ------
    Total Income                                                                                            139
                                                                                                         ------
EXPENSES:
  Investment Advisory Fees                                                                                   50
  Less: Fees Waived                                                                                         (48)
                                                                                                         ------
  Net Investment Advisory Fees                                                                                2
  Custodian Fees                                                                                             20
  Administrative Fees                                                                                        19
  Shareholder Reports                                                                                        18
  Professional Fees                                                                                          12
  Directors' Fees and Expenses                                                                                1
  Other                                                                                                       1
                                                                                                         ------
    Net Expenses                                                                                             73
                                                                                                         ------
NET INVESTMENT INCOME                                                                                        66
                                                                                                         ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                          551
  Foreign Currency Transactions                                                                             (42)
  Futures Contracts                                                                                          12
                                                                                                         ------
    Net Realized Gain                                                                                       521
                                                                                                         ------
CHANGE IN UNREALIZED DEPRECIATION ON:
  Investments                                                                                            (1,326)
  Foreign Currency Translations                                                                             (66)
                                                                                                         ------
    Change in Unrealized Depreciation                                                                    (1,392)
                                                                                                         ------
NET REALIZED LOSS AND CHANGE IN UNREALIZED DEPRECIATION                                                    (871)
                                                                                                         ------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $ (805)
                                                                                                         ======
---------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED          PERIOD FROM
                                                                             JUNE 30, 2000  SEPTEMBER 20, 1999*
                                                                                (UNAUDITED)     TO DECEMBER 31,
                                                                                      (000)                1999
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                            $    66              $    25
  Net Realized Gain                                                                    521                  100
  Change in Unrealized Appreciation / Depreciation                                  (1,392)               1,683
                                                                                   -------              -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                     (805)               1,808
                                                                                   -------              -------
DISTRIBUTIONS
  Net Investment Income                                                                 --                  (25)
  In Excess of Net Investment Income                                                    --                   (7)
                                                                                   -------              -------
  Total Distributions                                                                   --                  (32)
                                                                                   -------              -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                         6,993               10,628
  Redeemed                                                                          (5,318)                 (88)
                                                                                   -------              -------
  Net Increase in Net Assets Resulting from Capital Share Transactions               1,675               10,540
                                                                                   -------              -------
  Total Increase in Net Assets                                                         870               12,316
                                                                                   -------              -------
NET ASSETS:
  Beginning of Period                                                               12,316                   --
                                                                                   -------              -------
  End of Period (including undistributed / (distributions in excess of) net
    investment income of $65 and $(1), respectively)                               $13,186              $12,316
                                                                                   =======              =======
---------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                  638                1,058
    Shares Issued on Distributions Reinvested                                           --                   --
    Shares Redeemed                                                                   (483)                  (9)
                                                                                   -------              -------
    Net Increase in Capital Shares Outstanding                                         155                1,049
                                                                                   =======              =======
---------------------------------------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                        SIX MONTHS ENDED          PERIOD FROM
                                                                          JUNE 30,2000         SEPTEMBER 20, 1999*
                                                                           (UNAUDITED)        TO DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 11.74                    $ 10.00
                                                                          -------                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               0.05                       0.02
  Net Realized and Unrealized Gain (Loss)                                   (0.84)                      1.75
                                                                          -------                    -------
    Total from Investment Operations                                        (0.79)                      1.77
                                                                          -------                    -------
DISTRIBUTIONS
  Net Investment Income                                                        --                      (0.03)
                                                                          -------                    -------
NET ASSET VALUE, END OF PERIOD                                            $ 10.95                    $ 11.74
                                                                          =======                    =======
TOTAL RETURN                                                                (6.73)%                   17.74%
                                                                          =======                    =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                         $13,186                    $12,316
Ratio of Expenses to Average Net Assets                                      1.15%**                    1.15%**
Ratio of Net Investment Income (Loss) to Average Net Assets                  1.05%**                    0.82%**
Portfolio Turnover Rate                                                        34%                        19%
----------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                              $  0.04                    $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                             1.94%**                    2.63%**
  Net Investment Income (Loss) to Average Net Assets                         0.29%**                   (0.66)%**
------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio invests in international equity markets, with emphasis placed upon countries, rather that stock selection.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)

balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are appor-

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)

tioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Adviser: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                            FIRST        $500          MORE
                            $500      MILLION TO       THAN
PORTFOLIO                  MILLION    $1 BILLION    $1 BILLION
---------                  -------    ----------    ----------
Active International       0.80%        0.75%      0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                               NET
   COST      APPRECIATION   DEPRECIATION   APPRECIATION
  (000)         (000)          (000)          (000)
---------    ------------   ------------   ------------
$ 12,772      $    1,061     $    (770)     $      291

For the six months ended June 30, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,646,000 and $3,722,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio defered to Jan-

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                  JUNE 30, 2000
                                   (UNAUDITED)

uary 1, 2000 for U.S. Federal income tax purposes, post-October capital losses of $4,900.

At June 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation
Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

--------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                             MONEY MARKET PORTFOLIO



                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                              INVESTMENT OVERVIEW

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-------------------------------------------------------------------------------

Other                                         (9.1%)
U.S Government & Agency Securities           (13.0%)
Commercial Paper                             (70.7%)
Certificates of Deposit/Bank Notes            (7.2%)

TOP FIVE HOLDINGS

                                                 PERCENT OF
SECURITY                            TYPE         NET ASSETS
--------                            ----         ----------
Citicorp Corp.                 Commercial Paper     2.9%
Met Life Funding, Inc.         Commercial Paper     2.9
Halifax Corp. plc              Commercial Paper     2.4
Societe Generale NA, Inc.      Commercial Paper     2.2
National Rural Utilities
   Cooperative Finance Corp.   Commercial Paper     2.1


COMPARATIVE MONTHLY AVERAGE YIELDS
------------------------------------------------------------------------------

         PORTFOLIO        IBC MONEY FUND COMPARABLE YIELDS INDEX
JUNE      5.89%                        5.86%

TOP FIVE SECTORS

                                    VALUE      PERCENT OF
SECTOR                              (000)      NET ASSETS
------                             -------     ----------
International Banks                $18,460       17.7%
U.S. Government & Agency
   Securities                       13,593       13.0
Finance-Automotive                  12,843       12.3
Diversified Financial Services       7,344        7.0
Finance-Corporate                    7,260        7.0

The Money Market Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in money market instruments which have effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The annualized seven-day and thirty day yields for the Portfolio as of June 30, 2000 were 5.99% and 5.89%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance.

During the first five months of this year, the U.S. economy continued to show few signs of slowing down. First quarter real Gross Domestic Product increased at a 4.8% annual pace and the nation's unemployment rate for the month of April reached 3.9%, the lowest level in 30 years. Tight labor markets placed pressure on wage and benefit growth as the first quarter Employment Cost Index posted its highest reading in close to 9 years. At the same time, the overall trend in the core Consumer Price Index (CPI) appeared to head gradually higher. For the three-month period ending May 31, the Consumer Price Index (CPI), excluding food and energy, rose an annualized 3.2% as compared to a 1.9% increase for all of 1999. However, by June, the impact of higher interest rates seemed to begin cooling off the U.S. economy. Starting in late-May through mid-June, weaker-than-expected employment, retail sales and housing-related statistics were all released. The May employment report, released in early June, featured an uptick in the unemployment rate to 4.1% and an estimated decline in nonfarm payrolls, after excluding recently hired census workers.

Over the past six months, the Federal Reserve continued on its course of trying to slow economic growth to a more sustainable, noninflationary pace. On three separate occasions, during the first half of this year, the Fed increased its target federal funds rate. As of June 30, the target federal funds rate stood at 6.50%,

[SIDENOTE]
INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION, ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE YOUR MONEY BY INVESTING IN THIS PORTFOLIO. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
[/SIDENOTE]

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

an increase of 100 basis points since year-end. As a result of the higher rates available on money market securities, net yields on the Portfolio continued in an upward trend throughout the semi-annual period under review.

Our primary strategy during the first half of this year has consisted of purchasing money market securities that matured near upcoming Federal Open Market Committee (FOMC) meeting dates in order to quickly reinvest at higher short-term interest rate levels. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On June 30, 2000, approximately 71 percent of the Portfolio was invested in high quality commercial paper, 13 percent in Federal agency obligations, 9 percent in overnight repurchase agreements, and 7 percent in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks. At June 30, the Portfolio's weighted average maturity was 44 days, an increase of 8 days from December 31. Ninety one percent of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continued to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

Looking ahead, although we expect slight further increases in our yield levels over the months ahead, we are not anticipating the relatively sharp increases that occurred during the first half of this year. We believe our Portfolio is well positioned to take advantage of the money market yield levels which become available during the months ahead.

July 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2000
                                  (UNAUDITED)

      Face                                                           Amortized
     Amount                                                            Cost
     (000)                                                             (000)
-------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (13.0%)
  US GOVERNMENT & AGENCY SECURITIES (13.0%)
    FEDERAL HOME LOAN BANKS
      $ 1,000   6.12%, 03/01/2001 ................................    $   959
        2,032   6.15%, 08/03/2000 ................................      2,021
        1,938   6.16%, 08/16/2000 ................................      1,923
    Federal Home Loan Mortgage Corp.
        2,000   5.95%, 08/17/2000 ................................      1,438
        2,000   6.30%, 10/06/2000 ................................      1,985
        1,415   6.70%, 04/26/2001 ................................      1,963
        1,500   6.22%, 03/01/2001 ................................      1,967
    Federal National Mortgage Association
        2,000   6.175%, 10/19/2000 ...............................      1,337
                                                                      -------
                                                                       13,593
                                                                      -------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
        (COST $13,593) ...........................................     13,593
                                                                      -------
COMMERCIAL PAPER (70.7%)
    BANKING(2.9%)
        3,000   Citicorp 6.54%, 07/06/2000 .......................      2,998
                                                                      -------
    DIVERSIFIED FINANCIAL SERVICES (7.0%)
        1,900   Associates Corp. of North America
                 6.50%, 07/13/2000 ...............................      1,897
        2,000   Associates First Capital Corp.
                 6.57%, 09/08/2000 ...............................      1,976
        2,000   General Electric Capital Corp.
                 6.04%, 08/17/2000 ...............................      1,984
        1,500   General Electric Capital Corp.
                 6.05%, 08/25/2000 ...............................      1,487
                                                                      -------
                                                                        7,344
                                                                      -------
    FINANCE - AUTOMOTIVE (12.3%)
        1,900   American Honda Finance Corp.
                 6.58%, 07/25/2000 ...............................      1,892
        2,000   American Honda Finance Corp.
                 6.63%, 08/01/2000 ...............................      1,989
        1,422   BMW U.S. Capital Corp. 6.55%, 08/07/2000 .........      1,413
        2,000   Daimler Chrysler North American Holding
                 Corp. 6.57%, 07/24/2000 .........................      1,992
        1,800   Daimler Chrysler North American Holding
                 Corp. 6.67%, 08/28/2000 .........................      1,781
        2,000   Ford Motor Credit Co. 6.54%, 08/07/2000 ..........      1,988
        1,800   Ford Motor Credit Co. 6.54%, 08/09/2000 ..........      1,788
                                                                      -------
                                                                       12,843
                                                                      -------
    FINANCE - CONSUMER (5.1%)
        1,500   New Center Asset Trust 5.98%, 07/10/2000 .........      1,498
        2,000   New Center Asset Trust 6.57%, 07/17/2000 .........      1,995
        1,800   Norwest Financial, Inc. 6.52%, 07/05/2000 ........      1,799
                                                                      -------
                                                                        5,292
                                                                      -------
    FINANCE - CORPORATE (7.0%)
        1,500   Ciesco LP 6.56%, 07/20/2000 ......................      1,495
        2,000   Ciesco LP 6.58%, 08/09/2000 ......................      1,986
        2,000   CIT Group, Inc. 6.00%, 07/13/2000 ................      1,998
$       1,800   CIT Group, Inc. 6.64%, 08/29/2000 ................      1,781
                                                                      -------
                                                                        7,260
                                                                      -------
    FOOD & BEVERAGES (1.9%)
        2,000   HJ Heinz Co. 6.54%, 08/03/2000 ...................      1,989
                                                                      -------
    INSURANCE (2.9%)
        3,000   MetLife Funding, Inc. 6.55%, 07/10/2000 ..........      2,996
                                                                      -------
    INTERNATIONAL BANKS (17.7%)
        2,000   Abbey National NA Corp.
                 6.58%, 09/12/2000 ...............................      1,974
        1,800   ABN- Amro NA Finance, Inc.
                 6.55%, 07/24/2000 ...............................      1,794
        2,000   ABN- Amro NA Finance, Inc.
                 6.60%, 07/13/2000 ...............................      1,996
        2,000   ANZ (Delaware), Inc.
                 6.57%, 09/15/2000 ...............................      1,973
        2,000   Canadian Imperial Holdings, Inc.
                 6.60%, 09/11/2000 ...............................      1,974
        2,000   Deutsche Bank Financial, Inc.
                 6.64%, 08/15/2000 ...............................      1,984
        2,500   Halifax plc 6.79%, 07/05/2000 ....................      2,499
        2,000   National Australia Funding (Del), Inc.
                 6.44%, 10/04/2000 ...............................      1,967
        2,300   Societe Generale NA, Inc. 6.53%, 07/05/2000 ......      2,299
                                                                      -------
                                                                       18,460
                                                                      -------
    INVESTMENT BANKERS/BROKERS/SERVICES (3.3%)
        2,000   Goldman Sachs Group, Inc.
                 6.14%, 07/11/2000 ...............................      1,997
        1,500   Goldman Sachs Group, Inc.
                 6.66%, 08/23/2000 ...............................      1,486
                                                                      -------
                                                                        3,483
                                                                      -------
    MAJOR U.S. TELECOMMUNICATIONS (5.6%)
        2,200   AT&T Corp. 6.56%, 09/05/2000 .....................      2,174
        1,700   AT&T Corp. 6.70%, 07/10/2000 .....................      1,698
        2,000   BellSouth Telecommunications, Inc.
                 6.53%, 08/11/2000 ...............................      1,986
                                                                      -------
                                                                        5,858
                                                                      -------
    RENTAL/LEASING COMPANIES (1.9%)
        2,000   International Lease Finance Corp.
                 6.56%, 07/19/2000 ...............................      1,994
                                                                      -------
    TELECOMMUNICATIONS EQUIPMENT (1.0%)
        1,000   Motorola, Inc. 6.58%, 08/23/2000 .................        991
                                                                      -------
    UTILITIES (2.1%)
        2,250   National Rural Utilities Cooperative Finance
                 Corp. 6.56%, 08/18/2000 .........................      2,231
                                                                      -------
    TOTAL COMMERCIAL PAPER (COST $73,739) ........................     73,739
                                                                      -------
CERTIFICATES OF DEPOSIT / BANK NOTES (7.2%)
    INTERNATIONAL BANKS (1.9%)
        2,000   Deutsche Bank AG 6.75%, 08/21/2000 ...............      2,000
                                                                      -------
    MAJOR BANKS (5.3%)
        1,500   Bank of America NA 6.82%, 07/21/2000 .............      1,500
        2,000   Bank of America NA 6.82%, 09/01/2000 .............      2,000


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                 JUNE 30, 2000
                                  (UNAUDITED)


       Face                                                       Amortized
      Amount                                                        Cost
      (000)                                                         (000)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT / BANK NOTES (CONT.)
$       2,000   First Union National Bank
                 6.65%, 07/27/2000 ...............................   $  2,000
                                                                      -------
                                                                        5,500
                                                                      -------
   TOTAL CERTIFICATES OF DEPOSIT (COST $7,500) ...................      7,500
                                                                      -------

REPURCHASE AGREEMENT (9.4%)
        9,790   Goldman Sachs & Co. 6.15%, dated 6/30/00,
                  due 7/3/00, to be repurchased at $9,795,
                  collateralized by U.S. Treasury Bonds,
                  10.375%, due 11/15/09, valued $11,464
                  (COST $9,790) ..................................      9,790
                                                                      -------
TOTAL INVESTMENTS (100.3%) (COST $104,622) .......................    104,622
                                                                      -------
OTHER ASSETS (0.1%)
    Cash ...........................................    $ 26
    Interest Receivable ............................      79
    Due from Adviser ...............................      44              149
                                                        ----
LIABILITIES (-0.4%)
    Dividends Payable ..............................    (293)
    Investment Advisory Fees Payable ...............     (79)
    Shareholder Reporting Fees Payable .............     (38)
    Administrative Fees Payable ....................     (25)
    Professional Fees ..............................     (19)
    Custodian Fees Payable .........................     (10)
    Other Liabilities ..............................      (3)            (467)
                                                        -----        ---------
NET ASSETS (100%) ...............................................    $104,304
                                                                     =========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
    Applicable to 104,307,198 outstanding $0.001 par value
    shares (authorized 500,000,000 shares) ......................    $   1.00
                                                                     ========
NET ASSETS CONSIST OF:
Paid in Capital .................................................     104,304
                                                                     --------
Net Assets ......................................................    $104,304
                                                                     ========
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                            STATEMENTS OF OPERATIONS

                                                                                                 SIX MONTHS ENDED
                                                                                                    JUNE 30, 2000
                                                                                                      (UNAUDITED)
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                $ 3,156
                                                                                                          -------
EXPENSES:
  Investment Advisory Fees                                                                                    154
  Less: Fees Waived                                                                                           (78)
  Net Investment Advisory Fees                                                                                 76
  Administrative Fees                                                                                         129
  Professional Fees                                                                                            33
  Shareholder Reports                                                                                          31
  Custodian Fees                                                                                                7
  Directors' Fees and Expense                                                                                   2
  Other                                                                                                         5
     Net Expenses                                                                                             283
                                                                                                          -------
NET INVESTMENT INCOME                                                                                       2,873
                                                                                                          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ 2,873
                                                                                                          =======
-----------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED            PERIOD FROM
                                                                              JUNE 30, 2000    JANUARY 5, 1999* TO
                                                                                (UNAUDITED)      DECEMBER 31, 1999
                                                                                      (000)                  (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                            $  2,873              $  3,880
                                                                                   --------              --------
DISTRIBUTIONS
  Net Investment Income                                                              (2,873)               (3,880)
                                                                                   --------              --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                         19,731                91,220
  Distributions Reinvested                                                            2,580                 3,876
  Redeemed                                                                          (11,299)               (1,804)
                                                                                   --------              --------
  Net Increase in Net Assets Resulting from Capital Share Transactions               11,012                93,292
                                                                                   --------              --------
  Total Increase in Net Assets                                                       11,012                93,292
NET ASSETS:
  Beginning of Period                                                                93,292                   --
                                                                                   --------              --------
  End of Period                                                                    $104,304              $ 93,292
                                                                                   ========              ========
-----------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                19,871                91,220
    Shares Issued on Distributions Reinvested                                         2,579                 3,880
    Shares Redeemed                                                                 (11,439)               (1,804)
                                                                                   --------              --------
    Net Increase in Capital Shares Outstanding                                       11,011                93,296
                                                                                   ========              ========
-----------------------------------------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                             SIX MONTHS ENDED              PERIOD FROM
                                                                              JUNE 30, 2000              JANUARY 5, 1999*
                                                                               (UNAUDITED)              TO DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $  1.000                      $ 1.000
                                                                                -------                      -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                          0.028                        0.045
                                                                                -------                      -------
DISTRIBUTIONS
   Net Investment Income                                                         (0.028)                      (0.045)
                                                                                -------                      -------
NET ASSET VALUE, END OF PERIOD                                                 $  1.000                      $ 1.000
                                                                                =======                      =======
TOTAL RETURN                                                                       2.81%                        4.63%
                                                                                =======                      =======
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's)                                           $104,304                      $93,292
   Ratio of Expenses to Average Net Assets                                         0.55%**                      0.55%**
   Ratio of Net Investment Income (Loss) to Average Net Assets                     5.63%**                      4.60%**

   Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment Income                                $  0.001                      $ 0.002
   Ratios Before Expense Limitation:
     Expenses to Average Net Assets                                                0.70%**                      0.77%**
     Net Investment Loss to Average Net Assets                                     5.48%**                      4.38%**
-----------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio as at June 30, 2000. The Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. Other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital. Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500          MORE
                              $500     MILLION TO      THAN
PORTFOLIO                   MILLION   $1 BILLION    $1 BILLION
----------                  -------   -----------   ----------
Money Market                 0.30%       0.25%        0.20%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000 PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG
LLP AS ITS NEW INDEPENDENT ACCOUNTANTS.